 As filed with the Securities and Exchange Commission on November 29, 1995.

                                              1933 Act Registration No. 33-18781
                                              1940 Act Registration No. 811-5407

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                 -------------
                                   Form N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )

                  Post-Effective Amendment No. 16 ( X )
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )

                         Amendment No. 19 ( X )
                        (Check appropriate box or boxes)
                                 -------------
                            Trust for Credit Unions
               (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 800-621-2550

                                 -------------

                              Michael J. Richman
                             Goldman, Sachs & Co.
                         85 Broad Street - 12th Floor
                           New York, New York 10004
                                 212-902-0841
                    (Name and address of agent for service)
                                  ____________

It is proposed that this filing will become effective (check appropriate box).

(   )  immediately upon filing pursuant to paragraph (b) of Rule 485

( X )  On December 1, 1995 pursuant to paragraph (b) of Rule 485

(   )  60 days after filing pursuant to paragraph (a)(i) of Rule 485 or earlier upon acceleration of the effective date by the Commission

(   )  on (date) pursuant to paragraph (a)(i) of Rule 485

(   )  75 days after filing pursuant to paragraph (a)(ii) of Rule 485 or earlier upon acceleration of the effective date by the Commission

(   )  on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:

(   )  this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                  -------------


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of units of beneficial interest under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for the most recent fiscal year on October 31, 1995. Registrant continues its election to register an indefinite number of units of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended


The Index to Exhibits is located at page _______.
Page 1 of _______ total pages.

                            TRUST FOR CREDIT UNIONS

                                  -----------

                             CROSS REFERENCE SHEET
                           (as required by Rule 495)

Part A                                Caption
------                                -------

1.   Cover Page                       Outside Front Cover Page

2.   Synopsis                         Highlights

3.   Condensed Financial              Financial Highlights
     Information

4.   General Description              Outside Front Cover Page; of Highlights;
     Registrant                       Investment Objective; Description of
                                      Investments; Other Investment Practices,
                                      Policies and Restrictions

5.   Management of the Fund           Highlights; Management

5a.  Management's Discussion of       Not Applicable
     Fund Performance

6.   Capital Stock and                Reports to Unitholders; Income;
     Other Securities                 Taxes; Management; Exchange Privilege;
                                      Additional Information

7.   Purchase of Securities           Outside Front Cover Page;
     Being Offered                    Highlights; Purchase of Units;
                                      Net Asset Value; Management

8.   Redemption or Repurchase         Highlights; Redemption of Units

9.   Pending Legal Proceedings        Not Applicable

Part B
------

10.  Cover Page                       Outside Front Cover Page

11.  Table of Contents                Outside Front Cover Page

12.  General Information and          Not Applicable
     History

13.  Investment Objectives            Introduction; Adjustable and
     and Policies                     Fixed Rate Mortgage Loans and
                                      Mortgage-Related Securities;
                                      Investment Restrictions

14.  Management of the Fund           Management

15.  Control Persons and              Description of Units; Management
     Principal Holders of
     Securities

16.  Investment Advisory and          Introduction; Advisory and
     Other Services                   Other Services

17.  Brokerage Allocation and         Advisory and Other Services
     Other Services

18.  Capital Stock and                Description of Units
     Other Securities

19.  Purchase, Redemption and         Not Applicable
     Pricing of Securities
     Being Offered

20.  Tax Status                       Not Applicable

21.  Underwriters                     Advisory and Other Services

22.  Calculation of Performance       Calculation of Performance
     Data                             Quotations

23.  Financial Statements             Financial Statements

Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement

                                     TRUST
                                     -----

                               for Credit Unions






                                   Prospectus

                             December 1, 1995

                            MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                                      and
                         MORTGAGE SECURITIES PORTFOLIO

                            TRUST FOR CREDIT UNIONS

                               ----------------

  Trust for Credit Unions (the "Fund") is an open-end diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its in-vestment portfolios, which include: the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Matu-rity Portfolio (May 97). This Prospectus relates to the offering of units of the Fund's Money Market Portfolio, Government Securities Portfolio and the Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"). The Money Market Portfolio's objective is to maximize cur-rent income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Money Market Portfolio invests in high quality money market instruments authorized under the Federal Credit Union Act. The Government Securities Portfolio's objective is to achieve a high level of cur-rent income, consistent with low volatility of principal. The Government Secu-rities Portfolio invests primarily in obligations of the United States Govern-ment ("U.S. Government"), its agencies, instrumentalities or sponsored enter-prises authorized under the Federal Credit Union Act with a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security. The Mortgage Securities Portfolio's objective is to achieve a high level of current income, consistent with rela-tively low volatility of principal. The Mortgage Securities Portfolio invests primarily in privately issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a nationally rec-ognized statistical rating organization ("NRSRO") and in mortgage-related se-curities issued or guaranteed by the U.S. Government, its agencies, instrumen-talities or sponsored enterprises. The Mortgage Securities Portfolio's maximum duration will not exceed that of a 3-year U.S. Treasury security and its tar-get duration will be equal to that of a 2-year U.S. Treasury security. With respect to the Government Securities Portfolio and the Mortgage Securities Portfolio, it is expected that over the long term the volatility of each Port-folio will be low in relation to longer-term bond funds; however, there may be a loss of principal.

                                                       (continued on next page)

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued from previous page)

  Goldman, Sachs & Co., through Goldman Sachs Asset Management, a separate op-erating division, serves as the Fund's investment adviser. Goldman, Sachs & Co. also serves as the transfer agent. Callahan Credit Union Financial Serv-ices Limited Partnership serves as the Fund's administrator. Callahan Finan-cial Services, Inc., the general partner of Callahan Credit Union Financial Services Limited Partnership, and Goldman, Sachs & Co. serve as the Fund's co-distributors. This Prospectus dated December 1, 1995, which sets forth con-cisely the information about the Fund that a prospective investor ought to know before investing, should be retained for future reference.

A Statement of Additional Information (the "Additional Statement") dated the same date, containing further information about the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman, Sachs & Co. or Callahan Credit Union Financial Services Limited Partnership by calling the applicable telephone number listed below.

GOLDMAN, SACHS & CO.               Toll Free.......................800-342-5828
Adviser and Co-Distributor                                       (800-DIAL-TCU)

One New York Plaza

New York, New York 10005


CALLAHAN CREDIT UNION FINANCIAL    Toll Free.......................800-237-5678
SERVICES LIMITED PARTNERSHIP
Administrator
c/o Callahan Financial Services, Inc.
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

CALLAHAN FINANCIAL SERVICES, INC.  Toll Free.......................800-237-5678
Co-Distributor
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS.................................................................    1
FEES AND EXPENSES..........................................................    5
FINANCIAL HIGHLIGHTS.......................................................    7
INVESTMENT OBJECTIVES AND PORTFOLIOS.......................................   10
DESCRIPTION OF INVESTMENTS.................................................   12
OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS......................   20
REPORTS TO UNITHOLDERS.....................................................   24
PURCHASE OF UNITS..........................................................   24
REDEMPTION OF UNITS........................................................   25
EXCHANGE PRIVILEGE.........................................................   27
INCOME.....................................................................   27
NET ASSET VALUE............................................................   28
TAXES......................................................................   29
MANAGEMENT.................................................................   30
PERFORMANCE AND YIELD INFORMATION..........................................   33
ADDITIONAL INFORMATION.....................................................   34

                      (This Page Intentionally Left Blank)

                                  HIGHLIGHTS

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered solely to state and federally chartered credit unions. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Units of the Portfolios, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether the Portfolios are permissible investments under the laws applicable to it.

INVESTMENT OBJECTIVES AND PORTFOLIOS
                                                       Pages 10 through 12

  The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of the Portfolios offered in this Prospectus.

    Money Market Portfolio--seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act. The Money Market Portfolio invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) U.S. dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder, (c) repurchase agreements pertaining thereto and (d) federal funds.

    Government Securities Portfolio--seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act with a maximum duration equal to that of a two-year U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security. The Government Securities Portfolio invests exclusively in (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) repurchase agreements pertaining thereto and (c) short-term obligations that are permitted investments for the Money Market Portfolio. Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-backed obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. While there will be fluctuations in the net asset value of the Government Securities Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest.

    Mortgage Securities Portfolio--seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act with a maximum duration not to exceed that of a 3-year U.S. Treasury security and a target duration equal to that of a 2-year U.S. Treasury security. Under normal circumstances, the Mortgage Securities Portfolio will invest primarily (and at least 65% of its assets) in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. These securities will include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities (collectively, "CMOs") as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The Mortgage Securities Portfolio may also invest in (a) other securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies, instrumentalities or sponsored enterprises thereof, (b) repurchase agreements pertaining thereto and (c) short-term obligations that are permitted investments for the Money Market Portfolio. The Mortgage Securities Portfolio seeks to provide investors with a higher level of current income than they could receive from a money market fund, and although the Portfolio's net asset value will fluctuate more than that of a portfolio of money market securities, it will attempt, through the purchase of securities with short or negative durations, to limit the effect of interest rate fluctuations on the Portfolio's net asset value. See "Risk Factors."

  Each Portfolio is represented by a separate series of units of beneficial interest and investors may elect to invest in any or all three Portfolios.

PURCHASE OF UNITS
                                                           Pages 24 and 25

  Purchases of units of any Portfolio may be made only by Federal Reserve wire. There is no minimum for initial or subsequent investments nor are minimum balances required.

  Orders for Money Market Portfolio units received before 2:30 p.m., New York time on a Business Day (as such term is defined under "Additional Information") earn same day income if federal funds are received that day. Orders for Government Securities Portfolio and Mortgage Securities Portfolio units received before 4:00 p.m., New York time, on a Business Day earn income commencing the next Business Day provided that federal funds have been received by the next Business Day.

REDEMPTION OF UNITS
                                                       Pages 25 through 27

  Redemptions of units of the Portfolios may be made at the net asset value next determined after the request therefor has been received by the Fund. Redemption requests with respect to Money Market Portfolio units so received before 2:30 p.m., New York time on a Business Day normally provide same day federal funds at the unitholder's designated account. Redemption requests with respect to Government Securities Portfolio and Mortgage Securities Portfolio units so received before 4:00 p.m., New York time, normally provide federal funds on the next Business Day at the unitholder's designated account.

INCOME AND CAPITAL GAINS DISTRIBUTION POLICY
                                                           Pages 27 and 28

  Dividends from net investment income are declared daily and paid monthly by each Portfolio of the Fund. The Fund intends that net realized capital gains, if any, after offset by any available capital loss carryforwards from prior years of each Portfolio will be declared at least annually as a dividend. In the case of the Money Market Portfolio, net short-term capital gains, if any, may be reflected in daily dividend declarations. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Portfolio's net investment income. In addition, from time to time in order to enhance stability of principal and to stabilize the monthly rate of distributions to unitholders, a portion of such dividends may constitute a return of capital. Unitholders of each Portfolio will receive dividends in additional units of that Portfolio or may elect to receive cash.

NET ASSET VALUE
                                                            Page 28 and 29

  The net asset value per unit of each Portfolio is determined by dividing the excess of the value of all securities and other assets over liabilities by the number of units outstanding. The Money Market Portfolio is valued on the basis of amortized cost, and will normally maintain a net asset value per unit of $1.00; however, there can be no assurance that the Money Market Portfolio will be able at all times to maintain a net asset value per unit of $1.00. The net asset value per unit of the Government Securities Portfolio and the Mortgage Securities Portfolio will fluctuate as the value of each Portfolio's assets changes in response to changing market rates of interest, principal prepayments and other factors.

INVESTMENT ADVISER
                                                           Pages 30 and 31

  Goldman, Sachs & Co., one of the largest international investment banking and brokerage firms in the United States, serves as the Fund's investment adviser and also provides certain administrative services. Goldman, Sachs & Co. provides its advisory services through Goldman Sachs Asset Management ("GSAM"), a separate operating division.

ADMINISTRATOR
                                                           Pages 31 and 32

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), a Delaware limited partnership in which 37 major credit unions are limited partners, acts as the administrator of the Fund. In this capacity, CUFSLP periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Fund and provides other administrative services to the Fund.

DISTRIBUTORS
                                                                   Page 32

  Callahan Financial Services, Inc. ("CFS"), the general partner of CUFSLP, and Goldman, Sachs & Co. serve as co-distributors of units in each of the Fund's Portfolios.

RISK FACTORS

  Investments made by the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio entail certain risks. These include the possible failure of an obligor or counter-party (parties to whom a Portfolio has credit or performance exposure) to meet its commitments, adverse interest rate changes, adverse economic, real estate or unemployment trends, possible failure in the processing of transactions, risks associated with investments in foreign branches of U.S. banks, and the effects of prepayments on mortgage-related or other debt instruments. Mortgage-related securities, in particular, typically have frequent interest and principal payments, and are subject to principal prepayments. As a result, mortgage-related securities may be less effective than other types of debt securities as a means of "locking in" interest rates. Moreover, the rate of principal prepayments will frequently accelerate during periods of declining interest rates. As a result, when a Portfolio reinvests amounts representing scheduled and unscheduled payments of principal, it may receive a lower rate of interest.

  Each Portfolio's investments are interest rate sensitive. The Portfolios' performance will, therefore, depend in large part upon the ability of the investment adviser to respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns, while attempting to minimize the associated risks to investment capital. Operating results will also depend upon the availability of opportunities for the investment of the Portfolio's assets, including purchases and sales of suitable securities. The market value of securities held by the Portfolios, including mortgage-related securities, will generally decline during periods of increasing interest rates, and increase during periods of declining interest rates (although many mortgage-related securities will have less potential for capital appreciation during periods of declining rates than other debt securities).

  In the case of the Mortgage Securities Portfolio, privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, but such securities generally are structured with one or more types of credit enhancement such as guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In addition, concentration in pools of mortgage-related securities sponsored by the same sponsor or serviced by the same servicer may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

  Some mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; however, under certain interest rate and prepayment scenarios a Portfolio may nevertheless fail to recoup fully its investment in certain of these securities. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, Goldman, Sachs & Co., in accordance with guidelines and standards adopted by the Board of Trustees, may determine that certain interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises may not be readily marketable. If so, these securities will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The yields on a class of stripped mortgage-backed securities that receives all or most of the interest (i.e., IO's) are generally higher than the prevailing market yields on other mortgage-related securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the stripped mortgage-backed securities are issued or guaranteed by the U.S. Government. Each Portfolio may engage in various investment practices that involve special risks, such as repurchase agreements and (with respect to the Government Securities Portfolio and the Mortgage Securities Portfolio) securities lending and mortgage dollar rolls. As indicated, one or more of the Fund's Portfolio's may, to the extent consistent with the Rules and Regulations of the National Credit Union Administration, invest in stripped mortgage-backed securities, zero coupon bonds, collateralized mortgage obligations and other multi-class mortgage-related securities which present certain risks. See "Description of Investments" and "Other Investment Practices, Policies and Restrictions" for further information.

  The involvement of Goldman, Sachs & Co., and its affiliates, partners and officers, in the investment activities and business operations of the Fund may present certain potential conflicts-of-interest, as described under "Management--Investment Adviser and Transfer Agent."

                               FEES AND EXPENSES

  The following table illustrates all expenses and fees that unitholders of the Fund incur.

                        UNITHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases...................................... None
      Sales Load Imposed on Reinvested Dividends........................... None
      Redemption Fees...................................................... None
      Exchange Fees........................................................ None

                      ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average daily net assets after fee waivers and expense limitations)

                                                          GOVERNMENT  MORTGAGE
                                             MONEY MARKET SECURITIES SECURITIES
                                              PORTFOLIO   PORTFOLIO  PORTFOLIO
                                             ------------ ---------- ----------
Investment Advisory Fee (after fee waiv-
 ers)......................................      .11%        .20%       .18%
Administration Fee (after fee waivers).....      .05         .10        .05
Other Expenses (after expense limitations).      .04         .05        .06
                                                 ---         ---        ---
    Total Portfolio Operating Expenses (af-
     ter fee waivers and expense limita-
     tions)................................      .20%        .35%       .29%
                                                 ===         ===        ===

  The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The information is based on estimated expenses that the Portfolios expect to incur during the current fiscal year. During the last fiscal year, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio incurred the following expenses (expressed as a percentage of average net assets after fee waivers and expense limitations): investment advisory fees of .15%, .20% and .15%; administration fees of .04%,
 .10% and .05%; and other expenses of .01%, .04% and .06%, for total operating expenses of .20%, .34% and .26%, respectively. Had there been no fee waivers and expense limitations, the fees and expenses for the Money Market Portfolio and Mortgage Securities Portfolio for the last fiscal year would have been (expressed as a percentage of average net assets): investment advisory fees of
 .20% and .20%; administration fees of .10% and .05%; and other expenses of .03% and .07%, for total operating expenses of .33% and .32%, respectively.

  Management fees for the Money Market Portfolio currently consist of an investment advisory fee to Goldman, Sachs & Co. payable monthly at annual rates equal to .20% of the first $300 million and

 .15% over $300 million of the average daily net assets of such Portfolio and an administration fee to CUFSLP payable monthly at an annual rate equal to
 .10% of the average daily net assets of such Portfolio. Effective July 1, 1995, Goldman, Sachs & Co. has voluntarily agreed to limit its advisory fee to
 .12% of the first $250 million, .10% of the next $250 million, .09% of the next $250 million and .08% over $750 million of the average daily net assets of such Portfolio and CUFSLP has voluntarily agreed to limit its administration fee to .05% of the first $250 million, .05% of the next $250 million, .04% of the next $250 million and .03% over $750 million of the average daily net assets of such Portfolio. Goldman, Sachs & Co. and CUFSLP have no current intention to, but may in the future discontinue or modify any of such limitations at their discretion. For the period from September 2, 1994 to June 30, 1995, Goldman, Sachs & Co. limited all expenses of the Money Market Portfolio other than the fees of Goldman, Sachs & Co. and CUFSLP and extraordinary expenses. Effective July 1, 1995, CUFSLP will limit all such expenses of the Money Market Portfolio to the extent the total annualized operating expenses exceed 0.20% of its average daily net assets.

  Management fees for the Government Securities Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. and an administration fee to CUFSLP payable monthly at annual rates equal to .20% and .10%, respectively, of the average daily net assets of such Portfolio. The Government Securities Portfolio bears the fees of Goldman, Sachs & Co. and CUFSLP referred to above as well as other expenses incurred in its operations. CUFSLP and Goldman, Sachs & Co. have each voluntarily agreed to limit the other ordinary operating expenses of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Portfolio's average net assets, and Goldman, Sachs & Co. will reimburse expenses that exceed .10% up to .15% of the Portfolio's average net assets. For the year ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP or Goldman, Sachs & Co. under this voluntary agreement.

  Management fees for the Mortgage Securities Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. and an administration fee to CUFSLP payable monthly at annual rates equal to .20% and .05%, respectively, of the average daily net assets of the Portfolio. The Mortgage Securities Portfolio bears the fees of Goldman, Sachs & Co. and CUFSLP referred to above as well as other expenses incurred in its operations. During the last fiscal year, Goldman, Sachs & Co., however, did not impose a portion of its advisory fee for the Portfolio.

  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods based on the information presented above and assuming (a) a 5% annual rate of return and (b) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
      Money Market Portfolio....................   $2     $ 6     $11     $26
      Government Securities Portfolio...........   $4     $11     $20     $44
      Mortgage Securities Portfolio.............   $3     $ 9     $16     $37

  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown in the Table.

                             FINANCIAL HIGHLIGHTS

  The following information with respect to a unit of the Money Market Portfolio, Government Securities Portfolio and the Mortgage Securities Portfolio outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, incorporated by reference into the Additional Statement, from the Fund's annual report to unitholders for the fiscal year ended August 31, 1995 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes appearing in the Annual Report. This Annual Report also contains other performance information and is available upon request and without charge by writing to either of the addresses on the inside cover of this Prospectus.

                            TRUST FOR CREDIT UNIONS

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                  INCOME FROM                DISTRIBUTIONS TO
                             INVESTMENT OPERATIONS              UNITHOLDERS
                           ------------------------- ---------------------------------
                                                                                                                        RATIO OF
                    NET                                                                   NET                RATIO OF     NET
                   ASSET                   NET                  IN EXCESS   FROM NET     ASSET                 NET     INVESTMENT
                 VALUE AT     NET        REALIZED     FROM NET    OF NET    REALIZED     VALUE               EXPENSES  INCOME TO
                 BEGINNING INVESTMENT    GAIN ON     INVESTMENT INVESTMENT   GAIN ON   AT END OF   TOTAL    TO AVERAGE  AVERAGE
                 OF PERIOD   INCOME   INVESTMENTS(A)   INCOME     INCOME   INVESTMENTS  PERIOD   RETURN(B)  NET ASSETS NET ASSETS
                 --------- ---------- -------------- ---------- ---------- ----------- --------- ---------  ---------- ----------
Year ended:
8/31/95.........   $1.00    $0.0555      $   --       $(0.0553)  $    --    $    --      $1.00     5.56%       0.20%      5.55%
8/31/94.........    1.00     0.0329       0.0002       (0.0342)   (0.0001)   (0.0002)     1.00     3.50        0.25       3.29
8/31/93.........    1.00     0.0305       0.0004       (0.0305)       --     (0.0005)     1.00     3.14        0.25       3.05
8/31/92.........    1.00     0.0416       0.0008       (0.0416)       --     (0.0007)     1.00     4.39        0.25       4.16
8/31/91.........    1.00     0.0641          --        (0.0641)       --         --       1.00     6.93        0.25       6.41
8/31/90.........    1.00     0.0824          --        (0.0824)       --         --       1.00     8.58        0.25       8.24
8/31/89.........    1.00     0.0899          --        (0.0899)       --         --       1.00     9.28        0.25       8.99
5/17/88(c) to
8/31/88.........    1.00     0.0214          --        (0.0214)       --         --       1.00     7.40(d)     0.25(d)    7.27(d)
                             RATIO INFORMATION
                             ASSUMING NO WAIVER
                             OF FEES OR EXPENSE
                               REIMBURSEMENTS
                           ----------------------
                                        RATIO OF
                    NET                   NET
                  ASSETS    RATIO OF   INVESTMENT
                 AT END OF EXPENSES TO   INCOME
                  PERIOD   AVERAGE NET TO AVERAGE
                  (000'S)    ASSETS    NET ASSETS
                 --------- ----------- ----------
Year ended:
8/31/95......... $382,096     0.33%       5.42%
8/31/94.........  216,989     0.34        3.20
8/31/93.........  616,229     0.33        2.97
8/31/92.........  864,924     0.29        4.12
8/31/91.........  654,977     0.25        6.41
8/31/90.........  258,304     0.25        8.24
8/31/89.........  167,331     0.25        8.99
5/17/88(c) to
8/31/88.........  106,739     0.25(d)     7.27(d)

----
(a) May include balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Commencement of operations.
(d) Annualized.

                            TRUST FOR CREDIT UNIONS

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM
                             INVESTMENT
                             OPERATIONS         DISTRIBUTIONS TO UNITHOLDERS
                          -----------------  -------------------------------------
                                                                                                                RATIO OF
                                     NET                                                                          NET
                                  REALIZED                        FROM   IN EXCESS                              INVEST-
                   NET               AND                  IN       NET    OF NET    NET                           MENT
                  ASSET            UNREAL-     FROM     EXCESS    REAL-    REAL-   ASSET              RATIO OF   INCOME
                 VALUE AT   NET   IZED GAIN    NET      OF NET    IZED     IZED    VALUE                NET        TO
                  BEGIN-  INVEST- (LOSS) ON  INVEST-   INVEST-   GAIN ON  GAIN ON    AT               EXPENSES  AVERAGE
                 NING OF   MENT    INVEST-     MENT      MENT    INVEST-  INVEST-  END OF   TOTAL    TO AVERAGE   NET
                  PERIOD  INCOME  MENTS(A)    INCOME    INCOME    MENTS    MENTS   PERIOD RETURN(B)  NET ASSETS  ASSETS
                 -------- ------- ---------  --------  --------  ------- --------- ------ ---------  ---------- --------
Year ended:
8/31/95.........  $ 9.78  $0.5515 $(0.0011)  $(0.5582) $(0.0122)  $ --     $ --    $ 9.76   5.82%       0.34%     5.65%
8/31/94.........    9.97   0.4286  (0.1974)   (0.4212)      --      --       --      9.78   2.33        0.35      4.25
8/31/93.........   10.03   0.4641  (0.0599)   (0.4630)  (0.0012)    --       --      9.97   4.06        0.34      4.58
8/31/92.........   10.00   0.5588   0.0311    (0.5594)      --      --       --     10.03   6.68        0.36      5.91
7/10/91(d) to
8/31/91.........   10.00   0.0873  (0.0016)   (0.0857)      --      --       --     10.00   7.02(e)     0.48(e)   7.16(e)
                                        RATIO INFORMATION
                                        ASSUMING NO WAIVER
                                        OF FEES OR EXPENSE
                                          REIMBURSEMENTS
                                      ----------------------
                                                   RATIO OF
                              NET                    NET
                             ASSETS    RATIO OF   INVESTMENT
                 PORTFOLIO AT END OF  EXPENSES TO   INCOME
                 TURN-OVER   PERIOD   AVERAGE NET TO AVERAGE
                  RATE(C)   (000'S)     ASSETS    NET ASSETS
                 --------- ---------- ----------- ----------
Year ended:
8/31/95.........   70.58%  $  529,659    0.34%       5.65%
8/31/94.........   42.27      594,331    0.37        4.23
8/31/93.........   67.38    1,122,484    0.47        4.45
8/31/92.........  195.53    1,153,410    0.59        5.68
7/10/91(d) to
8/31/91.........    3.56       94,139    0.73(e)     6.91(e)

----
(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) May include effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                            TRUST FOR CREDIT UNIONS

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                             INCOME FROM
                             INVESTMENT
                             OPERATIONS         DISTRIBUTIONS TO UNITHOLDERS
                          ----------------- ---------------------------------------
                                                                                                                 RATIO OF
                                     NET                                                                           NET
                                  REALIZED                      IN EXCESS                                        INVEST-
                   NET               AND                 IN      OF NET               NET                          MENT
                  ASSET            UNREAL-    FROM     EXCESS     REAL-              ASSET             RATIO OF   INCOME
                 VALUE AT   NET   IZED GAIN   NET      OF NET     IZED               VALUE               NET        TO
                  BEGIN-  INVEST- (LOSS) ON INVEST-   INVEST-    GAIN ON     FROM      AT              EXPENSES  AVERAGE
                 NING OF   MENT    INVEST-    MENT      MENT     INVEST-   PAID-IN   END OF   TOTAL   TO AVERAGE   NET
                  PERIOD  INCOME  MENTS(A)   INCOME    INCOME     MENTS    CAPITAL   PERIOD RETURN(B) NET ASSETS  ASSETS
                 -------- ------- --------- --------  --------  ---------  --------  ------ --------- ---------- --------
Year ended:.....
8/31/95.........  $ 9.62  $0.6075  $0.1539  $(0.6075) $(0.0175) $    --    $(0.0164) $ 9.74   8.20%      0.26%     6.36%
8/31/94.........   10.13   0.5533  (0.4530)  (0.5719)  (0.0340)  (0.0044)       --     9.62   1.00       0.28      5.66
10/9/92(d)
to 8/31/93......   10.00   0.4895   0.1144   (0.4702)      --        --         --    10.13   6.27       0.33(e)   5.64(e)
                                     RATIO INFORMATION
                                     ASSUMING NO WAIVER
                                     OF FEES OR EXPENSE
                                       REIMBURSEMENTS
                                   ----------------------
                            NET                 RATIO OF
                  PORT-    ASSETS                 NET
                  FOLIO    AT END   RATIO OF   INVESTMENT
                  TURN-      OF    EXPENSES TO   INCOME
                  OVER     PERIOD  AVERAGE NET TO AVERAGE
                 RATE(C)  (000'S)    ASSETS    NET ASSETS
                 -------- -------- ----------- ----------
Year ended:.....
8/31/95......... 130.98%  $264,409    0.32%       6.30%
8/31/94......... 188.58    283,886    0.29        5.65
10/9/92(d)
to 8/31/93...... 146.24    213,510    0.38(e)     5.59(e)

----
(a) Includes balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) May include effect of mortgage dollar roll transactions.
(d) Commencement of operations.
(e) Annualized.

                     INVESTMENT OBJECTIVES AND PORTFOLIOS

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") organized on September 24, 1987 as a Massachusetts business trust. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. The Fund presently maintains six investment portfolios--the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97). This Prospectus relates to the offering of units of the Fund's Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

  The Fund is offered solely to state and federally chartered credit unions. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

  Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. Included are mortgage-related securities, securities issued or fully guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, accounts in specified federally insured financial institutions and other specified investments.

  The Fund's investments consist exclusively of assets intended to qualify as eligible investments if owned directly by a federally chartered credit union. Units of the Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether the Fund's units are permissible investments under the laws applicable to it.

MONEY MARKET PORTFOLIO

  The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

  The Money Market Portfolio invests exclusively in:

    --securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --U.S. dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder;

    --repurchase agreements pertaining thereto; and

    --federal funds.

  The Money Market Portfolio is managed so that the average maturity of all instruments in the Portfolio (on a dollar-weighted basis) will not exceed ninety days. In no event will the Money Market Portfolio purchase any securities which are deemed to mature more than thirteen months from the date of purchase.

  It is the intent of the Fund that more than 25% of the value of the total assets of the Money Market Portfolio will be invested in bank obligations, except that if adverse economic conditions prevail in the banking industry the Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations. See "Description of Investments--Bank Obligations."

  Pursuant to an SEC order, the Money Market Portfolio, may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman, Sachs & Co. or its affiliate, Goldman Sachs Money Market, L.P.

  Investments by the Money Market Portfolio must present minimal credit risk and be rated within the highest rating category for short-term debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer, or if only one NRSRO has assigned a rating, by that NRSRO. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees. The Money Market Portfolio may only purchase "First Tier Securities" as defined herein. First Tier Securities are securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier rated securities. NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc. and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see the Additional Statement.

GOVERNMENT SECURITIES PORTFOLIO

  The Government Securities Portfolio seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

  The Government Securities Portfolio invests exclusively in:

    --securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --repurchase agreements pertaining thereto; and

    --short-term obligations that are permitted investments for the Money
       Market Portfolio.

  Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The Government Securities Portfolio intends to maintain a maximum duration equal to that of a two-year

U.S. Treasury security and a target duration to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security (computed using the method described herein). Duration measures the price sensitivity of the Portfolio including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios.

MORTGAGE SECURITIES PORTFOLIO

  The Mortgage Securities Portfolio seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

  The Mortgage Securities Portfolio invests exclusively in:

  --privately-issued mortgage-related securities, rated at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises;

  --other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

  --repurchase agreements pertaining thereto; and

  --short-term obligations that are permitted investments for the Money
   Market Portfolio.

  Under normal circumstances, the Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The Portfolio's maximum duration will not exceed that of a 3-year U.S. Treasury security and its target duration will be equal to that of a 2-year U.S. Treasury security.

                               ----------------

  The investment objective of each Portfolio (which is set forth in the first sentence under each Portfolio) may not be changed without the approval of the holders of a majority of the outstanding units of that Portfolio, as described under "Additional Information." There can be no assurance that the objective of each Portfolio will be realized. In seeking its objective, a Portfolio may not always purchase securities offering the highest yield.

                          DESCRIPTION OF INVESTMENTS

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from payments on, mortgage loans secured by real property. These securities include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Government Securities Portfolio and the Mortgage Securities Portfolio may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of mortgage-related securities that are permissible for the Portfolios.

  1. INVESTMENT CHARACTERISTICS OF MORTGAGE-RELATED SECURITIES

  In general, changes in both prepayment rates on mortgage-related securities and interest rates and the volume of transactions in units of the Government Securities Portfolio and the Mortgage Securities Portfolio will affect each Portfolio's return. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage-related securities, the rate of prepayment would be expected to increase. Prepayments of adjustable rate mortgage loans may also increase in a declining interest rate environment as borrowers seek to "lock-in" low rates. Conversely, if mortgage loan interest rates rise above the interest rates on outstanding mortgage loans, the rate of prepayment may be expected to decrease. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of declining interest rates, since the mortgage payments will normally be reinvested in instruments with lower yields reflecting prevailing market conditions.

  Because the Portfolios' investments are interest rate sensitive, each Portfolio's performance will depend in large part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities such as stripped mortgage-backed and certain other multiple class pass-through securities, which are discussed below.

  Generally, to the extent mortgage-related securities are purchased at a premium, a faster than anticipated rate of unscheduled principal prepayments will result in a lower than anticipated yield. On the other hand, if the securities are purchased at a discount, a faster than anticipated rate of unscheduled prepayment of principal will result in a higher than anticipated yield.

  2. PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  The Mortgage Securities Portfolio may invest in privately-issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

  The mortgage pools underlying Mortgage Pass-Throughs consist of private mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential, residential multi-family and mixed residential/commercial properties. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

  Mortgage Pass-Throughs generally offer a higher yield than Government Mortgage-Related Securities (as defined below) because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may be purchased by the Mortgage Securities Portfolio if they have the required rating from an NRSRO. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable. Types of credit support are discussed further in the Additional Statement.

  3. GOVERNMENT MORTGAGE-RELATED SECURITIES

  The Fund's Portfolios may invest in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises ("Government Mortgage-Related Securities"). These securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates ("GNMA Certificates"), which are mortgage-backed securities of the modified pass-through type where both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each GNMA Certificate evidences an interest in a specific pool of mortgage loans (frequently one-to-four family residential loans) insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

  Government Mortgage-Related Securities also include securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and stockholder-owned corporation, issues pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, also a federally chartered corporation, issues pass-through securities which are guaranteed as to timely payment of interest and ultimate collection of principal by FHLMC. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  The Government Securities Portfolio and Mortgage Securities Portfolio may purchase "stripped" securities issued or guaranteed by U.S. Government agencies or instrumentalities that evidence ownership in the future interest payments or the future principal payments on Government Mortgage-Related Securities. Stripped mortgage-backed securities ("SMBS") are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Government Mortgage-Related Securities. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience different than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. Although the market for such securities is increasingly liquid, Goldman, Sachs & Co., in accordance with guidelines and standards adopted by the Board of Trustees, may determine that certain interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises are not readily marketable. If so, these securities will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other Government Mortgaged-Related Securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the SMBS are issued or guaranteed by the U.S. Government. Consistent with the Rules and Regulations of the National Credit Union Administration, the Government Securities Portfolio and the Mortgage Securities Portfolio will purchase SMBS solely to reduce the interest rate risk of their holdings (although this policy will not reduce the risk of loss on the SMBS themselves that are held by the Portfolios) and will not purchase SMBS issued by private issuers.

  4. MULTICLASS MORTGAGE SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities acquired by the Portfolios may include collateralized mortgage obligations and other multiclass mortgage-related securities (collectively, "CMOs") issued by FNMA, FHLMC or other U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers in the case of the Mortgage Securities Portfolio. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. In accordance with the Rules and Regulations of the National Credit Union Administration, unless the purchase is made solely to reduce interest rate risk or the instrument is a floating or adjustable rate CMO class described below, the Fund will not invest in any CMO class that meets any of the following three tests using prevailing market-interest rates and prepayment speeds: (1) the CMO class has an expected average life greater than 10 years; (2) the average life of the CMO class extends by more than 4 years assuming an immediate and sustained parallel shift in the yield curve of 300 basis points, or shortens by more than 6 years assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; or (3) the estimated change in the price of the CMO class is more than 17% due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points. For these purposes, "average life" means the weighted average time to principal repayment, with the amount of the principal paydowns (both scheduled and unscheduled) as the weights. The expected average life and average life sensitivity tests described above do not apply to a floating or adjustable rate CMO class, irrespective of whether it has been purchased to reduce interest rate risk, if (a) the interest rate is reset at least annually, (b) the interest rate is below the contractual cap of the CMO class at the time of purchase or a subsequent testing date, (c) the index upon which the interest rate is based is a widely-used market interest rate index such as the London Interbank Offered Rate (LIBOR) and (d) the interest rate of the instrument varies directly (not inversely) with the index upon which it is based and is not reset as a multiple of the change in the index. If an instrument is a floating or adjustable rate CMO class which passes the requirements described in (a) through (d) above, the Portfolio will nevertheless not invest in any such floating or adjustable rate CMO class that using prevailing market-interest rates and prepayment speeds meets the price sensitivity test listed above, unless the security is purchased to reduce interest rate risk. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. Although the market for CMOs is generally liquid, Goldman Sachs & Co. may determine that certain CMOs are not readily marketable. If so, these CMOs will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities. CMOs are discussed further in the Additional Statement under "Adjustable and Fixed Rate Mortgage Loans and Mortgage-Related Securities."

OTHER GOVERNMENT SECURITIES

  Each Portfolio may acquire other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises ("Government Securities"). These securities, in general, include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA participation certificates), (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the FNMA), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government, its agencies, instrumentalities or sponsored enterprises as described in clauses (b) or (c) in the future, other than as set forth above, since it is not obligated to do so by law.

  Government Securities are deemed to include (to the extent consistent with the Investment Company Act of 1940) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Government Securities are also deemed to include (to the extent consistent with the Investment Company Act of 1940) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations will therefore be regarded as illiquid.

  Each Portfolio may invest in separately traded principal and interest components of securities, including mortgage-related securities, issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored enterprises. In the case of securities issued or guaranteed by the United States Government, the principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Each Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value provided that such bonds do not have maturity dates of more than 10 years from settlement. Each Portfolio will only purchase zero coupon bonds which are

Government Securities. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

GOVERNMENT RELATED OBLIGATIONS

  Although they are not considered obligations of the U.S. Government for certain securities law purposes, and therefore do not qualify as U.S. Government Securities, each Portfolio may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

REPURCHASE AGREEMENTS

  When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with broker-dealers and with banks. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements which terminate within seven days notice by a Portfolio. Except as provided under "Other Portfolio Management Policies," if a Portfolio were to enter into repurchase agreements which provide for a notice period greater than seven days, the Portfolio would do so only if such investment, together with other illiquid securities, did not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Portfolio's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, Goldman, Sachs & Co. will require the seller to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price. In the event the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying securities as agreed upon, the Portfolio could, however, experience losses that include (a) possible decline in the value of the underlying securities during the period while the Portfolio seeks to enforce its rights thereto and possible delay in enforcement of those rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Portfolio for enforcing those rights and (d) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. The percentage of each Portfolio's assets invested in repurchase agreements may vary from time to time depending upon Goldman, Sachs & Co.'s evaluation of market trends and other conditions. The Fund will enter into repurchase transactions only with parties that meet creditworthiness standards approved by the Fund's Trustees. Goldman, Sachs & Co. monitors the creditworthiness of such parties under the Trustees' general supervision. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

SHORT-TERM OBLIGATIONS

  1. BANK OBLIGATIONS

  The Portfolios may invest in United States dollar-denominated obligations issued or guaranteed by United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder. Such obligations will be rated in the highest rating category by an NRSRO or, if unrated, determined to be of comparable quality by Goldman, Sachs & Co. and may include certificates of deposit, bankers' acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Obligations of foreign branches of United States banks include fixed time deposits. Fixed time deposits are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations. Fixed time deposits do not have a market, and those fixed time deposits with maturities over seven days will be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

  Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositer per bank.

  Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Obligations of foreign branches of United States banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, or that there may be difficulties in obtaining or enforcing a judgment against a foreign branch.

  2. FEDERAL FUNDS

  The Portfolios may make unsecured loans of federal funds to United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations promulgated thereunder, provided that
(i) the accounts of such banks are insured by the Federal Deposit Insurance Corporation, (ii) the interest received therefrom is at the market rate for federal funds transactions, and (iii) the transaction has a maturity of one or more business days or the Fund is able to require repayment at any time. Except as provided under "Other Portfolio Management Policies," the Fund considers federal funds investments maturing in more than seven days to be illiquid, and therefore will limit such transactions along with all other illiquid investments to 15% (10% in the case of the Money Market Portfolio) of the value of a Portfolio's net assets.

  Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a "Fed Member Bank"). A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a "depository institution" or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation.

  In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, the Fund could experience delays and incur expense in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. With regard to the solvency of the borrowing institution, the Fund will limit federal funds lending to those member banks of the Federal Reserve System whose creditworthiness has been reviewed and found by Goldman, Sachs & Co. to be comparable in quality to securities rated high quality by an NRSRO. Creditworthiness is of particular importance given the unsecured nature of federal funds borrowings.

  3. OTHER INVESTMENT COMPANIES

  As a means of maintaining short-term liquidity, the Mortgage Securities Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. The Portfolio may not invest more the 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio and ultimately its unitholders will indirectly bear a proportionate share of the expenses paid by investment companies in which it invests in addition to the Portfolio's own expenses. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which GSAM, Goldman, Sachs & Co. or any of their affiliates serves as investment adviser, administrator or distributor.

             OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Each Portfolio may purchase or sell portfolio securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to a Portfolio at the time of entering into the transactions. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. In such transactions the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. The settlement date for such transactions will take place no more than 120 days after the trade date. Consistent with the requirements of the Investment Company Act of 1940, securities purchased on a when-issued or delayed delivery basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will maintain designated liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, and such assets will be segregated in an account earmarked specifically for the settlement of such commitments. A Portfolio will only make commitments to purchase portfolio securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage.

LENDING OF PORTFOLIO SECURITIES

  The Government Securities Portfolio and the Mortgage Securities Portfolio may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously collateralized by cash, cash equivalents or Government Securities in an amount at least equal to the market value of the securities loaned. Each Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days notice. For the duration of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Goldman, Sachs & Co. to be of good standing, and when, in its judgment, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If Goldman, Sachs & Co. determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third of the value of the total assets of a Portfolio.

MORTGAGE DOLLAR ROLLS

  The Government Securities Portfolio and the Mortgage Securities Portfolio may enter into mortgage "dollar rolls" in which each Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Portfolio. Such Portfolio will hold and maintain in a segregated account until the settlement date cash, U.S. Government Securities or other liquid, high grade debt securities in an amount equal to the forward purchase price. All mortgage dollar rolls will be settled in accordance with the National Credit Union Administration Rules and Regulations.

  For financial reporting and tax purposes, each Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the investment adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

OPTION ADJUSTED DURATION

  Although they have no restrictions as to the minimum or maximum maturity of any particular security held by them, the Government Securities Portfolio intends to maintain a maximum duration approximately equal to that of a 2-year U.S. Treasury security, and the Mortgage Securities Portfolio intends to maintain a maximum duration approximately equal to that of a 3-year U.S. Treasury security. Under normal interest rate conditions, the Government Securities Portfolio's target duration is expected to be no shorter than that of a 6-month U.S. Treasury security and no longer than that of a 1-year U.S. Treasury security, and the Mortgage Securities Portfolio's target duration is expected to be approximately equal to that of a 2-year U.S. Treasury security. The Portfolios' duration is a measure of the price sensitivity of the Portfolios, including expected cash flow and mortgage prepayments under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In determining the duration of the Portfolios, Goldman, Sachs & Co. will estimate the duration of obligations that are subject to interest rate changes and prepayment or redemption by the issuer, taking into account the influence of interest rates. This method of determining duration is known as option-adjusted duration. The Portfolios may use various techniques to shorten or lengthen their option adjusted durations, including the acquisition of debt obligations at a premium or discount.

OTHER PORTFOLIO MANAGEMENT POLICIES

  In addition, neither the Government Securities Portfolio nor the Mortgage Securities Portfolio will invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of the value of its net assets in securities which are illiquid, including restricted securities, federal funds loans and fixed time deposits maturing in more than seven days, repurchase agreements providing for settlement in more than seven days after notice, loan participations by foreign governments where a substantial secondary market is absent and, to the extent consistent with a Fund's investment objective, interest-rate only and principal-only fixed rate mortgage backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which may not be readily marketable. A repurchase agreement or a federal funds loan which by its terms can be liquidated before its nominal fixed term on seven days' or less notice is regarded as a liquid instrument. Mortgage-related securities issued in a private placement are subject to the foregoing limitations, unless the Trustees determine, based upon a review of the trading markets for the specific securities, that such securities are liquid because they can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act and meet certain liquidity guidelines which the Trustees have adopted. The Trustees have delegated to Goldman, Sachs & Co. the function of determining and monitoring the liquidity of such securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. However, each Portfolio will not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. These investment practices could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Goldman, Sachs & Co. seeks to enhance the yield of the Fund's Portfolios by taking advantage of yield disparities or other factors that occur in the government securities, mortgage-related securities and money markets. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with Goldman, Sachs & Co.'s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

  Goldman, Sachs & Co. expects that the net asset value of the Government Securities Portfolio and the Mortgage Securities Portfolio will be relatively stable during normal market conditions. However, the Portfolios' net asset values will vary to some extent, and a sudden and sharp increase in prevailing interest rates could cause a substantial decline in the Portfolios' net asset values, while a sudden and sharp decline in interest rates could result in a substantial increase in the Portfolios' net asset values.

  The Government Securities Portfolio and the Mortgage Securities Portfolio may sell an instrument soon after its acquisition if Goldman, Sachs & Co. believes that such disposition is consistent with attaining the investment objectives of each Portfolio. Instruments of the Portfolios may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by their unitholders.


  Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon Goldman, Sachs & Co.'s perception of how market conditions will affect such Portfolio. Goldman, Sachs & Co. will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio's investment objective and such Portfolio's investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads. Because of the exclusion of short-term securities from the calculation of portfolio turnover rates, the portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory reporting purposes.

CERTAIN INVESTMENT RESTRICTIONS

  Pursuant to SEC Rule 2a-7 under the Investment Company Act, the Money Market Portfolio may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). The Portfolio may, however, invest up to 25% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. The Money Market Portfolio may not invest in securities which are Second Tier Securities at the time of purchase. The foregoing non-fundamental operating policies are more restrictive than the fundamental policy set forth in paragraph 1 below. The Money Market Portfolio will operate in accordance with these operating policies which comply with SEC Rule 2a-7.

  The Portfolios are subject to certain fundamental investment restrictions which, as described in more detail in the Additional Statement, may generally be changed with respect to a Portfolio only with the approval of the holders of a majority of the outstanding units of the Portfolio. For a more complete description of the investment restrictions summarized below and the other fundamental investment restrictions to which the Portfolios are subject, see the Additional Statement.

  1. The Portfolios may not invest in the instruments of any one issuer, other than Government Securities (as defined in the Investment Company Act of 1940), if immediately after such investment more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) with certain limitations stated in the Additional Statement, up to 25% of the value of its total assets may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by government securities.

  2. The Portfolios may not borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of a Portfolio's net assets.

                            REPORTS TO UNITHOLDERS

  Each unitholder of the Government Securities Portfolio and the Mortgage Securities Portfolio is provided with a printed confirmation for each transaction. It is not anticipated that a printed confirmation for each transaction will be provided to unitholders of the Money Market Portfolio. However, all unitholders will be provided an individual monthly statement for each Portfolio showing each transaction for the reported month. A year-to-date statement for any account will be provided upon request made to Goldman, Sachs & Co. Each unitholder will also receive annual and semiannual financial statements. Unitholder inquiries should be addressed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus.

                               PURCHASE OF UNITS

  Purchases of units of the Portfolios may be made only by Federal Reserve wire. Payment by other means, including check or draft or transfer of funds which are not federal funds, will not be accepted. There is no minimum for initial or subsequent investments nor are minimum balances required.

MONEY MARKET PORTFOLIO

  Units of the Money Market Portfolio are offered on a continuous basis at their net asset value next determined after receipt of a purchase order in the manner set forth below, and provided that The Northern Trust Company ("Northern"), Chicago, Illinois, the subcustodian for State Street Bank and Trust Company ("State Street") receives the purchase price in federal funds on the same Business Day (as such term is defined under "Additional Information"). See "Net Asset Value." Purchase orders may be placed and will become effective only on Business Days. Purchase orders may be made by telephoning Goldman, Sachs & Co. at 800-342-5828 or by a written request addressed to Goldman, Sachs & Co. Attention: Shareholder Services, Trust for Credit Unions--Money Market Portfolio, 4900 Sears Tower, Chicago, Illinois 60606.

  Federal Reserve wires for the purchase of Money Market Portfolio units should be directed to Northern, as sub-custodian for State Street, rather than to State Street itself. Units of the Money Market Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on Units purchased as follows:

        IF ORDER IS RECEIVED BY
         GOLDMAN, SACHS & CO.                                 DIVIDENDS BEGIN
        -----------------------                               ---------------
        By: 2:30 p.m.--N.Y. time                             Same Business Day
     -------------------------------------------------------------------------
      After: 2:30 p.m.--N.Y. time                            Next Business Day
     -------------------------------------------------------------------------

  Federal Reserve wires should be sent as early as possible, but no later than 3:30 p.m., New York time, to facilitate crediting to the unitholder's account.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  Units of each Portfolio are offered on a continuous basis at their net asset value next determined after the order therefor has been received. See "Net Asset Value."

  Purchase orders may be placed only on Business Days. If the order is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, settlement of the transaction will occur on the next Business Day and the units to which the order relates will be issued and will commence earning income on such next Business Day provided that federal funds in respect of such order have been received by Northern by such next Business Day. If the order is received by Goldman, Sachs & Co. after 4:00 p.m., New York time, settlement of the transaction will occur on the second Business Day and the units to which the order relates will be issued and will commence earning income on the second Business Day provided the federal funds in respect of such order are received by Northern by such second Business Day. If payment in federal funds is not received within the period stated above, an investor's purchase order will be cancelled, and the investor will be responsible for any loss resulting to the Fund.

OTHER INFORMATION

  In the interest of economy, certificates representing Fund units are not issued. The Fund and its co-distributors reserve the right to reject any purchase order.

  After the initial purchase of units, an Account Information Form must be completed promptly and mailed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus. Redemptions may not be effected prior to receipt of such Account Information Form.

  Goldman, Sachs & Co. and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Fund. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of Goldman, Sachs & Co., may be up to 20% of the annual fees that are earned by Goldman, Sachs & Co. as investment adviser to the Fund (after adjustments) and are attributable to units held by such customers. Such compensation does not represent an additional expense to the Fund or its unitholders, since it will be paid from the assets of Goldman, Sachs & Co., its affiliates or CFS.

                              REDEMPTION OF UNITS

  The Fund redeems its units without charge upon request of a unitholder at the net asset value next determined after the receipt of such request in proper form. See "Net Asset Value." Although redemption requests may be placed on any day on which the Fund's net asset value per unit is determined, proceeds will be remitted only on Business Days (as such term is defined under "Additional Information"). Redemption requests may be made by calling Goldman, Sachs & Co. at 800-342-5828 or by a written request addressed to Goldman, Sachs & Co., Attention: Shareholder Services, Trust for Credit Unions, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the number of Units to be redeemed, the Portfolio from which Units are being redeemed, the account number, payment instructions and the exact registration on the account. A unitholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman, Sachs & Co. and State Street each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Consequently, proceeds of telephone redemptions will be wired directly to the credit union, central credit union, or other depository account designated in the unitholder's Account Information Form, unless the unitholder provides written instructions indicating another credit union, central credit union, or other depository account. Telephone redemption requests will also be recorded. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolios nor Goldman, Sachs & Co. will be responsible for the authenticity of redemption instructions received by telephone. Thus, except as stated, the total risk of loss for unauthorized transactions is on the investor.

MONEY MARKET PORTFOLIO

  If a redemption request with respect to Money Market Portfolio units is received by Goldman, Sachs & Co. by 2:30 p.m., New York time, the units to be redeemed do not earn income on the day the request is received, but proceeds are ordinarily wired on the same day. If such request is received by Goldman, Sachs & Co. after such time and prior to 4:00 p.m., New York time, the units to be redeemed earn income on the day the request is received, and proceeds are ordinarily wired on the morning of the following Business Day. On any Business Day when the Public Securities Association (PSA) recommends that the securities market closes early, the Money Market Portfolio reserves the right to cease accepting purchase and redemption orders for the same Business Day credit at the time the PSA recommends that the securities market closes. On days the Money Market Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addition, the Money Market Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for the same Business Day credit as otherwise permitted by the SEC.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  If a redemption request with respect to units of either Portfolio is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, the proceeds are ordinarily wired on the next Business Day. Units to be redeemed earn income with respect to the day the request is received; however, units redeemed on a day immediately preceding a weekend or holiday continue to earn income until the next Business Day.

OTHER INFORMATION

  Once wire instructions have been given to Northern, neither the Fund nor Goldman, Sachs & Co. assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such performance arises, the investor should deal directly with Northern or such intermediaries.

  If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman, Sachs & Co. Additional documentation, regarding any such change or regarding a redemption by any means, may be required when deemed appropriate by Goldman, Sachs & Co. and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Under the Investment Company Act of 1940, the Fund is required to settle redemption requests within seven days of receipt of such request. The right of a unitholder to redeem units and the date of payment by the Fund may be suspended for more than seven days for any period during which the

New York Stock Exchange is closed, other than the customary weekends or holidays, or trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of the Fund's net assets; or for such other period as the SEC may by order permit for the protection of unitholders of the Fund.

  Portfolio units are not redeemable at the option of the Fund unless the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the unitholders of the Portfolio.

                              EXCHANGE PRIVILEGE

  Units of each Portfolio may be exchanged for units of any other Portfolio at the net asset value next determined either by writing to Goldman, Sachs & Co.,
Attention: Trust for Credit Unions, Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by telephone at 800-342-5828 (9:00 a.m. to 4:00 p.m. New York time). All telephone exchanges must be registered in the same name(s) and with the same address as registered in the Portfolio from which the exchange is being made. A unitholder should consider the investment objective, policies and applicable fees of each Portfolio before making an exchange.

  Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "Redemption of Units." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

   Exchanges are only available in states where exchanges may legally be made. The Fund reserves the right to reject any exchange request, and the exchange privilege may be modified or withdrawn at any time. At least sixty (60) days' notice will be given to unitholders of any material modification or withdrawal, except when notice is not required by the SEC.

                                    INCOME

  Substantially all of the net investment income of the Money Market Portfolio will be declared as a dividend on each day. Net short-term capital gains, if any, will be paid in accordance with the requirements of the Internal Revenue Code of 1986 and may be reflected in daily dividend declarations. The Money Market Portfolio does not expect to realize long-term capital gains.

  The Government Securities Portfolio and the Mortgage Securities Portfolio each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of its net investment income while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios' net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). Because the Government Securities Portfolio and the Mortgage Securities Portfolio invest in mortgage-related securities that are subject to prepayments, the Trust cannot precisely predict the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital. The Portfolios also intend that all net realized long-term and short-term capital gains will be declared and paid as a dividend at least annually. In determining amounts of capital gains, any capital loss carryovers from prior years will be offset against capital gains.

  Net investment income of the Money Market Portfolio (from the time of the immediately preceding determination thereof) consists of (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of such Portfolio and any general income of the Fund allocated to such Portfolio less (ii) the amortization of market premium and the estimated expenses of such Portfolio.

  Net investment income of the Government Securities Portfolio and the Mortgage Securities Portfolio consists of (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio less (ii) the sum of (a) premiums amortized on certain Portfolio securities and (b) the estimated expenses of such Portfolio.

  The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of the Portfolio's net asset value as of 4:00 p.m., New York time.

  Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional units of the applicable Portfolio at the net asset value on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first Business Day of the succeeding month. Dividends with respect to capital gains, if any, when declared will be paid in additional units of the applicable Portfolio at the net asset value on the declared payment date, unless cash distributions are elected. A unitholder's election to receive dividends in cash is initially made on its Account Information Form and may be changed at any time upon written notice to Goldman, Sachs & Co. The election with respect to the short-term component, if any, of a Portfolio's capital gains dividend must be the same as the election with respect to such Portfolio's monthly net investment income dividends (i.e., both must be received either in units or in cash). The election with respect to the long-term component, if any, of a Portfolio's annual capital gains dividend may differ from such election with respect to such Portfolio's monthly net investment income dividends.

  At the time of an investor's purchase of units of either the Government Securities Portfolio or the Mortgage Securities Portfolio a portion of the per unit net asset value may be represented by undistributed income of such Portfolio or unrealized appreciation of the securities held by such Portfolio.

                                NET ASSET VALUE

  The net asset value per unit of each Portfolio is calculated by adding the value of all securities and other assets of such Portfolio, subtracting the liabilities of such Portfolio, dividing the remainder by the number of units of such Portfolio outstanding and rounding the result to the nearest one cent.

MONEY MARKET PORTFOLIO

  The net asset value per unit of the Money Market Portfolio for purposes of both purchase and redemption of units of such Portfolio is calculated by State Street immediately after the determination of net investment income earned by unitholders of record, as of 4:00 p.m., New York time on each Business Day (as such term is defined under "Additional Information").

  The Fund seeks to maintain a net asset value for the Money Market Portfolio of $1.00 per unit. In this connection, the Money Market Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For a more complete description of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Additional Statement. There can be no assurance that the Money Market Portfolio will be able at all times to maintain a net asset value per unit of $1.00.

GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

  The net asset value per unit of each Portfolio for purposes of both purchase and redemption of units is calculated by State Street as of 4:00 p.m., New York time, immediately after the determination of income to be declared as a dividend, on each Business Day (as such term is defined under "Additional Information"). Portfolio securities for which accurate market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Portfolio securities for which accurate market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Goldman, Sachs & Co. under the supervision of the Trustees and may include yield equivalents or a pricing matrix. Short-term securities with maturities of 60 days or less are valued at amortized cost which the Trustees have determined to equal fair value. In the case of the Government Securities Portfolio and the Mortgage Securities Portfolio, the net asset value per unit will fluctuate as the values of portfolio securities change in response to changing market rates of interest, principal prepayments and other factors.

                                     TAXES

TAXATION OF UNITHOLDERS

  If state and federally chartered credit unions meet all requirements of
Section 501(c)(14)(A) of the Internal Revenue Code of 1986, as amended (the "Code") and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of the Fund.

  Unitholders should consult their own tax advisers concerning applicable state tax laws.

FEDERAL TAXATION OF THE FUND

  The Fund intends that each of its Portfolios will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio of the Fund is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Fund's other Portfolios. If a Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its taxable income determined for federal income tax purposes, the Portfolio will be relieved of federal income tax on the amounts distributed. The Fund intends to distribute to its unitholders substantially all of each Portfolio's net investment income. See "Income." Net investment income may be different from taxable income determined for federal income tax purposes. However, such difference is not expected to adversely affect any Portfolio's compliance with the provisions of the Code applicable to regulated investment companies.

  Generally, on the sale or exchange of obligations held for more than one year, net gain realized by a Portfolio which is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends.

  The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

  If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to such Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

  The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                  MANAGEMENT

TRUSTEES

  The trust agreement pursuant to which the Fund is organized (the "Trust Agreement") provides that, subject to its provisions, the business of the Fund shall be managed by the Trustees. The Trust Agreement provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees' general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties,
(b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

  The Additional Statement contains information as to the identity of and other information about the Trustees and officers of the Fund.

INVESTMENT ADVISER AND TRANSFER AGENT

  Goldman, Sachs & Co., through GSAM, One New York Plaza, New York, New York 10004, a separate operating division, acts as investment adviser to the Fund. In addition, Goldman, Sachs & Co. acts as transfer agent. Goldman, Sachs & Co. became registered as an investment adviser in 1981. As of October 31, 1995, Goldman, Sachs & Co. served as an investment adviser, administrator or distributor for approximately $53.9 billion in assets.

  Under its advisory agreement with the Fund, Goldman, Sachs & Co., subject to the general supervision of the Fund's Trustees, manages the Fund's Portfolios and provides certain administrative services for the Fund. As manager of the Fund's Portfolios, it is the responsibility of Goldman, Sachs & Co. to make investment decisions for the Fund and to place the purchase and sale orders for the portfolio transactions of the Fund. Unitholder inquiries should be directed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

  The portfolio managers for the Government Securities Portfolio and the Mortgage Securities Portfolio are Theodore T. Sotir and Jonathan A. Beinner. Mr. Sotir is a Vice President of Goldman, Sachs & Co. and his responsibilities include development of overall fixed income strategy and risk control. Mr. Sotir joined GSAM in 1993, after working as a portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman, Sachs & Co. in the fixed income division for six years. Mr. Beinner is a Vice President of Goldman, Sachs & Co. and his responsibilities include investing in the particular types of securities the Portfolios may hold. Mr. Beinner joined GSAM in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  As compensation for the services rendered to the Fund by Goldman, Sachs & Co. pursuant to its advisory agreement Goldman, Sachs & Co. is entitled to receive fees, computed daily and payable monthly, from the Money Market Portfolio at annual rates equal to .20%, up to $300 million and .15% over $300 million and from the Government Securities Portfolio and Mortgage Securities Portfolio, respectively, at annual rates equal to .20% and .20% of the average daily net assets of the particular Portfolio. During the last fiscal year, Goldman, Sachs & Co. did not impose a portion of its advisory fees for the Money Market Portfolio and Mortgage Securities. Effective July 1, 1995, Goldman, Sachs & Co. has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to .12% of the first $250 million, .10% of the next $250 million, .09% of the next $250 million and .08% over $750 million of the Portfolio's average daily net assets. This voluntary limitation may be terminated by Goldman, Sachs & Co. at any time. For the fiscal year ended August 31, 1995, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio paid, after waivers, advisory fees to Goldman, Sachs & Co. at the annual rate of .15%, .20% and .15%, respectively, of their average daily net assets.

  ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN, SACHS & CO. The involvement of Goldman, Sachs & Co. and its affiliates in the management of, or its interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or limit its investment activities. Goldman, Sachs & Co. and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that Goldman, Sachs & Co. will have access to proprietary information for the purpose of managing the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Goldman, Sachs & Co. and its affiliates and it is possible that the Portfolios could sustain losses during periods in which Goldman, Sachs & Co. and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activities of Goldman, Sachs & Co. and its Affiliates and Other Accounts Managed by Goldman, Sachs & Co." in the Additional Statement for further information.

ADMINISTRATOR

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), c/o Callahan Financial Services, Inc., P.O. Box 11, Manchester, MD 21102, a Delaware limited partnership for which Callahan Financial Services, Inc. serves as general partner and in which 37 major credit unions are limited partners, acts as the administrator of the Fund. Under its administration agreement with the Fund, CUFSLP, subject to the general supervision of the Fund's Trustees, periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Fund; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; and provides other administrative services to the Fund.

  For such services, and the assumption by CUFSLP of the expenses related thereto, pursuant to its administration agreement CUFSLP is entitled to receive fees, computed daily and payable monthly, from the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio, respectively, at annual rates equal to .10% .10% and .05% of the average daily net assets of the respective Portfolio. Effective July 1, 1995, CUFSLP has voluntarily agreed to limit its administration fee charged to the Money Market Portfolio to .05% of the first $250 million, .05% of the next $250 million,
 .04% of the next $250 million and .03% over $750 million of the Portfolio's average daily net assets. This voluntary limitation may be terminated by CUFSLP at any time. For the fiscal year ended August 31, 1995, the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio paid, after waivers, administration fees to CUFSLP at the annual rates of .04%, .10% and .05%, respectively, of their average daily net assets.

DISTRIBUTORS

  Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 85 Broad Street, New York, New York, 10004, serve as co-distributors of units of the Fund. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

  CFS and Goldman, Sachs & Co. have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in this Prospectus. CFS and Goldman, Sachs & Co. are not obligated to sell any certain number of units of the Portfolios. From time to time the distributors may purchase or sell units for their own account.

FUND EXPENSES

  Common expenses of the Fund are allocated pro rata to the respective Portfolios based upon their respective net asset values.

  CUFSLP has agreed that to the extent the total annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Operating Expenses") of the Money Market Portfolio exceed 0.20% of its average daily net assets, CUFSLP will either reduce the administration fees payable or pay the Operating Expenses of the Money Market Portfolio. Additionally, CUFSLP and Goldman, Sachs & Co., have each voluntarily agreed to limit all other expenses of the Government Securities Portfolio such that CUFSLP will reimburse other expenses that exceed .05% up to .10% of the Portfolio's average net assets, and Goldman, Sachs & Co. will reimburse other expenses that exceed .10% up to .15% of the Portfolio's average net assets.


  There are no sales loads, commissions or other fees imposed on investors at the time of purchase of units and no redemption fees or other charges imposed at the time of redemption of units.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time quotations of the Money Market Portfolio's yield and effective yield may be included in advertisements and communications to unitholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

  Similarly, from time to time total return and yield data for the Government Securities Portfolio and the Mortgage Securities Portfolio may be quoted in advertisements or in unitholder communications. The total return of the Government Securities Portfolio and the Mortgage Securities Portfolio will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in Portfolio units. The Fund may also advertise from time to time the total return of the Government Securities Portfolio and the Mortgage Securities Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  The yields of the Government Securities Portfolio and the Mortgage Securities Portfolio are computed based on the net income of the Portfolios during a 30-day period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net income per unit during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis. The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.

  The Fund may advertise the performance of its Portfolios relative to certain performance rankings, indices and other investments described more fully in the Additional Statement.

  Investors should note that the investment results of each Portfolio will fluctuate over time, and any presentation of a Portfolio's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or return may be in any future period.

                            ADDITIONAL INFORMATION

  The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto. The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series ("Portfolios") representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established.

  Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees. The Fund will facilitate unitholder communication with other unitholders as provided under Section 16(c) of the Investment Company Act of 1940. For a further description of unitholder rights with respect to the removal of Trustees and of other designated matters voted on by unitholders, see "Description of Units" in the Additional Statement.

  As used in this Prospectus, the term "Business Day" refers to those days on which Goldman, Sachs & Co., The Northern Trust Company, State Street Bank and Trust Company and the Federal Reserve Bank of New York are all open for business, which are Monday through Friday except for holidays. For 1996, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas Day. On those days when one of such organizations closes early, the right is reserved by Goldman, Sachs & Co. to advance the time on that day by which purchase and redemption requests must be received to become effective; provided that the current net asset value of each unit shall be computed at least once on such days.

                                     TRUST
                                     -----

                               for Credit Unions






                            Investment Adviser

                            Goldman, Sachs & Co.
                            New York, New York

                                                            Distributors
Transfer Agent              Custodian
                                                            Callahan Financial
Goldman, Sachs & Co.        State Street Bank and Trust     Services, Inc.
Chicago, Illinois           Company                         Washington, DC
                            Boston, Massachusetts           (800) 237-5678

Administrator                                               Goldman, Sachs & Co.
                            Auditors                        New York, New York
Callahan Credit Union                                       (800) 342-5828
Financial Services          Arthur Andersen LLP             (800-DIAL-TCU)
Limited Partnership         Boston, Massachusetts
Washington, DC

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                            TRUST FOR CREDIT UNIONS
                               4900 SEARS TOWER
                         CHICAGO, ILLINOIS 60606-6303

                            MONEY MARKET PORTFOLIO
                        GOVERNMENT SECURITIES PORTFOLIO
                         MORTGAGE SECURITIES PORTFOLIO




This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 1, 1995, the ("Prospectus") relating to the offering of units of the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio of the Trust for Credit Unions. A copy of the Prospectus may be obtained from Goldman, Sachs & Co. at (800) 342-5828 or Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") (800) 237-5678.


                               TABLE OF CONTENTS


                                                   Page
                                                   ----

Introduction                                       B-3
Management                                         B-5
Advisory and Other Services                        B-8
Portfolio Transactions                             B-11
Amortized Cost Valuation                           B-21
Description of Units                               B-23
Adjustable and Fixed Rate Mortgage Loans and
  Mortgage-Related Securities                      B-27
Investment Restrictions                            B-40
Calculation of Performance Quotations              B-44
Other Information                                  B-51
Financial Statements                               B-52
Description of Securities Ratings                  B-53

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 INTRODUCTION

Trust for Credit Unions (the "Fund") is an open-end diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios: the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97). This Additional Statement relates to the offering of the units of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series ("Portfolios") representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Pursuant thereto, the Trustees have created the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97). Additional portfolios may be added in the future from time to time. See "Additional Information" in the Prospectus. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.


High Current Income.  The Money Market Portfolio seeks to maximize current
--------------------
income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market investments authorized under the Federal Credit Union Act. The Government Securities and Mortgage Securities Portfolios seek to achieve a higher current yield than a money market fund, since they can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, the yields of the Government Securities and Mortgage Securities Portfolios are expected to exceed that offered by bank certificates of deposit and money market accounts. However, the Portfolios do not maintain a constant net asset value per unit and are subject to greater fluctuation in the value of their units than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in units of the Portfolios are not insured or guaranteed by any government agency.

Relative Stability of Principal.  Unlike the Money Market Portfolio which seeks
--------------------------------
to maintain its net asset value per unit at $1.00 (although there is no assurance that the Portfolio will be able to do so on a continuous basis), the Government Securities and Mortgage Securities Portfolios' net asset values per unit fluctuate. The Government Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration equal to that of a 2-year U.S. Treasury security and a target duration no shorter than that of a 6-month U.S. Treasury security and no longer than that of a one-year U.S. Treasury security. Similarly, the Mortgage Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration that will not exceed that of 3-year U.S. Treasury security and a target duration equal to that of a 2-year U.S. Treasury security and utilizing certain active management techniques to hedge interest rate risk. Duration, which is a measure of the price sensitivity of the Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, is reviewed and recalculated daily. However, there is no assurance that these strategies will be successful.

Liquidity.  Because the Portfolios' units may be redeemed upon request of a
----------
unit holder on any Business Day at net asset value, the Portfolios offer greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management.  Successfully creating and managing a
------------------------------------
diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of the Goldman, Sachs & Co.'s highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At October 31, 1995, they were responsible for approximately $17.5billion in fixed income assets in $5.4billion in mortgage-related securities.

A Sophisticated Investment Process.  The Portfolios' investment process starts
-----------------------------------
with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. Goldman, Sachs & Co.'s portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio's strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman, Sachs & Co. They also have access to the firm's proprietary models. Among the quantitative techniques used in the Government Securities and Mortgage Securities Portfolios' investment process are:

 .    option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and

 .    analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The Portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure.  The Government Securities and Mortgage
--------------------------------
Securities Portfolios eliminate many of the complications that direct ownership of mortgage securities entails. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. The Portfolios relieve investors of this chore by automatically reinvesting all principal payments within the Portfolio and distributing only current income each month.


                                  MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk.


Gene R. Artemenko, Age 67, Route 4, Box 1593, Reeds Spring, Missouri 65737. Trustee. Retired.Formerly, President and Treasurer of the United Air Lines Employees' Credit Union until June 1991.


James C. Barr, 60, 1600 North Oak Street, #420, Arlington, Virginia 22209. Trustee. Chief Executive Officer of the National Milk Producers Federation since March 1985. Prior to March 1985, Executive Vice President of the Credit Union National Association.


Edgar F. Callahan, Age 67, 156 Second Street, San Francisco, California 94105-3993. Trustee. President and Chief Operating Officer of PATELCO Credit Union since October 1987.


Robert M. Coen, Age 56, 2003 Sheridan Road, Evanston, Illinois 60208. Trustee. Professor of Economics, Northwestern University.

John T. Collins, Age 49, 1330 Connecticut Ave. N.W., Washington, D.C. 20036. Trustee. Partner in the law firm of Steptoe & Johnson since January 1985. Prior to January 1985, General Counsel to the U.S. Senate Banking Committee.


Thomas S. Condit, Age 54, 300 No. Washington Street, Suite 200, Falls Church, VA 22046. Trustee. President and Chief Executive Officer of Craver, Matthews, Smith & Co., Inc. ( a direct mail fund raising company) since June 1993. President and Chief Executive Officer of National Cooperative Bank (a financial services company) June 1983 - May 1993 and various positions with affiliated or subsidiary corporations from June 1983 to January 1992.


Rudy J. Hanley, Age 52, 2115 N. Broadway, Santa Ana, California 92706. Vice Chairman and Trustee. Chief Executive Officer of Orange County Teachers Federal Credit Union since September 1982. Director of Credit Union National Association
since November 1992 to September 1, 1995    .


John L. Ostby, Age 76, HC-73,Box 840, Lake of the Woods, Virginia 22508. Chairman and Trustee. Attorney at Law of John Ostby, Esq. since January 1991. Attorney at Law,July 1985 to December 1995 .


Wendell A. Sebastian, Age 51, 711 South Dale Mabry, Tampa, Florida 33679. Trustee. President of GTE Federal Credit Union since September 1991. Vice President of GTE Federal Credit Union from April 1989 to September 1991. Director and President of Callahan Financial Services, Inc. from March 1987 to March 1989.


Marcia L. Beck, Age 40, One New York Plaza, New York, New York 10004. President. Director of Mutual Funds Group of Goldman Sachs Asset Management since December 1994. Director of Institutional Funds Group of Goldman Sachs Asset management September 1992 to December 1994. Vice President and Senior Portfolio Manager, Goldman Sachs Asset Management June 1988 to Present.


Charles W. Filson, Age 51, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036-5504. Vice President. Director and Vice President of Callahan Financial Services, Inc. since March 1989 and Treasurer thereof since March 1987.


Pauline Taylor, Age 49, 4900 Sears Tower, Chicago, IL 60606-6303. Vice President. Vice President of Goldman, Sachs & Co. since June 1992. Consultant from 1989-1992. Senior Vice President of Fidelity Investments prior to 1989.

John W. Mosior, Age 56, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President. Vice President of Goldman, Sachs & Co. Manager, Shareholder Servicing of Goldman Sachs Asset Management since November 1989.

Nancy L. Mucker, Age 46, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President, Vice President of Goldman, Sachs & Co. since April 1985. Manager, Shareholder Servicing of Goldman Sachs Asset Management since November
1989.


Scott M. Gilman, Age 36, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Fund Administration, Goldman Sachs Asset Management since April 1994. Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President of Goldman, Sachs & Co. since March 1990. Formerly, Manager, Arthur Andersen & Co.


Michael J. Richman, Age 35, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel, Goldman Sachs Asset Management since February 1994. Vice President and Assistant General Counsel, Goldman, Sachs & Co., Counsel to the Funds Group, Goldman Sachs Asset Management since June 1992. Formerly, Partner of Hale and Dorr from September 1991 to June 1992. Formerly, Attorney-at-Law, Gaston & Snow from September 1985 to September 1991.


Howard B. Surloff, Age 30,85 Broad Street, New York, New York 10004. Assistant Secretary. Assistant General Counsel and Vice President, Goldman, Sachs & Co, since November 1993 and May 1994, respectively. Counsel to the Funds Group, Goldman Sachs Asset Management since November 1993. Formerly Associate of Shereff, Friedman, Hoffman & Goodman.


William F. Connors, Age 52,1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036. Assistant Secretary. President and Secretary of Callahan Financial Services, Inc. since April 1994. President and CEO of Los Angeles Police Credit Union from 1987 to 1994.


Kaysie Uniake, Age 34, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Portfolio Manager, Goldman Sachs Asset Management 1988 to Present.


Elizabeth Alexander, Age 26, One New York Plaza, New York, New York 10004. Assistant Secretary. Junior Portfolio Manager, 1995 to Present. Funds Trading Assistant, Goldman Sachs Asset Management 1993 to 1995. Formerly, Compliance Analyst, Prudential Insurance, 1991 through 1993.


Steven Hartstein, Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Product Analyst, Goldman, Sachs & Co. since June 1993. Funds Compliance Officer, Citibank Global Asset management, August 1991 to June 1993. Legal Assistant, Brown & Wood prior thereto.


Gail Shanley, Age 26, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman, Sachs &

Co. since June 1994.  Formerly, Blue Sky Legal Assistant at Smith Barney
Shearson.


As of October 31, 1995, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. Each officer holds comparable positions with certain other investment companies of which Goldman, Sachs & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.


The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 1995:


                                      Pension or
                                      Retirement                   Total
                                      Benefits                     Compensation
                      Pension or      Accrued                      From Goldman
                      Aggregate       as Part     Estimated        Sachs Mutual
                      Compensation    of Trust's  Annual Benefits  Funds (Including
Name of Trustee       From the Trust  Expense     Upon Retirement  the Trust)
---------------       --------------  -------     ---------------  ----------

Gene R. Artemenko     $8,000          -0-               -0-        $8,000
James C. Barr         $8,000          -0-               -0-        $8,000
Edgar F. Callahan     $    0          -0-               -0-           -0-
Robert M. Coen        $8,000          -0-               -0-        $8,000
John T. Collins       $8,000          -0-               -0-        $8,000
Thomas S. Condit      $8,000          -0-               -0-        $8,000
Rudolph J. Hanley     $8,000          -0-               -0-        $8,000
John  L. Otsby        $8,000          -0-               -0-        $8,000
Wendell A. Sebastian  $    0          -0-               -0-           -0-
Lawrence Connell      $2,000          -0-               -0-        $2,000


* The Goldman Sachs Mutual Funds consisted of 70 mutual funds, including the six series of the Trust, on August 31, 1995.

                          ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


As stated in the Prospectus, Goldman, Sachs & Co., through Goldman Sachs Asset Management ("GSAM"), One New York Plaza, 41stFloor, New York, New York 10004, a separate operating division, acts as the Fund's investment adviser. See "Management--Investment Adviser and Transfer Agent" in the Prospectus for a description of the investment advisory duties of Goldman, Sachs & Co. Goldman, Sachs & Co.'s administrative obligations include, subject to the general supervision of the Trustees of the Fund, (a) providing supervision of all aspects of the Fund's non-investment operations not performed by others pursuant to the Fund's administration agreement or custodian agreement, (b) providing the Fund, to the extent not provided pursuant to such agreements or the Fund's transfer agency agreement, with person-nel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements, (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund's administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc., and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to the Fund.


The advisory agreement provides that Goldman, Sachs & Co. may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, Goldman, Sachs & Co. will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.


The advisory agreement will remain in effect with respect to a particular Portfolio until March 31, 1996, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of such Portfolio (as defined under "Investment Restrictions") or by a majority of the Trustees of the Fund, and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to Goldman, Sachs & Co. and by Goldman, Sachs & Co. on 60 days' written notice to the Fund.

Applicable regulations of state securities commissions (and provisions of the advisory agreement) will require Goldman, Sachs & Co. to rebate a portion of its advisory fee in an amount equal to any excess of annual Portfolio expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) over expense limitations imposed by such state regulations, unless exemptions are obtained. CUFSLP has agreed to bear an amount equal to the remaining portion of any such excess). The most stringent expense limitation imposed by any of the states, as of this date, is imposed by the California Department of Corporations which provides that the aggregate annual expenses of a Portfolio will not exceed 2 1/2% of the first $30 million of the average net assets, 2% percent of the next $70 million of the average net assets and 1 1/2% of the remaining average net assets of the Portfolio for any fiscal year, determined monthly or at more frequent intervals on a consistent basis.


Expenses borne by the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio include, subject to the limitations described herein, the fees payable to Goldman, Sachs & Co. and CUFSLP, the fees and expenses of the Fund's custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or laws arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of addition information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios' unitholders and regulatory authorities and compensation and expenses of the Trustees.

For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993,the amount of the advisory fee paid by each Portfolio was as follows:

                   1995          1994             1993

Money Market
Portfolio          $410,109+     $752,090+        $1,338,678+

Government
Securities
Portfolio          1,078,346     1,647,179++      2,361,974++

Mortgage
Securities
Portfolio          388,187+++    550,161+++       223,762+++

_____________________

+ Waived additional advisory fees in the amount of $109,898, $37,050 and $247,950, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $520,007, $789,140 and $1,586,628, respectively for such periods. In addition, the expenses of the Money Market Portfolio were reduced or otherwise limited in the amounts of $78,198, $198,584 and $275,404, respectively, by the Adviser for such periods.

++ Waived additional advisory fees in the amount of $175,010 and $483,214, respectively for such periods. Without waivers, the Government Securities Portfolio would have paid advisory fees of $1,822,189 and $2,845,188, respectively for such periods.

+++ Waived additional advisory fees in the amount of $140,912,$19,263 and $74,587, respectively, for such periods. Without waivers, the Mortgage Securities Portfolio would have paid advisory fees of $529,099, $569,424 and $298,349, respectively, for such periods.

                            PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker's commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security), the Fund's advisory agreement provides that Goldman, Sachs & Co. shall attempt to obtain the best net price and the most favorable execution. On occasions when Goldman, Sachs & Co. deems the purchase or sale of a security to be in the best interests of a

Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which Goldman, Sachs & Co. acts as investment adviser), the advisory agreement provides that Goldman, Sachs & Co., to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Goldman, Sachs & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits Goldman, Sachs & Co., in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.


During the fiscal year ended August 31, 1995, the Funds acquired and sold securities issued by Nomura Securities International, Salomon Brothers, Inc., Bear Stearns Companies, Inc., First Boston Corporation, Daiwa Securities America, Inc., Smith Barney Shearson, Merrill Lynch, Lehman Brothers, Morgan Stanley Group, Inc. and Swiss Bank Corp. At August 31, 1995, the Money Market Portfolio held the following amounts of securities of its regular brokers/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Bear Stearns Companies, Inc. - $14,240; Daiwa Securities America, Inc. - $40,349; First Boston Corporation -$8,544; Swiss Bank Corp.- $20,647; Salomon Brothers, Inc.-$53,289; Smith Barney Shearson-$12,021 and Nomura Securities International-$75,000. The Government Securities Portfolio held the following: Salomon Brothers, Inc. -$21,102 and Daiwa Securities America, Inc. -$12,102. The Mortgage Securities Portfolio held the following:
Salomon Brothers, Inc. - $13,082; Merrill Lynch-$10,610 and Daiwa Securities America, Inc. -$1,033.


Activities of Goldman, Sachs & Co. and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of Goldman, Sachs & Co. and its advisory affiliates, in the management of, or interest in , other accounts and other activities of Godman, Sachs & Co. may present conflicts of interest with respect to the Portfolio or impede their investment activities.


Goldman, Sachs & Co. and its advisory affiliates, have proprietary interests in, and manage or advise accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or engage in transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates are major participants in the fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman, Sachs & Co. and its affiliates are actively engaged in transactions in the same securities and instruments in which a Portfolio invest. Such activities could affect the prices and availability of the securities and instruments in which the Portfolios will invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisor and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Advisor and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.


     From time to time, a Portfolio's activities may be restricted because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisor will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisor and/or its affiliates are performing services or when position limits have been reached.


     In connection with their management of the Portfolios the Advisor may have access to certain fundamental analysis and proprietary technical models developed by Goldman, Sachs & Co. and other affiliates. The Advisor will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman, Sachs & Co. nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisor will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman, Sachs & Co. and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisor in managing the Portfolios.


     The results of each Portfolio's investment activities may differ significantly from the results achieved by the Advisor and its affiliates for their proprietary accounts or accounts (in-cluding investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman, Sachs & Co. and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Portfolios. Moreover, it is possible that the Portfolios will sustain losses during periods in which Goldman, Sachs & Co. and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.


     An investment policy committee which may include partners of Goldman, Sachs & Co. and its affiliates may develop general policies regarding Portfolio activities, but will not be involved in the day-to-day management of the Portfolios. In such instances, those individuals may, as a result, obtain information regarding the Portfolios' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman, Sachs & Co., any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Portfolios invest.


     In addition, certain principals and certain of the employees of the Advisor are also principals or employees of Goldman, Sachs & Co. or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.


     The Advisor may enter into transactions and invest in instruments on behalf of a Portfolio in which customers of Goldman, Sachs & Co. serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman, Sachs & Co. and its affiliates may also create, write or issue derivative instruments for customers of Goldman, Sachs & Co. or its affiliates, the underlying securities or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman, Sachs & Co. or its affiliates and may also enter into transactions with other clients of Goldman, Sachs & Co. or its affiliates where such other clients have interests adverse to those of the Portfolios. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman, Sachs & Co. and its affiliates on an arm's-length basis.

     Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman, Sachs & Co. nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman, Sachs & Co. or any of its affiliates in evaluating the Fund's creditworthiness.



     It is possible that a Portfolio's holdings will include securities of entities for which Goldman, Sachs & Co. performs investment banking services as well as securities of entities in which Goldman, Sachs & Co. makes a market. From time to time, Goldman, Sachs & Co.'sactivities may limit the
Portfolios' flexibility in purchases and sales of securities. When Goldman, Sachs & Co. is engaged in an underwriting or other distribution of securities of an entity, the Advisor may be prohibited from purchasing or recommending
the purchase of certain securities of that entity for the Portfolios    .




TRANSFER AGENT

Under its transfer agency agreement, Goldman, Sachs & Co. serves as transfer agent and dividend disbursing agent for the Fund. Goldman, Sachs & Co. has undertaken to the Fund to (a) process and provide confirmations for purchase and redemption transactions, (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Fund, (c) establish and maintain separate accounts with respect to each unitholder, (d) provide periodic statements showing account balances and (e) provide for dividends or distributions to unitholders.

As compensation for the services rendered to the Fund as transfer agent, Goldman, Sachs & Co. is entitled to a fee of $18 per year for each unitholder account plus reimbursement for certain expenses.


For the last three fiscal years, the amount of the transfer agency fees accrued by each Portfolio was as follows:


                   1995      1994      1993
Money Market
Portfolio          *         *         *

Government
Securities
Portfolio          $4,252    $3,933    $4,118

Mortgage
Securities
Portfolio          $1,407    $1,237    $655**



* The transfer agent received no fees  for the periods indicated above.


** For the period October 9, 1992 (commencement of operations) through August 31, 1993.

ADMINISTRATOR

As stated in the Prospectus, CUFSLP acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC, (b) periodically review the services performed by the investment adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate, (c) negotiate changes to the terms and provisions of the Fund's advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman, Sachs & Co., to the extent requested by the Trustees of the Fund, and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries, (b) develop and monitor investor programs for credit unions, (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund, (d) inform Goldman, Sachs & Co. in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by unitholders and new investors, (e) provide information and assistance in connection with the registration of the Fund's units in accordance with state securities requirements, (f) make available and distribute information concerning the Fund to unitholders as requested by the Fund, (g) handle unitholder problems and calls relating to administrative matters, (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund, (i) provide assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Fund or the Fund's independent accountants, (j) furnish stationery and office supplies, and (k) generally assist in the Fund's operations.


For the last three fiscal years, the amount of the administration fee earned by CUFSLP was as follows:


                           1995          1994             1993
Money Market
Portfolio                $102,002+     $262,423+          $642,331 +

Government
Securities
Portfolio                $539,173      $823,589           $1,137,071 ++

Mortgage
Securities
Portfolio                $132,275      $142,349           $74,587


---------------------

+   Waived additional administration fees in the amount of $163,831,$143,193 and $150,983 respectively.


++  Waived additional administration fees in the amount of $968,402.


The administration agreement will remain in effect until March 30, 1996, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to CUFSLP and by CUFSLP on 60 days' written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.


The thirty-seven credit unions listed below are the limited partners of CUFSLP, which created Trust for Credit Unions in conjunction with Goldman, Sachs & Co. As of June 30, 1995, these credit unions had total assets of $20.8billion from twenty-two different states.

J. David Osborne, President
Larry Hoffman, Vice President-Finance
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Kyle M. Markland, Sr. Vice President Finance
Bellco First Federal Credit Union

Gary Oakland, President
T. Brad Canfield, Vice President
Accounting/Investments
Boeing Employees Credit Union


John Siefken, President
Sandy Andrews, Sr. Vice President
Citizens Equity Federal Credit Union

Dean Nelson, President
Bryan Bennett, Vice President-Controller
City-County Federal Credit Union


Larry T. Wilson, President
Barry Hooks, Finance Manager
Coastal Federal Credit Union


Tom Budd, Manager of Finance
Dearborn Federal Credit Union

Donald Hersman, General Manger
Kendrick Smith, Portfolio Manager
Eastern Financial Federal Credit Union

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer
First Technology Federal Credit Union

Wendell A. Sebastian, President
Brian Crawford, Controller
GTE Federal Credit Union

Stan Hollen, President
Judy Flores, CFO
The Golden 1 Credit Union

Charles Cockburn, President
Hudson Valley Federal Credit Union


Paul Horgen, President
Michele Manthey, Vice President
Finance and Administration
IBM Mid-America Employees Federal Credit Union

Joseph J. Baldin, President
Bob Jansen, Vice President-Operations
Inland Employees Federal Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union


Frank Berrish, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Members America Credit Union

Joseph Bressi, President
Montgomery County Teachers Federal Credit Union

Douglas M. Allman, President
NASA Federal Credit Union

Lindsay Alexander, President
Tim Duvall, Finance Division Manager
NIH Federal Credit Union

Brad Beal, President
Paul Parrish, Sr. Vice President
Chief Financial Officer
Nevada Federal Credit Union

Joseph S. Coey, President
New Mexico Educators Federal Credit Union

Michael J. Maslak, President
Dave Doss, Chief Financial Officer
North Island Federal Credit Union

Rudy Hanley, President
Paul Sundermann, Chief Financial Officer
Orange County Teachers Federal Credit Union

Edgar F. Callahan, President
Andrew Hunter, Chief Financial Officer
Patelco Credit Union

Jeffrey Farver, President
San Antonio Federal Credit Union


Gregory Thomas, President
Space Coast Credit Union

Stephan Winninger, President
State Employees Credit Union


Donald Granato, President
Steel Works Community Federal Credit Union

Richard Rice, President
Teachers Credit Union

Betty Hobbs, President
Roy Dobbs, Executive Vice President
Tennessee Teachers Credit Union


Gregory Blount, President
Tropical Federal Credit Union

Philip L. Hart, President
Tulsa Federal Employees Credit Union

Leonard Greene, President
Unified Federal Credit Union

E. Burton Eubanks, President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union

Custodian

State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund's portfolio securities and cash. State Street also maintains the Fund's accounting records. The Northern Trust Company ("Northern") has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

Auditors


Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Fund. In addition to audit services, Arthur Andersen LLP prepare the Fund's federal and state tax returns, and provide consultation and assistance on accounting, internal control and related matters. The financial statements of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio are incorporated by reference into this Additional Statement (under "Financial Statements") from the Fund's annual report to unitholders for the fiscal year ended August 31, 1995(the "Annual Report") and the data set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, which is incorporated by reference in reliance upon the authority of said firm as experts in giving said report.


                           AMORTIZED COST VALUATION

As stated in the Prospectus, the Money Market Portfolio seeks to maintain a net asset value of $1.00 per unit and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. In this connection, the amortized cost method may result in dilution of unitholder interests. Similar effects arise out of the rounding of the Portfolio's net asset value per unit to the nearest one cent. However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Fund's Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to Goldman, Sachs & Co., are obligated, as a particular responsibility within the overall duty of care owed to the unitholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value of such Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees' procedures include periodically monitoring the difference (the "Market Value Difference") between the amortized cost value per unit and the net asset value per unit based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, canceling units without monetary consideration, or utilizing a net asset value per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

Rule 2a-7 requires that the Money Market Portfolio limit its investments to those which Goldman, Sachs & Co., under guidelines established by the Fund's Board of Trustees, determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus.
The Rule also calls for the Money Market Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value per unit and precludes the purchase of any instrument deemed under such Rule to have a remaining maturity of more than 397 days.

Generally, the maturity of an instrument held by the Money Market Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows:
(a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.


                             DESCRIPTION OF UNITS

As the Prospectus indicates, the Fund's Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. Under the terms of the Trust Agreement, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, unitholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Units do not have preemptive or conversion rights. Units when issued as described in the Prospectus are fully paid and nonassessable, except as expressly set forth below.

Any Trustee may be removed by the unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Trust Agreement provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act, (b) with respect to any termination or reorganization of the Fund or any Portfolio to the extent and as provided in the Trust Agreement, (c) with respect to any amendment of the Trust Agreement (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote, (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders, and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Trust Agreement, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust Agreement contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Trust Agreement provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Trust Agreement provides that on any matter submitted to a vote of the unitholders, all units entitled to vote, irrespective of investment portfolio, shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio, and (c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.


As of October 31, 1995, the outstanding units of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio were 398,722,202.660, 54,375,319.039 and 27,192,762.875, respectively. To the Fund's knowledge, as of such date, the only entity which may have owned 5% or more of the outstanding units of the Money Market Portfolio was Dearborn Federal Credit Union, 400 Town Center Drive, Dearborn, MI 48126 (8.03%. To the Fund's knowledge, as of the same date, the only entity which may have owned 5% or more of the outstanding units of the Government Securities Portfolio was Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 (15.01%), Boeing Employees Credit Union, 12770 Gateway Drive, Tukwila, WA 98124 (7.38%)and APCO Employees Credit Union, 1608 7th Avenue, N., Birmingham, AL 35203 (5.52%). To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Mortgage Securities Portfolio were Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 (22.72%), Eastern Financial Federal Credit Union, 700 South Royal Poinciana Blvd. Miami Springs, FL 33166 (7.32%), San Diego County Credit Union, 9985 Pacific Heights Blvd., San Diego, CA 92121 (6.25%), First Technology Federal Credit Union, 3855 S.W. 153rd Drive, Beaverton, OR 97006 (6.64%), South Carolina Federal Credit Union, P.O. Box 190012, N. Charleston, SC 29419 (5.51%) and Orange County Teachers

Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (5.49%).


                 ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
                          MORTGAGE-RELATED SECURITIES

The Nature of Adjustable and Fixed Rate Mortgage Loans

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Government Securities Portfolio, the Mortgage Securities Portfolio and, to a lesser extent, the Money Market Portfolio invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

There are a number of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolios will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Portfolios may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios' investments in both privately-issued mortgage-related securities (in the case of the Mortgage Securities Portfolio) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities by delaying the receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

     1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

     Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

     2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

     3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including a payment default. The court in certain instances, may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property and alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

     4. "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

     5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. Generally, however, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduced the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which are subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Portfolios.

1.Private Mortgage Pass-Through Securities

General Characteristics. The Mortgage Securities Portfolio may invest in privately-issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent participation interests in pools of private mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the "Mortgaged Properties"). The Mortgaged Properties will consist of residential properties upon which are located detached individual dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential invest-ment properties, multi-family units or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificateholders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificateholders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificateholders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations."

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificateholders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. A rating agency's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificateholders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificateholders. If so structured, the subordination feature may be enhanced by distributing to the senior certificateholders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificate is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificateholders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificateholders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificateholders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, is intended to enhance the likelihood of timely receipt by senior certificateholders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificateholders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificateholders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificateholders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2.Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") ("Government Mortgage-Related Securities"). GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, they are generally viewed by the market as high quality securities with minimal credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC pass-through certificates and stripped mortgage-backed securities. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives.

GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA Certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by FNMA. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled monthly installments of principal and interest after FNMA's servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA Certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC Certificates. A FHLMC Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "FHLMC Certificate group") purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such Certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC Certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC Certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of between ten and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another FHLMC Certificate group.

3.  Multiple Class Pass-Through Securities and Collateralized Mortgage
Obligations


As stated, the Government Securities Portfolio and the Mortgage Securities Portfolio may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Mortgage Securities Portfolio, by trusts formed by private originators of, if investors in, mortgage loans. In general, CMOs represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

Each class of CMOs often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage

Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO Certificates required installments of principal and interest and to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

Legislative and Regulatory Developments in Government-Sponsored Enterprises

In the past several years, there have been a number of federal legislative and regulatory developments which may ultimately have a significant impact on the business and operations of FHLMC, FNMA and other government-sponsored enterprises ("GSEs").

Legislation Affecting FNMA and FHLMC: On October 28, 1992 the President signed legislation which sets new capital requirements for FNMA and FHLMC, establishes an oversight office within HUD, allows that office to establish additional capital requirements based upon a risk-based capital stress test, requires the two organizations to hold sufficient capital to cover interest rate changes, and requires the agencies to establish goals to direct funds to lower income borrowers.

The legislation, the Housing and Community Development Act of 1992, requires FNMA and FHLMC to hold core capital equal to the sum of 2.5 percent of on-balance-sheet assets and .45 percent of the unpaid principal balance of outstanding mortgage-backed securities and other off-balance-sheet assets. The legislation provides an 18-month transition period for FNMA and FHLMC to reach this minimum capital level. The other requirements of the bill could increase the amount of capital to be withheld.

Legislation Affecting the Federal Agricultural Mortgage Association: The Food, Agricultural, Conservation and Trade Act Amendment of 1991 established minimum core capital levels for the Federal Agriculture Mortgage Association ("Farmer Mac") of (1) 2.50 percent of the aggregate on-balance sheet assets, (2) 0.45 percent of the unpaid balance of outstanding securities guaranteed by Farmer Mac and (3) a linked-percentage of aggregate assets. The President, on October 28, 1992, signed Public Law 102-552, the "Farm Credit Banks and Associations Safety and Soundness Act of 1992." The act was passed to enhance the financial soundness of Farm Credit System banks and associations and further supplemented capital requirements for Farm Credit System banks and associations.

The effects of any legislation or regulations implementing stricter capital or other regulatory standards upon the future business and operations of FNMA and FHLMC cannot be predicted.


                            INVESTMENT RESTRICTIONS

As the Prospectus states, the Fund may only invest in obligations authorized under the Federal Credit Union Act. This restriction may not be changed without the approval of the holders of a majority of the outstanding units of each affected Portfolio as described below. In addition, to meet the requirements of federal and state securities laws, the Fund has also adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. The Fund may not:

     (1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Mortgage Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Money Market Portfolio and Government Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolios of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances and bank repurchase agreements; and provided further that during normal market conditions the Mortgage Securities Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund currently intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion. Notwithstanding the foregoing, there is no limitation with respect to or arising out of investments by the Money Market Portfolio in obligations issued or guaranteed by U.S. banks, including obligations of foreign branches of U.S. banks or U.S. branches of foreign banks.

     (2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Money Market Portfolio and Government Securities Portfolio may be invested in repurchase agreements, certificates of deposit, bankers' acceptances, time deposits and federal funds without regard to such 5% limitation; (b) up to 25% of the value of the total assets of each Securities Portfolio may be invested without regard to such 5% limit and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio, (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio and (d) the lending of securities in accordance with the investment objective of the Government Securities Portfolio and the Mortgage Securities Portfolio.

     (4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one third of the value of the Portfolio's net assets.

     (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

     (6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (7)  Purchase or sell commodities or commodity contracts.

     (8) Purchase any voting securities except of investment companies (closed-end investment companies in the case of the Money Market Portfolio and Government Securities Portfolio) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund's investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

     (9)  Act as an underwriter of securities.

     (10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein or (b) purchasing securities on a when-issued or delayed delivery basis.

     (11) Purchase any security for the Money Market Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).

     (12) Purchase any security on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

     (13)  Make short sales of securities or maintain a short position.

     (14)  Write, purchase or sell puts, calls or combinations thereof.


To meet the requirement of the state securities laws, each portfolio has also adopted the following non-fundamental investment restrictions. (i) Each Portfolio may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. (ii) Each Portfolio may not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended, including securities eligible for resale in reliance on Rule 144A under the 1933 Act. The restrictions in this paragraph are not fundamental and may be changed without unitholder vote.


Pursuant to SEC Rule 2a-7, the Money Market Portfolio currently may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such obligations). The Portfolio may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. The limitations in this paragraph are not, however, fundamental, and may be changed in the future without unitholder vote to the extent permitted by the SEC.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio of the Fund.

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the applicable Portfolio's assets. Mortgage dollar rolls that are not accounted for as financings shall not constitute borrowings.

The prohibition against short sales and short positions does not include transactions sometimes referred to as "short sales against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to matters required to be submitted to unitholders by the provisions of the 1940 Act, the term "majority of the outstanding units" of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (i) 67% or more of the units of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Fund or such Portfolio.


                     CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, quotation of the Money Market Portfolio's "yield" and "effective yield," and the yields and the total return of the Government Securities Portfolio and the Mortgage Securities Portfolio, may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund's distributors on behalf of the Portfolios. These performance figures are calculated in the following manner.

MONEY MARKET PORTFOLIO

Yield--the net annualized yield based on a specified 7-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

Effective Yield--the net annualized yield for a specified 7-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1)/365/7*] - 1.

For the seven-day period ended August 31,1995, the yield and the effective yield for the Money Market Portfolio were:


                                7-Day Period
                               Ended August 31,
                                    1995
                  With Fee Waivers          Without Fee Waivers
                       and Expense               and Expense
                    Reimbursements              Reimbursements
Yield                    5.67%                         5.54%

Effective
 Yield                   5.83%                         5.70%



GOVERNMENT SECURITIES PORTFOLIO AND MORTGAGE SECURITIES PORTFOLIO

Yield. The yield of the Government Securities Portfolio and the Mortgage Securities Portfolio is calculated by dividing the net investment income per unit (as described below) earned by such Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


              Yield =  2[[(a-b/cd) + 1](6) - 1]

Where:

     a=   dividends and interest earned during the period.

     b=   expenses accrued for the period (net of fee waivers).

     c= the average daily number of units outstanding during the period that were entitled to receive dividends.

     d=   maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by the Government Securities Portfolio and the Mortgage Securities Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Total Return. The Government Securities Portfolio and the Mortgage Securities Portfolio compute average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                            T = [(ERV/P)(1/n)] - 1
Where:

     T = average annual total return

     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     P =  hypothetical initial payment of $1,000.

     n =  period covered by the computation, expressed in terms of years.

The Government Securities Portfolio and the Mortgage Securities Portfolio compute their cumulative total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating cumulative total return is as follows:


                                T = (ERV/P) - 1

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.

                              PERFORMANCE FIGURES


                                                               Value of $1,000 Investment
                                                               --------------------------
                                                                                Commencement of Operations
                                                 Year Ending 8/31/95             through 8/31/95*
                                                 -------------------            --------------------------
                           30-Day Period
                              Ending              With          Without              With            Without
                              8/31/95           Fee Waiver     Fee Waiver         Fee Waiver       Fee Waiver
Government
Securities
Portfolio

Yield                            6.09%         N/A             N/A                N/A             N/A
Ending Redeemable
  Value at 8/31/95                N/A          $1,058.24       $1,058.24          $1,214.67       $1,209.61
Average Annual
Total Return                      N/A          5.82%           5.82%              4.80%           4.69%
Cumulative Total
Return                            N/A          5.82%           5.82%              21.47%          20.96%

Mortgage
Securities
Portfolio

Yield                             6.85%        N/A             N/A                N/A             N/A
Yield (without fee
waiver)                           6.80%        N/A             N/A                N/A             N/A
Ending Redeemable
  Value at  8/31/95               N/A          $1,082.03       $1,081.46          $1,161.30       $1,160.07
Average Annual
Total Return                      N/A          8.20%           8.15%               5.30%          5.26%
Cumulative Total
Return                            N/A          8.20%           8.15%               16.13%         16.01%

* For the periods from July 10, 1991 and October 9, 1992, (commencement of operations for the Government Securities Portfolio and the Mortgage
     Securities Portfolio, respectively) to August 31, 1995    .

ALL PORTFOLIOS

Each of the Portfolios may also quote from time to time distribution rates in reports to unitholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.


For the thirty-day period ended August 31, 1995, the distribution rate of each of the following Portfolios was :


                          30-Day Period            30-Day Period
                          Ended August 31, 1995,   Ended August 31, 1995
Portfolio                 with fee waiver          without fee waiver
---------                 ---------------          ------------------

Government Securities        6.25%                       6.25%

Mortgage Securities          6.48%                       6.43%


From time to time the Portfolio's comparative performance may be advertised as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Business Week, Financial World and Forbes. In addition, the Fund may from time to time advertise the Portfolio's performance relative to certain indices and benchmark investments, including (a) the Lehman Brothers Government/Corporate Bond Index,
(b) Lehman Brothers Government Index, (c) Lehman Brothers ARM Index; (d) Lehman Brothers 1-2 year Government Index; (e) Lehman Brothers 1-3 year Government Index;(f) Merrill Lynch 1-2.99 Year Treasury Index, (g) Merrill Lynch 2-Year Treasury Curve Index, (h) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (i) the Payden & Rygel 2-Year Treasury Note Index, (j) 1-3 Year U.S. Treasury Notes, (k) constant maturity U.S. Treasury yield indices, (l) the Consumer Price Index, (m) the London Interbank Offered Rate, (n) other taxable investments such as certificates of deposit, money market mutual funds, repurchase agreements and commercial paper, and (o) historical data concerning the relative performance of adjustable and fixed-rate mortgage loans.

The composition of the securities in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's Portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

From time to time advertisements or communications to unitholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolios), as well as the views of Goldman, Sachs & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolios (such as the supply and demand of mortgage-related securities and the relative performance of different types of mortgage loans and mortgage-related securities as affected by prepayment rates and other factors).

In addition, advertisements or unitholder communications may include a discussion of certain attributes or benefits to be derived by an investment in such Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Performance data is based on historical results and is not intended to indicate future performance. Yield total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio expenses. The value of units of the Government Securities Portfolio and Mortgage Securities Portfolio will fluctuate, and an investor's units may be worth more or less than their original cost upon redemption.


                               OTHER INFORMATION


The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

                             FINANCIAL STATEMENTS


The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the 1995 Annual Report are hereby incorporated by reference. A copy of the Annual Report accompanies or has preceded this Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1022, Washington, DC 20036-5504, or by calling Goldman, Sachs & Co. at (800) 342-5828 (800-DIAL-TCU) or Callahan Financial Services, Inc. at (800) 237-5678.

                       DESCRIPTION OF SECURITIES RATINGS



A. LONG-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Moody's applies numerical modifiers l, 2, and 3 in the Aa category. The modifier 1 indicates that the company ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.


STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.


__________________________

* The ratings system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

AA: Capacity to pay interest and repay principal is very strong, and differs from AAA issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA category.

r:        A rating may be modified by the addition of an "r" rating to highlight derivative, hybrid and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DUFF & PHELPS, INC.

AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers AA+, AA, and AA- in the AA category for long-term fixed income securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category; the modifier AA indicates a mid-range ranking; and the modifier AA-indicates that the issue ranks in the lower end of the AA category.


FITCH INVESTORS SERVICE INC.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments; short-term debt of these issuers is generally rated F-1+.

Fitch applies plus (+) and minus (-) modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or
AA-.

IBCA LIMITED AND IBCA INC.

AAA: Obligations which are rated AAA are considered to have the lowest expectations of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk substantially.

AA: Obligations which are rated AA are considered to have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.


THOMSON BANKWATCH, INC.


AAA:      The highest category; indicates the ability to repay principal and interest on a timely basis is extremely high.


AA:       The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.


B.        SHORT-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

P-1: Issuers or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

-         Leading market positions in well established industries.

-         High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


DUFF & PHELPS, INC.

Duff & Phelps' short-term debt ratings apply to all obligations with maturities under one year.

Duff 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by good fundamental protection factors. Risk factors are minor.

Duff 2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing internal funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus, in the Duff 1 top grade category for commercial paper and certificates of deposits. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment; short-term liquidity is outstanding and safety is just below risk-free U.S. Treasury short-term obligations. The rating Duff 1 indicates a very high certainty of timely payment; liquidity factors are excellent and risk factors are minor. The rating Duff 1 minus indicates a high certainty of timely payment; liquidity factors are strong and risk factors are very small.


FITCH INVESTORS SERVICE INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus (+) sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


IBCA LIMITED AND IBCA INC.

A1:   Short-term obligations rated A1 are supported by the highest capacity for timely repayment. A plus (+) sign is added to those issues determined to possess a particularly strong credit.

A2:   Short-term obligations rated A2 are supported by a good capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thomson Bankwatch, Inc.

The TBW short-term ratings apply only to unsecured instrument that have a maturity of one year or less.


The TBW short-term ratings specifically assess the likelihood of an untimely or incomplete payment of principal and interest.

  TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

  TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high a for issues rated "TBW-1".

                             ---------------------
                                     TRUST
                                     -----
                               for Credit Unions
                             ---------------------




                                 Annual Report
                               -----------------
                                August 31, 1995

Dear TCU Investor,

     The 12-month period ended August 31, 1995 has been an eventful one, for both the financial markets and the Trust for Credit Unions. We are pleased to report that in a challenging environment TCU maintained its market share with assets of over $1.4 billion to date, which made up approximately 50% of total credit union mutual fund investments.*

     For the past year, credit union lending rose approximately 14% -- one of the highest levels ever -- while shares grew by approximately 3.0%.* As a result, credit unions shortened the maturities on their investment portfolios in order to increase liquidity. While total credit union investments declined 10% to $105 billion in the 12 months ended June 30, 1995, none of the decline came from the less than one year to maturity category, which stayed constant at $62 billion.* TCU provides two alternatives, the TCU Money Market Portfolio and the TCU Government Securities Portfolio, for credit unions targeting the short end of the yield curve.

     Investor sensitivity to derivatives continued during the past year, resulting in a dramatic decline in the demand for some of the more esoteric and volatile instruments. In the case of the TCU portfolios, we want to assure you that higher risk mortgage derivatives such as super floaters and inverse floaters have never played a major role in our strategy. We have used these instruments in very small percentages, for hedging purposes and, in certain cases, for incremental expected return, and have managed the investments extremely carefully.

     The rapidly changing investment climate during the past year demonstrates the importance of combining Goldman Sachs Asset Management's professional investment expertise with Callahan Financial Services' in-depth understanding of the needs of credit unions. The TCU portfolios' positive performance reflects the results of careful management of duration, sector and security selection as well as the use of tactical trading strategies to profit from shorter term opportunities.

     As always, we appreciate the opportunity to serve you and look forward to offering innovative solutions to meet your investing needs in the years ahead.

Sincerely,

/s/ Marcia L. Beck                      /s/ William F. Connors

Marcia L. Beck                          William F. Connors
President                               President
Trust for Credit Unions                 Callahan Financial Services, Inc.
Director, Mutual Funds Group
Goldman Sachs Asset Management


/s/ Robert F. Deutsch

Robert F. Deutsch
Vice President
Goldman Sachs Asset Management
September 29, 1995

* Source: Callahan & Associates, Inc.

Dear TCU Investor,

     We are pleased to review the past performance of each of the Trust for Credit Unions portfolios for the one-year period ending August 31, 1995. To help put the portfolios' performance in perspective, the following is a brief overview of some of the key events affecting the economy and financial markets during the period.

Economic Review:

After a Difficult 1994, the Bond Market Staged a Powerful Rally

     Rising interest rates took their toll on the U.S. bond market in 1994, making it one of the most difficult years for bonds in recent memory. Starting in January 1995, however, the bond market staged a rally that gained momentum through midyear, fueled by slowing economic growth and relatively contained inflation. In July and August, the bond market experienced a mild correction, but by the end of August, bonds were again trending upward.

Robust Economy Faltered in March, but Later Recovered

     The economy accelerated during the first half of the fund's fiscal year, from September 1994 through February 1995. Real Gross Domestic Product (GDP) grew at 4.0% and 5.1% in the third and fourth quarters of 1994, respectively. Job growth, real disposable income, consumer spending, and sales of new and existing homes all exhibited impressive strength.

     The high-flying economy began losing altitude in March and weakened further during the second quarter, fanning fears of a more serious downturn. For the first quarter of 1995, GDP increased at 2.7%, down sharply from the preceding quarters. Other troubling indicators included weakening employment, declining consumer spending, a dramatic drop in the purchasing manager's index and a downward trending Index of Leading Economic Indicators.

     Following a spring dominated by generally poor economic readings, the economy appeared to begin to revive in midsummer. The economy's response to previous tightenings had begun to fade, and what appeared to be an inventory correction cycle had come to an end. By August, employment, housing, construction spending, auto sales and several other indicators showed some signs of improvement. Furthermore, second-quarter real GDP growth -- originally estimated as 0.5% --was revised upward to 1.1%.

Fed Raises Rates Twice During the Period, Then Cuts in July

     To head off a resurgence in inflation in the midst of a booming economy, the U.S. Federal Reserve raised the federal funds rate by 75 basis points in November 1994 and by an additional 50 basis points in February 1995. All told, the Fed had raised rates seven times in its tightening cycle, by a total of 300 basis points, to 6.00%.

     The Fed then remained neutral through early July 1995, when it reversed course. Prompted by receding inflationary pressures and a weakening economy, the Fed cut the federal funds rate 25 basis points to 5.75%.

     The shape of the yield curve began flattening dramatically starting with the November rate increase and continuing through the first half of 1995. The yield on six-month Treasury bills rose from 5.02% on August 31, 1994 to approximately 5.51% on August 31, 1995, due in large part to the Fed's actions. For the same time period, the yield on the 30-year U.S. Treasury bond fell dramatically, from 7.45% a year ago to 6.65%.

                        Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]

                              8/31/94           8/31/95
3 Month                       4.66              5.44
6 Month                       5.02              5.51
1 Year                        5.53              5.63
2 Year                        6.14              5.85
3 Year                        6.42              5.94
5 Year                        6.80              6.07
10 Year                       7.17              6.29
30 Year                       7.45              6.65

                                                        Source:  Bloomberg, L.P.

                  The yield curve flattened considerably and shifted downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.


A Challenging ARM Market

     Interest rate fluctuations throughout the period under review had a direct impact on the mortgage-backed securities market. In particular, adjustable rate mortgage securities (ARMs), a key holding in the non-money market TCU portfolios, went through three distinct phases during the past 12 months.

 .    At the start of the portfolio's fiscal year on September 1, 1994, spreads between ARMs and Treasuries widened due to the fear that ARMs would reach their periodic caps (the maximum their coupons can be raised within a specified time period) in the rising interest rate environment.

 .    This situation generally persisted through January 1995, at which point the
     ARM market entered a second phase: as interest rates stabilized, cap risk declined and the prospects for ARMs brightened. This favorable ARM environment continued through late spring, until interest rates began to decline.

 .    Starting approximately in June 1995, spreads between ARMs and Treasuries began widening again, this time a result of increased prepayment risk based on the assumption homeowners would refinance their mortgages at lower rates. Currently, we believe that prepayment risk is fully reflected in ARM prices, and ARMs are now at attractive valuations.

Economic Outlook: Slow Growth Ahead With Inflation Under Control

     Though the signals are still somewhat mixed, the economy appears to have regained some of its upward momentum and seems to be back on track for a period of slow growth and relatively contained inflation, making an additional Fed rate reduction less likely. However, the Fed may make one more precautionary cut by year end, an event that has already been factored into the market.

-----------------------

TCU Money Market Portfolio

Objective

     The objective of the TCU Money Market Portfolio (MMP) is to maximize current income, preserve capital and maintain liquidity through investments in high-quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

     For the 12-month period ended August 31, 1995, the TCU Money Market Portfolio had a total return of 5.56%, outperforming Donoghue's All-Taxable Money Market Index by 31 basis points. As of August 31, 1995, the portfolio had a seven-day current yield of 5.67% and an effective yield of 5.83%./1/

Portfolio Composition and Investment Strategies

     In order to meet the liquidity needs of credit unions in a volatile interest rate environment, we significantly increased our investment in repurchase agreements (repos) from 37% to 72.4% of the portfolio's assets during the period under review. As of August 31, 1995, other portfolio positions included 10.4% in bank notes, 5.2% in U.S. government agency securities, 4.2% in bankers' acceptances, 3.9% in certificates of deposit (CDs), 2.6% in time deposits and 1.3% in domestic Eurodollar CDs.


------------------------------
/1/ Please note that an investment in the portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00.

     During the first half of the portfolio's fiscal year (September 1994 to February 1995), we shortened the portfolio's average maturity as interest rates rose in order to maintain a yield that was competitive with alternative overnight investments. As it became apparent that the Fed had completed its tightening cycle, the portfolio's average maturity was lengthened.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

Repurchase Agreements                                 72.4%
Bank Notes                                            10.4%
U.S. Gov't Agency Discount Notes                       5.2%
Bankers Acceptances                                    4.2%
Certificates of Deposit                                3.9%
Time Deposits                                          2.6%
Domestic Eurodollar Certificates of Deposit            1.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We will continue to emphasize high-quality investments and will structure the portfolio in an effort to remain competitive with other short-term alternatives. Going forward, we expect the portfolio to operate with a relatively short average maturity of 10 to 20 days.

TCU Government Securities Portfolio

Objective

     The TCU Government Securities Portfolio (GSP) seeks high current income consistent with low principal volatility. Operating since July 10, 1991, the portfolio invests primarily in ARMs issued by the U.S. government, its agencies or instrumentalities. The portfolio's target duration is six months to one year. As of August 31, 1995, its actual duration was 0.70 years, almost the same as the duration of the portfolio's benchmark, which was 0.75 years.

Performance Review

     For the 12 months ended August 31, 1995, the TCU GSP achieved a total return of 5.82% (6.01% in dividend income and -0.19% in price depreciation), compared with 6.25% for the nine-month Treasury average. (Please note that we have substituted the nine-month Treasury return for the one-year constant maturity Treasury (CMT) quoted in last year's annual report because we are managing the portfolio's duration to under one year. The nine-month Treasury return is calculated by averaging the six-month Treasury bill and the one-year Treasury bill.)

     The portfolio's underperformance compared with its benchmark was primarily caused by the widening spreads of ARMs relative to Treasuries. The portfolio's large ARM position (86.4%) felt the impact of these widening spreads, making ARMs less valuable than equal-duration Treasuries. The portfolio performed well, however, compared with its peers. TCU GSP ranked 24th out of 72 adjustable rate mortgage funds based on total return for the 12 months ended August 31, 1995, according to Lipper Analytical Services, Inc.

 .    The portfolio's net asset value (NAV) declined slightly during the period, from $9.78 on August 31, 1994 to $9.76 on August 31, 1995, as a result of the yield on the one-year Treasury rising 10 basis points during the period.

 .    During the period, the portfolio's distribution rate rose 112 basis points to 6.25% on August 31, 1995 as ARM coupons continued to reset at higher levels. The portfolio's 30-Day SEC Yield rose to 6.09% as of August 31, 1995, up from 4.85% a year earlier.

Portfolio Composition and Investment Strategies

     The portfolio composition has remained much the same during this fiscal year as it was last year, with primary emphasis on ARMs (86.4%) indexed to the one-year CMT. In addition, the portfolio held a small position (3.1%) in Small Business Administration (SBA) loans and 0.4% in sequential-pay collateralized mortgage obligations (CMOs). To help manage duration, we maintained an 8.1% position in repurchase agreements (repos)/cash equivalents.

     We believe that when used knowledgeably and very sparingly, derivatives can improve a portfolio's performance. To this end, as of August 31, 1995, the portfolio included a 2% position in super floaters. Because their sensitivity to interest rate movements and coupon resets is approximately four times greater than regular floaters, super floaters contributed to the portfolio's positive performance when rates increased during the summer of 1995.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  86.4%
Repos/Cash Equivalents                                 8.1%
SBAs                                                   3.1%
Super Floaters                                         2.0%
Sequentials                                            0.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We see ARMs as being favorably priced in the current environment. In general, they continue to provide attractive yields versus comparable-duration Treasuries. Furthermore, we believe that prepayment fears have been fully priced into the market, creating upside potential should prepayments increase less than the market anticipates.

TCU Mortgage Securities Portfolio

Objective

     The TCU Mortgage Securities Portfolio (MSP), which commenced operations on October 9, 1992, seeks high current income consistent with relatively low principal volatility. The portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. The portfolio's target duration is the same as that of the two-year Treasury note; its actual duration was 1.84 years as of August 31, 1995, exactly in line with its benchmark.

Performance Review

     The portfolio's total return was 8.20% for the 12-month period ended August 31, 1995 (6.92% from dividend income and 1.28% from price appreciation), compared with 7.55% for the two-year Treasury note, the portfolio's benchmark.

     In addition to outperforming its Treasury benchmark, the portfolio also performed well relative to its peers. For the 12 months ended August 31, 1995, the portfolio ranked 22nd out of 129 short-term U.S. government funds based on total return, according to Lipper Analytical Services, Inc.

     The portfolio's term structure contributed to its outperformance relative to its benchmark. The portfolio includes mortgage-backed securities with a range of maturities that have both shorter and longer cash flows than the benchmark. When the yield curve flattened, it was more advantageous to have cash flows distributed along the curve rather than concentrated like the benchmark's "bulleted" structure (with maturities at two years).

     The portfolio's NAV was $9.74 on August 31, 1995, up $0.12 since last year, due primarily to the decline in interest rates.

Portfolio Composition and Investment Strategies

     Over the 12-month period ended August 31, 1995, we reduced the portfolio's holdings in sequential-pay CMOs from 47.5% to 15.5% of the portfolio's assets, and increased its investment in ARMs from 18.1% to 44.4%. As the price of sequentials increased, we took advantage of tighter spreads versus equal-duration Treasuries and sold a portion of our holdings in favor of ARMs with wider spreads.

     To increase the portfolio's expected return, we added a 3.4% position in mezzanine CMOs. Mezzanines are a "tranche," or class of CMO, that ranks in between senior classes (lower credit risk, lower yielding) and subordinate classes (higher credit risk, higher yielding).

     The portfolio held a 2.9% position in floaters, down slightly from its 3.2% holding a year earlier, which added slight incremental return over Treasuries.

     We managed the portfolio's duration by weighting its positions in U.S. Treasuries and repos/cash equivalents according to our need to shorten or lengthen the portfolio's duration. Over the 12-month period, the portfolio's holdings in U.S. Treasuries were increased from 1.8% to 19.6%, while repos/cash equivalents decreased from 12.7% of the portfolio to 0.5%.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  44.4%
U.S. Treasuries                                       19.6%
Sequentials                                           15.5%
PACs                                                   9.6%
Fixed Pass-Throughs                                    4.0%
Mezzanine CMOs                                         3.4%
Floaters                                               2.9%
Repos/Cash Equivalents                                 0.5%
Inverse Floaters                                       0.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We believe ARMs are attractively priced versus comparable-duration Treasuries. With prepayment risk already factored into the market, we view ARMs as having upside potential should prepayments increase more slowly than current market expectations. In addition, with the lack of new issue supply in the CMO market, this sector continues to offer value relative to Treasuries.

---------------------------

TCU Target Maturity Portfolios

Objectives

     The TCU Target Maturity Portfolios (TMPs) have dual objectives: to seek a high level of current income and to return $10 per unit to investors at or about three years after the portfolio's inception. However, there is no assurance that these objectives will be achieved. The portfolios invest primarily in mortgage-related securities issued by the U.S. government, its agencies or instrumentalities and in privately issued mortgage-related securities.

                                            Portfolio
                    U.S. Treasury        Duration as of        Commencement of
 Portfolio            Benchmark              8/31/95             Operations
------------       --------------        --------------        ---------------
TMP (1996)         4.25% due 5/96           0.78 years              7/1/93
TMP (Feb 97)       4.75% due 2/97           1.42 years             2/15/94
TMP (May 97)       6.50% due 5/97           1.57 years             5/23/94

Target Maturity Portfolio (1996)

Performance Review

     The portfolio's total return for the 12 months ended August 31, 1995 was 6.51% (6.13% from dividend income and 0.38% from price appreciation), compared with 6.40% for the 4.25% U.S. Treasury note due May 1996, the portfolio's benchmark. The portfolio outperformed the benchmark by 11 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio's NAV rose $0.04 during the period to $9.59 on August 31, 1995. As the portfolio gets closer to its maturity, we have intentionally decreased its duration to 0.78 years from 1.66 years last August.

Portfolio Composition Highlights

     As of August 31, 1995, the portfolio was 47.6% invested in ARMs, up from 7.4% one year ago. During the period, we have decreased our holdings in sequential-pay CMOs and planned amortization class (PAC) CMOs to 16.3% and 6.2% of the portfolio, respectively. We believe that the ARM sector currently represents better value than sequentials or PACs, which are trading at tighter spreads.

     The portfolio also included a 4.2% position in floaters and 0.1% in inverse floaters, held for their incremental yield and expected total return. We managed the portfolio's duration by balancing the U.S. Treasury position with the repo/cash equivalents holdings, weighting one versus the other at different times in response to the changing interest rate environment. To this end, as of August 31, 1995, the portfolio held a 23.7% position in U.S. Treasuries and a 1.9% position in repos/cash equivalents.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  47.6%
U.S. Treasuries                                       23.7%
Sequentials                                           16.3%
PACs                                                   6.2%
Floaters                                               4.2%
Repos/Cash Equivalents                                 1.9%
Inverse Floaters                                       0.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (Feb 97)

Performance Review

     During the 12-month period ended August 31, 1995, the portfolio realized a total return of 7.48% (6.64% from dividend income and 0.84% from price appreciation), compared with 7.19% for the portfolio's benchmark, the 4.75% U.S. Treasury note due in February 1997. The portfolio outperformed the benchmark by 29 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio's NAV increased $0.08 during the period, rising to $9.71 as of August 31, 1995.

Portfolio Composition Highlights

     We increased the portfolio's holdings in ARMs to 39.5% as of August 31, 1995, up from 3.5% a year earlier, and cut its sequential-pay CMOs to 38.1%, down from 69.1% last year. As was the case with the other TCU TMPs, we expect greater performance potential from attractively valued ARMs, which are trading at wider spreads than sequentials. Sequential-pay CMOs still represent a major position in the portfolio since they offer attractive yields relative to Treasuries.

     Also included in the portfolio were 3.3% in floaters, down slightly from 3.7% a year earlier. We managed the portfolio's duration to the benchmark's duration, primarily by holding U.S. Treasuries (18.9%).

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  39.5%
Sequentials                                           38.1%
U.S. Treasuries                                       18.9%
Floaters                                               3.3%
Cash Equivalents                                       0.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (May 97)

Performance Review

     The portfolio achieved a total return of 7.70% for the 12-month period ended August 31, 1995 (6.85% from dividend income and 0.85% from price appreciation), compared with 7.50% for the fund's benchmark, the 6.50% U.S. Treasury note due in May 1997. The portfolio outperformed the benchmark by 20 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio closed its fiscal year with its NAV at $9.99, an increase of $0.08 from August 31, 1994.

Portfolio Composition Highlights

     As of August 31, 1995, 52.1% of the portfolio was invested in ARMs, up from 14.1% a year earlier. The portfolio's second largest grouping was 29.6% in sequential-pay CMOs, a decrease from its 45.7% position in the previous year.

     During the period, we added a 2.7% position in inverse floaters, held for their incremental yield and potential incremental return. The portfolio also held 13.7% in U.S. Treasuries and 1.9% in cash equivalents, both of which were used to manage the portfolio's duration to the benchmark's duration.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  52.1%
Sequentials                                           29.6%
U.S. Treasuries                                       13.7%
Inverse Floaters                                       2.7%
Cash Equivalents                                       1.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Investment Strategy and Outlook for TCU TMPs

     Despite recent weakening in the mortgage market and possible near-term volatility, we view ARMs as offering attractive value over Treasuries of comparable duration. In addition, we believe CMOs add incremental yield and expected return over comparable-duration Treasuries.

     As the TCU TMPs approach maturity, we anticipate shifting the portfolios' allocation to shorter duration mortgage securities.

Distribution Policy

     As required by tax law, all mutual funds, including the TCU portfolios, must either distribute substantially all of the taxable income they generate each year or will be subject to an excise tax on any undistributed income.

 .    For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the portfolio were to realize any net long-term capital gains, they would be distributed at year end.

 .    For the TCU Government Securities Portfolio and Mortgage Securities
     Portfolio, we pay monthly dividends based on the income each portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times, a portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted at year end.

 .    For the TCU Target Maturity Portfolios, the monthly dividends are based on the prevailing interest rates at the time of each portfolio's inception. For these portfolios, the monthly dividends are held constant despite any changes in interest rates or changes in the rate of prepayments. As noted above, any excess income, overdistribution or net capital gains generated are paid out or adjusted at year end. The amount of these year end adjustments may be more significant than in portfolios in which the dividend is reset each month. In December 1994, the TCU TMP (1996) and TMP (Feb 97) paid special dividends of $0.0893 per share and $0.0987 per share, respectively.

     As always, we appreciate your support and we will continue to seek out attractive and rewarding investment opportunities in the future.

Sincerely,

/s/ Laurie H. Wollmuth

Laurie H. Wollmuth
Portfolio Manager
TCU Money Market Portfolio


/s/ Jonathan A. Beinner                   /s/ Theodore T. Sotir

Jonathan A. Beinner                       Theodore T. Sotir
Portfolio Manager                         Portfolio Manager
        TCU Government Securities Portfolio
        TCU Mortgage Securities Portfolio
        TCU Target Maturity Portfolio (1996)
        TCU Target Maturity Portfolio (Feb 97)
        TCU Target Maturity Portfolio (May 97)

Goldman Sachs Asset Management
September 29, 1995

                            TRUST FOR CREDIT UNIONS
                            PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1995. Each of the Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:

                                                  Initial
             Portfolio                           Investment                        Compare to:
-----------------------------------------------  ----------  -------------------------------------------------------------
Government Securities ("GSP"):                   $  100,000  Lehman Brothers Mutual Fund Adjustable Rate Mortgage
                                                             Index ("Lehman ARM Index")(c); Lehman Brothers Mutual
                                                             Fund Short (1-2) Government Index ("Lehman 1-2 Gov't
                                                             Index"); 1-Year U.S. Treasury Bill ("1-year T-Bill"); 6-Month
                                                             U.S. Treasury Bill ("6-month T-Bill").
Mortgage Securities ("MSP"):                     $  500,000  Lehman ARM Index; Lehman Brothers Mutual Fund Short
                                                             (1-3) Government Index ("Lehman 1-3 Gov't Index");
                                                             2-Year U.S. Treasury Bill ("2-year T-Bill").
Target Maturity (1996) ("TMP (1996)"):           $1,000,000  Lehman ARM Index; Lehman 1-2 Gov't Index; 4.25% U.S.
                                                             Treasury Bill due 05/15/96 ("T-Bill 4.25%").
Target Maturity (Feb 97) ("TMP (Feb 97)"):       $1,000,000  Lehman ARM Index; Lehman 1-3 Gov't Index; 4.75% U.S.
                                                             Treasury Bill due 02/15/97 ("T-Bill 4.75%").
Target Maturity (May 97) ("TMP (May 97)"):       $1,000,000  Lehman ARM Index; Lehman 1-3 Gov't Index; 6.50% U.S.
                                                             Treasury Bill due 05/15/97 ("T-Bill 6.50%").

All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                        Government Securities Portfolio

                             [GRAPH APPEARS HERE]

                        GSP         Lehman ARM Index(c)     Lehman 1-2 Gov't Index      1-year T-Bill(g)     6-month T-Bill
8/1/91(b)               $100,000                                      100,000                100,000            100,000
8/31/91                 $100,565                                      101,250                100,832            100,603
1/1/92                                 103,133
8/31/92                 $107,303       108,179                        110,607                107,760            106,172
8/31/93                 $111,661       114,961                        116,102                111,873            109,850
8/31/94                 $114,266       115,868                        118,784                114,846            113,692
8/31/95                 $120,920       125,399                        127,130                122,280            120,538

Average Annual Total Return: One Year - 5.82%
                             Since Inception (a) - 4.80%

                        Mortgage Securities Portfolio

                             [GRAPH APPEARS HERE]

                        MSP         Lehman ARM Index     Lehman 1-3 Gov't Index      2-year T-Bill
11/1/92(b)              $500,000              500,000                    500,000            500,000
8/31/93                 $532,570              532,860                    526,097            526,329
8/31/94                 $537,871              537,066                    535,052            534,055
8/31/95                 $581,995              581,250                    574,700            574,400

Average Annual Total Return: One Year - 8.20%
                             Since Inception (a) - 5.30%

                            TRUST FOR CREDIT UNIONS
                            PERFORMANCE COMPARISON

                       Target Maturity Portfolio (1996)

                             [GRAPH APPEARS HERE]

                 TMP(1996)(d)   TMP(1996)(e)    Lehman ARM Index     Lehman 1-2 Gov't Index      T-Bill 4.25%
7/1/93(a)          $1,000,000      1,000,000           1,000,000                  1,000,000         1,000,000
8/31/93             1,011,929      1,011,929           1,010,527                  1,009,116         1,012,517
8/31/94             1,020,110      1,020,110           1,018,503                  1,032,430         1,023,716
8/31/95             1,086,492      1,080,851           1,102,300                  1,105,000         1,089,206

Average Annual Total Return:

TMP(1996)(d)    One Year -- 6.51%
                Since Inception (a) -- 3.90%

TMP(1996)(e)    One Year -- 5.98%
                Since Inception (a) -- 3.66%

                      Target Maturity Portfolio (Feb 97)

                             [GRAPH APPEARS HERE]

                 TMP(Feb 97)(d)   TMP(Feb 97)(e)    Lehman ARM Index     Lehman 1-3 Gov't Index      T-Bill 4.75%
3/1/94(b)            $1,000,000        1,000,000           1,000,000                  1,000,000         1,000,000
8/31/94                 996,630          996,630             999,122                  1,007,226           996,823
8/31/95               1,071,183        1,065,692           1,081,300                  1,081,800         1,068,531

Average Annual Total Return:

TMP(Feb 97)(d)  One Year -- 7.48%
                Since Inception (a) -- 4.22%

TMP(Feb 97)(e)  One Year -- 6.94%
                Since Inception (a) -- 3.89%

                      Target Maturity Portfolio (May 97)

                             [GRAPH APPEARS HERE]

                 TMP(May 97)(d)   TMP(May 97)(e)    Lehman ARM Index     Lehman 1-3 Gov't Index      T-Bill 6.50%
6/1/94(b)            $1,000,000        1,000,000           1,000,000                  1,000,000        1,000,000
8/31/94               1,013,022        1,013,022           1,013,254                  1,014,840        1,015,554
8/31/95               1,091,028        1,085,598           1,096,600                  1,090,000        1,091,600

Average Annual Total Return:

TMP(May 97)(d)  One Year -- 7.70%
                Since Inception (a) -- 6.75%

TMP(May 97)(e)  One Year -- 7.16%
                Since Inception (a) -- 6.33%

(a) The Government Securities, Mortgage Securities, Target Maturity (1996), Target Maturity (Feb 97), and Target Maturity (May 97) portfolios commenced operations July 10, 1991, October 9, 1992, July 1, 1993, February 15, 1994 and May 23, 1994, respectively.

(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.

(c) The calculation of The Lehman ARM Index was initiated for the month ending January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities portfolio's investment at such date.

(d)   Does not include effect of redemption fee.

(e) Includes effect of 0.50% redemption fee, assuming redemption at the end of the period presented.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Unitholders and Trustees of
 Trust for Credit Unions:

     We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97)), including the statements of investments as of August 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                               ARTHUR ANDERSEN LLP

Boston, Massachusetts,
October 2, 1995

                            TRUST FOR CREDIT UNIONS

                              -------------------

                            MONEY MARKET PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)

Principal               Interest                 Maturity              Amortized
 Amount                   Rate                     Date                  Cost
---------               --------                 --------              ---------
                              Bank Notes (10.5%)
Bank of America
$ 15,000                  5.74%                  09/11/95               $ 15,000
First Bank of  Minneapolis
  15,000                  5.80                   09/15/95                 15,000
PNC Bank,  N.A.
  10,000                  5.88                   09/27/95                 10,000
                                                                        --------
          Total Bank Notes...............................               $ 40,000
                                                                        --------
                          Bankers' Acceptances (4.3%)
Chemical Bank
$  5,500                  5.78%(a)               10/23/95               $  5,455
Corestates Bank
   3,000                  5.81(a)                09/14/95                  2,994
   2,847                  5.81(a)                10/17/95                  2,826
NationsBank of Georgia, N.A.
   5,000                  5.77(a)                10/13/95                  4,966
                                                                        --------
          Total Bankers' Acceptances.....................               $ 16,241
                                                                        --------
                        Certificates of Deposit (3.9%)
National Bank of Detroit
$ 15,000                  5.78%                  09/21/95               $ 15,000
                                                                        --------
                  Certificates of Deposit - Eurodollar (1.3%)
Bankers Trust Co.,  London
$  5,000                  5.75%                  09/01/95               $  5,000
                                                                        --------
                              Time Deposit (2.6%)
Fifth Third Bancorp
$ 10,000                  5.90%                  09/20/95               $ 10,000
                                                                        --------
                   U.S. Government Agency Obligations (5.2%)
Federal  National Mortgage Association
$ 20,000                  5.78%(a)               09/28/95               $ 19,914
                                                                        --------
                         Repurchase Agreements (72.6%)
Joint Repurchase Agreement Accounts
$100,000                  5.84%                  09/01/95               $100,000
 102,300                  5.85                   09/01/95                102,300
Nomura Securities, dated 08/02/95,
 repurchase price $50,345 (FNMA:
 $20,100, 7.00%, 05/01/08; $8,740, 7.50%,
 06/01/09; $22,965, 6.00%, 10/01/08)
  50,000                  5.77                   09/14/95                 50,000
Nomura Securities, dated 08/04/95,
 repurchase price $25,180 (FNMA:
 $26,105, 7.50%, 06/01/09)
  25,000                  5.77                   09/18/95                 25,000
                                                                        --------
          Total Repurchase Agreements....................               $277,300
                                                                        --------
          Total Investments..............................               $383,455(b)
                                                                        ========

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) The rate disclosed for this security represents the yield to maturity.
(b) The amount stated also represents aggregate cost for federal income tax purposes.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                        GOVERNMENT SECURITIES PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (91.7%)
Adjustable Rate Federal Home Loan Mortgage Corp.
 (FHLMC)(a)  (27.1%)
$ 2,227                   7.36%                  04/01/18               $  2,298
 13,261                   7.68                   05/01/18                 13,669
  2,393                   7.63                   01/01/19                  2,463
  6,244                   7.67                   01/01/21                  6,440
  6,845                   7.56                   02/01/22                  7,001
 33,615                   7.62                   02/01/22                 34,629
 32,841                   7.58                   04/01/22                 33,833
 14,557                   7.53                   06/01/24                 14,965
  6,430                   7.61                   07/01/27                  6,536
  7,488                   7.52                   04/01/28                  7,633
  3,450                   7.63                   07/01/29                  3,519
 10,418                   7.74                   05/01/31                 10,672
                                                                        --------
          Total Adjustable Rate FHLMC....................               $143,658
                                                                        --------
Adjustable Rate Federal National Mortgage Association
 (FNMA)(a)  (51.9%)
$ 4,957                   7.01%                  03/01/17               $  4,997
  3,462                   7.98                   11/01/17                  3,564
  5,697                   7.22                   12/01/17                  5,811
  6,293                   7.69                   08/01/18                  6,436
  2,045                   7.48                   11/01/18                  2,093
 30,690                   7.37                   06/01/19                 31,329
  3,486                   7.39                   07/01/19                  3,559
  7,378                   7.00                   12/01/19                  7,359
  5,512                   7.76                   03/01/20                  5,687
  2,950                   7.59                   05/01/20                  3,021
 21,443                   7.33                   04/01/21                 21,875
 45,659                   7.63                   09/01/21                 46,964
  2,826                   7.61                   10/01/21                  2,868
 $2,115                   7.63%                  11/01/21               $  2,166
  3,159                   7.98                   02/01/22                  3,261
 31,402                   7.80                   09/01/22                 32,399
  6,779                   7.67                   07/01/27                  6,929
  4,755                   7.32                   10/01/27                  4,858
 51,484                   7.75                   01/01/31                 53,116
 17,000                   6.31                   02/01/31                 17,042
  9,309                   8.26                   02/01/32                  9,583
                                                                        --------
          Total Adjustable Rate FNMA.....................               $274,917
                                                                        --------
Adjustable Rate Government National Mortgage
 Association (GNMA)(a)  (3.8%)
$20,063                   7.00%                  06/20/24               $ 20,381
                                                                        --------
Adjustable Rate Small Business Administration
 (SBA)(a)  (3.0%)
$15,993                   7.13%                  09/25/17               $ 16,138
                                                                        --------
               Collateralized Mortgage Obligations (CMOs) (5.9%)
Adjustable Rate CMOs(a)  (3.5%)
FNMA REMIC Trust 1990- 145, Class A
$18,509                   6.76%                  12/25/20               $ 18,427
                                                                        --------
Planned Amortization Class Interest-Only (PAC IO)
 CMOs (0.0%)
FNMA REMIC Trust 1991-120, Class H
$    26                   484.26%(b)             06/25/00               $     58
                                                                        --------
Sequential Fixed Rate CMOs  (0.4%)
FHLMC Series 1278, Class E
$   176                   7.00%                  12/15/18               $    176


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                 GOVERNMENT SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)
Sequential Fixed Rate CMOs--(Continued)
FNMA REMIC Trust 1991-82, Class PH
$ 1,781                 8.00%                    11/25/18               $  1,776
                                                                        --------
          Total Sequential Fixed Rate CMOs...............               $  1,952
                                                                        --------
Super Floater CMOs(a)  (2.0%)
FNMA REMIC Trust 1992-157, Class FA
$10,969                 2.91%                    03/25/04               $ 10,393
                                                                        --------
          Total CMOs.....................................               $ 30,830
                                                                        --------
          Total Mortgage Backed Obligations (cost
           $492,090).....................................               $485,924
                                                                        --------
                         Repurchase Agreements (7.5%)
Joint Repurchase Agreement Account
$39,600                 5.84%                    09/01/95               $ 39,600
                                                                        --------
          Total Repurchase Agreements (cost $39,600).....               $ 39,600
                                                                        --------
          Total Investments  (cost $531,690(c))..........               $525,524
                                                                        ========
--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in
  which value exceeds cost...............................               $    184
 Gross unrealized loss for investments in
  which cost exceeds value...............................                 (6,350)
                                                                        --------
 Net unrealized loss.....................................               $ (6,166)
                                                                        ========
--------------------------------------------------------------------------------

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c) The amount stated also represents aggregate cost for federal income tax purposes.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         MORTGAGE SECURITIES PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (79.8%)
Fixed Rate Government National Mortgage
 Association (4.0%)
$ 9,723                 9.50%                    04/15/10               $ 10,461
                                                                        --------
              Collateralized Mortgage Obligations (CMOs) (75.8%)
Adjustable Rate CMOs(a)  (44.4%)
Citicorp Mortgage Securities, Inc. 1992-17,
 Class A
$10,796                 7.70%                    10/25/22               $ 10,981
CMC Securities Corp. II 1993-H, Class A1
  6,219                 7.56                     09/25/23                  6,331
CMC Securities Corp. II 1993-I, Class A2
  6,099                 7.07                     09/25/23                  6,156
DLJ Mortgage Acceptance Corp.
 1992-Q11, Class A2
  9,575                 8.07                     01/25/23                  9,664
DLJ Mortgage Acceptance Corp. 1993-Q6,
 Class A2
    636                 6.55                     05/25/23                    642
Independent National Mortgage Corp.
 1994-W, Class A1
 11,177                 7.43                     12/25/24                 11,411
Merrill Lynch Mortgage Investors,  Inc.
 1994-I, Class A1
 10,417                 7.48                     01/25/05                 10,610
Prudential Home Mortgage  1991-15,
 Class A1
  1,571                 8.42                     11/25/21                  1,600
Prudential Home Mortgage  1992-8,
 Class A1
    466                 8.07                     04/25/22                    475
Prudential Home Mortgage  1992-24,
 Class A1
$ 6,364                 8.82%                    09/25/22               $  6,518
Resolution Trust Corp. 1992-4, Class  B2
  4,500                 7.59                     07/25/28                  4,521
Resolution Trust Corp. 1992-11, Class A2
  3,727                 7.68                     10/25/24                  3,775
Resolution Trust Corp. 1992-11, Class B2
  7,501                 7.68                     10/25/24                  7,531
Resolution Trust Corp. 1994-1, Class M3
  5,742                 8.08                     09/25/29                  5,874
Ryland Mortgage Securities Corp.
 1989-FN1, Class A
  1,937                 7.66                     11/01/18                  1,957
Ryland Mortgage Securities Corp. 1991-1,
 Class B1
    416                 7.59                     03/25/20                    421
Ryland Mortgage Securities Corp. 1991-7,
 Class A1
  2,330                 7.09                     06/25/21                  2,329
Ryland Mortgage Securities Corp. 1992-3,
 Class A2
    486                 7.68                     06/25/20                    491
Ryland Mortgage Securities Corp.
 1992-L10, Class  B
  5,000                 8.28                     08/25/22                  5,035
Salomon Brothers Mortgage Securities
 1994-20, Class A
  9,212                 7.31                     12/25/24                  9,403


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)
Adjustable Rate CMOs--(Continued)
Saxon Mortgage Securities Corp. 1993-1,
 Class A2
$   120                  8.35%                   02/25/23               $    122
Saxon Mortgage Securities Corp. 1994-12,
 Class  A
 11,217                  7.97                    01/25/25                 11,555
                                                                        --------
          Total Adjustable Rate CMOs.....................               $117,402
                                                                        --------
Inverse Floater CMOs(a) (0.1%)
FHLMC Series  1134, Class  H
$   224                 14.59%                   09/15/96               $    236
                                                                        --------
Planned Amortization Class (PAC) CMOs (9.6%)
GE Capital Mortgage Services, Inc.
 1994-11, Class A1
$14,018                  6.50%                   03/25/24               $ 13,902
Housing Securities, Inc. 1993-E, Class  E8
  6,426                 10.00                    02/25/08                  6,728
Prudential Home Mortgage 1993-54,
 Class A4
  4,721                  6.50                    01/25/24                  4,675
                                                                        --------
          Total PAC CMOs.................................               $ 25,305
                                                                        --------
Regular Floater CMOs(a) (2.9%)
FHLMC Series 1333, Class F
$ 7,636                  6.74%                   07/15/22               $  7,715
                                                                        --------
Sequential Fixed Rate CMOs (18.8%)
CMC Securities Corp. 1993-C, Class C3
$ 4,666                  9.55%                   04/25/08               $  4,880
FHLMC Series 172, Class H
  6,302                  9.00                    05/15/20                  6,371
Housing Securities, Inc. 1992-F,
 Class F3
    272                  5.50%                   08/25/03                    270
Prudential Home Mortgage 1992-39,
 Class A3
  8,000                  5.80                    12/25/07                  7,889
Prudential Home Mortgage 1992-A,
 Class 1B1
  9,157                  7.20                    04/28/22                  9,048
Prudential Home Mortgage 1993-38,
 Class A4
 12,806                  9.55                    09/25/23                 13,243
Residential Funding Mortgage Securities
 1992-S36, Class A2
  4,409                  5.70                    11/25/07                  4,317
Ryland Mortgage Securities Corp. 72,
 Class D
  1,850                  9.85                    12/01/16                  1,947
Salomon Brothers Mortgage Securities
 1994-6, Class A1
  1,877                  7.02                    05/25/24                  1,867
                                                                        --------
         Total Sequential Fixed Rate
           CMOs..........................................               $ 49,832
                                                                        --------
         Total CMOs......................................               $200,490
                                                                        --------
         Total Mortgage Backed
           Obligations (cost $210,044)...................               $210,951
                                                                        --------



                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                       U.S. Treasury Obligations (19.5%)
U.S. Treasury Notes
$17,800                   7.38%                  11/15/97              $ 18,331
  3,700                   7.50                   10/31/99                 3,890
 21,380                   6.25                   02/15/03                21,360
U.S. Treasury Principal-Only Stripped Security
 14,600                   6.48(b)                11/15/04                 8,096
                                                                       --------
         Total U.S. Treasury Obligations
           (cost $51,330)................................              $ 51,677
                                                                       --------
                         Repurchase Agreements (1.3%)
Joint Repurchase Agreement Account
$ 3,400                   5.84%                  09/01/95              $  3,400
                                                                       --------
         Total Repurchase Agreements
           (cost $3,400).................................              $  3,400
                                                                       --------
         Total Investments
           (cost $264,774(c))............................              $266,028
                                                                       ========

-------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost...  $  2,485
 Gross unrealized loss for investments in which cost exceeds value...    (1,390)
                                                                       --------
 Net unrealized gain.................................................  $  1,095
                                                                       ========

-------------------------------------------------------------------------------
     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The rate disclosed for this security represents the yield to maturity.
(c) The aggregate cost for federal income tax purposes is $264,933.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                       TARGET MATURITY PORTFOLIO (1996)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                      Mortgage Backed Obligations (74.4%)
Adjustable Rate Federal Home Loan Mortgage Corp.
(FHLMC)(a)              (4.5%)
$5,601                   7.49%                    07/01/30               $ 5,751
                                                                         -------
              Collateralized Mortgage Obligations (CMOs) (69.9%)
Adjustable Rate CMOs(a)  (43.0%)
Capstead Securities Corp.  1992-14, Class A
$2,400                    7.39%                   10/25/22               $ 2,419
Chase Mortgage Finance Corp.  1990-E,
  Class  A1
 3,131                    7.47                    11/25/20                 3,152
Citicorp Mortgage Securities, Inc. 1992-17,
  Class A
 4,662                    7.70                    10/25/22                 4,742
CMC Securities Corp. 1993-2F, Class  A1
 2,894                    7.45                    05/25/22                 2,940
Housing Securities, Inc. 1992-SL1,
  Class  A1
 2,062                    8.65                    05/25/16                 2,122
Independent National Mortgage Corp.
  1994-V, Class  A1
 4,526                    7.51                    12/25/24                 4,647
Prudential Home Mortgage  1992-24,
 Class  A1
 2,874                    8.82                    09/25/22                 2,943
Residential Funding Mortgage Securities
  1993-S38, Class  A
 1,635                    7.87                    09/25/23                 1,655
Resolution Trust Corp. 1992-11, Class B2
 3,700                    7.68                    10/25/24                 3,715
Salomon Brothers Mortgage Securities
  1990-3A,  Class  1
 3,009                    6.80                    11/25/20                 2,978
Salomon Brothers Mortgage Securities
  1992-6,   Class  A1
 4,174                    7.82%                   11/25/22                 4,242
Saxon Mortgage Securities Corp. 1992-1,
  Class  B1
 4,400                    8.15                    09/25/22                 4,466
Saxon Mortgage Securities Corp. 1992-4,
  Class  A
 1,325                    7.85                    12/25/22                 1,343
Saxon Mortgage Securities Corp. 1992-6,
  Class  A
 1,782                    8.13                    01/25/23                 1,807
Saxon Mortgage Securities Corp. 1994-11,
  Class  A
 3,404                    7.53                    12/25/24                 3,473
Saxon Mortgage Securities Corp. 1995-1,
  Class  A
 5,348                    7.04                    04/25/25                 5,469
Sears Mortgage Securities  1993-8,
  Class A
 2,683                    7.62                    08/25/23                 2,717
                                                                         -------
          Total Adjustable Rate CMOs......................               $54,830
                                                                         -------
Inverse Floater CMOs(a)  (0.1%)
Lehman Brothers Mortgage Trust 1992-M1,
  Class  A1I
$   81                    7.66%                   11/25/01               $    80
                                                                         -------
Planned Amortization Class (PAC) CMOs (6.2%)
Housing Securities, Inc. 1993-E, Class E8
$7,512                   10.00%                   02/25/08               $ 7,866
                                                                         -------

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                 TARGET MATURITY PORTFOLIO (1996)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                   Mortgage Backed Obligations--(Continued)
Regular Floater CMOs(a) (4.2%)
Capstead Securities Corp. 1993-1, Class F
$1,616                    6.63%                   03/01/18              $  1,619
FHLMC Series 1333, Class F
 3,751                    6.74                    07/15/22                 3,790
                                                                        --------
      Total Regular Floater CMOs..........................              $  5,409
                                                                        --------
Sequential Fixed Rate CMOs (16.4%)
FHLMC Series  172, Class H
$3,151                    9.00%                   05/15/20              $  3,185
FHLMC Series 1028, Class F
 5,398                    9.30                    05/15/05                 5,479
FHLMC Series 1056, Class G
 1,932                    8.00                    12/15/18                 1,939
FNMA REMIC Trust 1990-142, Class J
 2,059                    9.25                    12/25/03                 2,072
Prudential Home Mortgage 1993-38, Class A4
 5,000                    9.55                    09/25/23                 5,170
Residential Resources, Inc. 15, Class C
 3,039                    9.75                    11/20/18                 3,061
                                                                        --------
      Total Sequential Fixed Rate
        CMOs..............................................              $ 20,906
                                                                        --------
      Total CMOs..........................................              $ 89,091
                                                                        --------
      Total Mortgage Backed
        Obligations (cost $94,633)........................              $ 94,842
                                                                        --------
                       U.S. Treasury Obligations (23.6%)
U.S. Treasury Notes
$9,010                    4.63%                   02/15/96              $  8,968
 7,300                    4.25                    05/15/96                 7,226
 8,000                    5.88                    05/31/96                 8,009
 3,500                    7.25%                   11/15/96                 3,558
   500                    7.38                    11/15/97                   515
 1,700                    7.50                    10/31/99                 1,789
                                                                        --------
                       Total U.S. Treasury Obligations
                        (cost $29,918)....................              $ 30,065
                                                                        --------
                           Repurchase Agreements (3.0%)
Joint Repurchase Agreement Account
$3,800                    5.84%                   09/01/95              $  3,800
                                                                        --------
                       Total Repurchase Agreements
                         (cost $3,800)....................              $  3,800
                                                                        --------
                       Total Investments
                         (cost $128,351(b))...............              $128,707
                                                                        ========

--------------------------------------------------------------------------------

Federal Income Tax Information:
  Gross unrealized gain for investments in which value
   exceeds cost...........................................              $   765
  Gross unrealized loss for investments in which
   cost exceeds value.....................................                 (456)
                                                                        -------
  Net unrealized gain.....................................              $   309
                                                                        =======

--------------------------------------------------------------------------------
    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The aggregate cost for federal income tax purposes is $128,398.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                      TARGET MATURITY PORTFOLIO (Feb 97)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (80.7%)
              Collateralized Mortgage Obligations (CMOs) (80.7%)
Adjustable Rate CMOs(a) (39.5%)
Chase Mortgage Finance Corp. 1990-E,
 Class A1
$2,450                    7.47%                   11/25/20               $ 2,467
DLJ Mortgage Acceptance Corp. 1992-
 Q11, Class A2
 3,493                    8.07                    01/25/23                 3,525
Independent National Mortgage Corp.
 1994-W, Class A1
 4,005                    7.43                    12/25/24                 4,089
Merrill Lynch Mortgage Investors, Inc.
 1994-I, Class A1
 3,813                    7.48                    01/25/05                 3,884
Resolution Trust Corp. 1992-11, Class B2
 2,700                    7.68                    10/25/24                 2,711
Resolution Trust Corp. 1994-1, Class M3
 2,074                    8.08                    09/25/29                 2,122
Salomon Brothers Mortgage Securities
 1994-20, Class A
 3,313                    7.31                    12/25/24                 3,381
Saxon Mortgage Securities Corp. 1992-4,
 Class A
   994                    7.85                    12/25/22                 1,007
Saxon Mortgage Securities Corp. 1992-6,
 Class A
 1,559                    8.13                    01/25/23                 1,581
Saxon Mortgage Securities Corp. 1994-11,
 Class A
 2,598                    7.53                    12/25/24                 2,650
Saxon Mortgage Securities Corp. 1994-12,
 Class A
 4,007                    7.97%                   01/25/25                 4,127
Saxon Mortgage Securities Corp. 1995-1,
 Class A
 3,964                    7.04                    04/25/25                 4,053
Sears Mortgage Securities  1993-8, Class A
 2,044                    7.62                    08/25/23                 2,070
                                                                         -------
                      Total Adjustable Rate CMOs..........               $37,667
                                                                         -------
Regular Floater CMOs(a) (3.3%)
FHLMC Series 1333, Class F
$3,081                    6.74%                   07/15/22               $ 3,113
                                                                         -------
Sequential Fixed Rate CMOs (37.9%)
Capstead Securities Corp. 1992-12B,
 Class P11
$  510                    8.33%                   11/25/05               $   511
FHLMC Series 172, Class H
 2,363                    9.00                    05/15/20                 2,389
FNMA REMIC Trust 1989-10, Class D
 5,000                    9.50                    07/25/09                 5,230
FNMA REMIC Trust 1989-80, Class E
 8,000                    9.00                    09/25/18                 8,223
FNMA REMIC Trust 1990-142, Class J
 2,078                    9.25                    12/25/03                 2,091
FNMA REMIC Trust 1991-G35, Class K
 3,301                    8.00                    06/25/20                 3,318
Prudential Home Mortgage 1993-38,
 Class A4
 4,600                    9.55                    09/25/23                 4,757

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                TARGET MATURITY PORTFOLIO (FEB 97)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                   Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Ryland Acceptance Corp. 1989, Class C
$5,000                    8.88%                   11/01/12               $ 5,038
Salomon Brothers Mortgage Securities
  1994-6, Class A1
 4,567                    7.02                    05/25/24                 4,543
                                                                         -------
                         Total Sequential Fixed Rate
                           CMOs...........................               $36,100
                                                                         -------
                         Total CMOs.......................               $76,880
                                                                         -------
                         Total Mortgage Backed
                           Obligations (cost $76,592).....               $76,880
                                                                         -------
                       U.S. Treasury Obligations (18.8%)
U.S. Treasury Notes
$3,500                    7.25%                   11/15/96               $ 3,559
 4,600                    7.38                    11/15/97                 4,737
 2,600                    7.50                    10/31/99                 2,734
 5,620                    6.25                    02/15/03                 5,615
U.S. Treasury Principal-Only Stripped
 Security
 2,200                    6.48(b)                 11/15/04                 1,220
                                                                         -------
                         Total U.S. Treasury Obligations
                           (cost $17,748).................               $17,865
                                                                         -------
                         Total Investments
                           (cost $94,340(c))..............               $94,745
                                                                         =======

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost.....  $  856
 Gross unrealized loss for investments in which cost exceeds value.....    (471)
                                                                         ------
 Net unrealized gain...................................................  $  385
                                                                         ======

--------------------------------------------------------------------------------
    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The rate disclosed for this security represents the yield to maturity.
(c) The aggregate cost for federal income tax purposes is $94,360.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               ----------------

                      TARGET MATURITY PORTFOLIO (MAY 97)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (84.4%)

Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)/(a)/ (4.5%)
$2,800                    7.49%                   07/01/30               $ 2,876
                                                                         -------
  Collateralized Mortgage Obligations (CMOs) (79.9%)
Adjustable Rate CMOs/(a)/  (47.6%)
Citicorp Mortgage Securities, Inc. 1992-17,
  Class A
$2,454                    7.70%                   10/25/22               $ 2,496
DLJ Mortgage Acceptance Corp. 1992-Q11,
  Class A2
 2,469                    8.07                    01/25/23                 2,492
Independent National Mortgage Corp.
  1994-W, Class A1
 2,794                    7.43                    12/25/24                 2,853
Merrill Lynch Mortgage Investors,  Inc.
  1994-I, Class A1
 2,790                    7.48                    01/25/05                 2,842
Prudential Home Mortgage  1992-24,
  Class A1
 1,642                    8.82                    09/25/22                 1,682
Resolution Trust Corp. 1992-11, Class A2
 2,662                    7.68                    10/25/24                 2,696
Resolution Trust Corp. 1994-1, Class M3
 1,476                    8.08                    09/25/29                 1,510
Salomon Brothers Mortgage Securities
  1994-20, Class A
 2,303                    7.31                    12/25/24                 2,351
Saxon Mortgage Securities Corp.
  1992-4, Class  A
 1,160                    7.85                    12/25/22                 1,175
Saxon Mortgage Securities Corp.
  1992-6,  Class  A
   947                    8.13%                   01/25/23                   960
Saxon Mortgage Securities Corp.
  1994-11,  Class  A
 1,792                    7.53                    12/25/24                 1,828
Saxon Mortgage Securities Corp.
  1994-12, Class  A
 2,795                    7.97                    01/25/25                 2,880
Saxon Mortgage Securities Corp.
  1995-1,  Class  A
 2,865                    7.04                    04/25/25                 2,930
Sears Mortgage Securities  1993-8,
  Class A
 1,469                    7.62                    08/25/23                 1,488
                                                                         -------
                      Total Adjustable Rate CMOs..........               $30,183
                                                                         -------
Inverse Floater CMOs/(a)/ (2.7%)
FHLMC Series 1284, Class E
$1,742                    7.71%                   05/15/97               $ 1,742
                                                                         -------
Sequential Fixed Rate CMOs (29.6%)
FHLMC Series  172, Class H
$1,838                    9.00%                   05/15/20               $ 1,858
FNMA REMIC Trust 1988-2, Class Z
 2,870                   10.10                    02/25/18                 3,100
FNMA REMIC Trust 1988-25, Class B
 1,146                    9.25                    10/25/18                 1,188
FNMA REMIC Trust 1990-24, Class E
 3,500                    9.00                    03/25/20                 3,657
Prudential Home Mortgage  1993-38,
 Class A4
 3,300                    9.55                    09/25/23                 3,412

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                TARGET MATURITY PORTFOLIO (MAY 97)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Residential Funding Mortgage Securities
  1992-S36, Class A2
$2,405                    5.70%                   11/25/07              $ 2,355
Salomon Brothers Mortgage Securities
  1994-6, Class A1
 3,197                    7.02                    05/25/24                3,180
                                                                        -------
                         Total Sequential Fixed Rate
                          CMOs............................              $18,750
                                                                        -------
                         Total CMOs.......................              $50,675
                                                                        -------
                         Total Mortgage Backed
                          Obligations (cost $52,913)......              $53,551
                                                                        -------
                       U.S. Treasury Obligations (13.5%)
U.S. Treasury Notes
$2,200                    7.25%                   11/15/96              $ 2,237
 2,250                    7.38                    11/15/97                2,317
 3,150                    7.50                    10/31/99                3,312
   710                    6.25                    02/15/03                  709
                                                                        -------
                       Total U.S. Treasury Obligations
                        (cost $8,558).....................              $ 8,575
                                                                        -------
                       Total Investments
                        (cost $61,471/(b)/)...............              $62,126
                                                                        =======

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost....  $   764
 Gross unrealized loss for investments in which cost exceeds value....     (116)
                                                                        -------
 Net unrealized gain................................................... $   648
                                                                        =======

--------------------------------------------------------------------------------
     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/ Variable rate security.  Coupon rate disclosed is that which is in effect at August 31, 1995.
/(b)/ The aggregate cost for federal income tax purposes is $61,478.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                     STATEMENTS OF ASSETS AND LIABILITIES

                                August 31, 1995

                                                                                             Target          Target       Target
                                                  Money       Government     Mortgage       Maturity        Maturity     Maturity
                                                  Market      Securities     Securities     Portfolio       Portfolio    Portfolio
                                                 Portfolio    Portfolio      Portfolio       (1996)         (Feb 97)     (May 97)
                                               ------------  ------------   ------------   ------------   ------------  -----------
 ASSETS
 Investments in securities, at value (cost:
  $383,455,111, $531,690,173,
  $264,774,033, $128,350,681,
  $94,340,118, $61,471,182, respectively)      $383,455,111  $525,523,866   $266,027,558   $128,706,804   $94,744,574   $62,126,077
 Cash......................................          13,528        73,605         45,158          4,213        48,534       135,745
 Receivables:
  Investment securities sold...............             --     2,222,302        680,499        261,813       128,678     1,047,240
  Interest.................................        780,393     4,024,833      1,894,809        989,852       806,341       572,043
 Deferred organization expenses, net.......             --         7,096         19,044         11,234         5,723         3,132
 Other assets..............................          1,524       103,702          1,033          5,178         9,571            --
                                               ------------  ------------   ------------   ------------   ------------  -----------
             Total assets..................    384,250,556   531,955,404    268,668,101    129,979,094    95,743,421    63,884,237
                                               ------------  ------------   ------------   ------------   ------------  -----------
 LIABILITIES
 Payables:
  Investment securities purchased..........             --            --      3,027,193      1,831,814            --            --
  Dividends................................      2,077,470     2,133,451      1,139,288        540,945       433,655       356,497
  Advisory fees............................         40,729        89,714         33,497         24,821        19,321        13,453
  Administration fees......................         18,213        44,135         10,943          5,273         3,800         2,617
 Accrued expenses and other liabilities....         18,228        29,185         47,954         47,474        65,335        52,689
                                               ------------  ------------   ------------   ------------   ------------  -----------
             Total liabilities.............      2,154,640     2,296,485      4,258,875      2,450,327       522,111       425,256
                                               ------------  ------------   ------------   ------------   ------------  -----------
 NET ASSETS
 Paid-in capital...........................    382,095,916   550,963,036    274,349,290    133,076,795    98,296,211    63,532,452
 Accumulated undistributed (distributions
  in excess of) net investment income......             --      (685,743)    (1,397,205)     1,163,149     1,015,621       (60,034)
 Accumulated net realized loss
  (distributions in excess of net realized
  gains) on investment transactions........             --   (14,452,067)    (9,796,384)    (7,067,300)   (4,494,978)     (668,332)
 Net unrealized gain (loss) on investments              --    (6,166,307)     1,253,525        356,123       404,456       654,895
                                              ------------  ------------   ------------   ------------   ------------  -----------
              Net assets...................   $382,095,916  $529,658,919   $264,409,226   $127,528,767   $95,221,310   $63,458,981
                                              ============  ============   ============   ============   ===========   ===========
 Net asset value per unit
  (net assets/units outstanding)                     $1.00         $9.76          $9.74          $9.59         $9.71         $9.99
                                              ============  ============   ============   ============   ===========   ===========
 Redemption price per unit (Note 7)                  $1.00         $9.76          $9.74          $9.54         $9.66         $9.94
                                              ============  ============   ============   ============   ===========   ===========
 UNITS OUTSTANDING
 Total units outstanding, $0.001 par value
  (unlimited number of units authorized)       382,095,916    54,253,342     27,160,182     13,300,010     9,809,980     6,350,000
                                              ============  ============   ============   ============   ===========   ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                           STATEMENTS OF OPERATIONS

                      For The Year Ended August 31, 1995

                                                                                           Target        Target        Target
                                            Money          Government     Mortgage        Maturity      Maturity      Maturity
                                            Market         Securities    Securities       Portfolio     Portfolio     Portfolio
                                           Portfolio/(a)/  Portfolio     Portfolio/(b)/    (1996)        (Feb 97)      (May 97)
                                           --------------  -----------   --------------  -----------   -----------   ----------
Investment Income:
  Interest income......................... $15,279,710     $32,321,799    $  17,513,762  $ 8,600,800   $ 6,971,041   $4,814,248
                                           -----------     -----------   --------------  -----------   -----------   ----------
Expenses:
  Advisory fees, net of fees waived.......     410,109       1,078,346          388,187      290,761       227,279      166,798
  Administration fees, net of fees
    waived................................     102,002         539,173          132,275       63,315        47,445       33,360
  Custodian fees..........................      19,158          72,222           49,687       43,832        37,592       30,806
  Professional fees.......................      43,730          80,998           55,469       48,710        50,241       48,949
  Trustees' fees..........................      12,940          24,560            9,820        4,060         3,740        2,880
  Amortization of deferred organization
    expenses..............................          --           4,569            9,039       13,487         3,890        1,812
 Other expenses...........................      21,247          55,306           50,537       28,405        18,864       15,345
                                           -----------     -----------   --------------  -----------   -----------   ----------
    Total expenses........................     609,186       1,855,174          695,014      492,570       389,051      299,950
 Less--Reimbursable expenses..............     (78,198)             --               --           --            --           --
                                           -----------     -----------   --------------  -----------   -----------   ----------
     Net expenses.........................     530,988       1,855,174          695,014      492,570       389,051      299,950
                                           -----------     -----------   --------------  -----------   -----------   ----------
 Net investment income....................  14,748,722      30,466,625       16,818,748    8,108,230     6,581,990    4,514,298
 Net realized loss on investment
   transactions...........................          --      (4,600,744)      (3,551,399)  (2,597,069)   (1,844,120)    (339,194)
 Net change in unrealized gain (loss) on
   investments............................          --       4,293,439        7,151,412    2,383,940     1,992,445      801,748
                                           -----------     -----------   --------------  -----------   -----------   ----------
 Net increase in net assets resulting
   from operations........................ $14,748,722     $30,159,320    $  20,418,761  $ 7,895,101   $ 6,730,315   $4,976,852
                                           ===========     ===========   ==============  ===========   ===========   ==========

/(a)/ For the year ended August 31, 1995, the investment advisor and the administrator waived fees of $109,898 and $163,831, respectively. /(b)/ For the year ended August 31, 1995, the investment advisor waived fees of $140,912.

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended August 31, 1995

                                                                                                Target      Target       Target
                                               Money           Government       Mortgage        Maturity    Maturity     Maturity
                                               Market          Securities      Securities      Portfolio   Portfolio     Portfolio
                                              Portfolio        Portfolio       Portfolio        (1996)      (Feb 97)     (May 97)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
From Operations:
 Net investment income................... $     14,748,722    $ 30,466,625    $ 16,818,748   $  8,108,230  $ 6,581,990  $ 4,514,298
 Net realized loss from investment
  transactions...........................               --      (4,600,744)     (3,551,399)    (2,597,069)  (1,844,120)    (339,194)
 Net change in unrealized gain (loss) on
  investments............................               --       4,293,439       7,151,412      2,383,940    1,992,445      801,748
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Net increase in net assets resulting
  from operations........................       14,748,722      30,159,320      20,418,761      7,895,101    6,730,315    4,976,852
                                          ----------------    ------------    ------------   ------------  -----------  -----------
Distributions to Unitholders:
 From net investment income..............      (14,700,440)    (30,842,606)    (16,818,748)    (7,523,785)  (6,068,263)  (4,420,145)
 In excess of net investment income......               --        (685,743)       (434,471)            --           --           --
 From paid-in capital....................               --              --        (406,506)            --           --           --
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Total distributions to unitholders......      (14,700,440)    (31,528,349)    (17,659,725)    (7,523,785)  (6,068,263)  (4,420,145)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
From Unit Transactions:
 Proceeds from sale of units.............    3,043,450,086      21,279,121       7,814,480             --           --           --
 Reinvestment of dividends and
  distributions..........................        6,769,666       9,375,252       4,880,915             --           --           --
 Cost of units repurchased...............   (2,885,160,983)    (93,957,586)    (34,931,625)      (465,411)  (2,821,023)  (5,964,428)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Net increase (decrease) in net
  assets from unit transactions..........      165,058,769     (63,303,213)    (22,236,230)      (465,411)  (2,821,023)  (5,964,428)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
Additional paid-in capital...............               --              --              --         68,281           --           --
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Total increase (decrease)...............      165,107,051     (64,672,242)    (19,477,194)       (25,814)  (2,158,971)  (5,407,721)

Net Assets:
 Beginning of year.......................      216,988,865     594,331,161     283,886,420    127,554,581   97,380,281   68,866,702
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 End of year............................. $    382,095,916    $529,658,919    $264,409,226   $127,528,767  $95,221,310  $63,458,981
                                          ================    ============    ============   ============  ===========  ===========
Accumulated undistributed
 (distributions in excess of) net
 investment income.......................               --    $   (685,743)   $ (1,397,205)  $  1,163,149  $ 1,015,621  $   (60,034)
                                          ================    ============    ============   ============  ===========  ===========
Summary of Unit Transactions:
 Units sold..............................    3,043,450,086       2,179,482         807,374             --           --           --
 Reinvestment of dividends and
  distributions..........................        6,769,666         963,379         508,864             --           --           --
 Units repurchased.......................   (2,885,160,983)     (9,662,680)     (3,664,116)       (50,000)    (300,000)    (600,000)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Increase (decrease) in units
  outstanding............................      165,058,769      (6,519,819)     (2,347,878)       (50,000)    (300,000)    (600,000)
                                          ================    ============    ============   ============  ===========  ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                    For the Year Ended August 31, 1994/(a)/

                                                                                           Target       Target       Target
                                            Money           Government      Mortgage       Maturity     Maturity     Maturity
                                            Market          Securities     Securities     Portfolio    Portfolio     Portfolio
                                           Portfolio        Portfolio      Portfolio       (1996)    (Feb 97)/(a)/ (May 97)/(a)/
                                       ----------------  --------------   ------------  ------------ ------------- -------------
From Operations:
 Net investment income................ $     13,359,541  $   34,984,779   $ 16,116,670  $  7,674,729 $   3,360,096 $   1,107,903
 Net realized gain (loss) from
  investment transactions.............           64,113      (3,444,347)    (5,968,515)   (4,530,665)   (2,650,858)     (329,138)
 Net change in unrealized loss on
  investments.........................               --     (12,596,598)    (7,965,845)   (2,125,231)   (1,587,989)     (146,853)
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Net increase (decrease) in net
  assets resulting from operations....       13,423,654      18,943,834      2,182,310     1,018,833      (878,751)      631,912
                                       ----------------  --------------   ------------  ------------ ------------- -------------
Distributions to Unitholders:
 From net investment income...........      (13,367,335)    (34,473,092)   (16,524,091)   (7,021,439)   (2,865,059)   (1,107,903)
 In excess of net investment income...          (48,282)             --       (980,012)           --            --      (157,307)
 From net realized gain on investment
  transactions........................          (80,063)             --             --      (409,166)           --            --
 In excess of net realized gain on
  investment transactions.............               --              --       (106,925)           --            --            --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Total distributions to unitholders...      (13,495,680)    (34,473,092)   (17,611,028)   (7,430,605)   (2,865,059)   (1,265,210)
                                       ----------------  --------------   ------------  ------------ ------------- -------------
From Unit Transactions:
 Proceeds from sale of units..........    4,632,526,155     270,324,927    165,304,632            --   101,599,800    69,500,000
 Reinvestment of dividends and
  distributions.......................        7,931,835      17,390,685      9,430,698            --            --            --
 Cost of units repurchased............   (5,039,626,380)   (800,339,049)   (88,930,101)           --      (475,709)           --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Net increase (decrease) in net
  assets from unit transactions.......     (399,168,390)   (512,623,437)    85,805,229            --   101,124,091    69,500,000
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Total increase (decrease)............     (399,240,416)   (528,152,695)    70,376,511    (6,411,772)   97,380,281    68,866,702
Net Assets:
 Beginning of year....................      616,229,281   1,122,483,856    213,509,909   133,966,353            --            --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 End of year.......................... $    216,988,865  $  594,331,161   $283,886,420  $127,554,581 $  97,380,281 $  68,866,702
                                       ================  ==============   ============  ============ ============= =============
Accumulated undistributed
 (distributions in excess of)
  net investment income............... $        (48,282) $      375,981   $   (971,373) $    565,617 $     498,404 $    (155,599)
                                       ================  ==============   ============  ============ ============= =============
Summary of Unit Transactions:
 Units sold...........................    4,632,526,155      27,232,221     16,491,479            --    10,159,980     6,950,000

 Reinvestment of dividends and
  distributions.......................        7,931,835       1,759,454        958,468            --            --            --

 Units repurchased....................   (5,039,626,380)    (80,790,850)    (9,011,149)           --       (50,000)           --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Increase (decrease) in units
  outstanding.........................     (399,168,390)    (51,799,175)     8,438,798            --    10,109,980     6,950,000
                                       ================  ==============   ============  ============ ============= =============

         /(a)/ For the periods from February 15, 1994 and May 23, 1994,
               (commencement of operations for the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), respectively) to August 31, 1994.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                Income from                  Distributions to
                                           investment operations                unitholders
                                           --------------------- ---------------------------------------

                                                                                       From
                                     Net                                       In      net       Net
                                    asset               Net         From     excess    real-    asset
                                   value at   Net     realized       net     of net    ized     value
                                    begin-   invest-   gain on     invest-   invest-  gain on    at
                                    ning of   ment     invest-      ment      ment    invest-   end of     Total
                                    period   income    ments/(a)/  income    income    ments    period    return/(b)/
                                  --------- --------- ---------- --------- --------- --------- --------- ------------
Year ended:     8/31/95.........   $1.00    $0.0555   $   --     $(0.0553) $   --    $   --     $1.00       5.56%
                8/31/94.........    1.00     0.0329     0.0002    (0.0342)  (0.0001)  (0.0002)   1.00       3.50
                8/31/93.........    1.00     0.0305     0.0004    (0.0305)     --     (0.0005)   1.00       3.14
                8/31/92.........    1.00     0.0416     0.0008    (0.0416)     --     (0.0007)   1.00       4.39
                8/31/91.........    1.00     0.0641       --      (0.0641)     --        --      1.00       6.93
                8/31/90.........    1.00     0.0824       --      (0.0824)     --        --      1.00       8.58
                8/31/89.........    1.00     0.0899       --      (0.0899)     --        --      1.00       9.28
5/17/88/(c)/ to 8/31/88.........    1.00     0.0214       --      (0.0214)     --        --      1.00       7.40/(d)/
                                                                      Ratio information
                                                                     assuming no waiver
                                                                     of fees or expense
                                                                       reimbursements
                                                                   ------------------------
                                               Ratio of
                                                 net
                                               invest-
                                                 ment      Net                    Ratio of
                                   Ratio of    income     assets                    net
                                     net         to       at end     Ratio of    investment
                                   expenses    average      of      expenses to    income
                                  to average     net      period   average net   to average
                                  net assets    assets    (000's)    assets      net assets
                                  ----------  ---------- --------- ------------  ----------
Year ended:     8/31/95.........   0.20%       5.55%     $382,096     0.33%       5.42%
                8/31/94.........   0.25        3.29       216,989     0.34        3.20
                8/31/93.........   0.25        3.05       616,229     0.33        2.97
                8/31/92.........   0.25        4.16       864,924     0.29        4.12
                8/31/91.........   0.25        6.41       654,977     0.25        6.41
                8/31/90.........   0.25        8.24       258,304     0.25        8.24
                8/31/89.........   0.25        8.99       167,331     0.25        8.99
5/17/88/(c)/ to 8/31/88.........   0.25/(d)/   7.27/(d)/  106,739     0.25/(d)/   7.27/(d)/

/(a)/ May include balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/ Commencement of operations.
/(d)/ Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                Income from                  Distributions to
                                           investment operations                unitholders
                                           --------------------- ---------------------------------------

                                                        Net
                                                      realized                         From    In excess
                                     Net                 and                   In       net     of net     Net
                                    asset              unreal-      From     excess    real-     real-    asset
                                   value at   Net     ized gain      net     of net    ized      ized     value
                                    begin-   invest-  (loss) on    invest-   invest-  gain on   gain on    at
                                    ning of   ment     invest-      ment      ment    invest-   invest-   end of    Total
                                    period   income    ments/(a)/  income    income    ments     ments    period   return/(b)/
                                  --------- --------- ---------- --------- --------- --------- --------- --------- -----------
Year ended:     8/31/95..........  $ 9.78   $0.5515   $(0.0011)  $(0.5582) $(0.0122)   $  --    $  --     $ 9.76     5.82%
                8/31/94..........    9.97    0.4286    (0.1974)   (0.4212)     --         --       --       9.78     2.33
                8/31/93..........   10.03    0.4641    (0.0599)   (0.4630)  (0.0012)      --       --       9.97     4.06
                8/31/92..........   10.00    0.5588     0.0311    (0.5594)     --         --       --      10.03     6.68
7/10/91/(d)/ to 8/31/91..........   10.00    0.0873    (0.0016)   (0.0857)     --         --       --      10.00     7.02/(e)/
                                                                                 Ratio information
                                                                                assuming no waiver
                                                                                of fees or expense
                                                                                  reimbursements
                                                                              ------------------------
                                               Ratio of
                                                 net
                                               invest-
                                                 ment                Net                    Ratio of
                                   Ratio of    income     Port-     assets                    net
                                     net         to       folio     at end     Ratio of    investment
                                   expenses    average    turn-       of      expenses to    income
                                  to average     net      over       period   average net  to average
                                  net assets    assets    rate/(c)/ (000's)     assets     net assets
                                  ----------  ---------- --------- ---------- ----------- ------------
Year ended:     8/31/95..........    0.34%      5.65%      70.58%  $  529,659    0.34%       5.65%
                8/31/94..........    0.35       4.25       42.27      594,331    0.37        4.23
                8/31/93..........    0.34       4.58       67.38    1,122,484    0.47        4.45
                8/31/92..........    0.36       5.91      195.53    1,153,410    0.59        5.68
7/10/91/(d)/ to 8/31/91..........    0.48/(e)/  7.16/(e)/   3.56       94,139    0.73/(e)/   6.91/(e)/

/(a)/  Includes balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  May include effect of mortgage dollar roll transactions.
/(d)/  Commencement of operations.
/(e)/  Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                           Income from                  Distributions to
                                      investment operations                unitholders
                                      --------------------- ---------------------------------------
                                                   Net
                                                 realized                       In excess
                                Net                 and                   In     of net               Net
                               asset              unreal-      From     excess    real-              asset
                              value at   Net     ized gain      net     of net    ized               value
                               begin-   invest-  (loss) on    invest-   invest-  gain on     From      at
                               ning of   ment     invest-      ment      ment    invest-   paid-in   end of    Total
                               period   income    ments/(a)/  income    income    ments    capital   period   return/(b)/
                             --------- --------- ---------- --------- --------- --------- --------- --------- -----------
Year ended:     8/31/95 ..... $  9.62    $0.6075   $0.1539   $(0.6075) $(0.0175) $  --     $(0.0164) $ 9.74      8.20%
                8/31/94 .....   10.13     0.5533   (0.4530)   (0.5719)  (0.0340)  (0.0044)     --      9.62      1.00
10/9/92/(d)/ to 8/31/93 .....   10.00     0.4895    0.1144    (0.4702)     --        --        --     10.13      6.27

                                                                            Ratio information
                                                                           assuming no waiver
                                                                           of fees or expense
                                                                             reimbursements
                                                                         ------------------------
                                          Ratio of
                                            net
                                          invest-
                                            ment                Net                    Ratio of
                              Ratio of    income     Port-     assets                    net
                                net         to       folio     at end     Ratio of    investment
                              expenses    average    turn-       of      expenses to    income
                             to average     net      over       period   average net  to average
                             net assets    assets    rate/(c)/ (000's)     assets     net assets
                             ----------  ---------- --------- ---------- ----------- ------------
Year ended:     8/31/95 .....   0.26%       6.36%     130.98%  $264,409      0.32%       6.30%
                8/31/94 .....   0.28        5.66      188.58    283,886      0.29        5.65
10/9/92/(d)/ to 8/31/93 .....   0.33/(e)/   5.64/(e)/ 146.24    213,510      0.38/(e)/   5.59/(e)/


/(a)/  Includes balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  May include effect of mortgage dollar roll transactions.
/(d)/  Commencement of operations.
/(e)/  Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                          TARGET MATURITY PORTFOLIOS
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                               Income from                           Distributions to
                                            investment operations                       unitholders
                                          --------------------------  -----------------------------------------------

                                                          Net
                                                        realized                               From      In excess
                                 Net                      and                         In        net       of net
                                asset                    unreal-        From        excess      real-      real-
                               value at       Net       ized gain        net        of net      ized       ized
                                begin-      invest-     (loss) on       invest-     invest-    gain on    gain on
                                ning of      ment        invest-         ment        ment      invest-    invest-
                                period      income      ments/(a)/      income      income      ments      ments
                              ----------  ----------  --------------  ----------  ----------  ---------  ---------
                                                 Target Maturity Portfolio (1996)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ...... $  9.55     $ 0.6089     $(0.0092)      $(0.5648)   $   --      $   --    $   --
                8/31/94 ......   10.03       0.5750      (0.4983)       (0.5261)       --       (0.0306)     --
7/1/93/(e)/ to  8/31/93 ......   10.00       0.0774       0.0375        (0.0774)    (0.0075)       --        --

                                                Target Maturity Portfolio (Feb 97)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ......    9.63       0.6674       0.0261        (0.6135)       --          --        --
2/15/94/(e)/ to 8/31/94 ......   10.00       0.3313      (0.4189)       (0.2824)       --          --        --

                                                Target Maturity Portfolio (May 97)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ......    9.91       0.6674       0.0673        (0.6547)       --          --        --
5/23/94/(e)/ to 8/31/94 ......   10.00       0.1594      (0.0674)       (0.1594)  (0.0226)         --        --

                                                                                          Ratio of
                                                                                            net
                                                                                           invest-
                                                Net                                         ment                       Net
                                               asset                        Ratio of       income      Port-          assets
                               Addi-           value                           net           to        folio          at end
                               tional            at                          expenses      average      turn            of
                               paid-in         end of       Total           to average       net        over           period
                             capital/(b)/      period      return/(c)/      net assets      assets      rate/(d)/      (000's)
                           ----------------  ----------  ---------------  --------------  ----------  -------------  -----------
                                                 Target Maturity Portfolio (1996)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....  $0.0051         $ 9.59         6.51%            0.39%         6.40%       183.93%       $127,529
                8/31/94 .....     --             9.55         0.81             0.38          5.89        232.92         127,555
7/1/93/(e)/ to  8/31/93 .....     --            10.03         1.19             0.43/(f)/     4.56/(f)/   143.44         133,966

                                                Target Maturity Portfolio (Feb 97)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....     --             9.71         7.48             0.41          6.94        171.98          95,221
2/15/94/(e)/ to 8/31/94 .....     --             9.63        (0.83)            0.42/(f)/     6.30/(f)/   156.03          97,380

                                                Target Maturity Portfolio (May 97)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....     --             9.99         7.70             0.45          6.77        147.76          63,459
5/23/94/(e)/ to 8/31/94 .....     --             9.91         0.92             0.48/(f)/     5.80/(f)/    74.68          68,867

/(a)/ Includes balancing effect of calculating per share amounts.
/(b)/ See Note 9.

/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no redemption fee. For the Target Maturity Portfolios, total return would be reduced if a redemption fee were taken into account.

/(d)/ May include effect of mortgage dollar roll transactions.
/(e)/ Commencement of operations.
/(f)/ Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1995


1.   Organization

     Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of six diversified portfolios: the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97). Units of the Fund are offered for sale solely to state and federally chartered credit unions. Unless extended by appropriate action of the Fund's Board of Trustees and by the unitholders, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (the "Target Maturity Portfolios"), will be liquidated on or about June 30, 1996, February 18, 1997 and May 15, 1997, respectively, (the "Termination Date"), at which time, all units of these Portfolios that are outstanding as of the close of business on the respective Termination Date will be redeemed by the Fund at their net asset value.

2.   Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry:

   A.  Investment Valuation
   ------------------------
     For the Government Securities Portfolio, Mortgage Securities Portfolio, and Target Maturity Portfolios, investments in mortgage backed and asset backed obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Fund's valuation procedures. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios are valued at amortized cost which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

   B.  Security Transactions and Investment Income
   -----------------------------------------------
     Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio and the Target Maturity Portfolios amortize market discounts and premiums on certain mortgage backed securities and treasury obligations.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


     For the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified in interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

   C.  Federal Taxes
   -----------------

     It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital. During the year ended August 31, 1995, the Mortgage Securities Portfolio distributed approximately $406,506 from paid-in capital resulting from distributions in excess of accumulated tax earnings and profits.

     As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carry forward for U.S. Federal tax purposes:


             Portfolio                         Amount                   Years of Expiration
  -------------------------------    --------------------------    -----------------------------
  Government Securities.........             $15,330,000                   1999 - 2002
  Mortgage Securities...........               9,554,000                   2001 - 2003
  Target Maturity (1996)........               6,987,000                      1996*
  Target Maturity (Feb 97)......               4,476,000                      1997*
  Target Maturity (May 97)......                 661,000                      1997*

  * Represents earlier of Termination Date of portfolio or actual expiration date of capital loss carry forward.

     These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


   D.  Deferred Organization Expenses
   ----------------------------------
     Organization-related costs are being amortized on a straight-line basis over a period of five years for the Government Securities and Mortgage Securities Portfolios, and over three years for the Target Maturity Portfolios.

   E.  Expenses
   ------------
     Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.   Agreements

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:


          Portfolio                       Asset levels                Fee
-----------------------------      ---------------------------     ---------
Money Market................       up to $300 million                0.20%
                                   in excess of $300 million         0.15%
Government Securities.......       all                               0.20%
Mortgage Securities.........       all                               0.20%
Target Maturity Portfolios..       up to $75 million                 0.25%
                                   in excess of $75 million          0.20%

     During the fiscal year ended August 31, 1995, Goldman Sachs voluntarily agreed to waive varying levels of the advisory fees incurred by the Money Market Portfolio and Mortgage Securities Portfolio amounting to $109,898 and $140,912, respectively. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                August 31, 1995


     Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 37 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                              Portfolio               Fee
                    -----------------------------  ---------
                    Money Market................     0.10%
                    Government Securities.......     0.10%
                    Mortgage Securities.........     0.05%
                    Target Maturity Portfolios..     0.05%

     During the fiscal year ended August 31, 1995, CUFSLP voluntarily agreed to waive varying levels of the administration fees incurred by the Money Market Portfolio amounting to $163,831.

     Through June 30, 1995, Goldman Sachs agreed to reimburse all expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio, other than fees payable under the Administration Agreement and the Advisory Agreement. Effective July 1, 1995, CUFSLP has agreed that to the extent the total annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Operating Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such Operating Expenses of the Money Market Portfolio. For the two months ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP under this agreement.

     The Government Securities Portfolio bears the fees payable under the Administration Agreement and the Advisory Agreement as well as other expenses incurred in its operations. Effective January 1, 1993, and until further notice, CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary operating expenses of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP or Goldman Sachs under this agreement.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


     Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. During the fiscal year ended August 31, 1995, neither received any compensation for this service.

4.   Investment Transactions

     Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) , for the fiscal year ended August 31, 1995, were as follows ($ in thousands):


                                                                              Target             Target           Target
                                          Government       Mortgage          Maturity           Maturity         Maturity
                                          Securities       Securities        Portfolio          Portfolio        Portfolio
                                          Portfolio        Portfolio          (1996)            (Feb 97)         (May 97)
                                       ---------------  ---------------   ---------------   ---------------   ---------------
Purchases of U.S. Government
  and agency obligations.............      $318,764         $221,489          $176,144          $115,750          $67,667

Purchases (excluding U.S.
  Government and agency
  obligations).......................            --          115,304            66,399            41,612           25,555

Sales or maturities of U.S.
  Government and agency
  obligations........................       387,871          285,122           185,048           148,654           85,884

Sales or maturities (excluding U.S.
 Government and agency
 obligations)........................            --           39,573            30,174             4,220           13,306

5.   Repurchase Agreements

     During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at sub-custodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


6.   Joint Repurchase Agreement Accounts

     The portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

     As of August 31, 1995, the Money Market Portfolio had a 2.85% undivided interest in the repurchase agreements in the following joint account which equaled $102,300,000 in principal amount. As of August 31, 1995, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows ($ in thousands):


                                                                                    Principal   Interest     Maturity     Amortized
                                                                                     Amount       Rate         Date         Cost
                                                                                     ------     --------     --------     ---------
Bear Stearns Companies, dated 08/31/95, repurchase price $500,081 (U.S.
  Treasury Interest-Only Strips:  $510,834, 05/15/98-08/15/01)..................    $500,000      5.85%      09/01/95    $  500,000
Chase Securities, dated 08/31/95, repurchase price $620,100 (U.S. Treasury
  Notes: $632,404, 3.88-9.25%, 09/30/95-07/31/98)...............................     620,000      5.83       09/01/95       620,000
Daiwa Securities, Inc., dated 08/31/95, repurchase price $350,057 (U.S. Treasury
  Bill: $357,000, 11/30/95).....................................................     350,000      5.84       09/01/95       350,000
First Boston Corp., dated 08/31/95, repurchase price $300,049 (U.S. Treasury
  Bills: $306,709, 11/02/95-05/02/96)...........................................     300,000      5.82       09/01/95       300,000
Goldman, Sachs & Co., dated 08/31/95, repurchase price $200,033 (U.S. Treasury
  Notes: $142,179, 4.00-8.88%, 01/31/96-11/15/01) (U.S. Treasury Interest-Only
  Strips: $26,825, 11/15/96-05/15/99) (U.S. Treasury Principal-Only Strips:
  $34,996, 11/15/96-08/15/00)...................................................     200,000      5.92       09/01/95       200,000
J.P. Morgan Securities, Inc., dated 08/31/95, repurchase price $300,049 (U.S.
  Treasury Notes: $305,666, 7.75-15.75%, 02/15/99-11/15/01).....................     300,000      5.90       09/01/95       300,000
Smith Barney, Inc., dated 08/31/95, repurchase price $422,168 (U.S. Treasury
  Notes: $417,011, 5.88-8.50%, 07/31/96-04/30/00) (U.S. Treasury Interest-Only
  Strip: $4,069, 05/15/99) (U.S. Treasury Principal-Only Strip: $9,463,
  02/15/96).....................................................................     422,100      5.84       09/01/95       422,100
Swiss Bank Corp., dated 08/31/95, repurchase price $725,118 (U.S. Treasury
  Bills: $153,523, 09/07/95-08/22/96) (U.S. Treasury Notes: $585,983,
  3.88-9.25%, 09/30/95-07/31/00)................................................     725,000      5.84       09/01/95       725,000
Union Bank of Switzerland Securities, Inc., dated 08/31/95, repurchase price:
  $175,028 (U.S. Treasury Notes: $178,742, 7.38-7.75%, 11/15/97-01/31/00).......     175,000      5.83       09/01/95       175,000
                                                                                                                         ----------
    Total Joint Repurchase Agreement Account....................................                                         $3,592,100
                                                                                                                         ==========

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                August 31, 1995


     As of August 31, 1995, the Money Market, Government Securities, Mortgage Securities and Target Maturity (1996) Portfolios had a 7.60%, 3.01%, 0.26%, and 0.29% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $100,000,000, $39,600,000, $3,400,000 and $3,800,000 in principal amount, respectively. As of August 31, 1995, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows ($ in thousands):

                                                                                     Principal   Interest   Maturity    Amortized
                                                                                      Amount       Rate       Date         Cost
                                                                                      ------     --------   --------    ---------
Daiwa Securities, Inc., dated 08/31/95, repurchase price $400,065 (U.S. Treasury
  Bill:  $408,000, 11/30/95).......................................................  $400,000      5.84%    09/01/95   $   400,000
Salomon Brothers, Inc., dated 08/31/95, repurchase price $701,714 (U.S. Treasury
  Bills: $97,305, 11/16/95-07/25/96) (U.S. Treasury Notes: $46,277, 4.25-8.50%,
  05/15/96-04/15/00) (U.S. Treasury Interest-Only Strips: $361,286, 02/15/96-
  05/15/01) (U.S. Treasury Principal-Only Strips:  $210,569, 08/15/97-11/15/00)....  701,600       5.84     09/01/95       701,600
Union Bank of Switzerland Securities, Inc., dated 08/31/95, repurchase price
  $215,035, (U.S. Treasury Bill: $2,922, 02/22/96) (U.S. Treasury Notes: $215,431,
  5.38-12.38%, 05/31/98-05/15/04)..................................................  215,000       5.83     09/01/95       215,000
                                                                                                                        ----------
     Total Joint Repurchase Agreement Account........................................................................   $1,316,600
                                                                                                                        ==========

7.   Redemption Units

     Unitholders of the Target Maturity Portfolios who redeem their units prior to the respective Termination Date will be charged a redemption fee equal to
 .50% of the net asset value of the redeemed units at the time of the redemption. The redemption fee is not a sales charge, but is kept by the respective portfolio for the benefit of continuing unitholders.

8.   Certain Reclassifications

     In accordance with Statement of Position 93-2, the Mortgage Securities, Target Maturity (1996), Target Maturity (Feb 97) and Target Maturity (May 97) portfolios have reclassified $415,145, $13,087, $3,490 and $1,412, respectively, which represents a reduction in paid-in capital and an increase in accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the respective portfolio and are designed to present such portfolio's capital accounts on a tax basis.

9.   Other Matters

     During the fiscal year ended August 31, 1995, Goldman Sachs contributed additional paid-in capital to the Target Maturity Portfolio (1996) as reflected in the accompanying Statements of Changes in Net Assets.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

                               [LOGO OF TRUST FOR CREDIT UNIONS APPEARS HERE]


                                        Trustees
                                        John L. Ostby, Chairman
                                        Rudolf J. Hanley, Vice-Chairman
                                        Gene R. Artemenko
                                        James C. Barr
                                        Edgar F. Callahan
                                        Robert M. Coen
                                        John T. Collins
                                        Thomas S. Condit
                                        Wendell A. Sebastian

                                        Officers
                                        Marcia L. Beck
                                        President

                                        Charles W. Filson
                                        Vice President

                                        John W. Mosior
                                        Vice President

                                        Nancy L. Mucker
                                        Vice President

                                        Pauline Taylor
                                        Vice President

                                        Scott M. Gilman
                                        Treasurer

                                        Michael J. Richman
                                        Secretary

                                        William F. Connors
                                        Assistant Secretary

                                        Howard B. Surloff
                                        Assistant Secretary

                                        Administrator
                                        Callahan Credit Union Financial Services
                                        Limited Partnership

                                        Investment Advisor
                                        Goldman Sachs Asset Management,
                                        a separate operating division
                                        of Goldman, Sachs & Co.

                                        Transfer Agent
                                        Goldman, Sachs & Co.

                                        Distributors
                                        Callahan Financial Services, Inc.
                                        Goldman, Sachs & Co.


[LOGO OF GOLDMAN SACHS APPEARS HERE]

TCUANN95

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                                     TRUST
                                     -----

                               for Credit Unions






                                   Prospectus

                             December 1, 1995

                     TARGET MATURITY PORTFOLIO (1996)
                      TARGET MATURITY PORTFOLIO (Feb 1997)
                      TARGET MATURITY PORTFOLIO (May 1997)

                            TRUST FOR CREDIT UNIONS

                     TARGET MATURITY PORTFOLIO (1996)
                      TARGET MATURITY PORTFOLIO (FEB 97)
                      TARGET MATURITY PORTFOLIO (MAY 97)

                               ---------------

  Trust for Credit Unions (the "Fund") is an open-end diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions. This Prospectus relates solely to the offering of units of the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (individually, a "Portfolio" and collectively, the "Portfolios").

  The objective of each Portfolio is to achieve a high level of current income and to return $10 per unit (the initial public offering price) to investors on or about the third anniversary of its commencement date for the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (June 30, 1996, February 18, 1997 and May 15, 1997, respectively). There can be no assurance that a Portfolio will attain its investment objective. The Portfolios invest primarily in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises and in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). Units of each Portfolio are designed to qualify as eligible investments for federally chartered credit unions, but may or may not qualify as eligible investments for particular state chartered credit unions.

  Goldman, Sachs & Co., through Goldman Sachs Asset Management, a separate operating division, serves as the Fund's investment adviser. Goldman, Sachs & Co. also serves as the Fund's transfer agent. Callahan Credit Union Financial Services Limited Partnership serves as the Fund's administrator. Callahan Financial Services, Inc., the general partner of Callahan Credit Union Financial Services Limited Partnership, and Goldman, Sachs & Co. serve as the Fund's co-distributors.

  The Fund's initial public offering for the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) closed on June 30, 1993, February 15, 1994 and May 20, 1994, respectively. The Fund's co-distributors may solicit orders for units of each of the Portfolios during a subsequent subscription period at some future date, but presently do not expect to do so.

  This Prospectus dated December 1, 1995, which sets forth concisely the information about the Portfolios that a prospective investor ought to know before investing, should be retained for future reference. A Statement of Additional Information (the "Additional Statement") dated the same date, containing further information about each Portfolio which may be of interest to investors, has been filed with the Securities and
                                                  (Continued on following page)

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(Continued from previous page)

Exchange Commission (the "SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman, Sachs & Co. or Callahan Credit Union Financial Services Limited Partnership by calling the applicable telephone number listed below.

GOLDMAN, SACHS & CO.               Toll Free.......................800-342-5828
                                                                 (800-DIAL-TCU)
Advisor and Co-Distributor

One New York Plaza

New York, New York 10005


CALLAHAN CREDIT UNION FINANCIAL    Toll Free.......................800-237-5678
SERVICES LIMITED PARTNERSHIP
Administrator
c/o Callahan Financial Services, Inc.
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504


CALLAHAN FINANCIAL SERVICES, INC.  Toll Free.......................800-237-5678
Co-Distributor
1001 Connecticut Ave., N.W., Suite 1022
Washington, D.C. 20036-5504

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS.................................................................   1
FEES AND EXPENSES..........................................................   6
FINANCIAL HIGHLIGHTS.......................................................   7
INVESTMENT OBJECTIVE.......................................................   8
DESCRIPTION OF INVESTMENTS.................................................   9
OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS......................  16
REPORTS TO UNITHOLDERS.....................................................  20
PURCHASE OF UNITS..........................................................  20
REDEMPTION OF UNITS........................................................  21
INCOME.....................................................................  22
NET ASSET VALUE............................................................  23
TAXES......................................................................  23
MANAGEMENT.................................................................  24
PERFORMANCE AND YIELD INFORMATION..........................................  26
ADDITIONAL INFORMATION.....................................................  27

                      (This Page Intentionally Left Blank)

                                  HIGHLIGHTS

INTRODUCTION

  Each of the Portfolios is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered solely to state and federally chartered credit unions. Units of each Portfolio are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules ("NCUA") and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of each Portfolio qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Units of each Portfolio, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether a Portfolio is a permissible investment under the laws applicable to it.

INVESTMENT OBJECTIVE                                              Pages 8 and 9

  The Portfolios seek to achieve a high level of current income by investing in obligations authorized under the Federal Credit Union Act and to return $10 per unit (the initial public offering price) to investors on or about the following dates: Target Maturity Portfolio (1996)-June 30, 1996, Target Maturity Portfolio (Feb 97)-February 18, 1997 and Target Maturity Portfolio (May 97)-May 15, 1997, respectively. Under normal circumstances, each Portfolio will invest primarily (i.e., at least 65% of its assets) in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises and in privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO. These securities will include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. Each Portfolio may also invest in (a) other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises, (b) repurchase agreements pertaining thereto and (c) certain short-term obligations (as specified in "Description of Investments--Short-Term Obligations").

  Although the Portfolios may purchase securities of any maturity, each Portfolio will seek to attain its objective to return $10 per unit by (1) preserving capital through active portfolio management, including the purchase and sale of securities to change each Portfolio's option-adjusted duration (see "Description of Investments--Other Portfolio Management Policies") and
(2) reducing, over time, the price sensitivity of each Portfolio to changes in interest rates in light of expected cash flows and mortgage prepayments under different interest rate scenarios. Each Portfolio will seek to achieve a high level of income through the active management of its assets in relation to market conditions, interest rate changes and the remaining term of each Portfolio. No assurance can be given that each Portfolio will achieve its investment objective.

PURCHASE OF UNITS                                                       Page 20

  Purchase of units of each Portfolio may be made only by Federal Reserve wire. The minimum investment by an investor is $1,000,000. If, however, an investor is a unitholder in the Fund's other investment portfolios at the time of purchase, the amount of minimum investment will be reduced by the value of the investor's holdings in the other portfolios up to a maximum reduction of $500,000.

  Orders for Portfolio units received before 4:00 p.m., New York time, on a Business Day earn income commencing the next Business Day provided that federal funds have been received by such next Business Day.

REDEMPTION OF UNITS                                             Pages 21 and 22

  All units of a Portfolio that are outstanding on the Termination Date (as defined below) will be redeemed by the Fund without a redemption fee at their net asset value (which is targeted to be approximately $10) as of the close of business on the Termination Date of a Portfolio, and each Portfolio will be liquidated without further unitholder action. The Termination Dates of the respective Portfolios will occur on or about June 30, 1996 for the Target Maturity Portfolio (1996), February 18, 1997 for Target Maturity Portfolio (Feb 97) and May 15, 1997 for Target Maturity Portfolio (May 97). Investors may also redeem units at any time before the Portfolio's Termination Date at their net asset value next determined after a request has been received by the Fund, less a redemption fee for early withdrawal equal to .50% of the net asset value of the redeemed units at the time of redemption. The redemption fee is not a sales charge, but is kept by a Portfolio for the benefit of its unitholders. The purpose of the fee is to offset costs a Portfolio may incur (for example in connection with the liquidation of portfolio securities) in order to make payment in cash to a redeeming unitholder. Redemption requests received before 4:00 p.m., New York time, normally provide federal funds on the next Business Day (as defined under "Additional Information") to the unitholder's designated account.

INCOME AND CAPITAL GAINS DISTRIBUTION POLICY
                                                           Pages 22 and 23

  Dividends from net investment income will be declared daily and paid monthly by each Portfolio in cash by Federal Reserve wire unless an election is made to invest dividends in units of the Fund's Money Market Portfolio on the last calendar day of each month. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of each Portfolio's net investment income. From time to time, in order to stabilize the monthly rate of distribution to unitholders and to enhance stability of principal, a portion of such dividends may constitute a return of capital. Each Portfolio intends that net realized capital gains, if any, after offset by any available capital loss carryforwards from prior fiscal years, will be declared as a dividend at least annually. Dividends payable to unitholders with respect to net investment income and capital gains, if any, will be paid in cash unless an election is made to invest dividends in units of the Fund's Money Market Portfolio at net asset value on the payment date.

NET ASSET VALUE                                                         Page 23

  The net asset value per unit of each Portfolio is determined by dividing the excess of the market value of all securities and other assets over liabilities by the number of units outstanding. Each Portfolio's net asset value per unit will fluctuate as the value of such Portfolio's assets changes in response to changing market rates of interest, principal prepayments and other factors. All units of a Portfolio that are outstanding on its Termination Date will be redeemed at net asset value as of the close of business on such Termination Date, which is targeted to be approximately $10.

INVESTMENT ADVISER
                                                           Pages 24 and 25

  Goldman, Sachs & Co., one of the largest international investment banking and brokerage firms in the United States, serves as the Fund's investment adviser and also provides certain administrative services. Goldman, Sachs & Co. provides its advisory services through Goldman Sachs Asset Management ("GSAM"), a separate operating division.

ADMINISTRATOR
                                                           Pages 25 and 26

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), a Delaware limited partnership in which 37 major credit unions are limited partners, acts as the administrator of the Fund. In this capacity, CUFSLP periodically reviews the performance of the investment adviser, the transfer agent, the co-distributors and the custodian of the Fund and provides other administrative services to the Fund.

DISTRIBUTORS
                                                                   Page 26

  Callahan Financial Services, Inc. ("CFS"), the general partner of CUFSLP, and Goldman, Sachs & Co. serve as co-distributors of units in the Portfolios.

RISK FACTORS

  Although each Portfolio's objective is to return $10 per unit (the initial public offering price) to investors on its Termination Date, there is no assurance that this objective will be achieved. In particular, while each Portfolio will seek to reduce, over time, its price sensitivity to interest rates, each Portfolio will purchase securities with maturities that fall after the Termination Date, and it is possible that a Portfolio will realize capital losses that are not offset by capital gains on the dispositions of securities held by it. If a Portfolio realizes any capital losses on dispositions of securities that are not offset by capital gains on dispositions of other securities, a Portfolio may be unable to distribute to its unitholders on the Termination Date an amount equal to approximately $10 per unit then outstanding. In addition, the timing of the realization of any such capital gains or capital losses, and the possibility that a Portfolio may be required to distribute all or a portion of any such capital gains prior to the Termination Date, may adversely affect the ability of a Portfolio to distribute an amount equal to approximately $10 per unit on the Termination Date, as well as the level of income earned by a Portfolio during its term.

  Each Portfolio's ability to attain its investment objective will depend, in part, on the success of the investment adviser's investment and hedging strategies, on future interest rate trends, and on developments in the market for mortgage-related securities. For example, a decline in market rates of interest, or an increase in prepayments on mortgage-related securities held by a Portfolio, may have an adverse effect on the income earned and dividends paid by that Portfolio. In addition, operating results will depend upon the availability of opportunities for the investment of each Portfolio's assets. In this regard, the universe of suitable investments for each Portfolio will be more limited than that for many other investment companies because of each Portfolio's policy to limit its price sensitivity to interest rates and to terminate on the Termination Date, and each Portfolio's income and dividends may decline in the last year of its term for these reasons. As a result of each Portfolio's active management techniques, the Portfolios expect to experience a high portfolio turnover rate. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by its unitholders. For a further discussion of the implications of a high portfolio turnover rate, see "Other Portfolio Management Policies."

  Furthermore, because the co-distributors do not expect to offer additional Portfolio units and because units may be redeemed by investors at any time during the term of each Portfolio, it is expected that the number of outstanding Portfolio units could decrease before its Termination Date. The redemption of units could increase the per unit expenses of the remaining investors and adversely affect both a Portfolio's performance and the investments of the remaining unitholders. Unitholder redemptions may also require the investment adviser to sell portfolio securities that it would otherwise keep in a Portfolio and to realign the remaining securities in the Portfolio in light of the Portfolio's objective resulting in increased expenses and lower performance. It is possible that the costs incurred by a Portfolio in liquidating portfolio securities to meet redemption requests will exceed the Portfolio's redemption fee for early withdrawal and that remaining unitholders will, in this respect, also be adversely affected.

  Each Portfolio's investments are interest rate sensitive, and their yields will depend on a variety of factors including general market conditions for the investments, the financial condition of the issuers involved, the size of the particular offerings and the maturity, credit quality and rating of the particular securities. Generally, the longer the maturity of a security, the higher its yield and the greater its volatility. The market value of securities held by a Portfolio (and consequently, a Portfolio's net asset value) will generally decline during periods of increasing interest rates, and increase during periods of declining interest rates (although many mortgage-related securities will generally have less potential for capital appreciation during periods of declining rates than other debt securities). Mortgage-related securities, in particular, typically have frequent interest and principal payments, and are subject to principal prepayments. As a result, mortgage-related securities may be less effective than other types of debt securities as a means of "locking in" interest rates. Moreover, the rate of principal prepayments will frequently accelerate during periods of declining interest rates. As a result, when a Portfolio reinvests amounts representing scheduled and unscheduled payments of principal, it may receive a lower rate of interest.

  In addition, there can be no assurance that the date of subsequent sales (if any) of a Portfolio's units, will occur at a time when market and interest-rate conditions are favorable with respect to the types of mortgage-related securities in which each Portfolio will invest. Investments by the Portfolios during unfavorable conditions will adversely affect the Portfolio's investment performance.

  Each Portfolio's policy of investing primarily in mortgage-related securities will have the effect of increasing the Portfolio's exposure to the risks associated with such securities and may cause the net asset value of the Portfolio to fluctuate more than if the Portfolio invested in other types of securities. Privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises but such securities are generally structured with one or more types of credit enhancement such as guarantees, subordination, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In addition, although the Portfolios treat each mortgage-related portfolio as a separate issuer, concentration in issues of mortgage-related securities within the same master trust, sponsored by the same sponsor or serviced by the same servicer may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the securityholders on a periodic basis. Upon insolvency of the servicer, the securityholders may be at risk with respect to collections received by the servicer but not yet delivered to the securityholders. In addition, a sponsor's transfer of assets to a trust or other pooling vehicle may not represent a true sale and, upon insolvency of the sponsor, the securityholders of the trust or other pool may be at risk with respect to the assets transferred to the trust or pool by the sponsor.

  Some mortgage-related securities acquired by each Portfolio will be issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises; however, under certain interest rate and prepayment scenarios each Portfolio may nevertheless fail to recoup fully its investment in certain of these securities. In accordance with guidelines and standards adopted by the Board of Trustees, Goldman, Sachs & Co. may determine that certain interest-only and principal-only fixed rate mortgage-backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises may not be readily marketable. If so, these securities will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The yields on a class of stripped mortgage-backed securities that receives all or most of the interest (i.e. IO's) are generally higher than the prevailing market yields on other mortgage-related securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the stripped mortgage backed securities are issued or guaranteed by the U.S. Government. Investors should be aware that investments made by each Portfolio also entail other risks. These include the possible failure of an obligor or counter-party (parties to whom a Portfolio has credit or performance exposure) to meet its commitments, adverse economic, real estate or unemployment trends, possible failure in the processing of transactions and risks associated with investments in foreign branches of U.S. banks. Each Portfolio may engage in various investment practices that involve special risks, such as repurchase agreements, securities lending and mortgage dollar rolls. As indicated, one or more of the Fund's Portfolios may, to the extent consistent with the Rules and Regulations of the National Credit Union Administration, invest in stripped mortgage-backed securities, zero coupon bonds, collateralized mortgage obligations and other multi-class mortgage-related securities which present certain risks. See "Description of Investments" and "Other Investment Practices, Policies and Restrictions" for further information.

  The involvement of Goldman, Sachs & Co., and its affiliates, partners and officers, in the investment activities and business operations of the Fund may present certain potential conflicts-of-interest, as described under "Management--Investment Adviser and Transfer Agent."

                               FEES AND EXPENSES

  The following table illustrates all expenses and fees that a unitholder of a Portfolio will incur.

                        UNITHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases..................................... None
      Sales Load Imposed on Reinvested Dividends. ........................ None
      Maximum Redemption Fee.............................................. 0.50%
      Maximum Exchange Fees............................................... None

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                                                       TMP  TMP
                                                                 TMP   FEB  MAY
                                                                 1996  97   97
                                                                 ----  ---  ---
      Investment Advisory Fee................................... .23%  .24% .25%
      Administration Fee........................................ .05%  .05% .05%
      Other Expenses............................................ .11%  .12% .15%
                                                                 ---   ---  ---
      Total Portfolio Operating Expenses........................ .39%  .41% .45%
                                                                 ===   ===  ===

  The purpose of this table is to assist investors in understanding the various expenses that an investor in a Portfolio will bear directly or indirectly. The information for the Portfolios is based on the expenses incurred during the Portfolios' last fiscal year.

  Management fees for each Portfolio consist of an investment advisory fee to Goldman, Sachs & Co. payable monthly at an annual rate equal to .25% of average daily net assets up to $75 million and .20% of average daily net assets over $75 million of the Portfolio, and an administration fee to CUFSLP payable monthly at an annual rate equal to .05% of the average daily net assets of the Portfolio. Units that are redeemed by investors before the Termination Date will be subject to a redemption fee for early withdrawal equal to .50% of the net asset value of the redeemed units. Units that are redeemed on the Termination Date are not subject to a redemption fee.

  The following example illustrates the expenses that an investor would pay on a $1,000 investment in a Portfolio over various time periods based on the information presented above assuming a 5% annual rate of return and an investment of all dividends and distributions. The first line assumes redemption at the end of each time period. The second line assumes no redemption.

                                                        TMP            TMP
                                       TMP 1996        FEB 97         MAY 97
                                    -------------- -------------- --------------
                                    1 YEAR 3 YEARS 1 YEAR 3 YEARS 1 YEAR 3 YEARS
                                    ------ ------- ------ ------- ------ -------
      Redemption Assumed...........   $9     $13    $ 9     $14    $10     $14
      No Redemption Assumed........   $4     $13    $ 4     $14    $ 5     $14
                                     ---     ---    ---     ---    ---     ---

  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown in the Table.

                             FINANCIAL HIGHLIGHTS

  The following information with respect to a unit of the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97) outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, incorporated by reference into the Additional Statement, from the Fund's annual report to unitholders for the fiscal year ended August 31, 1995 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes appearing in the Annual Report. This Annual Report also contains other performance information and is available upon request and without charge by writing to either of the addresses on the inside cover of this Prospectus.

                                     INCOME FROM                    DISTRIBUTIONS TO
                                INVESTMENT OPERATIONS                  UNITHOLDERS
                                -----------------------   ----------------------------------------
                                               NET                    IN       FROM        IN                  NET
                         NET               REALIZED AND             EXCESS     NET       EXCESS               ASSET
                        ASSET     NET       UNREALIZED    FROM NET  OF NET   REALIZED    OF NET               VALUE
                      VALUE AT  INVEST-    GAIN (LOSS)    INVEST-   INVEST-  GAIN ON    REALIZED   ADDITIONAL   AT
                      BEGINNING   MENT      ON INVEST-      MENT     MENT    INVEST-     GAIN ON    PAID-IN   END OF   TOTAL
                      OF PERIOD  INCOME      MENTS(a)      INCOME   INCOME    MENTS    INVESTMENTS CAPITAL(b) PERIOD RETURN(c)
                      --------- ---------- ------------   --------  -------  --------  ----------- ---------- ------ ---------
                                                                 TARGET MATURITY PORTFOLIO (1996)
------------------------------------------------------------------------------------------------------------------------------
Year ended: 8/31/95.    $9.55      $0.6089     $(0.0092)  $(0.5648)   $ --     $ --       $ --      $0.0051   $9.59     6.51%
8/31/94.........        10.03       0.5750      (0.4983)   (0.5261)     --   (0.0306)       --          --     9.55     0.81
7/1/93(e) to
8/31/93.........        10.00       0.0774       0.0375    (0.0774) (0.0075)     --         --          --    10.03     1.19
                                                                TARGET MATURITY PORTFOLIO (FEB 97)
------------------------------------------------------------------------------------------------------------------------------
Year end-
ed: 8/31/95.....         9.63       0.6674       0.0261    (0.6135)     --       --         --        --       9.71     7.48
2/15/94(e) to
8/31/94.........        10.00       0.3313      (0.4189)   (0.2824)     --       --         --        --       9.63    (0.83)
                                                                TARGET MATURITY PORTFOLIO (MAY 97)
------------------------------------------------------------------------------------------------------------------------------
Year end-
ed: 8/31/95.....         9.91       0.6674       0.0673    (0.6547)     --       --         --        --       9.99     7.70
5/23/94(e) to
8/31/94.........        10.00       0.1594      (0.0674)   (0.1594) (0.0226)     --         --        --       9.91     0.92


                                   RATIO OF
                                     NET
                         RATIO     INVEST-               NET
                         OF NET      MENT               ASSETS
                        EXPENSES    INCOME              AT END
                           TO         TO     PORTFOLIO    OF
                         AVERAGE   AVERAGE   TURNOVER   PERIOD
                       NET ASSETS NET ASSETS  RATE(d)  (000'S)
                       ---------- ---------- --------- --------

                            TARGET MATURITY PORTFOLIO (1996)
---------------------------------------------------------------
Year ended: 8/31/95.      0.39%      6.40%    183.93%  $127,529
8/31/94.........          0.38       5.89     232.92    127,555
7/1/93(e) to
8/31/93.........          0.43(f)    4.56(f)  143.44    133,966
                            TARGET MATURITY PORTFOLIO (FEB 97)
---------------------------------------------------------------
Year end-
ed: 8/31/95.....          0.41       6.94     171.98     95,221
2/15/94(e) to
8/31/94.........          0.42(f)    6.30(f)  156.03     97,380
                           TARGET MATURITY PORTFOLIO (MAY 97)
---------------------------------------------------------------
Year end-
ed: 8/31/95.....          0.45       6.77     147.76     63,459
5/23/94(e) to
8/31/94.........          0.48(f)    5.80(f)   74.68     68,867

--------------------------------------------------------------------------------

(a) Includes balancing effect of calculating per share amounts.

(b) See Note 9 in Annual Report.

(c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no redemption fee. For the Target Maturity Portfolios, total return would be reduced if a redemption fee were taken into account.

(d) May include effect of mortgage dollar roll transactions.

(e) Commencement of operations.

(f) Annualized.

                             INVESTMENT OBJECTIVE

INTRODUCTION

  The Fund is an open-end, diversified, management investment company (commonly known as a "mutual fund") organized on September 24, 1987 as a Massachusetts business trust. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. The Fund presently maintains six investment portfolios--the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb
97) and Target Maturity Portfolio (May 97). This Prospectus relates solely to the offering of units of three Portfolios--Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (individually, a "Portfolio" and collectively, the "Portfolios").

  The Fund is offered solely to state and federally chartered credit unions. Units of each of the Fund's investment portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules ("NCUA") and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

  Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act set forth those securities, deposits and other obligations in which federally chartered credit unions may invest. Included are mortgage-related securities, securities issued or fully guaranteed as to principal and interest by the United States Government or its agencies, instrumentalities or sponsored enterprises, accounts in specified federally insured financial institutions and other specified investments.

  The investments of the Portfolios consist exclusively of assets intended to qualify as eligible investments if owned directly by a federally chartered credit union. Units of the Portfolios, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether the units of the Portfolios are permissible investments under the laws applicable to it.

TARGET MATURITY PORTFOLIOS

  Each Portfolio seeks to achieve a high level of current income by investing in obligations authorized under the Federal Credit Union Act and to return $10 per unit (the initial public offering price) to investors on or about the following Termination Dates: Target Maturity Portfolio (1996)-June 30, 1996, Target Maturity Portfolio (Feb 97)-February 18, 1997 and Target Maturity Portfolio (May 97)-May 15, 1997.

  Each Portfolio invests exclusively in:

    --mortgage-related securities issued or guaranteed by the U.S.
     Government, its agencies, instrumentalities or sponsored enterprises and privately-issued mortgage-related securities, rated at the time of purchase, in one of the two highest rating categories by an NRSRO;

    --other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises;

    --repurchase agreements pertaining thereto; and

    --short-term obligations (as specified in "Description of Investments--
     Short-Term Obligations").

  The investment objective of each Portfolio (which is set forth in the first sentence of this section) may not be changed without the approval of the holders of a majority of the outstanding units of a Portfolio, as described under "Additional Information." Although each Portfolio is permitted to purchase securities of any maturity, each Portfolio will seek to attain its objective to return $10 per unit by (1) preserving capital through active portfolio management, including the purchase and sale of securities to change the Portfolio's option-adjusted duration (see "Description of Investments-- Other Portfolio Management Policies") and (2) reducing, over time, its price sensitivity to changes in interest rates in light of expected cash flows and mortgage prepayments under different interest rate scenarios. Each Portfolio will seek to achieve a high level of income through the active management of its assets in relation to market conditions, interest rate changes and the remaining term of the Portfolio. There can be no assurance that the objective of any Portfolio will be realized. In seeking its objective, a Portfolio may not always purchase securities offering the highest yield.

                          DESCRIPTION OF INVESTMENTS

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from payments on, mortgage loans secured by real property. These securities include both adjustable rate and fixed rate mortgage pass-through securities and collateralized mortgage obligations and other multi-class mortgage-related securities as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios will invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of mortgage-related securities that are permissible for each Portfolio.

  1. INVESTMENT CHARACTERISTICS OF MORTGAGE-RELATED SECURITIES

  In general, changes in both prepayment rates on mortgage-related securities and interest rates and the volume of transactions in Portfolio units will affect a Portfolio's return. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage-related securities, the rate of prepayment would be expected to increase. Prepayments of adjustable rate mortgage loans may also increase in a declining interest rate environment as borrowers seek to "lock-in" low rates. Conversely, if mortgage loan interest rates rise above the interest rates on outstanding mortgage loans, the rate of prepayment may be expected to decrease. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of declining interest rates, since the mortgage payments will normally be reinvested in instruments with lower yields reflecting prevailing market conditions.

  Because each Portfolio's investments are interest rate sensitive, the Portfolio's performance will depend in large part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities such as stripped mortgage-backed and certain other multiple class pass-through securities, which are discussed below.

  Generally, to the extent mortgage-related securities are purchased at a premium, a faster than anticipated rate of unscheduled principal prepayments will result in a lower than anticipated yield. On the other hand, if the securities are purchased at a discount, a faster than anticipated rate of unscheduled prepayment of principal will result in a higher than anticipated yield.

  2.  PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Privately-issued mortgage pass-through securities ("Private Mortgage Pass-Throughs") represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, mortgage bankers, savings and loan associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

  The mortgage pools underlying Private Mortgage Pass-Throughs consist of private mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential, residential multi-family and commercial properties. Private Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

  Private Mortgage Pass-Throughs generally offer a higher yield than Government Mortgage-Related Securities (as defined below) because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-related securities without insurance or guarantees may be purchased by a Portfolio if they have the required rating from an NRSRO. Although the market for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily marketable. Types of credit support are discussed further in the Additional Statement.

  3. GOVERNMENT MORTGAGE-RELATED SECURITIES

  Each Portfolio may also invest in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises ("Government Mortgage-Related Securities"). These securities include the Government National Mortgage Association ("GNMA") mortgage-backed certificates ("GNMA Certificates"), which are mortgage-backed securities of the modified pass-through type where both scheduled interest and principal payments (including prepayments) are paid monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each GNMA Certificate evidences an interest in a specific pool of mortgage loans (frequently one-to-four family residential loans) insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

  Government Mortgage-Related Securities also include securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and stockholder-owned corporation, issues pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, also a federally chartered corporation, issues pass-through securities which are guaranteed as to timely payment of interest and ultimate collection of principal by FHLMC. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  To the extent consistent with its investment objective, each Portfolio may purchase "stripped" securities issued or guaranteed by U.S. Government agencies or instrumentalities that evidence ownership in the future interest payments or future principal payments on Government Mortgage-Related Securities. Stripped mortgage-backed securities ("SMBS") are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Government Mortgage-Related Securities. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience different than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. Although the market for such securities is increasingly liquid, Goldman, Sachs & Co., in accordance with guidelines and standards adopted by the Board of Trustees, may determine that certain SMBS are not readily marketable. If so, these securities will be considered illiquid for purposes of each Portfolio's limitation on investments in illiquid securities. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other Government Mortgage-Related Securities because they are extremely sensitive to the rate of principal payments, including prepayments. Prepayments can result in a Portfolio's failure to recoup its initial investment even though the SMBS are issued or guaranteed by the U.S. Government. Consistent with the Rules and Regulations of the National Credit Union Administration, the Portfolios will purchase SMBS solely to reduce the interest rate risk of the holdings (although this policy will not reduce the risk of loss on the SMBS themselves that are held by the Portfolios), and will not purchase SMBS issued by private issuers.

 4. MULTI-CLASS MORTGAGE-RELATED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS

  Mortgage-related securities acquired by each Portfolio will include collateralized mortgage obligations and other multi-class mortgage-related securities (collectively, "CMOs") issued by FNMA, FHLMC or other mortgage-related U.S. Government agencies, instrumentalities or sponsored enterprises, as well as by private issuers. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e., payments of principal are made to two or more classes concurrently. In accordance with the Rules and Regulations of the National Credit Union Administration, unless the purchase is made solely to reduce interest rate risk or unless the instrument is a floating or adjustable rate CMO class, the Portfolios will not invest in any CMO class that meets any of the following three tests using prevailing market-interest rates and prepayment speeds: (1) the CMO class has an expected average life greater than 10 years; (2) the average life of the CMO class extends by more than 4 years assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or shortens by more than 6 years assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points; or (3) the estimated change in the price of the CMO class is more than 17% due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points. For these purposes, "average life" means the weighted average time to principal repayment, with the amount of the principal paydowns (both scheduled and unscheduled) as the weights. The expected average life and average life sensitivity test described above do not apply to a floating or adjustable rate CMO class, irrespective of whether it has been purchased to reduce interest rate risk, if (a) the interest rate is reset at least annually, (b) the interest rate is below the contractual cap of the CMO class at the time of purchase or a subsequent testing date, (c) the index upon which the interest rate is based is a widely-used market interest rate index such as the London Interbank Offered Rate (LIBOR) and (d) the interest rate of the instrument varies directly (not inversely) with the index upon which it is based and is not reset as a multiple of the change in the index. If an instrument is a floating or adjustable rate CMO class which passes the requirements described in (a) through (d) above, the Portfolios will not invest in any such floating or adjustable rate CMO class that using prevailing market-interest rates and pre-payment speeds meets the price sensitivity test listed above. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations. Although the market for CMOs is generally liquid, Goldman, Sachs & Co. may determine that certain CMOs are not readily marketable. If so, these CMOs will be considered illiquid for purposes of the Fund's limitations on investments in illiquid securities. CMOs are discussed further in the Additional Statement under "Adjustable and Fixed Rate Mortgage Loans and Mortgage-Related Securities."

OTHER GOVERNMENT SECURITIES

  Each Portfolio may acquire other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises ("Government Securities"). These securities in general include a variety of U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as GNMA participation certificates), (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of FNMA), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises as described in clauses
(b) or (c) in the future, other than as set forth above, since it is not obligated to do so by law.

  Government Securities are deemed to include (to the extent that it is consistent with the Investment Company Act of 1940) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Government Securities are also deemed to include (to the extent consistent with the Investment Company Act of 1940) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations will therefore be regarded as illiquid.

  Each Portfolio may invest in separately traded principal and interest components of securities, including mortgage-related securities, issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored enterprises. In the case of securities issued or guaranteed by the United States Government, the principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Each Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value, provided that such bonds do not have maturity dates of more than 10 years from settlement. Each Portfolio will only purchase zero coupon bonds which are Government Securities. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

GOVERNMENT RELATED OBLIGATIONS

  Although they are not considered obligations of the U.S. Government for certain securities law purposes, and therefore do not qualify as U.S. Government Securities, each Portfolio may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

REPURCHASE AGREEMENTS

  When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the securities at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with broker-dealers and with banks. Although the securities subject to the repurchase agreement may bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Portfolio's acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements which terminate within seven days after notice by a Portfolio. If a Portfolio were to enter into repurchase agreements which provide for a notice period greater than seven days, a Portfolio would do so only if such investment, together with other illiquid securities, did not exceed 15% of the Portfolio's net assets. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time a Portfolio's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, Goldman, Sachs & Co. will require the seller to maintain the value of the securities subject to the agreement in an amount that exceeds the repurchase price. In the event the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying securities as agreed upon, a Portfolio could, however, experience losses that include (a) possible decline in the value of the underlying securities during the period while a Portfolio seeks to enforce its rights thereto and possible delay in enforcement of those rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to a Portfolio for enforcing those rights and (d) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. The percentage of each Portfolio's assets invested in repurchase agreements may vary from time to time depending upon Goldman, Sachs & Co.'s evaluation of market trends and other conditions. The Portfolios will enter into repurchase transactions only with parties that meet creditworthiness standards approved by the Fund's Trustees. Goldman, Sachs & Co. monitors the creditworthiness of such parties under the Trustees' general supervision. In addition, the Portfolios, together with other registered investment companies having advisory agreements with the Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

SHORT-TERM OBLIGATIONS

  1. BANK OBLIGATIONS

  A Portfolio may invest in United States dollar-denominated obligations issued or guaranteed by United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations promulgated thereunder. Such obligations will be rated in one of the two highest rating categories by an NRSRO or, if unrated, determined to be of comparable quality by Goldman, Sachs & Co. and may include certificates of deposit, bankers' acceptances, bank notes, deposit notes and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Obligations of foreign branches of United States banks include fixed time deposits. Fixed time deposits are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations. Fixed time deposits do not have a market, and those fixed time deposits with maturities over seven days will be regarded as illiquid. However, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

  Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

  Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

  Obligations of foreign branches of United States banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, or that there may be difficulties in obtaining or enforcing a judgment against a foreign branch.

  2. FEDERAL FUNDS

  The Portfolios may make unsecured loans of federal funds to United States banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations promulgated thereunder, provided that
(i) the accounts of such banks are insured by the Federal Deposit Insurance Corporation, (ii) the interest received therefrom is at the market rate for federal funds transactions and (iii) the transaction has a maturity of one or more business days or the Fund is able to require repayment at any time. The Portfolios consider federal funds investments maturing in more than seven days to be illiquid, and therefore will limit such transactions along with all other illiquid investments to 15% of the value of a Portfolio's net assets.

  Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a "Fed Member Bank"). A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a "depository institution" or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation.

  In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, a Portfolio could experience delays and incur expense in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. With regard to the solvency of the borrowing institution, the Portfolios will limit federal funds lending to those member banks of the Federal Reserve System whose creditworthiness has been reviewed and found by Goldman, Sachs & Co. to be comparable in quality to securities rated high quality by an NRSRO. Creditworthiness is of particular importance given the unsecured nature of federal funds borrowings.

  3. OTHER INVESTMENT COMPANIES

  As a means of maintaining short-term liquidity, each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. A Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, other investment companies and its unitholders in which the Portfolios may invest include money market funds for which GSAM, Goldman, Sachs & Co. or any of their affiliates serves as investment adviser, administrator or distributor. Each Portfolio and ultimately its unitholders will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio, except that to the extent that any Portfolio invests in a money market fund for which GSAM, Goldman, Sachs & Co. or any of their affiliates acts as adviser (such as the Fund's Money Market Portfolio), the fee payable by that Portfolio to GSAM will be reduced by an amount equal to the Portfolio's proportionate share of the advisory and administrative fees paid by such money market fund to GSAM, Goldman, Sachs & Co. or any of their affiliates.

             OTHER INVESTMENT PRACTICES, POLICIES AND RESTRICTIONS

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  Each Portfolio may purchase or sell portfolio securities in when-issued or delayed delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to a Portfolio at the time of entering into the transactions. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When a Portfolio engages in when-issued and delayed delivery transactions, the Portfolio relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in a Portfolio's missing the opportunity of obtaining a price or yield considered to be advantageous. In such transactions the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. The settlement date for such transactions will take place no more than 120 days after the trade date. Consistent with the requirements of the Investment Company Act of 1940, securities purchased on a when-issued or delayed delivery basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, a Portfolio will maintain designated liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, and such assets will be segregated in an account earmarked specifically for the settlement of such commitments. A Portfolio will only make commitments to purchase portfolio securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities and not for the purpose of investment leverage.

LENDING OF PORTFOLIO SECURITIES

  The Portfolios may seek to increase its income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously collateralized by cash, cash equivalents or Government Securities in an amount at least equal to the market value of the securities loaned. Each Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days notice. For the duration of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by Goldman, Sachs & Co. to be of good standing, and when, in its judgment, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If Goldman, Sachs & Co. determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third of the value of the total assets of the relevant Portfolio.

MORTGAGE DOLLAR ROLLS

  The Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Portfolios. The Portfolios will hold and maintain in a segregated account until the settlement date cash, U.S. Government Securities or other liquid, high grade debt securities in an amount equal to the forward purchase price. All mortgage dollar rolls will be settled in accordance with National Credit Union Administration Rules and Regulations.

  For financial reporting and tax purposes, each Portfolio proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the investment adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons there is no assurance that mortgage dollar rolls can be successfully employed.

OTHER PORTFOLIO MANAGEMENT POLICIES

  In addition, a Portfolio will not invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, federal funds loans maturing in more than seven days and fixed time deposits maturing in more than seven days, repurchase agreements providing for settlement in more than seven days after notice, loan participations by foreign governments where a substantial secondary market is absent and, to the extent consistent with a Portfolio's investment objective interest-only and principal-only fixed rate mortgage backed securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises which may not be readily marketable. A repurchase agreement or a federal funds loan which by its terms can be liquidated before its nominal fixed term on seven days' or less notice is regarded as a liquid instrument. Mortgage-related securities issued in a private placement are subject to this 15% limitation, unless the Trustees determine, based upon a review of the trading markets for the specific securities, that such securities are liquid because they can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 and meet certain liquidity guidelines which the Trustees have adopted. The Trustees have delegated to Goldman, Sachs & Co. the function of determining and monitoring liquidity of such securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. However, each Portfolio will not invest more than 10% of its total assets in securities that are subject to restrictions on resale ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale in reliance on Rule 144A under the 1933 Act. These investment practices could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Goldman, Sachs & Co. seeks to enhance the yield of the Portfolios by taking advantage of yield disparities or other factors that occur in the mortgage-related securities markets. The Portfolios may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with Goldman, Sachs & Co.'s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations.

  Goldman, Sachs & Co. expects that the net asset value of the Portfolios will be relatively stable during normal market conditions. However, each Portfolio's net asset value will vary to some extent, and a sudden and sharp increase in prevailing interest rates could cause a substantial decline in each Portfolio's net asset value, while a sudden and sharp decline in interest rates could result in a substantial increase in each Portfolio's net asset value.

  In addition, as stated above each Portfolio intends to reduce, over time, its "duration" in an effort to return $10 per unit upon the termination of a Portfolio. Each Portfolio's duration is a measure of the price sensitivity of a Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In determining the duration of the Portfolios, Goldman, Sachs & Co. will estimate the duration of obligations that are subject to interest rate changes and prepayment or redemption by the issuer, taking into account the influence of interest rates. This method of determining duration is known as option-adjusted duration. The Portfolios will actively buy and sell securities in order to adjust its option-adjusted duration. There is no assurance that Goldman, Sachs & Co.'s estimates of duration will, in fact, be accurate.

  Each Portfolio may sell an instrument soon after its acquisition if Goldman, Sachs & Co. believes that such disposition is consistent with attaining the investment objective of each Portfolio. Portfolio instruments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments. A high rate of portfolio turnover involves correspondingly greater transaction costs, which must be borne directly by each Portfolio and ultimately by its unitholders.

  Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held by a Portfolio were sold and replaced within one year. The rate at which transactions occur will depend upon Goldman, Sachs & Co.'s perception of how market conditions will affect a Portfolio. Goldman, Sachs & Co. will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with its investment objective and portfolio management policies. A higher degree of portfolio turnover results in increased transaction costs in the form of dealer spreads.

  Each Portfolio's expected high turnover rate could cause a Portfolio to realize gains in excess of restrictions imposed by the Internal Revenue Code of 1986 which require that less than 30% of the Portfolio's gross income in each taxable year be derived from sales or other dispositions of securities held for less than three months. If this requirement is not satisfied, a Portfolio would not qualify for the special Federal tax treatment allowed to a regulated investment company. The Portfolios intend to monitor their compliance with this requirement.

CERTAIN INVESTMENT RESTRICTIONS

  The Portfolios are subject to certain fundamental investment restrictions which, as described in more detail in the Additional Statement, may be changed with respect to a Portfolio only with the approval of the holders of a majority of the outstanding units of that Portfolio. For a more complete description of the investment restrictions summarized below and the other fundamental investment restrictions to which the Portfolios are subject, see the Additional Statement.

  1. A Portfolio may not invest in the instruments of any one issuer, other than Government Securities (as defined in the Investment Company Act of 1940), if immediately after such investment, more than 5% of the value of a Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by Government Securities.

  2. A Portfolio may not borrow money, except for temporary or short-term purposes, provided that the Portfolio maintains asset coverage of 300% for all such borrowing. (As a matter of non-fundamental policy, a Portfolio may not purchase securities while borrowings exceed 5% of the value of the Portfolio's assets.)

                            REPORTS TO UNITHOLDERS

  Each unitholder of a Portfolio is provided with a printed confirmation for each transaction and an individual monthly statement for the Portfolio. A year-to-date statement for any account will be provided upon request made to Goldman, Sachs & Co. Each unitholder will also receive annual and semi-annual financial statements. Unitholder inquiries should be addressed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus.

                               PURCHASE OF UNITS

  Purchases of units of the Portfolios may be made only by Federal Reserve wire. Payment by other means, including check or draft or transfer of funds which are not federal funds, will not be accepted.

  Units of the Portfolios may be offered on a continuous basis at their net asset value next determined after the order therefor has been received. See "Net Asset Value." However, the Portfolios currently do not expect to offer additional Portfolio units for sale.

  If authorized, purchase orders may be placed only on Business Days. If the order is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, settlement of the transaction will occur on the next Business Day and the units to which the order relates will be issued and will commence earning income on such next Business Day provided that federal funds in respect of such order have been received by The Northern Trust Company ("Northern") by such next Business Day. If the order is received by Goldman, Sachs & Co. after 4:00 p.m., New York time, settlement of the transaction will occur on the second Business Day and the units to which the order relates will be issued and will commence earning income the second Business Day provided the federal funds in respect of such order are received by Northern by such second Business Day. If payment in federal funds is not received within the period stated above, an investor's purchase order will be cancelled, and the investor will be responsible for any loss resulting to the Fund.

OTHER INFORMATION

  In the interest of economy, certificates representing Portfolio units will not be issued. The Fund and its co-distributors reserve the right to reject any purchase order.

  After the initial purchase of units, an Account Information Form must be completed promptly and mailed to Goldman, Sachs & Co. at the address set forth on the cover page of this Prospectus. Redemptions may not be effected prior to receipt of such Account Information Form.

  Goldman, Sachs & Co. and/or CFS may from time to time, at their own expense, provide compensation to certain dealers whose customers purchase significant amounts of units of the Portfolios. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of Goldman, Sachs & Co., may be up to 20% of the annual fees that are earned by Goldman, Sachs & Co. as investment adviser to the Portfolios (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional expense to the Portfolios or their unitholders, since it will be paid from assets of Goldman, Sachs & Co., its affiliates or CFS.

                              REDEMPTION OF UNITS

  All units of a Portfolio outstanding on their applicable Termination Date will be redeemed by the Fund without a redemption charge at their net asset value as of the close of business on the Termination Date. See "Net Asset Value." The Termination Dates of the respective Portfolios will occur on or about June 30, 1996 for Target Maturity Portfolio (1996), February 18, 1997 for Target Maturity Portfolio (Feb. 97) and May 15, 1997 for Target Maturity Portfolio (May 97). Investors may also redeem units at any time before a Termination Date at their net asset value next determined after a request has been received by the Fund, less a redemption fee for early withdrawal equal to
 .50% of the net asset value of the redeemed units at the time of redemption. The redemption fee is not a sales charge, but is kept by a Portfolio for the benefit of continuing unitholders. The purpose of the redemption fee is to offset costs a Portfolio may incur in order to make payment in cash to a redeeming unitholder, such as costs incurred in liquidating portfolio securities, transaction and brokerage costs, odd-lot premiums, transfer taxes, administrative fees, custodian fees and registrar or transfer agent fees.

  Redemption requests are made by calling Goldman, Sachs & Co. at 800-342-5828 (800-DIAL-TCU) or by a written request addressed to Goldman, Sachs & Co.,
Attention: Shareholder Services, Trust for Credit Unions, 4900 Sears Tower, Chicago, Illinois 60606. The letter of instruction must specify the Portfolio, the number of units to be redeemed, the account number, payment instructions and the exact registration on the account. A unitholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman, Sachs & Co. and State Street each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Consequently, proceeds of telephone redemptions will be wired directly to the credit union, central credit union or other depository account designated in the unitholder's Account Information Form, unless the unitholder provides written instructions indicating another credit union, central credit union, or other depository account. Telephone redemption requests will also be recorded. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither a Portfolio, the Fund nor Goldman Sachs & Co. will be responsible for the authenticity of redemption instructions received by telephone. Thus, except as stated, the total risk of loss for unauthorized transactions is on the investor.

  Although redemption requests may be placed on any day on which a Portfolio's net asset value per unit is determined, proceeds will be remitted only on Business Days (as defined under "Additional Information"). If a redemption request is received by Goldman, Sachs & Co. by 4:00 p.m., New York time, the proceeds are ordinarily wired on the next Business Day. Units to be redeemed earn income with respect to the day the request is received; however, units redeemed on a day immediately preceding a weekend or a holiday continue to earn income until the next Business Day.

OTHER INFORMATION

  Once wire instructions have been given to Northern, neither the Fund nor Goldman, Sachs & Co. assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such performance arises, the investor should deal directly with Northern or such intermediaries.

  If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman, Sachs & Co. Additional documentation, regarding any such change or regarding a redemption by any means, may be required when deemed appropriate by Goldman, Sachs & Co., and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

  Under the Investment Company Act of 1940, the Fund is required to settle redemption requests within seven days of receipt of such request. The right of a unitholder to redeem units and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by a Portfolio or to determine fairly the value of a Portfolio's net assets; or for such other period as the SEC may by order permit for the protection of unitholders of a Portfolio.

  Prior to the applicable Termination Date, units of a Portfolio are not redeemable at the option of the Fund unless the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the unitholders of the relevant Portfolio.

                                    INCOME

  The Portfolios intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of its net investment income while enhancing the stability of principal. Over the course of a fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios' net investment income. From time to time, in order to stabilize the monthly rate of distribution to unitholders and to enhance stability of principal, a portion of such dividends may constitute a return of capital. The Portfolios also intend that all net realized long-term and short-term capital gains will be declared and paid as a dividend at least annually. In determining amounts of capital gains, any capital loss carryovers from prior years will be offset against capital gains.

  Net investment income of each Portfolio consists of (i) interest accrued or discount accreted on certain securities held by each Portfolio and any general income of the Fund allocated to each Portfolio less (ii) the sum of (a) premiums amortized on certain securities held by each Portfolio and (b) the estimated expenses of each Portfolio.

  The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of each Portfolio's net asset value as of 4:00 p.m., New York time.

  Dividends payable to unitholders with respect to net investment income and capital gains, if any, will be paid in cash by Federal Reserve wire on the first Business Day of the succeeding month, unless an election is made to invest dividends in units of the Fund's Money Market Portfolio on the last calendar day of each month at net asset value on such day. A unitholder must elect to invest dividends in units of the Fund's Money Market Portfolio on the Account Information Form and, unless the unitholder is a current investor in the Money Market Portfolio, must open an account with the Fund for that Portfolio. A unitholder's dividend election may be changed at any time upon written notice to Goldman, Sachs & Co. The election with respect to each Portfolio's capital gains dividends must be the same as the election with respect to each Portfolio's monthly net investment income dividends (i.e., both must be either received in cash or invested in Money Market Portfolio units).

                                NET ASSET VALUE

  Net asset value per unit of each Portfolio is calculated by adding the value of all securities and other assets of a Portfolio, subtracting the liabilities of that Portfolio, and dividing the remainder by the number of units of the Portfolio outstanding.

  The net asset value per unit of each Portfolio for purposes of redemption of units is calculated by State Street as of 4:00 p.m., New York time, immediately after the determination of income declared as a dividend, on each Business Day (as defined under "Additional Information"). Portfolio securities for which accurate market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished by a pricing service. Portfolio securities for which accurate market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by Goldman, Sachs & Co. under the supervision of the Trustees and may include yield equivalents or a pricing matrix. Short-term securities with maturities of 60 days or less are valued at amortized cost which the Trustees have determined to equal fair value. Each Portfolio's net asset value per unit will fluctuate as the value of its portfolio securities changes in response to changing market rates of interest, principal prepayments and other factors.

                                     TAXES

TAXATION OF UNITHOLDERS

  If state and federally chartered credit unions meet all requirements of
Section 501(c)(14)(A) of the Internal Revenue Code of 1986, as amended (the "Code") and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of a Portfolio.

  Unitholders should consult their own tax advisers concerning applicable state tax laws.

FEDERAL TAXATION OF THE FUND

  The Fund intends that each Portfolio will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Fund's other investment portfolios. If each Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its taxable income determined for federal income tax purposes, each Portfolio will be relieved of federal income tax on the amounts distributed. The Fund intends to distribute to unitholders substantially all of each Portfolio's net investment income. See "Income." Net investment income may be different from taxable income determined for federal income tax purposes. However, such difference is not expected to affect adversely each Portfolio's compliance with the provisions of the Code applicable to regulated investment companies.

  Generally, on the sale or exchange of obligations held for more than one year, net gain realized by each Portfolio which is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends.

  The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

  If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to a Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

  The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

                                   MANAGEMENT

TRUSTEES

  The trust agreement pursuant to which the Fund is organized (the "Trust Agreement") provides that, subject to its provisions, the business of the Fund shall be managed by the Trustees. The Trust Agreement provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees' general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties, (b) a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law, and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause (a).

  The Additional Statement contains information as to the identity of and other information about the Trustees and officers of the Fund.

INVESTMENT ADVISER AND TRANSFER AGENT

  Goldman, Sachs & Co., through GSAM, One New York Plaza, New York, New York 10004, a separate operating division, acts as investment adviser to the Fund. In addition, Goldman, Sachs & Co. acts as transfer agent. Goldman, Sachs & Co. became registered as an investment adviser in 1981. As of October 31, 1995, Goldman, Sachs & Co. served as an investment adviser, administrator or distributor for approximately $53.9 billion in assets.

  Under its advisory agreement with the Fund, Goldman, Sachs & Co., subject to the general supervision of the Fund's Trustees, manages the Portfolios and provides certain administrative services for the Fund. As manager of the Portfolios , it is the responsibility of Goldman, Sachs & Co. to make investment decisions for the Portfolios and to place the purchase and sale orders for the portfolio transactions of the Portfolios. Unitholder inquiries should be directed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

  The Fund's portfolio managers are Theodore T. Sotir and Jonathan A. Beinner. Mr. Sotir is a Vice President of Goldman, Sachs & Co. and his responsibilities include development of overall fixed income strategy and risk control. Mr. Sotir joined GSAM in 1993, after working as a portfolio manager at Fidelity Management Trust Company. Prior to joining Fidelity, Mr. Sotir worked for Goldman, Sachs & Co. in the fixed income division for six years. Mr. Beinner is a Vice President of Goldman, Sachs & Co. and his responsibilities include investing in the particular types of securities the Portfolios may hold. Mr. Beinner joined GSAM in 1990, after working in the trading and arbitrage group of Franklin Savings Association.

  As compensation for the services rendered for the Portfolios pursuant to its advisory agreement and the assumption by it of the expenses related thereto, Goldman, Sachs & Co. is entitled to receive a fee, computed daily and payable monthly, from a Portfolio at an annual rate equal to .25% up to $75 million and .20% over $75 million of each of the Portfolio's average daily net assets considered separately on a per Portfolio basis. For the fiscal year ended August 31, 1995, the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) each paid an advisory fee to Goldman, Sachs & Co. at the annual rate of .23%, .24% and
 .25%, respectively, of each Portfolio's average daily net assets.

  ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN, SACHS & CO. The involvement of Goldman, Sachs & Co. and its affiliates in the management of, or its interest in, other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or limit its investment activities. Goldman, Sachs & Co. and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that Goldman, Sachs & Co. will have access to proprietary information for the purpose of managing the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Goldman, Sachs & Co. and its affiliates and it is possible that the Portfolios could sustain losses during periods in which Goldman, Sachs & Co. and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Activities of Goldman, Sachs & Co. and its Affiliates and Other Accounts Managed by Goldman, Sachs & Co." in the Additional Statement for further information.


ADMINISTRATOR

  Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), c/o Callahan Financial Services, Inc., 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C., 20036-5504, a Delaware limited partnership for which Callahan Financial Services, Inc. serves as general partner and in which 37 major credit unions are limited partners, acts as the administrator of the Portfolios. Under its administration agreement with the Fund, CUFSLP, subject to the general supervision of the Fund's Trustees, periodically reviews the performance of the investment adviser, the transfer agent, the distributors and the custodian of the Portfolios; provides facilities, equipment and personnel to serve the needs of investors; develops and monitors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Portfolios; and provides other administrative services to the Fund.

  For such services, CUFSLP is entitled to receive a fee, computed daily and payable monthly, from each Portfolio at an annual rate equal to .05% of the average daily net assets of each Portfolio. For the fiscal year ended August 31, 1995, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) each paid an administration fee to CUFSLP at the annual rate of .05%, respectively, of each Portfolio's average daily net assets.

DISTRIBUTORS

  Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 85 Broad Street, New York, New York, 10004, serve as co-distributors of units of the Portfolios. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

  CFS and Goldman, Sachs & Co. have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in this Prospectus. CFS and Goldman, Sachs & Co. are not obligated to sell any certain number of units of the Portfolios.

FUND EXPENSES

  Common expenses of the Fund are allocated pro rata to the Portfolios and the Fund's other investment portfolios based upon their respective net asset values.

  There are no sales loads, commissions or other fees imposed on investors at the time of purchase of units and no charges imposed at the time of redemption of units other than the redemption fee described under "Redemption of Units."

                       PERFORMANCE AND YIELD INFORMATION

  From time to time total return and yield data for the Portfolios may be quoted in advertisements or in unitholder communications. The total return of the Portfolios will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. The methods prescribed by the SEC for standardized total return calculations provide that calculations of total return assume that dividends and capital gain distributions made by the Portfolios during the period are reinvested in Portfolio units and reflect any non-recurring charges (such as the redemption fee for early withdrawal). The Fund may, however, also advertise from time to time the total return of a Portfolio without these fees, and may advertise total return on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

  The yield of a Portfolio is computed based on the net investment income of the Portfolio during a 30-day period, which period will be identified in connection with the particular yield quotation. More specifically, a Portfolio's yield is computed by dividing the Portfolio's net investment income per unit during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis. The net investment income used for purposes of determining yield may differ from net investment income used for accounting purposes.

  The Fund may advertise the performance of a Portfolio relative to certain performance rankings, indices and other investments as described more fully in the Additional Statement. Investors should note that the investment results of the Portfolios will fluctuate over time, and any presentation of a Portfolio's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or return may be in any future period.

                            ADDITIONAL INFORMATION

  Under the Trust Agreement, all units of a Portfolio that are outstanding on its Termination Date will be redeemed by the Fund at their net asset value, and each Portfolio will be liquidated without further unitholder action. In connection with these actions, the Board of Trustees may make appropriate provision for any liabilities of a Portfolio. Prior to a Termination Date, however, the Board of Trustees of the Trust may consider whether it is in the best interests of the unitholders to liquidate a Portfolio on its Termination Date notwithstanding the provisions of the Declaration of Trust. In considering the matter, the Board of Trustees will take into account, among other factors, the adverse effect which capital losses realized upon the disposition of securities in connection with a liquidation (if any such losses are anticipated) would have on a Portfolio and its unitholders. In the event that the Board of Trustees determines that liquidation of a Portfolio on its Termination Date would not be in the best interests of unitholders, the Board of Trustees will call a special meeting of unitholders to consider an appropriate amendment to the Declaration of Trust. The Declaration of Trust requires the affirmative vote of the holders of a majority of outstanding units of the particular Portfolio involved to approve such an amendment.

  The Trust Agreement provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto. The Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established.

  Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights. As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees. A Portfolio will facilitate unitholder communication with other unitholders as provided under Section 16(c) of the Investment Company Act of 1940. For a further description of unitholder rights with respect to the removal of Trustees and of other designated matters voted on by unitholders, see "Description of Units" in the Additional Statement.

  As used in this Prospectus, the term "Business Day" refers to those days on which Goldman, Sachs & Co., The Northern Trust Company, State Street Bank and Trust Company and the Federal Reserve Bank of New York are all open for business, which are Monday through Friday except for holidays. For 1996, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas Day. On those days when one of these organizations closes early, the right is reserved by Goldman, Sachs & Co. to advance the time on that day by which redemption requests must be received to become effective; provided that the current net asset value of each unit shall be computed at least once on such days.

                                     TRUST
                                     -----

                               for Credit Unions






                            Investment Adviser


                            Goldman, Sachs & Co.
                            New York, New York


Transfer Agent              Custodian                       Distributors

Goldman, Sachs & Co.        State Street Bank and Trust     Callahan Financial
Chicago, Illinois           Company                         Services, Inc.
                            Boston, Massachusetts           Washington, DC
                                                            (800) 237-5678
Administrator

Callahan Credit Union                                       Goldman, Sachs & Co.
Financial Services          Auditors                        New York, New York
Limited Partnership         Arthur Andersen LLP             (800) 342-5828
Washington, DC              Boston, Massachusetts           (800-DIAL-TCU)

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                            TRUST FOR CREDIT UNIONS
                               4900 SEARS TOWER
                         CHICAGO, ILLINOIS 60606-6303


                      (TARGET MATURITY PORTFOLIO (1996))
                     (TARGET MATURITY PORTFOLIO (FEB 97))
                     (TARGET MATURITY PORTFOLIO (MAY 97))


This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 1, 1995, (the "Prospectus") relating to the offering of units of the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb
97) and Target Maturity Portfolio (May 97), (individually a "Portfolio" and collectively the "Portfolios") of Trust for Credit Unions. A copy of the Prospectus may be obtained from Goldman, Sachs & Co. at (800) 342-5828 (800-DIAL-TCU) or Callahan Credit Union Financial Services Limited Partnership at ("CUFSLP") (800) 237-5678.

                        ______________________________

                               TABLE OF CONTENTS

                                                            PAGE
                                                            ----

Introduction                                                B-3

Management                                                  B-5

Advisory and Other Services                                 B-8

Portfolio Transaction                                       B-11

Description of Units                                        B-21

Adjustable and Fixed Rate Mortgage Loans and
Mortgage-Related Securities                                 B-24

Investment Restrictions                                     B-38

Calculation of Performance Quotations                       B-41

Other Information                                           B-48

Financial Statements                                        B-48

Description of Securities Ratings                           B-48


THE DATE OF THIS ADDITIONAL STATEMENT IS DECEMBER 1, 1995.

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                 INTRODUCTION

Each Portfolio is a separate, diversified portfolio of Trust for Credit Unions (the "Fund"), an open-end management investment company.


The Portfolios are designed for state and federally chartered credit unions which seek higher current yields than a three-year Treasury note from a "high quality" mortgage-related securities portfolio that will terminate within a prescribed period. "High quality" securities are rated, at the time of purchase, in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO") and also include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Investment in the Portfolio relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.


High Current Income.  Each Portfolio seeks to achieve a high level of current
--------------------
income. In considering whether a Portfolio has achieved this objective, the investment adviser will compare such Portfolio's yield to that of a three-year Treasury note maturing on or about May 15, 1996,February 15, 1997 and May 15, 1997, for the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb
97) and Target Maturity Portfolio (May 97) respectively. Unlike U.S. Treasury notes, it is expected that most investments made by a Portfolio will not be backed by the full faith and credit of the U.S. Government, and many investments will not be insured or guaranteed by any government agency.


By selecting a term of three years, each Portfolio hopes to take advantage of a portion of the yield curve that the investment adviser believes to be relatively undervalued. In the investment adviser's view, this section of the curve has historically offered a very attractive risk/return profile.


Preservation of Capital.  Each Portfolio will seek to attain its objective to
------------------------
return $10 per unit by (1) preserving capital through active portfolio management, including the purchase and sale of securities to change the Portfolio's option-adjusted duration (see "Description of Investments -- Other Portfolio Management Policies" in the Prospectus) and (2) reducing, over time, the price sensitivity of a Portfolio to changes in interest rates in light of expected cash flows and mortgage prepayments under different interest rate scenarios. Duration, which is a measure of the price sensitivity of a Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, is reviewed and recalculated daily. In connection with each Portfolio's goal to preserve capital, the investment adviser will seek to limit a Portfolio's price volatility to that of a three-year Treasury note maturing on or about May 15, 1996, February 15, 1997 and May 15, 1997, respectively. However, there is no assurance that the investment adviser's strategies will be successful. Each Portfolio's net asset value per unit will fluctuate more than that of a money market fund.

Liquidity.  Because a Portfolio's units may be redeemed, subject to the
----------
redemption fee for early withdrawal, upon request of its unitholder on any Business Day, a Portfolio offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.


Experienced Professional Management.  Successfully creating and managing a
------------------------------------
diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of Goldman, Sachs & Co.'s highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At October 31, 1995, they were responsible for approximately $17.5 billion in fixed income assets including $5.4 billion in mortgage-related securities.

A Sophisticated Investment Process.  The Portfolios' investment process starts
-----------------------------------
with a review of trends for the overall economy as well as for different sectors
of the U.S. mortgage market.   Goldman, Sachs & Co.'s portfolio managers then
analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio's strategies, the managers are able to draw upon certain fundamental analysis and proprietary technical models of Goldman, Sachs & Co. Among the quantitative techniques used in the Portfolio's investment process are:

 .    option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and

 .    analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The Portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure.  The Portfolios eliminate many of the
--------------------------------
complications that direct ownership of mortgage securities entail. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. Each Portfolio relieves investors of this chore by automatically reinvesting all principal payments within a Portfolio and distributing only current income each month.

Laddered Maturities Program  The Fund designed the program specifically for
---------------------------
credit unions with the help of a team of CFO's from leading credit unions. The Portfolios that comprise the program may assist investors that wish to "ladder" a portfolio (that is, construct a portfolio of securities with progressive maturity dates) or match or hedge liabilities. A laddering strategy can be a simple, convenient and effective method of establishing a disciplined, long-term approach to investing. Specifically, a laddering strategy involves structuring a portfolio so that a designated amount of money is invested continuously for a fixed period on an ongoing basis. Laddering a portion of an investment portfolio can result in more stable investment income, maturities timed to coincide with cash flows, and maintenance of a conservative, interest rate neutral approach to investing. Credit unions have typically used Treasury securities, agency securities or certificates of deposit as core investments in a laddering strategy. Unlike Treasury notes, investments in units of a portfolio are not backed by the full faith and credit of the U.S. Government nor issued or guaranteed by any government agency. Unlike certificates of deposit, portfolio units do not provide a fixed yield for a stated period of time, and return of principal is not assured.


                                  MANAGEMENT

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk.


Gene R. Artemenko, Route 4, Box 1593, Reeds Spring, Missouri 65737. Trustee, Age 67, retired. Formerly, President and Treasurer of the United Air Lines Employees' Credit Union until June 1991.


James C. Barr, 1600 North Oak Street, #420, Arlington, Virginia 22209. Trustee, Age 60. Chief Executive Officer of the National Milk Producers Federation since March 1985.


Edgar F. Callahan, 156 Second Street, San Francisco, California 94105-3993. Trustee, Age 67. President and Chief Operating Officer of PATELCO Credit Union since October 1987.

Robert M. Coen, 2003 Sheridan Road, Evanston, Illinois 60208. Trustee, Age 56. Professor of Economics, Northwestern University.


John T. Collins, 1330 Connecticut Ave. N.W., Washington, D.C. 20036. Trustee, Age 49. Partner in the law firm of Steptoe & Johnson since January 1985. Prior to January 1985, General Counsel to the U.S. Senate Banking Committee.


Thomas S. Condit, 300 No. Washington Street, Suite 200, Falls Church, VA 22046. Trustee, Age 54. President and Chief Executive Officer of Craver, Matthews, Smith & Co., Inc. (a direct mail fund raising company) since June 1993. President and Chief Executive Officer of National Cooperative Bank (a financial services company) June 1983 - May 1993 and various positions with affiliated or subsidiary corporations from June 1983 to January 1992.


Rudy J. Hanley, 2115 N. Broadway, Santa Ana, California 92706. Vice Chairman and Trustee, Age 52. Chief Executive Officer of Orange County Teachers Federal Credit Union since September 1982. Director of Credit Union National Association, November 1992 to September 1, 1995.


John L. Ostby, HC-73, Box 840, Lake of the Woods, Locust Grove, Virginia 22508. Chairman and Trustee, Age 76. Attorney at Law of John Ostby, Esq. since January 1991. Attorney at Law, July 1985 to December 1994, General Counsel to the National Credit Union Administration.


Wendell A. Sebastian, 711 South Dale Mabry, Tampa, Florida 33679. Trustee, Age
51. President of GTE Federal Credit Union since September 1991. Vice President of GTE Federal Credit Union from April 1989 to September 1991. Director and President of Callahan Financial Services, Inc. from March 1987 to March
1989.


Marcia L. Beck, One New York Plaza, New York, New York 10004. President, Age 40. Director Mutual Funds Group of Goldman Sachs Asset Management since December 1994. Director of Institutional Funds Group of Goldman Sachs Asset Management September 1992 to December 1994. Vice President and Senior Portfolio Manager, Goldman Sachs Asset Management June 1988 to Present.


Charles W. Filson, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036-5504. Vice President, Age 51. Director and Vice President of Callahan Financial Services, Inc. March 1989 and Treasurer thereof since March 1987.


Pauline Taylor, 4900 Sears Tower, Chicago, IL 60606-6303. Vice President, Age
49. Vice President of Goldman, Sachs & Co. since

June 1992. Consultant from 1989-1992. Senior Vice President of Fidelity Investments prior to 1989.


John W. Mosior, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President, Age 56. Vice President of Goldman, Sachs & Co. Manager, Shareholder Servicing of Goldman Sachs Asset Management since November 1989.


Nancy L. Mucker, 4900 Sears Tower, Chicago, Illinois 60606-6303. Vice President, Age 46. Vice President of Goldman, Sachs & Co. since April 1985. Manager, Shareholder Servicing of Goldman Sachs Asset Management since November 1989.


Scott M. Gilman, One New York Plaza, New York, New York 10004. Treasurer, Age
36. Director, Mutual Fund Administration, Goldman Sachs Asset Management since April 1994. Assistant Treasurer of Goldman Sachs Funds Management, Inc. since March 1993. Vice President of Goldman, Sachs & Co. since March 1990. Formerly, Manager, Arthur Andersen & Co.


Michael J. Richman, 85 Broad Street, New York, New York 10004. Secretary, Age
35. Associate General Counsel, Goldman Sachs Asset Management since February 1994. Vice President and Assistant General Counsel, Goldman, Sachs & Co., Counsel to the Funds Group, Goldman Sachs Asset Management since June 1992. Formerly, Partner of Hale and Dorr from September 1991 to June 1992. Formerly, Attorney-at-Law, Gaston & Snow from September 1985 to September 1991.


Howard B. Surloff, 85 Broad Street, New York, New York 10004. Assistant Secretary, Age 30. Assistant General Counsel and Vice President, Goldman, Sachs & Co, since November 1993 and May 1994, respectively. Counsel to the Funds Group, Goldman Sachs Asset Management since November 1993. Formerly Associate of Shereff, Friedman, Hoffman & Goodman.


William F. Connors, 1001 Connecticut Avenue, N.W., Suite 1022, Washington, D.C. 20036. Assistant Secretary, Age 52. President and Secretary of Callahan Financial Services, Inc. since April 1994. President and CEO of Los Angeles Police Credit Union from 1987 to 1994.


Kaysie Uniacke, One New York Plaza, New York, New York 10004. Assistant Secretary, Age 34. Vice President and Portfolio Manager, Goldman Sachs Asset Management 1988 to Present.


Elizabeth Alexander, One New York Plaza, New York, New York 10004. Assistant Secretary, Age 26. Junior Portfolio Manager, 1995 to Present. Fund Trading Assistant, Goldman Sachs Asset Management 1993 to 1995. Formerly, Compliance Analyst, Prudential Insurance, 1991 through 1993.

Steven Hartstein, 85 Broad Street, New York, New York 10004. Assistant Secretary, Age 31. Legal Product Analyst, Goldman, Sachs & Co. since June 1993. Funds Compliance Officer, Citibank Global Asset Management, August 1991 to June 1993. Legal Assistant, Brown & Wood prior hereto.


Gail Shanley, 85 Broad Street, New York, New York 10004. Assistant Secretary, Age 26. Legal Products Analyst, Goldman, Sachs & Co. since June 1994. Formerly, Blue Sky Legal Assistant at Smith Barney Shearson.


As of October 31, 1995, the Trustees and Officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. Each officer holds comparable positions with certain other investment companies of which Goldman, Sachs & Co., GSAM or an affiliate thereof is the investment adviser and/or distributor.


The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 1995:


                                                  Pension or                              Total
                                                  Retirement                           Compensation
                                                  Benefits          Estimated          From Goldman
                               Pension or          Accrued            Annual            Sachs Mutual
                                Aggregate          as Part           Benefits              Funds
                              Compensation       of Trust's            Upon              including
Name of Trustee              from the Trust       Expenses          Retirement           the Trust)*
---------------              --------------      -----------        ----------         -------------

Gene R. Artemenko                $8,000              -0-                -0-                $8,000
James C. Barr                    $8,000              -0-                -0-                $8,000
Edgar F. Callahan                $    0              -0-                -0-                   -0-
Robert M. Coen                   $8,000              -0-                -0-                $8,000
John T. Collins                  $8,000              -0-                -0-                $8,000
Thomas S. Condit                 $8,000              -0-                -0-                $8,000
Rudolf J. Hanley                 $8,000              -0-                -0-                $8,000
John L. Ostby                    $8,000              -0-                -0-                $8,000
Wendell A. Sebastian             $    0              -0-                -0-                   -0-
Lawrence Connell                 $2,000              -0-                -0-                $2,000



* The Goldman Sachs Mutual Funds consisted of 70 mutual funds, including the six series of the Trust, on August 31, 1995.


                          ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

As stated in the Prospectus, Goldman, Sachs & Co., through Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York 10004, a separate operating division, acts as the Fund's investment adviser. See "Management-Investment Adviser and Transfer Agent" in the Prospectus for a description of the investment advisory duties of Goldman, Sachs & Co. Goldman, Sachs

& Co.'s administrative obligations include, subject to the general supervision of the Trustees of the Fund, (a) providing supervision of all aspects of a Portfolio's non-investment operations not performed by others pursuant to a Portfolio's administration agreement or custodian agreement, (b) providing a Portfolio, to the extent not provided pursuant to such agreements or the Fund's transfer agency agreement, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of such Portfolio, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at a Portfolio's expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services, (e) maintaining all of a Portfolio's records other than those maintained pursuant to such agreements, (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund's administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc., and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to a Portfolio.

The advisory agreement provides that Goldman, Sachs & Co. may render similar services to others so long as its services under such agreements are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, Goldman, Sachs & Co. will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify Goldman, Sachs & Co. against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.


The advisory agreement will remain in effect until March 31, 1996 with respect to Target Maturity Portfolio (1996) and Target Maturity Portfolio (Feb 97) and until March 31, 1997 with respect to Target Maturity Portfolio (May 97). After the initial term for a Portfolio, the Advisory Agreement will continue from year to year thereafter with respect to a Portfolio provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of each Portfolio (as defined under "Investment Restrictions") or by a majority of the Trustees of the Fund, and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or "interested persons" (as such term is defined in the

1940 Act) of any party thereto, (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty with respect to a Portfolio by the Trustees of the Fund or by vote of a majority of the outstanding units of the relevant Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to Goldman, Sachs & Co. and by Goldman, Sachs & Co. on 60 days' written notice to the Fund. The advisory agreement may not be amended with respect to a Portfolio without the vote of a majority of a Portfolio's outstanding units.

Applicable regulations of state securities commissions and the advisory agreement will require Goldman, Sachs & Co. to rebate its advisory fee with respect to a Portfolio in an amount equal to a portion of any excess of annual Portfolio expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) over expense limitations imposed by such state regulations, unless exemptions are obtained. Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") has agreed to bear an amount equal to the remaining portion of any such excess.) The most stringent expense limitation imposed by any of the states, as of this date, is imposed by the California Department of Corporations which provides that the aggregate annual expenses of a Portfolio will not exceed 2 1/2% of the first $30 million of the average net assets, 2% percent of the next $70 million of the average net assets and 1 1/2% of the remaining average net assets of a Portfolio for any fiscal year, determined monthly or at more frequent intervals on a consistent basis.


Expenses borne by each Portfolio include, without limitation, the fees payable to Goldman, Sachs & Co. and CUFSLP, the fees and expenses of the Fund's custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios' unitholders and regulatory authorities and compensation and expenses of the Trustees.

For the periods indicated, the amount of the advisory fee incurred by each Portfolio was as follows:


                           1995      1994     1993
                           ----      ----     ----

Target Maturity
Portfolio (1996)*        $290,761  $297,958  $51,719

Target Maturity
Portfolio (Feb 97)**     $227,279  $127,619    N/A

Target Maturity
Portfolio (May 97)***    $166,798  $ 47,744    N/A

___________________

*    Commenced operations July 1, 1993.

**   Commenced operations February 15, 1994.

***  Commenced Operations May 23, 1994.


                            PORTFOLIO TRANSACTIONS

In connection with portfolio transactions for a Portfolio, which are generally done at a net price without a broker's commission (i.e., a dealer is dealing with a Portfolio as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security), the Portfolio's advisory agreement provides that Goldman, Sachs & Co. shall attempt to obtain the best net price and the most favorable execution. On occasions when Goldman, Sachs & Co. deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other portfolio or other investment company or advisory account for which Goldman, Sachs & Co. acts as investment adviser), the advisory agreement provides that Goldman, Sachs & Co., to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.
In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Goldman, Sachs & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to each Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits Goldman, Sachs & Co., in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.


During the fiscal year ended August 31, 1995, the Funds acquired and sold securities issued by Nomura Securities International, Salomon Brothers, Inc., Bear Stearns Companies, Inc., First Boston Corporation, Daiwa Securities America, Inc., Smith Barney Shearson, Inc., Merrill Lynch & Co., Lehman Brothers, Morgan Stanley Group, Inc. and Swiss Bank Corp. At August 31, 1995, the Target Maturity Portfolio (1996) held the following amounts of securities of its regular brokers/dealers, as defined in Rule 10b-1 under the 1940 Act, or their partners ($ in thousands): Salomon Brothers, Inc.-$9,245; Lehman Brothers- $80 and Daiwa Securities America, Inc.-$1,154. The Target Maturity Portfolio (Feb 97) held the following amount of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their partners ($ in thousands):
Salomon Brothers, Inc.-$7,924 and Merril Lynch & Co.-$3,884. The Target Maturity Portfolio (May 97) held the following amounts of securities of its regular brokers/dealers, as defined in Rule 10b-1 under the 1940 Act, or their partners ($ in thousands): Salomon Brothers, Inc. - $5,531 and Merrill Lynch & Co.- $2,842.


ACTIVITIES OF GOLDMAN, SACHS & CO. AND ITS AFFILIATES AND OTHER  ACCOUNTS
-------------------------------------------------------------------------
MANAGED BY GOLDMAN, SACHS & CO. The involvement of Goldman, Sachs & Co. and its
-------------------------------
advisory affiliates, in the management of, or interest in , other accounts and other activities of Goldman, Sachs & Co. may present conflicts of interest with respect to the Portfolios or impede their investment activities.


  Goldman, Sachs & Co. and its advisory affiliates have proprietary interests in, and manage or advise accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities and instruments as the Portfolios. Goldman, Sachs & Co. and its affiliates are major participants in the fixed income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman, Sachs & Co. and its affiliates are actively engaged in transactions in the same securities and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities and instruments in which the Portfolios will invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisor and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Advisor and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.


  From time to time, a Portfolio's activities may be restricted because of regulatory restrictions applicable to Goldman, Sachs & Co. and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisor will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisor and/or its affiliates are performing services or when position limits have been reached.


  In connection with their management of the Portfolios, the Advisor may have access to certain fundamental analysis and proprietary technical models developed by Goldman, Sachs & Co. and other affiliates. The Advisor will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman, Sachs & Co. nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisor will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman, Sachs & Co. and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisor in managing the Portfolios.


  The results of each Portfolio's investment activities may differ significantly from the results achieved by the Advisor and its affiliates for their proprietary accounts or accounts (in cluding investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman, Sachs & Co. and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Portfolios. Moreover, it is possible that the Portfolios will sustain losses during periods in which Goldman, Sachs & Co. and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.


  An investment policy committee which may include partners of Goldman, Sachs & Co. and its affiliates may develop general policies regarding Portfolio activities, but will not be involved in the day-to-day management of the Portfolios. In such instances, those individuals may, as a result, obtain information regarding the Portfolios' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman, Sachs & Co., any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman, Sachs & Co. and its affiliates in securities and investments similar to those in which the Portfolios invest.


  In addition, certain principals and certain of the employees of the Advisor are also principals or employees of Goldman, Sachs & Co. or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.


  The Advisor may enter into transactions and invest in instruments on behalf of a Portfolio in which customers of Goldman, Sachs & Co. serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman, Sachs & Co. and its affiliates may also create, write or issue derivative instruments for customers of Goldman, Sachs & Co. or its affiliates, the underlying securities or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman, Sachs & Co. or its affiliates and may also enter into transactions with other clients of Goldman, Sachs & Co. or its affiliates where such other clients have interests adverse to those of the Portfolios. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman, Sachs & Co. and its affiliates on an arm's-length basis.


  Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman, Sachs & Co. nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman, Sachs & Co. or any of its affiliates in evaluating the Portfolio's creditworthiness.

  It is possible that a Portfolio's holdings will include securities of entities for which Goldman, Sachs & Co. performs investment banking services as well as securities of entities in which Goldman, Sachs & Co. makes a market. From time to time, Goldman, Sachs & Co.'s activities may limit the Portfolios' flexibility in purchases and sales of securities. When Goldman, Sachs & Co. is engaged in an underwriting or other distribution of securities of an entity, the Advisor may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolios.

TRANSFER AGENT

Under its transfer agency agreement, Goldman, Sachs & Co. serves as transfer agent and dividend disbursing agent for each Portfolio. Goldman, Sachs & Co. has undertaken to (a) process and provide confirmations for purchase and redemption transactions, (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, each Portfolio, (c) establish and maintain separate accounts with respect to each unitholder, (d) provide periodic statements showing account balances and (e) provide for the payment of dividends or distributions to unitholders.


As compensation for the services rendered for a Portfolio as transfer agent, Goldman, Sachs & Co. is also entitled to a fee of $18 per year for each unitholder account plus reimbursement for certain expenses.

For the periods indicated, the amount of the transfer agency fee incurred by each Portfolio was as follows:


                                 1995   1994   1993
                                 ----   ----   ----

Target Maturity
Portfolio (1996)*                $ 765  $ 892  $ 0

Target Maturity
Portfolio (Feb 97)**             $ 598  $ 324  N/A

Target Maturity
Portfolio (May 97)***            $ 376  $ 200  N/A

*    Commenced operations July 1, 1993.

**   Commenced operations February 15, 1994.

***  Commenced Operations May 23, 1994.

ADMINISTRATOR

As stated in the Prospectus, CUFSLP acts as administrator for the Portfolios.
In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC, (b) periodically review the services performed by the investment adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate, (c) negotiate changes to the terms and provisions of the Fund's advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman, Sachs & Co., to the extent requested by the Trustees of the Fund, and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries, (b) develop and monitor investor programs for credit unions, (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund, (d) inform Goldman, Sachs & Co. in connection with the investment management of the Portfolios as to anticipated purchases and redemptions by unitholders and new investors, (e) provide information and assistance in connection with the registration of each Portfolio's units in accordance with state securities requirements, (f) make available and distribute information concerning the Portfolios to unitholders as requested by the Fund,
(g) handle unitholder problems and calls relating to administrative matters, (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in a Portfolio, (i) provide assistance in connection with the preparation of each Portfolio's periodic financial statements and annual audit as reasonably requested by the Fund or the Fund's independent accountants, (j) furnish stationery and office supplies, and (k) generally assist in the Portfolios' operations.

For the periods indicated, the amount of the administration fee earned by CUFSLP was as follows:



                                   1995     1994     1993
                                   ----     ----     ----

Target Maturity
Portfolio (1996)*                $63,315  $65,114  $11,337

Target Maturity
Portfolio (Feb 97)**             $47,445  $26,652    N/A

Target Maturity
Portfolio (May 97)***            $33,360  $ 9,549    N/A

___________________

*    Commenced operations July 1, 1993.

**   Commenced operations February 15, 1994.

***  Commenced Operations May 23, 1994.


The administration agreement will remain in effect until March 31, 1996, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to CUFSLP and by CUFSLP on 60 days' written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940
Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The thirty-seven credit unions listed below are the limited partners of CUFSLP, which created Trust for Credit Unions in conjunction with Goldman, Sachs & Co. As of June 30, 1995, these credit unions had total assets of $20.8 billion from twenty-two different states.

J. David Osborne, President
Larry Hoffman, Vice President-Finance
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Kyle M. Markland, Sr. Vice President Finance
Bellco First Federal Credit Union

Gary Oakland, President
T. Brad Canfield, Vice President
Accounting/Investments
Boeing Employees Credit Union

John Siefken, President
Sandy Andrews, Sr. Vice President
Citizens Equity Federal Credit Union

Dean Nelson, President
Bryan Bennett, Vice President-Controller
City-County Federal Credit Union

Larry T. Wilson, President
Barry Hooks, Finance Manager
Coastal Federal Credit Union

Tom Budd, Manager of Finance
Dearborn Federal Credit Union

Donald Hersman, General Manger
Kendrick Smith, Portfolio Manager
Eastern Financial Federal Credit Union

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer
First Technology Federal Credit Union

Wendell A. Sebastian, President
Brian Crawford, Controller
GTE Federal Credit Union

Stan Hollen, President
Judy Flores, CFO
The Golden 1 Credit Union

Charles Cockburn, President
Hudson Valley Federal Credit Union


Paul Horgen, President
Michele Manthey, Vice President
 Finance and Administration
IBM Mid-America Employees Federal Credit Union

Joseph J. Baldin, President
Bob Jansen, Vice President-Operations
Inland Employees Federal Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union


Frank Berrish, President
LICU Corporate Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Members America Credit Union


Joseph Bressi, President
Montgomery County Teachers Federal Credit Union

Douglas M. Allman, President
NASA Federal Credit Union

Lindsay Alexander, President
Tim Duvall, Finance Division Manager
NIH Federal Credit Union

Brad Beal, President
Paul Parrish, Sr. Vice President
Chief Financial Officer
Nevada Federal Credit Union

Joseph S. Coey, President
New Mexico Educators Federal Credit Union

Michael J. Maslak, President
Dave Doss, Chief Financial Officer
North Island Federal Credit Union

Rudy Hanley, President
Paul Sundermann, Chief Financial Officer
Orange County Teachers Federal Credit Union

Edgar F. Callahan, President
Andrew Hunter, Chief Financial Officer

Patelco Credit Union

Jeffrey Farver, President
San Antonio Federal Credit Union


Gregory Thomas, President
Space Coast Credit Union

Stephan Winninger, President
State Employees Credit Union


Donald Granato, President
Steel Works Community Federal Credit Union

Richard Rice, President
Teachers Credit Union

Betty Hobbs, President
Roy Dobbs, Executive Vice President
Tennessee Teachers Credit Union


Gregory Blount, President
Tropical Federal Credit Union

Philip L. Hart, President
Tulsa Federal Employees Credit Union

Leonard Greene, President
Unified Federal Credit Union

E. Burton Eubanks, President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union

CUSTODIAN

State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund's portfolio securities and cash. State Street also maintains the Fund's accounting records. The Northern Trust Company ("Northern") has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

AUDITORS


Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts, 02110, have been selected as auditors of the Fund. In addition to audit services, Arthur Andersen LLP, prepares the Fund's federal and state tax returns, and provide consultation and assistance on accounting, internal control and related matters. The financial statements of the Target Maturity Portfolio
(1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May
97) are incorporated by reference into this Additional Statement (under "Financial Statements") from the Fund's annual report to unitholders for the fiscal year ended August 31, 1995 (the "Annual Report") and the data set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP, as indicated in their report with respect thereto, which is incorporated by reference in reliance upon the authority of said firm as experts in giving said report.


                             DESCRIPTION OF UNITS


As the Prospectus indicates, the Fund's Trust Agreement permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. Under the terms of the Trust Agreement, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. All units of a Portfolio that are outstanding on its Termination Date will be redeemed by the Fund at their net asset value, and each Portfolio will be liquidated without further unitholder action. Units do not have preemptive or conversion rights. Units when issued as described in the Prospectus are fully paid and nonassessable, except as expressly set forth below.

Any Trustee may be removed by the Fund's unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Trust Agreement provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act, (b) with respect to any termination or reorganization of the Fund or any investment portfolio to the extent and as provided in the Trust Agreement (the liquidation of a Portfolio at the relevant Termination Date is not subject to further unitholders action), (c) with respect to any amendment of the Trust Agreement (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote, (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders, and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Trust Agreement, the By-Laws of the Fund, any registration of the Fund with the SEC or any State, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust Agreement contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Trust Agreement provides for indemnification out of

Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder's incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

The Trust Agreement provides that on any matter submitted to a vote of the unitholders, all units entitled to vote shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio, and (c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

As of October 31, 1995, the outstanding units of the Target Maturity Portfolio
(1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May
97) were 13,300,010.000, 9,809,980.030 and 6,350,000.000, respectively. To the
Fund's knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of each portfolio were: Target Maturity Portfolio
(1996)-Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (11.3%)-Citizens Equity Federal Credit Union, 5700 N. Middle Road, Peoria, IL 61607 (7.5%), Hudson Valley Federal Credit Union, P.O. Box 1750, Poughkeepsie, NY 12601 (7.5%) and Langley Federal Credit Union, 1055 West Mercury Blvd., Box 7463, Harrison, VA 23666 (7.5%). Target Maturity Portfolio (Feb 97) - Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 (20.4%), Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (17.3%), Citizens Equity Federal Credit Union, 5700 N. Middle Road, Peoria, IL 61607 (7.1%), Capital Corporate Federal Credit Union, 8181 Professional Place, Ste. 130, Landover, MD 20785 (5.1%), Eastern Financial Federal Credit Union, 700 South Royal Poinciana Blvd., Miami Springs, FL 33166 (5.1%), Langley Federal Credit Union, 1055 West Mercury Blvd., Box 7463, Harrison, VA 23666 (5.1%) and Hudson Valley Federal Credit ICV Union, P.O. Box 1750, Poughkeepsie, NY 12601 (5.1%). Target Maturity Portfolio - (May 97) -Space Coast Credit Union, P.O. Box 2470, Melbourne, FL 32902-2470 (14.2%), Dearborn Federal Credit Union, 400 Towne Centre Drive, Dearborn, MI 48126 (9.5%), Langely Federal Credit Union, 1055 West Mercury Boulevard, Box 7463, Harrison, VA 23666 (7.9%), Patelco Credit Union, 156 Second Street, San Francisco, CA 94105 (7.2%), Eastern Financial Federal Credit Union, 700 South Royal Poinciana Blvd., Miami Springs, FL 33166 (7.9%), Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711 (7.9%), Boeing Employees Credit Union, 12770 Gateway Dr., Tukwila, WA 98124 (7.9%) and Visions Federal Credit Union, 24 McKlinley Avenue, Endicott, NY 13760 (6.3%).


                 ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
                          MORTGAGE-RELATED SECURITIES

THE NATURE OF ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which each Portfolio invests. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans ("ARMs"). ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate").
The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

There are a number of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Portfolio and therefore in the net asset value of a Portfolio's units will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which a Portfolio may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect a Portfolio's investments in both privately issued mortgage-related securities and those issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

  1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

  Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

  2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

  3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including a payment default. The court, in certain instances, may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property, alter the mortgage loan repayment schedule, and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

  4. "Due on Sale" Provisions. Fixed rate mortgage loans may contain a so called "due on sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due on sale" clause upon a transfer of property. The inability to enforce a "due on sale" clause or the lack of such a clause in a mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

  5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.


MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. Generally, however, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-related securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which are subject to special federal income tax rules. A description of the types of mortgage-related securities in which a Portfolio may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for a Portfolio.

1.  Private Mortgage Pass-Through Securities

General Characteristics. Privately issued mortgage pass-through securities ("Private Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Private Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Private Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of residential properties upon which is located detached individual dwelling units, individual condominium units, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties, multi-family units or properties with mixed residential and commercial uses. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificateholders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificateholders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificateholders or the trustee for a material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Private Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations."

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of
    --------
the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificateholders as principal of such mortgage loan
            --------
when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Private Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. A rating agency's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Private Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Private Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificateholders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificateholders. If so structured, the subordination feature may be enhanced by distributing to the senior certificateholders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificateholders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificateholders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificateholders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificateholders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificateholders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificateholders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all
                                                      --------
certificateholders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Private Mortgage Pass-Throughs may be provided by mortgage insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by insurance, guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Private Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificateholders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2. Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by a Portfolio will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") ("Government Mortgage-Related Securities"). GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, they are generally viewed by the market as high quality securities with minimal credit risks. There are several types of these guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC pass-through certificates and stripped mortgage-backed securities. A Portfolio will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with its investment policies and objective.

GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the United States Treasury in an unlimited amount.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA Certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by FNMA. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either private Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled monthly installments of principal and interest after FNMA's servicing and guaranty fee, whether or not received, to Certificate holders. FNMA is also obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA Certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC Certificates. A FHLMC Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "FHLMC Certificate group") purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such Certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC Certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC Certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of between ten and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

3.  Multiple Class Pass-Through Securities and
    Collateralized Mortgage Obligations

As stated, a Portfolio may invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. Each Portfolio does not intend to purchase residual interests.

Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and is scheduled to be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final scheduled distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final scheduled distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such "Z-Bonds" are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final scheduled distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the prepayment volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO certificates required installments of principal and interest and to distribute the principal balance of each class of a CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

LEGISLATIVE AND REGULATORY DEVELOPMENTS IN GOVERNMENT-SPONSORED ENTERPRISES

In the past several years, there have been a number of federal legislative and regulatory developments which may ultimately have a significant impact on the business and operations of FHLMC, FNMA and other government-sponsored enterprises ("GSEs").

Legislation Affecting FNMA and FHLMC: On October 28, 1992 the President signed legislation which sets new capital requirements for FNMA and FHLMC, establishes an oversight office within HUD, allows that office to establish additional capital requirements based upon a risk-based capital stress test, requires the two organizations to hold sufficient capital to cover interest rate changes, and requires the agencies to establish goals to direct funds to lower income borrowers.

The legislation, the Housing and Community Development Act of 1992, requires FNMA and FHLMC to hold core capital equal to the sum of 2.5 percent of on-balance-sheet assets and .45 percent of the unpaid principal balance of outstanding mortgage-backed securities and other off-balance-sheet assets. The legislation provides an 18-month transition period for FNMA and FHLMC to reach this minimum capital level. The other requirements of the bill could increase the amount of capital to be withheld.

Legislation Affecting the Federal Agricultural Mortgage Association: The Food, Agricultural, Conservation and Trade Act Amendment of 1991 established minimum core capital levels for the Federal Agriculture Mortgage Association ("Farmer Mac") of (1) 2.50 percent of the aggregate on-balance sheet assets, (2) 0.45 percent of the unpaid balance of outstanding securities guaranteed by Farmer Mac and (3) a linked-percentage of aggregate assets. The President, on October 28, 1992, signed Public Law 102-552, the "Farm Credit Banks and Associations Safety and Soundness Act of 1992." The act was passed to enhance the financial soundness of Farm Credit System banks and associations and further supplemented capital requirements for Farm Credit System banks and associations.



The effects of any legislation or regulations implementing stricter capital or other regulatory standards upon the future business and operations of FNMA and FHLMC cannot be predicted.

                            INVESTMENT RESTRICTIONS

As the Prospectus states, a Portfolio may only invest in obligations authorized under the Federal Credit Union Act. This restriction may not be changed without the approval of the holders of a majority of the outstanding units of a Portfolio as described below. In addition, to meet the requirements of federal and state securities laws, each Portfolio has also adopted the following enumerated fundamental investment restrictions, none of which may be changed without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. A Portfolio may not:

  A. Invest in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of the Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by the Portfolio of securities collateralized by such obligations; and provided further that during normal market conditions each Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities.

  B. Invest in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of the Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Portfolio may be invested without regard to such 5% limitation and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

  C. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of the Portfolio,
  (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of the Portfolio and (d) the lending of securities in accordance with the investment objective of the Portfolio.

  D. Borrow money, except for temporary or short-term purposes, provided that the Portfolio maintains asset coverage of 300% for all such borrowing.

  E. Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

  F. Purchase or sell real estate, but this restriction shall not prevent the Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  G. Purchase or sell commodities or commodity contracts.

  H. Purchase any voting securities except of investment companies (solely to the extent permitted by the 1940 Act) and as otherwise consistent with its investment objective and policies, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against each Portfolio investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

  I. Act as an underwriter of securities.

  J. Issue senior securities as defined in the 1940 Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein, or (b) purchasing securities on a when-issued or delayed delivery basis, or (c) entering into a mortgage dollar roll.

  K. Purchase any security on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

  L. Make short sales of securities or maintain a short position.

  M. Write, purchase or sell puts, calls or combinations thereof.

Each Portfolio, to meet the requirements of state securities laws, has also adopted the following enumerated non-fundamental investment restrictions. A
Portfolio:

     (1) will prohibit the purchase or retention by such Portfolio of the securities of any issuer if the officers, directors or trustees of the Trust, its advisers, or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer;

     (2) will not invest (a) more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933; or (b) more than 10% of its net assets in restricted securities (including those eligible for resale under Rule 144A).

     (3) may invest up to 5% of its total assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

For purposes of the foregoing limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. In addition, securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of the foregoing limitations.

Borrowings by a Portfolio (if any) are not for investment leverage purposes but are solely for temporary or short-term purposes or to facilitate management of the Portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if such borrowings exceed 5% of the value of a Portfolio's assets. Mortgage dollar rolls that are not accounted for as financings shall not constitute borrowings.

The prohibition against short sales and short positions does not include transactions sometimes referred to as "short sales against the box" where a Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to matters required to be submitted to unitholders by the provisions of the 1940 Act, the term "majority of the outstanding units" of either the Fund or a Portfolio means the vote of the lesser of (i) 67% or more of the units of the Fund or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Fund or a Portfolio.


                     CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, the yield, the distribution rate and the total return of a Portfolio may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund's co-distributors on behalf of a
Portfolio.   Performance figures are calculated in the following manner:

Yield Calculations. The yield of a Portfolio is calculated by dividing the net investment income per unit (as described below) earned by a Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Portfolio's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                      Yield = 2[[((a-b)/cd) + 1] (6) - 1]
Where:

a =  dividends and interest earned during the period.

b =  expenses accrued for the period.

c = the average daily number of units outstanding during the period that were entitled to receive dividends.

d =  maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by a Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by a Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Distribution Rate Calculations. The distribution rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

Total Return Calculations. A Portfolio computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                            T = [(ERV/P) (1/n)] - 1
Where:

T = average annual total return.

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

P = hypothetical initial payment of $1,000.

n = period covered by the computation, expressed in terms of years.

Each Portfolio computes its cumulative total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating cumulative total return is as follows:

                                T = (ERV/P) - 1

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period (although a Portfolio may also publish non-standardized calculations without this assumption). Calculations of cumulative total return also assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges (such as a Portfolio's redemption fee for early withdrawal) at the end of the period covered by the computations (although, again, a Portfolio may also publish non-standardized calculations without this deduction). Year-to-year total return is calculated in a similar manner.

                              PERFORMANCE FIGURES

                                                                      Value of $1,000 Investment
                                                                      --------------------------
                                                                                              Commencement of Operations
                                                     Year Ending 8/31/95                       7/01/93 through 8/31/95
                                                     -------------------                      --------------------------
                       30-Day Period
                           Ending                 With                 Without                   With                 Without
                          08/31/95            Redemption Fee        Redemption Fee           Redemption Fee        Redemption Fee
                       -------------          --------------        --------------           --------------        --------------
TARGET MATURITY
PORTFOLIO (1996)

Yield                       6.66%                   N/A                    N/A                      N/A                   N/A

Distribution Rate           4.99%                   N/A                    N/A                      N/A                   N/A

Ending Redeemable
 Value at 8/31/95           N/A                  $1,059.76              $1,065.07                $1,081.00              $1,086.49

Average Annual
 Total Return               N/A                    5.98%                  6.51%                    3.66%                  3.90%

Cumulative Total
 Return                     N/A                    5.98%                  6.51%                    8.10%                  8.65%

                              PERFORMANCE FIGURES

                                                                     Value of $1,000 Investment
                                                                     --------------------------
                                                                                                Commencement of Operations
                                                     Year Ending 8/31/95                         2/15/94 through 8/31/95
                                                     -------------------                        --------------------------
                       30-Day Period
                           Ending                 With                 Without                   With                 Without
                          08/31/95            Redemption Fee        Redemption Fee           Redemption Fee        Redemption Fee
                       -------------          --------------        --------------           --------------        --------------

TARGET MATURITY
PORTFOLIO (FEB 97)

Yield                      7.28%                    N/A                   N/A                       N/A                   N/A



Distribution Rate          5.36%                    N/A                   N/A                       N/A                   N/A


Ending Redeemable
 Value at 8/31/95          N/A                   $1,069.41             $1,074.81                 $1,060.60             $1,065.88

Average Annual
 Total Return              N/A                     6.94%                 7.48%                     3.89%                 4.22%

Cumulative Total
 Return                    N/A                     6.94%                 7.48%                     6.06%                 6.59%

                              PERFORMANCE FIGURES

                                                                     Value of $1,000 Investment
                                                                     ---------------------------
                                                                                                Commencement of Operations
                                                   Year Ending 8/31/95                            5/23/94 through 8/31/95
                                                   --------------------                         --------------------------
                       30-Day Period
                           Ending                 With                 Without                   With                 Without
                          08/31/95            Redemption Fee        Redemption Fee           Redemption Fee        Redemption Fee
                       -------------          --------------        --------------           --------------        --------------

TARGET MATURITY
PORTFOLIO (MAY 97)

Yield                      7.15%                   N/A                     N/A                     N/A                   N/A

Distribution Rate          6.62%                   N/A                     N/A                     N/A                   N/A

Ending Redeemable
 Value at 8/31/95          N/A                  $1,071.64               $1,077.00                $1,081.50             $1,086.91

Average Annual
 Total Return              N/A                    7.16%                   7.70%                    6.33%                 6.75%

Cumulative Total
 Return                    N/A                    7.16%                   7.70%                    8.15%                 8.69%

From time to time a Portfolio's comparative performance may be advertised as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Business Week, Financial World and Forbes. In addition, the Fund may from time to time advertise the Portfolio's performance relative to certain indices and benchmark investments, including (a) the Lehman Brothers Government/Corporate Bond Index,
(b) Lehman Brothers Government Index, (c) Lehman Brothers ARM Index; (d) Lehman Brothers 1-2 year Government Index; (e) Lehman Brothers 1-3 year Government Index;(f) Merrill Lynch 1-2.99 Year Treasury Index, (g) Merrill Lynch 2-Year Treasury Curve Index, (h) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (i) the Payden & Rygel 2-Year Treasury Note Index, (j) 1-3 Year U.S. Treasury Notes, (k) constant maturity U.S. Treasury yield indices, (l) the Consumer Price Index, (m) the London Interbank Offered Rate, (n) other taxable investments such as certificates of deposit, money market mutual funds, repurchase agreements and commercial paper, and (o) historical data concerning the relative performance of adjustable and fixed-rate mortgage loans.

The composition of the securities in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

From time to time advertisements or communications to unitholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolios), as well as the views of Goldman, Sachs & Co. as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolios (such as the supply and demand of mortgage-related securities and the relative performance of different types of mortgage loans and mortgage-related securities as affected by prepayment rates and other factors).

In addition, advertisements or unitholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Performance data is based on historical results and is not intended to indicate future performance. Yield, total return and distribution rates will vary based on changes in market conditions, the level of interest rates, portfolio investments and portfolio expenses. The value of the Portfolios' units will fluctuate, and an investor's units may be worth more or less than their original cost upon redemption.

                               OTHER INFORMATION

GENERAL


The Prospectus for the Portfolios and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Portfolios' Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.


                             FINANCIAL STATEMENTS

The financial statements and related report of Arthur Andersen LLP, independent public accountants, contained in the 1995 Annual Report are hereby incorporated by reference. A copy of the Annual Report accompanies or has preceded this Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1022, Washington, DC 20036-5504, or by calling Goldman, Sachs & Co. at (800) 342-5828 or Callahan Financial Services, Inc. at (800) 237-5678.


                       DESCRIPTION OF SECURITIES RATINGS

A. LONG-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Moody's applies numerical modifiers l, 2, and 3 in the Aa category. The modifier 1 indicates that the company ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.

STANDARD & POOR'S RATINGS GROUP

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Capacity to pay interest and repay principal is very strong, and differs from AAA issues only in small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA category.

r:   A rating may be modified by the addition of an "r" rating to highlight derivative, hybrid and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


* The ratings system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.


DUFF & PHELPS, INC.

AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers AA+, AA, and AA- in the AA category for long-term fixed income securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category; the modifier AA indicates a mid-range ranking; and the modifier AA-indicates that the issue ranks in the lower end of the AA category.

FITCH INVESTORS SERVICE INC.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments; short-term debt of these issuers is generally rated F-1+.

Fitch applies plus (+) and minus (-) modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or
AA-.

IBCA LIMITED AND IBCA INC.

AAA: Obligations which are rated AAA are considered to have the lowest expectations of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA: Obligations which are rated AA are considered to have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

THOMSON BANKWATCH, INC.


AAA: The highest category; indicates the ability to repay principal and interest on a timely basis is extremely high.

AA:The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.


B.   SHORT-TERM RATINGS

MOODY'S INVESTORS SERVICE, INC.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

P-1: Issuers or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

-    Leading market positions in well established industries.

-    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS, INC.

Duff & Phelps' short-term debt ratings apply to all obligations with maturities under one year.

Duff 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by good fundamental protection factors. Risk factors are minor.

Duff 2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing internal funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus, in the Duff 1 top grade category for commercial paper and certificates of deposits. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment; short-term liquidity is outstanding and safety is just below risk-free U.S. Treasury short-term obligations. The rating Duff 1 indicates a very high certainty of timely payment; liquidity factors are excellent and risk factors are minor. The rating Duff 1 minus indicates a high certainty of timely payment; liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus (+) sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by the capacity for timely repayment. A plus (+) sign is added to those issues determined to possess a particularly strong credit feature.

A2: Short-term obligations rated A2 are supported by a good capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

The TBW short-term ratings apply only to unsecured instrument that have a maturity of one year or less.

The TBW short-term ratings specifically assess the likelihood of an untimely or incomplete payment of principal and interest.

TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high a for issues rated "TBW-1".

                             ---------------------
                                     TRUST
                                     -----
                               for Credit Unions
                             ---------------------




                                 Annual Report
                               -----------------
                                August 31, 1995

Dear TCU Investor,

     The 12-month period ended August 31, 1995 has been an eventful one, for both the financial markets and the Trust for Credit Unions. We are pleased to report that in a challenging environment TCU maintained its market share with assets of over $1.4 billion to date, which made up approximately 50% of total credit union mutual fund investments.*

     For the past year, credit union lending rose approximately 14% -- one of the highest levels ever -- while shares grew by approximately 3.0%.* As a result, credit unions shortened the maturities on their investment portfolios in order to increase liquidity. While total credit union investments declined 10% to $105 billion in the 12 months ended June 30, 1995, none of the decline came from the less than one year to maturity category, which stayed constant at $62 billion.* TCU provides two alternatives, the TCU Money Market Portfolio and the TCU Government Securities Portfolio, for credit unions targeting the short end of the yield curve.

     Investor sensitivity to derivatives continued during the past year, resulting in a dramatic decline in the demand for some of the more esoteric and volatile instruments. In the case of the TCU portfolios, we want to assure you that higher risk mortgage derivatives such as super floaters and inverse floaters have never played a major role in our strategy. We have used these instruments in very small percentages, for hedging purposes and, in certain cases, for incremental expected return, and have managed the investments extremely carefully.

     The rapidly changing investment climate during the past year demonstrates the importance of combining Goldman Sachs Asset Management's professional investment expertise with Callahan Financial Services' in-depth understanding of the needs of credit unions. The TCU portfolios' positive performance reflects the results of careful management of duration, sector and security selection as well as the use of tactical trading strategies to profit from shorter term opportunities.

     As always, we appreciate the opportunity to serve you and look forward to offering innovative solutions to meet your investing needs in the years ahead.

Sincerely,

/s/ Marcia L. Beck                      /s/ William F. Connors

Marcia L. Beck                          William F. Connors
President                               President
Trust for Credit Unions                 Callahan Financial Services, Inc.
Director, Mutual Funds Group
Goldman Sachs Asset Management


/s/ Robert F. Deutsch

Robert F. Deutsch
Vice President
Goldman Sachs Asset Management
September 29, 1995

* Source: Callahan & Associates, Inc.

Dear TCU Investor,

     We are pleased to review the past performance of each of the Trust for Credit Unions portfolios for the one-year period ending August 31, 1995. To help put the portfolios' performance in perspective, the following is a brief overview of some of the key events affecting the economy and financial markets during the period.

Economic Review:

After a Difficult 1994, the Bond Market Staged a Powerful Rally

     Rising interest rates took their toll on the U.S. bond market in 1994, making it one of the most difficult years for bonds in recent memory. Starting in January 1995, however, the bond market staged a rally that gained momentum through midyear, fueled by slowing economic growth and relatively contained inflation. In July and August, the bond market experienced a mild correction, but by the end of August, bonds were again trending upward.

Robust Economy Faltered in March, but Later Recovered

     The economy accelerated during the first half of the fund's fiscal year, from September 1994 through February 1995. Real Gross Domestic Product (GDP) grew at 4.0% and 5.1% in the third and fourth quarters of 1994, respectively. Job growth, real disposable income, consumer spending, and sales of new and existing homes all exhibited impressive strength.

     The high-flying economy began losing altitude in March and weakened further during the second quarter, fanning fears of a more serious downturn. For the first quarter of 1995, GDP increased at 2.7%, down sharply from the preceding quarters. Other troubling indicators included weakening employment, declining consumer spending, a dramatic drop in the purchasing manager's index and a downward trending Index of Leading Economic Indicators.

     Following a spring dominated by generally poor economic readings, the economy appeared to begin to revive in midsummer. The economy's response to previous tightenings had begun to fade, and what appeared to be an inventory correction cycle had come to an end. By August, employment, housing, construction spending, auto sales and several other indicators showed some signs of improvement. Furthermore, second-quarter real GDP growth -- originally estimated as 0.5% --was revised upward to 1.1%.

Fed Raises Rates Twice During the Period, Then Cuts in July

     To head off a resurgence in inflation in the midst of a booming economy, the U.S. Federal Reserve raised the federal funds rate by 75 basis points in November 1994 and by an additional 50 basis points in February 1995. All told, the Fed had raised rates seven times in its tightening cycle, by a total of 300 basis points, to 6.00%.

     The Fed then remained neutral through early July 1995, when it reversed course. Prompted by receding inflationary pressures and a weakening economy, the Fed cut the federal funds rate 25 basis points to 5.75%.

     The shape of the yield curve began flattening dramatically starting with the November rate increase and continuing through the first half of 1995. The yield on six-month Treasury bills rose from 5.02% on August 31, 1994 to approximately 5.51% on August 31, 1995, due in large part to the Fed's actions. For the same time period, the yield on the 30-year U.S. Treasury bond fell dramatically, from 7.45% a year ago to 6.65%.

                        Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]

                              8/31/94           8/31/95
3 Month                       4.66              5.44
6 Month                       5.02              5.51
1 Year                        5.53              5.63
2 Year                        6.14              5.85
3 Year                        6.42              5.94
5 Year                        6.80              6.07
10 Year                       7.17              6.29
30 Year                       7.45              6.65

                                                        Source:  Bloomberg, L.P.

                  The yield curve flattened considerably and shifted downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.


A Challenging ARM Market

     Interest rate fluctuations throughout the period under review had a direct impact on the mortgage-backed securities market. In particular, adjustable rate mortgage securities (ARMs), a key holding in the non-money market TCU portfolios, went through three distinct phases during the past 12 months.

 .    At the start of the portfolio's fiscal year on September 1, 1994, spreads between ARMs and Treasuries widened due to the fear that ARMs would reach their periodic caps (the maximum their coupons can be raised within a specified time period) in the rising interest rate environment.

 .    This situation generally persisted through January 1995, at which point the
     ARM market entered a second phase: as interest rates stabilized, cap risk declined and the prospects for ARMs brightened. This favorable ARM environment continued through late spring, until interest rates began to decline.

 .    Starting approximately in June 1995, spreads between ARMs and Treasuries began widening again, this time a result of increased prepayment risk based on the assumption homeowners would refinance their mortgages at lower rates. Currently, we believe that prepayment risk is fully reflected in ARM prices, and ARMs are now at attractive valuations.

Economic Outlook: Slow Growth Ahead With Inflation Under Control

     Though the signals are still somewhat mixed, the economy appears to have regained some of its upward momentum and seems to be back on track for a period of slow growth and relatively contained inflation, making an additional Fed rate reduction less likely. However, the Fed may make one more precautionary cut by year end, an event that has already been factored into the market.

-----------------------

TCU Money Market Portfolio

Objective

     The objective of the TCU Money Market Portfolio (MMP) is to maximize current income, preserve capital and maintain liquidity through investments in high-quality money market instruments authorized under the Federal Credit Union Act.

Performance Review

     For the 12-month period ended August 31, 1995, the TCU Money Market Portfolio had a total return of 5.56%, outperforming Donoghue's All-Taxable Money Market Index by 31 basis points. As of August 31, 1995, the portfolio had a seven-day current yield of 5.67% and an effective yield of 5.83%./1/

Portfolio Composition and Investment Strategies

     In order to meet the liquidity needs of credit unions in a volatile interest rate environment, we significantly increased our investment in repurchase agreements (repos) from 37% to 72.4% of the portfolio's assets during the period under review. As of August 31, 1995, other portfolio positions included 10.4% in bank notes, 5.2% in U.S. government agency securities, 4.2% in bankers' acceptances, 3.9% in certificates of deposit (CDs), 2.6% in time deposits and 1.3% in domestic Eurodollar CDs.


------------------------------
/1/ Please note that an investment in the portfolio is neither insured nor guaranteed by the U.S. government. There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00.

     During the first half of the portfolio's fiscal year (September 1994 to February 1995), we shortened the portfolio's average maturity as interest rates rose in order to maintain a yield that was competitive with alternative overnight investments. As it became apparent that the Fed had completed its tightening cycle, the portfolio's average maturity was lengthened.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

Repurchase Agreements                                 72.4%
Bank Notes                                            10.4%
U.S. Gov't Agency Discount Notes                       5.2%
Bankers Acceptances                                    4.2%
Certificates of Deposit                                3.9%
Time Deposits                                          2.6%
Domestic Eurodollar Certificates of Deposit            1.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We will continue to emphasize high-quality investments and will structure the portfolio in an effort to remain competitive with other short-term alternatives. Going forward, we expect the portfolio to operate with a relatively short average maturity of 10 to 20 days.

TCU Government Securities Portfolio

Objective

     The TCU Government Securities Portfolio (GSP) seeks high current income consistent with low principal volatility. Operating since July 10, 1991, the portfolio invests primarily in ARMs issued by the U.S. government, its agencies or instrumentalities. The portfolio's target duration is six months to one year. As of August 31, 1995, its actual duration was 0.70 years, almost the same as the duration of the portfolio's benchmark, which was 0.75 years.

Performance Review

     For the 12 months ended August 31, 1995, the TCU GSP achieved a total return of 5.82% (6.01% in dividend income and -0.19% in price depreciation), compared with 6.25% for the nine-month Treasury average. (Please note that we have substituted the nine-month Treasury return for the one-year constant maturity Treasury (CMT) quoted in last year's annual report because we are managing the portfolio's duration to under one year. The nine-month Treasury return is calculated by averaging the six-month Treasury bill and the one-year Treasury bill.)

     The portfolio's underperformance compared with its benchmark was primarily caused by the widening spreads of ARMs relative to Treasuries. The portfolio's large ARM position (86.4%) felt the impact of these widening spreads, making ARMs less valuable than equal-duration Treasuries. The portfolio performed well, however, compared with its peers. TCU GSP ranked 24th out of 72 adjustable rate mortgage funds based on total return for the 12 months ended August 31, 1995, according to Lipper Analytical Services, Inc.

 .    The portfolio's net asset value (NAV) declined slightly during the period, from $9.78 on August 31, 1994 to $9.76 on August 31, 1995, as a result of the yield on the one-year Treasury rising 10 basis points during the period.

 .    During the period, the portfolio's distribution rate rose 112 basis points to 6.25% on August 31, 1995 as ARM coupons continued to reset at higher levels. The portfolio's 30-Day SEC Yield rose to 6.09% as of August 31, 1995, up from 4.85% a year earlier.

Portfolio Composition and Investment Strategies

     The portfolio composition has remained much the same during this fiscal year as it was last year, with primary emphasis on ARMs (86.4%) indexed to the one-year CMT. In addition, the portfolio held a small position (3.1%) in Small Business Administration (SBA) loans and 0.4% in sequential-pay collateralized mortgage obligations (CMOs). To help manage duration, we maintained an 8.1% position in repurchase agreements (repos)/cash equivalents.

     We believe that when used knowledgeably and very sparingly, derivatives can improve a portfolio's performance. To this end, as of August 31, 1995, the portfolio included a 2% position in super floaters. Because their sensitivity to interest rate movements and coupon resets is approximately four times greater than regular floaters, super floaters contributed to the portfolio's positive performance when rates increased during the summer of 1995.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  86.4%
Repos/Cash Equivalents                                 8.1%
SBAs                                                   3.1%
Super Floaters                                         2.0%
Sequentials                                            0.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We see ARMs as being favorably priced in the current environment. In general, they continue to provide attractive yields versus comparable-duration Treasuries. Furthermore, we believe that prepayment fears have been fully priced into the market, creating upside potential should prepayments increase less than the market anticipates.

TCU Mortgage Securities Portfolio

Objective

     The TCU Mortgage Securities Portfolio (MSP), which commenced operations on October 9, 1992, seeks high current income consistent with relatively low principal volatility. The portfolio invests in adjustable rate and fixed rate mortgage securities issued by the U.S. government, its agencies or instrumentalities and in mortgage securities rated AA or better by nationally recognized rating agencies. The portfolio's target duration is the same as that of the two-year Treasury note; its actual duration was 1.84 years as of August 31, 1995, exactly in line with its benchmark.

Performance Review

     The portfolio's total return was 8.20% for the 12-month period ended August 31, 1995 (6.92% from dividend income and 1.28% from price appreciation), compared with 7.55% for the two-year Treasury note, the portfolio's benchmark.

     In addition to outperforming its Treasury benchmark, the portfolio also performed well relative to its peers. For the 12 months ended August 31, 1995, the portfolio ranked 22nd out of 129 short-term U.S. government funds based on total return, according to Lipper Analytical Services, Inc.

     The portfolio's term structure contributed to its outperformance relative to its benchmark. The portfolio includes mortgage-backed securities with a range of maturities that have both shorter and longer cash flows than the benchmark. When the yield curve flattened, it was more advantageous to have cash flows distributed along the curve rather than concentrated like the benchmark's "bulleted" structure (with maturities at two years).

     The portfolio's NAV was $9.74 on August 31, 1995, up $0.12 since last year, due primarily to the decline in interest rates.

Portfolio Composition and Investment Strategies

     Over the 12-month period ended August 31, 1995, we reduced the portfolio's holdings in sequential-pay CMOs from 47.5% to 15.5% of the portfolio's assets, and increased its investment in ARMs from 18.1% to 44.4%. As the price of sequentials increased, we took advantage of tighter spreads versus equal-duration Treasuries and sold a portion of our holdings in favor of ARMs with wider spreads.

     To increase the portfolio's expected return, we added a 3.4% position in mezzanine CMOs. Mezzanines are a "tranche," or class of CMO, that ranks in between senior classes (lower credit risk, lower yielding) and subordinate classes (higher credit risk, higher yielding).

     The portfolio held a 2.9% position in floaters, down slightly from its 3.2% holding a year earlier, which added slight incremental return over Treasuries.

     We managed the portfolio's duration by weighting its positions in U.S. Treasuries and repos/cash equivalents according to our need to shorten or lengthen the portfolio's duration. Over the 12-month period, the portfolio's holdings in U.S. Treasuries were increased from 1.8% to 19.6%, while repos/cash equivalents decreased from 12.7% of the portfolio to 0.5%.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  44.4%
U.S. Treasuries                                       19.6%
Sequentials                                           15.5%
PACs                                                   9.6%
Fixed Pass-Throughs                                    4.0%
Mezzanine CMOs                                         3.4%
Floaters                                               2.9%
Repos/Cash Equivalents                                 0.5%
Inverse Floaters                                       0.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Looking Forward

     We believe ARMs are attractively priced versus comparable-duration Treasuries. With prepayment risk already factored into the market, we view ARMs as having upside potential should prepayments increase more slowly than current market expectations. In addition, with the lack of new issue supply in the CMO market, this sector continues to offer value relative to Treasuries.

---------------------------

TCU Target Maturity Portfolios

Objectives

     The TCU Target Maturity Portfolios (TMPs) have dual objectives: to seek a high level of current income and to return $10 per unit to investors at or about three years after the portfolio's inception. However, there is no assurance that these objectives will be achieved. The portfolios invest primarily in mortgage-related securities issued by the U.S. government, its agencies or instrumentalities and in privately issued mortgage-related securities.

                                            Portfolio
                    U.S. Treasury        Duration as of        Commencement of
 Portfolio            Benchmark              8/31/95             Operations
------------       --------------        --------------        ---------------
TMP (1996)         4.25% due 5/96           0.78 years              7/1/93
TMP (Feb 97)       4.75% due 2/97           1.42 years             2/15/94
TMP (May 97)       6.50% due 5/97           1.57 years             5/23/94

Target Maturity Portfolio (1996)

Performance Review

     The portfolio's total return for the 12 months ended August 31, 1995 was 6.51% (6.13% from dividend income and 0.38% from price appreciation), compared with 6.40% for the 4.25% U.S. Treasury note due May 1996, the portfolio's benchmark. The portfolio outperformed the benchmark by 11 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio's NAV rose $0.04 during the period to $9.59 on August 31, 1995. As the portfolio gets closer to its maturity, we have intentionally decreased its duration to 0.78 years from 1.66 years last August.

Portfolio Composition Highlights

     As of August 31, 1995, the portfolio was 47.6% invested in ARMs, up from 7.4% one year ago. During the period, we have decreased our holdings in sequential-pay CMOs and planned amortization class (PAC) CMOs to 16.3% and 6.2% of the portfolio, respectively. We believe that the ARM sector currently represents better value than sequentials or PACs, which are trading at tighter spreads.

     The portfolio also included a 4.2% position in floaters and 0.1% in inverse floaters, held for their incremental yield and expected total return. We managed the portfolio's duration by balancing the U.S. Treasury position with the repo/cash equivalents holdings, weighting one versus the other at different times in response to the changing interest rate environment. To this end, as of August 31, 1995, the portfolio held a 23.7% position in U.S. Treasuries and a 1.9% position in repos/cash equivalents.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  47.6%
U.S. Treasuries                                       23.7%
Sequentials                                           16.3%
PACs                                                   6.2%
Floaters                                               4.2%
Repos/Cash Equivalents                                 1.9%
Inverse Floaters                                       0.1%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (Feb 97)

Performance Review

     During the 12-month period ended August 31, 1995, the portfolio realized a total return of 7.48% (6.64% from dividend income and 0.84% from price appreciation), compared with 7.19% for the portfolio's benchmark, the 4.75% U.S. Treasury note due in February 1997. The portfolio outperformed the benchmark by 29 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio's NAV increased $0.08 during the period, rising to $9.71 as of August 31, 1995.

Portfolio Composition Highlights

     We increased the portfolio's holdings in ARMs to 39.5% as of August 31, 1995, up from 3.5% a year earlier, and cut its sequential-pay CMOs to 38.1%, down from 69.1% last year. As was the case with the other TCU TMPs, we expect greater performance potential from attractively valued ARMs, which are trading at wider spreads than sequentials. Sequential-pay CMOs still represent a major position in the portfolio since they offer attractive yields relative to Treasuries.

     Also included in the portfolio were 3.3% in floaters, down slightly from 3.7% a year earlier. We managed the portfolio's duration to the benchmark's duration, primarily by holding U.S. Treasuries (18.9%).

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  39.5%
Sequentials                                           38.1%
U.S. Treasuries                                       18.9%
Floaters                                               3.3%
Cash Equivalents                                       0.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Target Maturity Portfolio (May 97)

Performance Review

     The portfolio achieved a total return of 7.70% for the 12-month period ended August 31, 1995 (6.85% from dividend income and 0.85% from price appreciation), compared with 7.50% for the fund's benchmark, the 6.50% U.S. Treasury note due in May 1997. The portfolio outperformed the benchmark by 20 basis points, primarily due to the successful use of ARMs and sequential-pay CMO securities that provided incremental returns over Treasuries. The portfolio closed its fiscal year with its NAV at $9.99, an increase of $0.08 from August 31, 1994.

Portfolio Composition Highlights

     As of August 31, 1995, 52.1% of the portfolio was invested in ARMs, up from 14.1% a year earlier. The portfolio's second largest grouping was 29.6% in sequential-pay CMOs, a decrease from its 45.7% position in the previous year.

     During the period, we added a 2.7% position in inverse floaters, held for their incremental yield and potential incremental return. The portfolio also held 13.7% in U.S. Treasuries and 1.9% in cash equivalents, both of which were used to manage the portfolio's duration to the benchmark's duration.

                 Portfolio Composition as of August 31, 1995*

                           [PIE CHART APPEARS HERE]

ARMs                                                  52.1%
Sequentials                                           29.6%
U.S. Treasuries                                       13.7%
Inverse Floaters                                       2.7%
Cash Equivalents                                       1.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

Investment Strategy and Outlook for TCU TMPs

     Despite recent weakening in the mortgage market and possible near-term volatility, we view ARMs as offering attractive value over Treasuries of comparable duration. In addition, we believe CMOs add incremental yield and expected return over comparable-duration Treasuries.

     As the TCU TMPs approach maturity, we anticipate shifting the portfolios' allocation to shorter duration mortgage securities.

Distribution Policy

     As required by tax law, all mutual funds, including the TCU portfolios, must either distribute substantially all of the taxable income they generate each year or will be subject to an excise tax on any undistributed income.

 .    For the TCU Money Market Portfolio, substantially all of the net investment income and net short-term capital gains will be declared as a dividend on a daily basis and paid monthly. If the portfolio were to realize any net long-term capital gains, they would be distributed at year end.

 .    For the TCU Government Securities Portfolio and Mortgage Securities
     Portfolio, we pay monthly dividends based on the income each portfolio is expected to generate during the month. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will increase and as interest rates decline, dividends will be reduced). In addition, because these TCU portfolios invest in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times, a portfolio may distribute amounts above or below current income levels. Any excess income, overdistributions or net capital gains generated will be paid out in a special distribution or adjusted at year end.

 .    For the TCU Target Maturity Portfolios, the monthly dividends are based on the prevailing interest rates at the time of each portfolio's inception. For these portfolios, the monthly dividends are held constant despite any changes in interest rates or changes in the rate of prepayments. As noted above, any excess income, overdistribution or net capital gains generated are paid out or adjusted at year end. The amount of these year end adjustments may be more significant than in portfolios in which the dividend is reset each month. In December 1994, the TCU TMP (1996) and TMP (Feb 97) paid special dividends of $0.0893 per share and $0.0987 per share, respectively.

     As always, we appreciate your support and we will continue to seek out attractive and rewarding investment opportunities in the future.

Sincerely,

/s/ Laurie H. Wollmuth

Laurie H. Wollmuth
Portfolio Manager
TCU Money Market Portfolio


/s/ Jonathan A. Beinner                   /s/ Theodore T. Sotir

Jonathan A. Beinner                       Theodore T. Sotir
Portfolio Manager                         Portfolio Manager
        TCU Government Securities Portfolio
        TCU Mortgage Securities Portfolio
        TCU Target Maturity Portfolio (1996)
        TCU Target Maturity Portfolio (Feb 97)
        TCU Target Maturity Portfolio (May 97)

Goldman Sachs Asset Management
September 29, 1995

                            TRUST FOR CREDIT UNIONS
                            PERFORMANCE COMPARISON

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended August 31, 1995. Each of the Trust for Credit Union portfolios is compared to its benchmarks assuming the following initial investment:

                                                  Initial
             Portfolio                           Investment                        Compare to:
-----------------------------------------------  ----------  -------------------------------------------------------------
Government Securities ("GSP"):                   $  100,000  Lehman Brothers Mutual Fund Adjustable Rate Mortgage
                                                             Index ("Lehman ARM Index")(c); Lehman Brothers Mutual
                                                             Fund Short (1-2) Government Index ("Lehman 1-2 Gov't
                                                             Index"); 1-Year U.S. Treasury Bill ("1-year T-Bill"); 6-Month
                                                             U.S. Treasury Bill ("6-month T-Bill").
Mortgage Securities ("MSP"):                     $  500,000  Lehman ARM Index; Lehman Brothers Mutual Fund Short
                                                             (1-3) Government Index ("Lehman 1-3 Gov't Index");
                                                             2-Year U.S. Treasury Bill ("2-year T-Bill").
Target Maturity (1996) ("TMP (1996)"):           $1,000,000  Lehman ARM Index; Lehman 1-2 Gov't Index; 4.25% U.S.
                                                             Treasury Bill due 05/15/96 ("T-Bill 4.25%").
Target Maturity (Feb 97) ("TMP (Feb 97)"):       $1,000,000  Lehman ARM Index; Lehman 1-3 Gov't Index; 4.75% U.S.
                                                             Treasury Bill due 02/15/97 ("T-Bill 4.75%").
Target Maturity (May 97) ("TMP (May 97)"):       $1,000,000  Lehman ARM Index; Lehman 1-3 Gov't Index; 6.50% U.S.
                                                             Treasury Bill due 05/15/97 ("T-Bill 6.50%").

All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                        Government Securities Portfolio

                             [GRAPH APPEARS HERE]

                        GSP         Lehman ARM Index(c)     Lehman 1-2 Gov't Index      1-year T-Bill(g)     6-month T-Bill
8/1/91(b)               $100,000                                      100,000                100,000            100,000
8/31/91                 $100,565                                      101,250                100,832            100,603
1/1/92                                 103,133
8/31/92                 $107,303       108,179                        110,607                107,760            106,172
8/31/93                 $111,661       114,961                        116,102                111,873            109,850
8/31/94                 $114,266       115,868                        118,784                114,846            113,692
8/31/95                 $120,920       125,399                        127,130                122,280            120,538

Average Annual Total Return: One Year - 5.82%
                             Since Inception (a) - 4.80%

                        Mortgage Securities Portfolio

                             [GRAPH APPEARS HERE]

                        MSP         Lehman ARM Index     Lehman 1-3 Gov't Index      2-year T-Bill
11/1/92(b)              $500,000              500,000                    500,000            500,000
8/31/93                 $532,570              532,860                    526,097            526,329
8/31/94                 $537,871              537,066                    535,052            534,055
8/31/95                 $581,995              581,250                    574,700            574,400

Average Annual Total Return: One Year - 8.20%
                             Since Inception (a) - 5.30%

                            TRUST FOR CREDIT UNIONS
                            PERFORMANCE COMPARISON

                       Target Maturity Portfolio (1996)

                             [GRAPH APPEARS HERE]

                 TMP(1996)(d)   TMP(1996)(e)    Lehman ARM Index     Lehman 1-2 Gov't Index      T-Bill 4.25%
7/1/93(a)          $1,000,000      1,000,000           1,000,000                  1,000,000         1,000,000
8/31/93             1,011,929      1,011,929           1,010,527                  1,009,116         1,012,517
8/31/94             1,020,110      1,020,110           1,018,503                  1,032,430         1,023,716
8/31/95             1,086,492      1,080,851           1,102,300                  1,105,000         1,089,206

Average Annual Total Return:

TMP(1996)(d)    One Year -- 6.51%
                Since Inception (a) -- 3.90%

TMP(1996)(e)    One Year -- 5.98%
                Since Inception (a) -- 3.66%

                      Target Maturity Portfolio (Feb 97)

                             [GRAPH APPEARS HERE]

                 TMP(Feb 97)(d)   TMP(Feb 97)(e)    Lehman ARM Index     Lehman 1-3 Gov't Index      T-Bill 4.75%
3/1/94(b)            $1,000,000        1,000,000           1,000,000                  1,000,000         1,000,000
8/31/94                 996,630          996,630             999,122                  1,007,226           996,823
8/31/95               1,071,183        1,065,692           1,081,300                  1,081,800         1,068,531

Average Annual Total Return:

TMP(Feb 97)(d)  One Year -- 7.48%
                Since Inception (a) -- 4.22%

TMP(Feb 97)(e)  One Year -- 6.94%
                Since Inception (a) -- 3.89%

                      Target Maturity Portfolio (May 97)

                             [GRAPH APPEARS HERE]

                 TMP(May 97)(d)   TMP(May 97)(e)    Lehman ARM Index     Lehman 1-3 Gov't Index      T-Bill 6.50%
6/1/94(b)            $1,000,000        1,000,000           1,000,000                  1,000,000        1,000,000
8/31/94               1,013,022        1,013,022           1,013,254                  1,014,840        1,015,554
8/31/95               1,091,028        1,085,598           1,096,600                  1,090,000        1,091,600

Average Annual Total Return:

TMP(May 97)(d)  One Year -- 7.70%
                Since Inception (a) -- 6.75%

TMP(May 97)(e)  One Year -- 7.16%
                Since Inception (a) -- 6.33%

(a) The Government Securities, Mortgage Securities, Target Maturity (1996), Target Maturity (Feb 97), and Target Maturity (May 97) portfolios commenced operations July 10, 1991, October 9, 1992, July 1, 1993, February 15, 1994 and May 23, 1994, respectively.

(b) For comparative purposes, initial investments are assumed to be made on the first day of the month following each portfolio's inception.

(c) The calculation of The Lehman ARM Index was initiated for the month ending January 31, 1992. For comparative purposes in this graph, an initial investment for this index is assumed on January 1, 1992, at a value equal to the Government Securities portfolio's investment at such date.

(d)   Does not include effect of redemption fee.

(e) Includes effect of 0.50% redemption fee, assuming redemption at the end of the period presented.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Unitholders and Trustees of
 Trust for Credit Unions:

     We have audited the accompanying statements of assets and liabilities of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), the Target Maturity Portfolio (Feb 97) and the Target Maturity Portfolio (May 97)), including the statements of investments as of August 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Trust for Credit Unions as of August 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                               ARTHUR ANDERSEN LLP

Boston, Massachusetts,
October 2, 1995

                            TRUST FOR CREDIT UNIONS

                              -------------------

                            MONEY MARKET PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)

Principal               Interest                 Maturity              Amortized
 Amount                   Rate                     Date                  Cost
---------               --------                 --------              ---------
                              Bank Notes (10.5%)
Bank of America
$ 15,000                  5.74%                  09/11/95               $ 15,000
First Bank of  Minneapolis
  15,000                  5.80                   09/15/95                 15,000
PNC Bank,  N.A.
  10,000                  5.88                   09/27/95                 10,000
                                                                        --------
          Total Bank Notes...............................               $ 40,000
                                                                        --------
                          Bankers' Acceptances (4.3%)
Chemical Bank
$  5,500                  5.78%(a)               10/23/95               $  5,455
Corestates Bank
   3,000                  5.81(a)                09/14/95                  2,994
   2,847                  5.81(a)                10/17/95                  2,826
NationsBank of Georgia, N.A.
   5,000                  5.77(a)                10/13/95                  4,966
                                                                        --------
          Total Bankers' Acceptances.....................               $ 16,241
                                                                        --------
                        Certificates of Deposit (3.9%)
National Bank of Detroit
$ 15,000                  5.78%                  09/21/95               $ 15,000
                                                                        --------
                  Certificates of Deposit - Eurodollar (1.3%)
Bankers Trust Co.,  London
$  5,000                  5.75%                  09/01/95               $  5,000
                                                                        --------
                              Time Deposit (2.6%)
Fifth Third Bancorp
$ 10,000                  5.90%                  09/20/95               $ 10,000
                                                                        --------
                   U.S. Government Agency Obligations (5.2%)
Federal  National Mortgage Association
$ 20,000                  5.78%(a)               09/28/95               $ 19,914
                                                                        --------
                         Repurchase Agreements (72.6%)
Joint Repurchase Agreement Accounts
$100,000                  5.84%                  09/01/95               $100,000
 102,300                  5.85                   09/01/95                102,300
Nomura Securities, dated 08/02/95,
 repurchase price $50,345 (FNMA:
 $20,100, 7.00%, 05/01/08; $8,740, 7.50%,
 06/01/09; $22,965, 6.00%, 10/01/08)
  50,000                  5.77                   09/14/95                 50,000
Nomura Securities, dated 08/04/95,
 repurchase price $25,180 (FNMA:
 $26,105, 7.50%, 06/01/09)
  25,000                  5.77                   09/18/95                 25,000
                                                                        --------
          Total Repurchase Agreements....................               $277,300
                                                                        --------
          Total Investments..............................               $383,455(b)
                                                                        ========

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) The rate disclosed for this security represents the yield to maturity.
(b) The amount stated also represents aggregate cost for federal income tax purposes.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                        GOVERNMENT SECURITIES PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (91.7%)
Adjustable Rate Federal Home Loan Mortgage Corp.
 (FHLMC)(a)  (27.1%)
$ 2,227                   7.36%                  04/01/18               $  2,298
 13,261                   7.68                   05/01/18                 13,669
  2,393                   7.63                   01/01/19                  2,463
  6,244                   7.67                   01/01/21                  6,440
  6,845                   7.56                   02/01/22                  7,001
 33,615                   7.62                   02/01/22                 34,629
 32,841                   7.58                   04/01/22                 33,833
 14,557                   7.53                   06/01/24                 14,965
  6,430                   7.61                   07/01/27                  6,536
  7,488                   7.52                   04/01/28                  7,633
  3,450                   7.63                   07/01/29                  3,519
 10,418                   7.74                   05/01/31                 10,672
                                                                        --------
          Total Adjustable Rate FHLMC....................               $143,658
                                                                        --------
Adjustable Rate Federal National Mortgage Association
 (FNMA)(a)  (51.9%)
$ 4,957                   7.01%                  03/01/17               $  4,997
  3,462                   7.98                   11/01/17                  3,564
  5,697                   7.22                   12/01/17                  5,811
  6,293                   7.69                   08/01/18                  6,436
  2,045                   7.48                   11/01/18                  2,093
 30,690                   7.37                   06/01/19                 31,329
  3,486                   7.39                   07/01/19                  3,559
  7,378                   7.00                   12/01/19                  7,359
  5,512                   7.76                   03/01/20                  5,687
  2,950                   7.59                   05/01/20                  3,021
 21,443                   7.33                   04/01/21                 21,875
 45,659                   7.63                   09/01/21                 46,964
  2,826                   7.61                   10/01/21                  2,868
 $2,115                   7.63%                  11/01/21               $  2,166
  3,159                   7.98                   02/01/22                  3,261
 31,402                   7.80                   09/01/22                 32,399
  6,779                   7.67                   07/01/27                  6,929
  4,755                   7.32                   10/01/27                  4,858
 51,484                   7.75                   01/01/31                 53,116
 17,000                   6.31                   02/01/31                 17,042
  9,309                   8.26                   02/01/32                  9,583
                                                                        --------
          Total Adjustable Rate FNMA.....................               $274,917
                                                                        --------
Adjustable Rate Government National Mortgage
 Association (GNMA)(a)  (3.8%)
$20,063                   7.00%                  06/20/24               $ 20,381
                                                                        --------
Adjustable Rate Small Business Administration
 (SBA)(a)  (3.0%)
$15,993                   7.13%                  09/25/17               $ 16,138
                                                                        --------
               Collateralized Mortgage Obligations (CMOs) (5.9%)
Adjustable Rate CMOs(a)  (3.5%)
FNMA REMIC Trust 1990- 145, Class A
$18,509                   6.76%                  12/25/20               $ 18,427
                                                                        --------
Planned Amortization Class Interest-Only (PAC IO)
 CMOs (0.0%)
FNMA REMIC Trust 1991-120, Class H
$    26                   484.26%(b)             06/25/00               $     58
                                                                        --------
Sequential Fixed Rate CMOs  (0.4%)
FHLMC Series 1278, Class E
$   176                   7.00%                  12/15/18               $    176


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                 GOVERNMENT SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)
Sequential Fixed Rate CMOs--(Continued)
FNMA REMIC Trust 1991-82, Class PH
$ 1,781                 8.00%                    11/25/18               $  1,776
                                                                        --------
          Total Sequential Fixed Rate CMOs...............               $  1,952
                                                                        --------
Super Floater CMOs(a)  (2.0%)
FNMA REMIC Trust 1992-157, Class FA
$10,969                 2.91%                    03/25/04               $ 10,393
                                                                        --------
          Total CMOs.....................................               $ 30,830
                                                                        --------
          Total Mortgage Backed Obligations (cost
           $492,090).....................................               $485,924
                                                                        --------
                         Repurchase Agreements (7.5%)
Joint Repurchase Agreement Account
$39,600                 5.84%                    09/01/95               $ 39,600
                                                                        --------
          Total Repurchase Agreements (cost $39,600).....               $ 39,600
                                                                        --------
          Total Investments  (cost $531,690(c))..........               $525,524
                                                                        ========
--------------------------------------------------------------------------------
Federal Income Tax Information:
 Gross unrealized gain for investments in
  which value exceeds cost...............................               $    184
 Gross unrealized loss for investments in
  which cost exceeds value...............................                 (6,350)
                                                                        --------
 Net unrealized loss.....................................               $ (6,166)
                                                                        ========
--------------------------------------------------------------------------------

    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c) The amount stated also represents aggregate cost for federal income tax purposes.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         MORTGAGE SECURITIES PORTFOLIO
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (79.8%)
Fixed Rate Government National Mortgage
 Association (4.0%)
$ 9,723                 9.50%                    04/15/10               $ 10,461
                                                                        --------
              Collateralized Mortgage Obligations (CMOs) (75.8%)
Adjustable Rate CMOs(a)  (44.4%)
Citicorp Mortgage Securities, Inc. 1992-17,
 Class A
$10,796                 7.70%                    10/25/22               $ 10,981
CMC Securities Corp. II 1993-H, Class A1
  6,219                 7.56                     09/25/23                  6,331
CMC Securities Corp. II 1993-I, Class A2
  6,099                 7.07                     09/25/23                  6,156
DLJ Mortgage Acceptance Corp.
 1992-Q11, Class A2
  9,575                 8.07                     01/25/23                  9,664
DLJ Mortgage Acceptance Corp. 1993-Q6,
 Class A2
    636                 6.55                     05/25/23                    642
Independent National Mortgage Corp.
 1994-W, Class A1
 11,177                 7.43                     12/25/24                 11,411
Merrill Lynch Mortgage Investors,  Inc.
 1994-I, Class A1
 10,417                 7.48                     01/25/05                 10,610
Prudential Home Mortgage  1991-15,
 Class A1
  1,571                 8.42                     11/25/21                  1,600
Prudential Home Mortgage  1992-8,
 Class A1
    466                 8.07                     04/25/22                    475
Prudential Home Mortgage  1992-24,
 Class A1
$ 6,364                 8.82%                    09/25/22               $  6,518
Resolution Trust Corp. 1992-4, Class  B2
  4,500                 7.59                     07/25/28                  4,521
Resolution Trust Corp. 1992-11, Class A2
  3,727                 7.68                     10/25/24                  3,775
Resolution Trust Corp. 1992-11, Class B2
  7,501                 7.68                     10/25/24                  7,531
Resolution Trust Corp. 1994-1, Class M3
  5,742                 8.08                     09/25/29                  5,874
Ryland Mortgage Securities Corp.
 1989-FN1, Class A
  1,937                 7.66                     11/01/18                  1,957
Ryland Mortgage Securities Corp. 1991-1,
 Class B1
    416                 7.59                     03/25/20                    421
Ryland Mortgage Securities Corp. 1991-7,
 Class A1
  2,330                 7.09                     06/25/21                  2,329
Ryland Mortgage Securities Corp. 1992-3,
 Class A2
    486                 7.68                     06/25/20                    491
Ryland Mortgage Securities Corp.
 1992-L10, Class  B
  5,000                 8.28                     08/25/22                  5,035
Salomon Brothers Mortgage Securities
 1994-20, Class A
  9,212                 7.31                     12/25/24                  9,403


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)
Adjustable Rate CMOs--(Continued)
Saxon Mortgage Securities Corp. 1993-1,
 Class A2
$   120                  8.35%                   02/25/23               $    122
Saxon Mortgage Securities Corp. 1994-12,
 Class  A
 11,217                  7.97                    01/25/25                 11,555
                                                                        --------
          Total Adjustable Rate CMOs.....................               $117,402
                                                                        --------
Inverse Floater CMOs(a) (0.1%)
FHLMC Series  1134, Class  H
$   224                 14.59%                   09/15/96               $    236
                                                                        --------
Planned Amortization Class (PAC) CMOs (9.6%)
GE Capital Mortgage Services, Inc.
 1994-11, Class A1
$14,018                  6.50%                   03/25/24               $ 13,902
Housing Securities, Inc. 1993-E, Class  E8
  6,426                 10.00                    02/25/08                  6,728
Prudential Home Mortgage 1993-54,
 Class A4
  4,721                  6.50                    01/25/24                  4,675
                                                                        --------
          Total PAC CMOs.................................               $ 25,305
                                                                        --------
Regular Floater CMOs(a) (2.9%)
FHLMC Series 1333, Class F
$ 7,636                  6.74%                   07/15/22               $  7,715
                                                                        --------
Sequential Fixed Rate CMOs (18.8%)
CMC Securities Corp. 1993-C, Class C3
$ 4,666                  9.55%                   04/25/08               $  4,880
FHLMC Series 172, Class H
  6,302                  9.00                    05/15/20                  6,371
Housing Securities, Inc. 1992-F,
 Class F3
    272                  5.50%                   08/25/03                    270
Prudential Home Mortgage 1992-39,
 Class A3
  8,000                  5.80                    12/25/07                  7,889
Prudential Home Mortgage 1992-A,
 Class 1B1
  9,157                  7.20                    04/28/22                  9,048
Prudential Home Mortgage 1993-38,
 Class A4
 12,806                  9.55                    09/25/23                 13,243
Residential Funding Mortgage Securities
 1992-S36, Class A2
  4,409                  5.70                    11/25/07                  4,317
Ryland Mortgage Securities Corp. 72,
 Class D
  1,850                  9.85                    12/01/16                  1,947
Salomon Brothers Mortgage Securities
 1994-6, Class A1
  1,877                  7.02                    05/25/24                  1,867
                                                                        --------
         Total Sequential Fixed Rate
           CMOs..........................................               $ 49,832
                                                                        --------
         Total CMOs......................................               $200,490
                                                                        --------
         Total Mortgage Backed
           Obligations (cost $210,044)...................               $210,951
                                                                        --------



                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  MORTGAGE SECURITIES PORTFOLIO--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                       U.S. Treasury Obligations (19.5%)
U.S. Treasury Notes
$17,800                   7.38%                  11/15/97              $ 18,331
  3,700                   7.50                   10/31/99                 3,890
 21,380                   6.25                   02/15/03                21,360
U.S. Treasury Principal-Only Stripped Security
 14,600                   6.48(b)                11/15/04                 8,096
                                                                       --------
         Total U.S. Treasury Obligations
           (cost $51,330)................................              $ 51,677
                                                                       --------
                         Repurchase Agreements (1.3%)
Joint Repurchase Agreement Account
$ 3,400                   5.84%                  09/01/95              $  3,400
                                                                       --------
         Total Repurchase Agreements
           (cost $3,400).................................              $  3,400
                                                                       --------
         Total Investments
           (cost $264,774(c))............................              $266,028
                                                                       ========

-------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost...  $  2,485
 Gross unrealized loss for investments in which cost exceeds value...    (1,390)
                                                                       --------
 Net unrealized gain.................................................  $  1,095
                                                                       ========

-------------------------------------------------------------------------------
     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The rate disclosed for this security represents the yield to maturity.
(c) The aggregate cost for federal income tax purposes is $264,933.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                       TARGET MATURITY PORTFOLIO (1996)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                      Mortgage Backed Obligations (74.4%)
Adjustable Rate Federal Home Loan Mortgage Corp.
(FHLMC)(a)              (4.5%)
$5,601                   7.49%                    07/01/30               $ 5,751
                                                                         -------
              Collateralized Mortgage Obligations (CMOs) (69.9%)
Adjustable Rate CMOs(a)  (43.0%)
Capstead Securities Corp.  1992-14, Class A
$2,400                    7.39%                   10/25/22               $ 2,419
Chase Mortgage Finance Corp.  1990-E,
  Class  A1
 3,131                    7.47                    11/25/20                 3,152
Citicorp Mortgage Securities, Inc. 1992-17,
  Class A
 4,662                    7.70                    10/25/22                 4,742
CMC Securities Corp. 1993-2F, Class  A1
 2,894                    7.45                    05/25/22                 2,940
Housing Securities, Inc. 1992-SL1,
  Class  A1
 2,062                    8.65                    05/25/16                 2,122
Independent National Mortgage Corp.
  1994-V, Class  A1
 4,526                    7.51                    12/25/24                 4,647
Prudential Home Mortgage  1992-24,
 Class  A1
 2,874                    8.82                    09/25/22                 2,943
Residential Funding Mortgage Securities
  1993-S38, Class  A
 1,635                    7.87                    09/25/23                 1,655
Resolution Trust Corp. 1992-11, Class B2
 3,700                    7.68                    10/25/24                 3,715
Salomon Brothers Mortgage Securities
  1990-3A,  Class  1
 3,009                    6.80                    11/25/20                 2,978
Salomon Brothers Mortgage Securities
  1992-6,   Class  A1
 4,174                    7.82%                   11/25/22                 4,242
Saxon Mortgage Securities Corp. 1992-1,
  Class  B1
 4,400                    8.15                    09/25/22                 4,466
Saxon Mortgage Securities Corp. 1992-4,
  Class  A
 1,325                    7.85                    12/25/22                 1,343
Saxon Mortgage Securities Corp. 1992-6,
  Class  A
 1,782                    8.13                    01/25/23                 1,807
Saxon Mortgage Securities Corp. 1994-11,
  Class  A
 3,404                    7.53                    12/25/24                 3,473
Saxon Mortgage Securities Corp. 1995-1,
  Class  A
 5,348                    7.04                    04/25/25                 5,469
Sears Mortgage Securities  1993-8,
  Class A
 2,683                    7.62                    08/25/23                 2,717
                                                                         -------
          Total Adjustable Rate CMOs......................               $54,830
                                                                         -------
Inverse Floater CMOs(a)  (0.1%)
Lehman Brothers Mortgage Trust 1992-M1,
  Class  A1I
$   81                    7.66%                   11/25/01               $    80
                                                                         -------
Planned Amortization Class (PAC) CMOs (6.2%)
Housing Securities, Inc. 1993-E, Class E8
$7,512                   10.00%                   02/25/08               $ 7,866
                                                                         -------

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                 TARGET MATURITY PORTFOLIO (1996)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                   Mortgage Backed Obligations--(Continued)
Regular Floater CMOs(a) (4.2%)
Capstead Securities Corp. 1993-1, Class F
$1,616                    6.63%                   03/01/18              $  1,619
FHLMC Series 1333, Class F
 3,751                    6.74                    07/15/22                 3,790
                                                                        --------
      Total Regular Floater CMOs..........................              $  5,409
                                                                        --------
Sequential Fixed Rate CMOs (16.4%)
FHLMC Series  172, Class H
$3,151                    9.00%                   05/15/20              $  3,185
FHLMC Series 1028, Class F
 5,398                    9.30                    05/15/05                 5,479
FHLMC Series 1056, Class G
 1,932                    8.00                    12/15/18                 1,939
FNMA REMIC Trust 1990-142, Class J
 2,059                    9.25                    12/25/03                 2,072
Prudential Home Mortgage 1993-38, Class A4
 5,000                    9.55                    09/25/23                 5,170
Residential Resources, Inc. 15, Class C
 3,039                    9.75                    11/20/18                 3,061
                                                                        --------
      Total Sequential Fixed Rate
        CMOs..............................................              $ 20,906
                                                                        --------
      Total CMOs..........................................              $ 89,091
                                                                        --------
      Total Mortgage Backed
        Obligations (cost $94,633)........................              $ 94,842
                                                                        --------
                       U.S. Treasury Obligations (23.6%)
U.S. Treasury Notes
$9,010                    4.63%                   02/15/96              $  8,968
 7,300                    4.25                    05/15/96                 7,226
 8,000                    5.88                    05/31/96                 8,009
 3,500                    7.25%                   11/15/96                 3,558
   500                    7.38                    11/15/97                   515
 1,700                    7.50                    10/31/99                 1,789
                                                                        --------
                       Total U.S. Treasury Obligations
                        (cost $29,918)....................              $ 30,065
                                                                        --------
                           Repurchase Agreements (3.0%)
Joint Repurchase Agreement Account
$3,800                    5.84%                   09/01/95              $  3,800
                                                                        --------
                       Total Repurchase Agreements
                         (cost $3,800)....................              $  3,800
                                                                        --------
                       Total Investments
                         (cost $128,351(b))...............              $128,707
                                                                        ========

--------------------------------------------------------------------------------

Federal Income Tax Information:
  Gross unrealized gain for investments in which value
   exceeds cost...........................................              $   765
  Gross unrealized loss for investments in which
   cost exceeds value.....................................                 (456)
                                                                        -------
  Net unrealized gain.....................................              $   309
                                                                        =======

--------------------------------------------------------------------------------
    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The aggregate cost for federal income tax purposes is $128,398.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                      TARGET MATURITY PORTFOLIO (Feb 97)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (80.7%)
              Collateralized Mortgage Obligations (CMOs) (80.7%)
Adjustable Rate CMOs(a) (39.5%)
Chase Mortgage Finance Corp. 1990-E,
 Class A1
$2,450                    7.47%                   11/25/20               $ 2,467
DLJ Mortgage Acceptance Corp. 1992-
 Q11, Class A2
 3,493                    8.07                    01/25/23                 3,525
Independent National Mortgage Corp.
 1994-W, Class A1
 4,005                    7.43                    12/25/24                 4,089
Merrill Lynch Mortgage Investors, Inc.
 1994-I, Class A1
 3,813                    7.48                    01/25/05                 3,884
Resolution Trust Corp. 1992-11, Class B2
 2,700                    7.68                    10/25/24                 2,711
Resolution Trust Corp. 1994-1, Class M3
 2,074                    8.08                    09/25/29                 2,122
Salomon Brothers Mortgage Securities
 1994-20, Class A
 3,313                    7.31                    12/25/24                 3,381
Saxon Mortgage Securities Corp. 1992-4,
 Class A
   994                    7.85                    12/25/22                 1,007
Saxon Mortgage Securities Corp. 1992-6,
 Class A
 1,559                    8.13                    01/25/23                 1,581
Saxon Mortgage Securities Corp. 1994-11,
 Class A
 2,598                    7.53                    12/25/24                 2,650
Saxon Mortgage Securities Corp. 1994-12,
 Class A
 4,007                    7.97%                   01/25/25                 4,127
Saxon Mortgage Securities Corp. 1995-1,
 Class A
 3,964                    7.04                    04/25/25                 4,053
Sears Mortgage Securities  1993-8, Class A
 2,044                    7.62                    08/25/23                 2,070
                                                                         -------
                      Total Adjustable Rate CMOs..........               $37,667
                                                                         -------
Regular Floater CMOs(a) (3.3%)
FHLMC Series 1333, Class F
$3,081                    6.74%                   07/15/22               $ 3,113
                                                                         -------
Sequential Fixed Rate CMOs (37.9%)
Capstead Securities Corp. 1992-12B,
 Class P11
$  510                    8.33%                   11/25/05               $   511
FHLMC Series 172, Class H
 2,363                    9.00                    05/15/20                 2,389
FNMA REMIC Trust 1989-10, Class D
 5,000                    9.50                    07/25/09                 5,230
FNMA REMIC Trust 1989-80, Class E
 8,000                    9.00                    09/25/18                 8,223
FNMA REMIC Trust 1990-142, Class J
 2,078                    9.25                    12/25/03                 2,091
FNMA REMIC Trust 1991-G35, Class K
 3,301                    8.00                    06/25/20                 3,318
Prudential Home Mortgage 1993-38,
 Class A4
 4,600                    9.55                    09/25/23                 4,757

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               -----------------

                TARGET MATURITY PORTFOLIO (FEB 97)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------

                   Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Ryland Acceptance Corp. 1989, Class C
$5,000                    8.88%                   11/01/12               $ 5,038
Salomon Brothers Mortgage Securities
  1994-6, Class A1
 4,567                    7.02                    05/25/24                 4,543
                                                                         -------
                         Total Sequential Fixed Rate
                           CMOs...........................               $36,100
                                                                         -------
                         Total CMOs.......................               $76,880
                                                                         -------
                         Total Mortgage Backed
                           Obligations (cost $76,592).....               $76,880
                                                                         -------
                       U.S. Treasury Obligations (18.8%)
U.S. Treasury Notes
$3,500                    7.25%                   11/15/96               $ 3,559
 4,600                    7.38                    11/15/97                 4,737
 2,600                    7.50                    10/31/99                 2,734
 5,620                    6.25                    02/15/03                 5,615
U.S. Treasury Principal-Only Stripped
 Security
 2,200                    6.48(b)                 11/15/04                 1,220
                                                                         -------
                         Total U.S. Treasury Obligations
                           (cost $17,748).................               $17,865
                                                                         -------
                         Total Investments
                           (cost $94,340(c))..............               $94,745
                                                                         =======

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost.....  $  856
 Gross unrealized loss for investments in which cost exceeds value.....    (471)
                                                                         ------
 Net unrealized gain...................................................  $  385
                                                                         ======

--------------------------------------------------------------------------------
    The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
(a) Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 1995.
(b) The rate disclosed for this security represents the yield to maturity.
(c) The aggregate cost for federal income tax purposes is $94,360.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                               ----------------

                      TARGET MATURITY PORTFOLIO (MAY 97)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                      Mortgage Backed Obligations (84.4%)

Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)/(a)/ (4.5%)
$2,800                    7.49%                   07/01/30               $ 2,876
                                                                         -------
  Collateralized Mortgage Obligations (CMOs) (79.9%)
Adjustable Rate CMOs/(a)/  (47.6%)
Citicorp Mortgage Securities, Inc. 1992-17,
  Class A
$2,454                    7.70%                   10/25/22               $ 2,496
DLJ Mortgage Acceptance Corp. 1992-Q11,
  Class A2
 2,469                    8.07                    01/25/23                 2,492
Independent National Mortgage Corp.
  1994-W, Class A1
 2,794                    7.43                    12/25/24                 2,853
Merrill Lynch Mortgage Investors,  Inc.
  1994-I, Class A1
 2,790                    7.48                    01/25/05                 2,842
Prudential Home Mortgage  1992-24,
  Class A1
 1,642                    8.82                    09/25/22                 1,682
Resolution Trust Corp. 1992-11, Class A2
 2,662                    7.68                    10/25/24                 2,696
Resolution Trust Corp. 1994-1, Class M3
 1,476                    8.08                    09/25/29                 1,510
Salomon Brothers Mortgage Securities
  1994-20, Class A
 2,303                    7.31                    12/25/24                 2,351
Saxon Mortgage Securities Corp.
  1992-4, Class  A
 1,160                    7.85                    12/25/22                 1,175
Saxon Mortgage Securities Corp.
  1992-6,  Class  A
   947                    8.13%                   01/25/23                   960
Saxon Mortgage Securities Corp.
  1994-11,  Class  A
 1,792                    7.53                    12/25/24                 1,828
Saxon Mortgage Securities Corp.
  1994-12, Class  A
 2,795                    7.97                    01/25/25                 2,880
Saxon Mortgage Securities Corp.
  1995-1,  Class  A
 2,865                    7.04                    04/25/25                 2,930
Sears Mortgage Securities  1993-8,
  Class A
 1,469                    7.62                    08/25/23                 1,488
                                                                         -------
                      Total Adjustable Rate CMOs..........               $30,183
                                                                         -------
Inverse Floater CMOs/(a)/ (2.7%)
FHLMC Series 1284, Class E
$1,742                    7.71%                   05/15/97               $ 1,742
                                                                         -------
Sequential Fixed Rate CMOs (29.6%)
FHLMC Series  172, Class H
$1,838                    9.00%                   05/15/20               $ 1,858
FNMA REMIC Trust 1988-2, Class Z
 2,870                   10.10                    02/25/18                 3,100
FNMA REMIC Trust 1988-25, Class B
 1,146                    9.25                    10/25/18                 1,188
FNMA REMIC Trust 1990-24, Class E
 3,500                    9.00                    03/25/20                 3,657
Prudential Home Mortgage  1993-38,
 Class A4
 3,300                    9.55                    09/25/23                 3,412

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                TARGET MATURITY PORTFOLIO (MAY 97)--(Continued)
                           STATEMENT OF INVESTMENTS

                                August 31, 1995
                               ($ in Thousands)


Principal               Interest                 Maturity
 Amount                   Rate                     Date                  Value
---------               --------                 --------              ---------
                   Mortgage Backed Obligations--(Continued)

Sequential Fixed Rate CMOs--(Continued)
Residential Funding Mortgage Securities
  1992-S36, Class A2
$2,405                    5.70%                   11/25/07              $ 2,355
Salomon Brothers Mortgage Securities
  1994-6, Class A1
 3,197                    7.02                    05/25/24                3,180
                                                                        -------
                         Total Sequential Fixed Rate
                          CMOs............................              $18,750
                                                                        -------
                         Total CMOs.......................              $50,675
                                                                        -------
                         Total Mortgage Backed
                          Obligations (cost $52,913)......              $53,551
                                                                        -------
                       U.S. Treasury Obligations (13.5%)
U.S. Treasury Notes
$2,200                    7.25%                   11/15/96              $ 2,237
 2,250                    7.38                    11/15/97                2,317
 3,150                    7.50                    10/31/99                3,312
   710                    6.25                    02/15/03                  709
                                                                        -------
                       Total U.S. Treasury Obligations
                        (cost $8,558).....................              $ 8,575
                                                                        -------
                       Total Investments
                        (cost $61,471/(b)/)...............              $62,126
                                                                        =======

--------------------------------------------------------------------------------

Federal Income Tax Information:
 Gross unrealized gain for investments in which value exceeds cost....  $   764
 Gross unrealized loss for investments in which cost exceeds value....     (116)
                                                                        -------
 Net unrealized gain................................................... $   648
                                                                        =======

--------------------------------------------------------------------------------
     The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
/(a)/ Variable rate security.  Coupon rate disclosed is that which is in effect at August 31, 1995.
/(b)/ The aggregate cost for federal income tax purposes is $61,478.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                     STATEMENTS OF ASSETS AND LIABILITIES

                                August 31, 1995

                                                                                             Target          Target       Target
                                                  Money       Government     Mortgage       Maturity        Maturity     Maturity
                                                  Market      Securities     Securities     Portfolio       Portfolio    Portfolio
                                                 Portfolio    Portfolio      Portfolio       (1996)         (Feb 97)     (May 97)
                                               ------------  ------------   ------------   ------------   ------------  -----------
 ASSETS
 Investments in securities, at value (cost:
  $383,455,111, $531,690,173,
  $264,774,033, $128,350,681,
  $94,340,118, $61,471,182, respectively)      $383,455,111  $525,523,866   $266,027,558   $128,706,804   $94,744,574   $62,126,077
 Cash......................................          13,528        73,605         45,158          4,213        48,534       135,745
 Receivables:
  Investment securities sold...............             --     2,222,302        680,499        261,813       128,678     1,047,240
  Interest.................................        780,393     4,024,833      1,894,809        989,852       806,341       572,043
 Deferred organization expenses, net.......             --         7,096         19,044         11,234         5,723         3,132
 Other assets..............................          1,524       103,702          1,033          5,178         9,571            --
                                               ------------  ------------   ------------   ------------   ------------  -----------
             Total assets..................    384,250,556   531,955,404    268,668,101    129,979,094    95,743,421    63,884,237
                                               ------------  ------------   ------------   ------------   ------------  -----------
 LIABILITIES
 Payables:
  Investment securities purchased..........             --            --      3,027,193      1,831,814            --            --
  Dividends................................      2,077,470     2,133,451      1,139,288        540,945       433,655       356,497
  Advisory fees............................         40,729        89,714         33,497         24,821        19,321        13,453
  Administration fees......................         18,213        44,135         10,943          5,273         3,800         2,617
 Accrued expenses and other liabilities....         18,228        29,185         47,954         47,474        65,335        52,689
                                               ------------  ------------   ------------   ------------   ------------  -----------
             Total liabilities.............      2,154,640     2,296,485      4,258,875      2,450,327       522,111       425,256
                                               ------------  ------------   ------------   ------------   ------------  -----------
 NET ASSETS
 Paid-in capital...........................    382,095,916   550,963,036    274,349,290    133,076,795    98,296,211    63,532,452
 Accumulated undistributed (distributions
  in excess of) net investment income......             --      (685,743)    (1,397,205)     1,163,149     1,015,621       (60,034)
 Accumulated net realized loss
  (distributions in excess of net realized
  gains) on investment transactions........             --   (14,452,067)    (9,796,384)    (7,067,300)   (4,494,978)     (668,332)
 Net unrealized gain (loss) on investments              --    (6,166,307)     1,253,525        356,123       404,456       654,895
                                              ------------  ------------   ------------   ------------   ------------  -----------
              Net assets...................   $382,095,916  $529,658,919   $264,409,226   $127,528,767   $95,221,310   $63,458,981
                                              ============  ============   ============   ============   ===========   ===========
 Net asset value per unit
  (net assets/units outstanding)                     $1.00         $9.76          $9.74          $9.59         $9.71         $9.99
                                              ============  ============   ============   ============   ===========   ===========
 Redemption price per unit (Note 7)                  $1.00         $9.76          $9.74          $9.54         $9.66         $9.94
                                              ============  ============   ============   ============   ===========   ===========
 UNITS OUTSTANDING
 Total units outstanding, $0.001 par value
  (unlimited number of units authorized)       382,095,916    54,253,342     27,160,182     13,300,010     9,809,980     6,350,000
                                              ============  ============   ============   ============   ===========   ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                           STATEMENTS OF OPERATIONS

                      For The Year Ended August 31, 1995

                                                                                           Target        Target        Target
                                            Money          Government     Mortgage        Maturity      Maturity      Maturity
                                            Market         Securities    Securities       Portfolio     Portfolio     Portfolio
                                           Portfolio/(a)/  Portfolio     Portfolio/(b)/    (1996)        (Feb 97)      (May 97)
                                           --------------  -----------   --------------  -----------   -----------   ----------
Investment Income:
  Interest income......................... $15,279,710     $32,321,799    $  17,513,762  $ 8,600,800   $ 6,971,041   $4,814,248
                                           -----------     -----------   --------------  -----------   -----------   ----------
Expenses:
  Advisory fees, net of fees waived.......     410,109       1,078,346          388,187      290,761       227,279      166,798
  Administration fees, net of fees
    waived................................     102,002         539,173          132,275       63,315        47,445       33,360
  Custodian fees..........................      19,158          72,222           49,687       43,832        37,592       30,806
  Professional fees.......................      43,730          80,998           55,469       48,710        50,241       48,949
  Trustees' fees..........................      12,940          24,560            9,820        4,060         3,740        2,880
  Amortization of deferred organization
    expenses..............................          --           4,569            9,039       13,487         3,890        1,812
 Other expenses...........................      21,247          55,306           50,537       28,405        18,864       15,345
                                           -----------     -----------   --------------  -----------   -----------   ----------
    Total expenses........................     609,186       1,855,174          695,014      492,570       389,051      299,950
 Less--Reimbursable expenses..............     (78,198)             --               --           --            --           --
                                           -----------     -----------   --------------  -----------   -----------   ----------
     Net expenses.........................     530,988       1,855,174          695,014      492,570       389,051      299,950
                                           -----------     -----------   --------------  -----------   -----------   ----------
 Net investment income....................  14,748,722      30,466,625       16,818,748    8,108,230     6,581,990    4,514,298
 Net realized loss on investment
   transactions...........................          --      (4,600,744)      (3,551,399)  (2,597,069)   (1,844,120)    (339,194)
 Net change in unrealized gain (loss) on
   investments............................          --       4,293,439        7,151,412    2,383,940     1,992,445      801,748
                                           -----------     -----------   --------------  -----------   -----------   ----------
 Net increase in net assets resulting
   from operations........................ $14,748,722     $30,159,320    $  20,418,761  $ 7,895,101   $ 6,730,315   $4,976,852
                                           ===========     ===========   ==============  ===========   ===========   ==========

/(a)/ For the year ended August 31, 1995, the investment advisor and the administrator waived fees of $109,898 and $163,831, respectively. /(b)/ For the year ended August 31, 1995, the investment advisor waived fees of $140,912.

                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended August 31, 1995

                                                                                                Target      Target       Target
                                               Money           Government       Mortgage        Maturity    Maturity     Maturity
                                               Market          Securities      Securities      Portfolio   Portfolio     Portfolio
                                              Portfolio        Portfolio       Portfolio        (1996)      (Feb 97)     (May 97)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
From Operations:
 Net investment income................... $     14,748,722    $ 30,466,625    $ 16,818,748   $  8,108,230  $ 6,581,990  $ 4,514,298
 Net realized loss from investment
  transactions...........................               --      (4,600,744)     (3,551,399)    (2,597,069)  (1,844,120)    (339,194)
 Net change in unrealized gain (loss) on
  investments............................               --       4,293,439       7,151,412      2,383,940    1,992,445      801,748
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Net increase in net assets resulting
  from operations........................       14,748,722      30,159,320      20,418,761      7,895,101    6,730,315    4,976,852
                                          ----------------    ------------    ------------   ------------  -----------  -----------
Distributions to Unitholders:
 From net investment income..............      (14,700,440)    (30,842,606)    (16,818,748)    (7,523,785)  (6,068,263)  (4,420,145)
 In excess of net investment income......               --        (685,743)       (434,471)            --           --           --
 From paid-in capital....................               --              --        (406,506)            --           --           --
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Total distributions to unitholders......      (14,700,440)    (31,528,349)    (17,659,725)    (7,523,785)  (6,068,263)  (4,420,145)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
From Unit Transactions:
 Proceeds from sale of units.............    3,043,450,086      21,279,121       7,814,480             --           --           --
 Reinvestment of dividends and
  distributions..........................        6,769,666       9,375,252       4,880,915             --           --           --
 Cost of units repurchased...............   (2,885,160,983)    (93,957,586)    (34,931,625)      (465,411)  (2,821,023)  (5,964,428)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Net increase (decrease) in net
  assets from unit transactions..........      165,058,769     (63,303,213)    (22,236,230)      (465,411)  (2,821,023)  (5,964,428)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
Additional paid-in capital...............               --              --              --         68,281           --           --
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Total increase (decrease)...............      165,107,051     (64,672,242)    (19,477,194)       (25,814)  (2,158,971)  (5,407,721)

Net Assets:
 Beginning of year.......................      216,988,865     594,331,161     283,886,420    127,554,581   97,380,281   68,866,702
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 End of year............................. $    382,095,916    $529,658,919    $264,409,226   $127,528,767  $95,221,310  $63,458,981
                                          ================    ============    ============   ============  ===========  ===========
Accumulated undistributed
 (distributions in excess of) net
 investment income.......................               --    $   (685,743)   $ (1,397,205)  $  1,163,149  $ 1,015,621  $   (60,034)
                                          ================    ============    ============   ============  ===========  ===========
Summary of Unit Transactions:
 Units sold..............................    3,043,450,086       2,179,482         807,374             --           --           --
 Reinvestment of dividends and
  distributions..........................        6,769,666         963,379         508,864             --           --           --
 Units repurchased.......................   (2,885,160,983)     (9,662,680)     (3,664,116)       (50,000)    (300,000)    (600,000)
                                          ----------------    ------------    ------------   ------------  -----------  -----------
 Increase (decrease) in units
  outstanding............................      165,058,769      (6,519,819)     (2,347,878)       (50,000)    (300,000)    (600,000)
                                          ================    ============    ============   ============  ===========  ===========


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                    For the Year Ended August 31, 1994/(a)/

                                                                                           Target       Target       Target
                                            Money           Government      Mortgage       Maturity     Maturity     Maturity
                                            Market          Securities     Securities     Portfolio    Portfolio     Portfolio
                                           Portfolio        Portfolio      Portfolio       (1996)    (Feb 97)/(a)/ (May 97)/(a)/
                                       ----------------  --------------   ------------  ------------ ------------- -------------
From Operations:
 Net investment income................ $     13,359,541  $   34,984,779   $ 16,116,670  $  7,674,729 $   3,360,096 $   1,107,903
 Net realized gain (loss) from
  investment transactions.............           64,113      (3,444,347)    (5,968,515)   (4,530,665)   (2,650,858)     (329,138)
 Net change in unrealized loss on
  investments.........................               --     (12,596,598)    (7,965,845)   (2,125,231)   (1,587,989)     (146,853)
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Net increase (decrease) in net
  assets resulting from operations....       13,423,654      18,943,834      2,182,310     1,018,833      (878,751)      631,912
                                       ----------------  --------------   ------------  ------------ ------------- -------------
Distributions to Unitholders:
 From net investment income...........      (13,367,335)    (34,473,092)   (16,524,091)   (7,021,439)   (2,865,059)   (1,107,903)
 In excess of net investment income...          (48,282)             --       (980,012)           --            --      (157,307)
 From net realized gain on investment
  transactions........................          (80,063)             --             --      (409,166)           --            --
 In excess of net realized gain on
  investment transactions.............               --              --       (106,925)           --            --            --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Total distributions to unitholders...      (13,495,680)    (34,473,092)   (17,611,028)   (7,430,605)   (2,865,059)   (1,265,210)
                                       ----------------  --------------   ------------  ------------ ------------- -------------
From Unit Transactions:
 Proceeds from sale of units..........    4,632,526,155     270,324,927    165,304,632            --   101,599,800    69,500,000
 Reinvestment of dividends and
  distributions.......................        7,931,835      17,390,685      9,430,698            --            --            --
 Cost of units repurchased............   (5,039,626,380)   (800,339,049)   (88,930,101)           --      (475,709)           --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Net increase (decrease) in net
  assets from unit transactions.......     (399,168,390)   (512,623,437)    85,805,229            --   101,124,091    69,500,000
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Total increase (decrease)............     (399,240,416)   (528,152,695)    70,376,511    (6,411,772)   97,380,281    68,866,702
Net Assets:
 Beginning of year....................      616,229,281   1,122,483,856    213,509,909   133,966,353            --            --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 End of year.......................... $    216,988,865  $  594,331,161   $283,886,420  $127,554,581 $  97,380,281 $  68,866,702
                                       ================  ==============   ============  ============ ============= =============
Accumulated undistributed
 (distributions in excess of)
  net investment income............... $        (48,282) $      375,981   $   (971,373) $    565,617 $     498,404 $    (155,599)
                                       ================  ==============   ============  ============ ============= =============
Summary of Unit Transactions:
 Units sold...........................    4,632,526,155      27,232,221     16,491,479            --    10,159,980     6,950,000

 Reinvestment of dividends and
  distributions.......................        7,931,835       1,759,454        958,468            --            --            --

 Units repurchased....................   (5,039,626,380)    (80,790,850)    (9,011,149)           --       (50,000)           --
                                       ----------------  --------------   ------------  ------------ ------------- -------------
 Increase (decrease) in units
  outstanding.........................     (399,168,390)    (51,799,175)     8,438,798            --    10,109,980     6,950,000
                                       ================  ==============   ============  ============ ============= =============

         /(a)/ For the periods from February 15, 1994 and May 23, 1994,
               (commencement of operations for the Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97), respectively) to August 31, 1994.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                Income from                  Distributions to
                                           investment operations                unitholders
                                           --------------------- ---------------------------------------

                                                                                       From
                                     Net                                       In      net       Net
                                    asset               Net         From     excess    real-    asset
                                   value at   Net     realized       net     of net    ized     value
                                    begin-   invest-   gain on     invest-   invest-  gain on    at
                                    ning of   ment     invest-      ment      ment    invest-   end of     Total
                                    period   income    ments/(a)/  income    income    ments    period    return/(b)/
                                  --------- --------- ---------- --------- --------- --------- --------- ------------
Year ended:     8/31/95.........   $1.00    $0.0555   $   --     $(0.0553) $   --    $   --     $1.00       5.56%
                8/31/94.........    1.00     0.0329     0.0002    (0.0342)  (0.0001)  (0.0002)   1.00       3.50
                8/31/93.........    1.00     0.0305     0.0004    (0.0305)     --     (0.0005)   1.00       3.14
                8/31/92.........    1.00     0.0416     0.0008    (0.0416)     --     (0.0007)   1.00       4.39
                8/31/91.........    1.00     0.0641       --      (0.0641)     --        --      1.00       6.93
                8/31/90.........    1.00     0.0824       --      (0.0824)     --        --      1.00       8.58
                8/31/89.........    1.00     0.0899       --      (0.0899)     --        --      1.00       9.28
5/17/88/(c)/ to 8/31/88.........    1.00     0.0214       --      (0.0214)     --        --      1.00       7.40/(d)/
                                                                      Ratio information
                                                                     assuming no waiver
                                                                     of fees or expense
                                                                       reimbursements
                                                                   ------------------------
                                               Ratio of
                                                 net
                                               invest-
                                                 ment      Net                    Ratio of
                                   Ratio of    income     assets                    net
                                     net         to       at end     Ratio of    investment
                                   expenses    average      of      expenses to    income
                                  to average     net      period   average net   to average
                                  net assets    assets    (000's)    assets      net assets
                                  ----------  ---------- --------- ------------  ----------
Year ended:     8/31/95.........   0.20%       5.55%     $382,096     0.33%       5.42%
                8/31/94.........   0.25        3.29       216,989     0.34        3.20
                8/31/93.........   0.25        3.05       616,229     0.33        2.97
                8/31/92.........   0.25        4.16       864,924     0.29        4.12
                8/31/91.........   0.25        6.41       654,977     0.25        6.41
                8/31/90.........   0.25        8.24       258,304     0.25        8.24
                8/31/89.........   0.25        8.99       167,331     0.25        8.99
5/17/88/(c)/ to 8/31/88.........   0.25/(d)/   7.27/(d)/  106,739     0.25/(d)/   7.27/(d)/

/(a)/ May include balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/ Commencement of operations.
/(d)/ Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                        GOVERNMENT SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                                Income from                  Distributions to
                                           investment operations                unitholders
                                           --------------------- ---------------------------------------

                                                        Net
                                                      realized                         From    In excess
                                     Net                 and                   In       net     of net     Net
                                    asset              unreal-      From     excess    real-     real-    asset
                                   value at   Net     ized gain      net     of net    ized      ized     value
                                    begin-   invest-  (loss) on    invest-   invest-  gain on   gain on    at
                                    ning of   ment     invest-      ment      ment    invest-   invest-   end of    Total
                                    period   income    ments/(a)/  income    income    ments     ments    period   return/(b)/
                                  --------- --------- ---------- --------- --------- --------- --------- --------- -----------
Year ended:     8/31/95..........  $ 9.78   $0.5515   $(0.0011)  $(0.5582) $(0.0122)   $  --    $  --     $ 9.76     5.82%
                8/31/94..........    9.97    0.4286    (0.1974)   (0.4212)     --         --       --       9.78     2.33
                8/31/93..........   10.03    0.4641    (0.0599)   (0.4630)  (0.0012)      --       --       9.97     4.06
                8/31/92..........   10.00    0.5588     0.0311    (0.5594)     --         --       --      10.03     6.68
7/10/91/(d)/ to 8/31/91..........   10.00    0.0873    (0.0016)   (0.0857)     --         --       --      10.00     7.02/(e)/
                                                                                 Ratio information
                                                                                assuming no waiver
                                                                                of fees or expense
                                                                                  reimbursements
                                                                              ------------------------
                                               Ratio of
                                                 net
                                               invest-
                                                 ment                Net                    Ratio of
                                   Ratio of    income     Port-     assets                    net
                                     net         to       folio     at end     Ratio of    investment
                                   expenses    average    turn-       of      expenses to    income
                                  to average     net      over       period   average net  to average
                                  net assets    assets    rate/(c)/ (000's)     assets     net assets
                                  ----------  ---------- --------- ---------- ----------- ------------
Year ended:     8/31/95..........    0.34%      5.65%      70.58%  $  529,659    0.34%       5.65%
                8/31/94..........    0.35       4.25       42.27      594,331    0.37        4.23
                8/31/93..........    0.34       4.58       67.38    1,122,484    0.47        4.45
                8/31/92..........    0.36       5.91      195.53    1,153,410    0.59        5.68
7/10/91/(d)/ to 8/31/91..........    0.48/(e)/  7.16/(e)/   3.56       94,139    0.73/(e)/   6.91/(e)/

/(a)/  Includes balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  May include effect of mortgage dollar roll transactions.
/(d)/  Commencement of operations.
/(e)/  Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         MORTGAGE SECURITIES PORTFOLIO
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                           Income from                  Distributions to
                                      investment operations                unitholders
                                      --------------------- ---------------------------------------
                                                   Net
                                                 realized                       In excess
                                Net                 and                   In     of net               Net
                               asset              unreal-      From     excess    real-              asset
                              value at   Net     ized gain      net     of net    ized               value
                               begin-   invest-  (loss) on    invest-   invest-  gain on     From      at
                               ning of   ment     invest-      ment      ment    invest-   paid-in   end of    Total
                               period   income    ments/(a)/  income    income    ments    capital   period   return/(b)/
                             --------- --------- ---------- --------- --------- --------- --------- --------- -----------
Year ended:     8/31/95 ..... $  9.62    $0.6075   $0.1539   $(0.6075) $(0.0175) $  --     $(0.0164) $ 9.74      8.20%
                8/31/94 .....   10.13     0.5533   (0.4530)   (0.5719)  (0.0340)  (0.0044)     --      9.62      1.00
10/9/92/(d)/ to 8/31/93 .....   10.00     0.4895    0.1144    (0.4702)     --        --        --     10.13      6.27

                                                                            Ratio information
                                                                           assuming no waiver
                                                                           of fees or expense
                                                                             reimbursements
                                                                         ------------------------
                                          Ratio of
                                            net
                                          invest-
                                            ment                Net                    Ratio of
                              Ratio of    income     Port-     assets                    net
                                net         to       folio     at end     Ratio of    investment
                              expenses    average    turn-       of      expenses to    income
                             to average     net      over       period   average net  to average
                             net assets    assets    rate/(c)/ (000's)     assets     net assets
                             ----------  ---------- --------- ---------- ----------- ------------
Year ended:     8/31/95 .....   0.26%       6.36%     130.98%  $264,409      0.32%       6.30%
                8/31/94 .....   0.28        5.66      188.58    283,886      0.29        5.65
10/9/92/(d)/ to 8/31/93 .....   0.33/(e)/   5.64/(e)/ 146.24    213,510      0.38/(e)/   5.59/(e)/


/(a)/  Includes balancing effect of calculating per share amounts.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  May include effect of mortgage dollar roll transactions.
/(d)/  Commencement of operations.
/(e)/  Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                          TARGET MATURITY PORTFOLIOS
                             FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD

                                               Income from                           Distributions to
                                            investment operations                       unitholders
                                          --------------------------  -----------------------------------------------

                                                          Net
                                                        realized                               From      In excess
                                 Net                      and                         In        net       of net
                                asset                    unreal-        From        excess      real-      real-
                               value at       Net       ized gain        net        of net      ized       ized
                                begin-      invest-     (loss) on       invest-     invest-    gain on    gain on
                                ning of      ment        invest-         ment        ment      invest-    invest-
                                period      income      ments/(a)/      income      income      ments      ments
                              ----------  ----------  --------------  ----------  ----------  ---------  ---------
                                                 Target Maturity Portfolio (1996)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ...... $  9.55     $ 0.6089     $(0.0092)      $(0.5648)   $   --      $   --    $   --
                8/31/94 ......   10.03       0.5750      (0.4983)       (0.5261)       --       (0.0306)     --
7/1/93/(e)/ to  8/31/93 ......   10.00       0.0774       0.0375        (0.0774)    (0.0075)       --        --

                                                Target Maturity Portfolio (Feb 97)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ......    9.63       0.6674       0.0261        (0.6135)       --          --        --
2/15/94/(e)/ to 8/31/94 ......   10.00       0.3313      (0.4189)       (0.2824)       --          --        --

                                                Target Maturity Portfolio (May 97)
------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 ......    9.91       0.6674       0.0673        (0.6547)       --          --        --
5/23/94/(e)/ to 8/31/94 ......   10.00       0.1594      (0.0674)       (0.1594)  (0.0226)         --        --

                                                                                          Ratio of
                                                                                            net
                                                                                           invest-
                                                Net                                         ment                       Net
                                               asset                        Ratio of       income      Port-          assets
                               Addi-           value                           net           to        folio          at end
                               tional            at                          expenses      average      turn            of
                               paid-in         end of       Total           to average       net        over           period
                             capital/(b)/      period      return/(c)/      net assets      assets      rate/(d)/      (000's)
                           ----------------  ----------  ---------------  --------------  ----------  -------------  -----------
                                                 Target Maturity Portfolio (1996)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....  $0.0051         $ 9.59         6.51%            0.39%         6.40%       183.93%       $127,529
                8/31/94 .....     --             9.55         0.81             0.38          5.89        232.92         127,555
7/1/93/(e)/ to  8/31/93 .....     --            10.03         1.19             0.43/(f)/     4.56/(f)/   143.44         133,966

                                                Target Maturity Portfolio (Feb 97)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....     --             9.71         7.48             0.41          6.94        171.98          95,221
2/15/94/(e)/ to 8/31/94 .....     --             9.63        (0.83)            0.42/(f)/     6.30/(f)/   156.03          97,380

                                                Target Maturity Portfolio (May 97)
--------------------------------------------------------------------------------------------------------------------------------
Year ended:     8/31/95 .....     --             9.99         7.70             0.45          6.77        147.76          63,459
5/23/94/(e)/ to 8/31/94 .....     --             9.91         0.92             0.48/(f)/     5.80/(f)/    74.68          68,867

/(a)/ Includes balancing effect of calculating per share amounts.
/(b)/ See Note 9.

/(c)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no redemption fee. For the Target Maturity Portfolios, total return would be reduced if a redemption fee were taken into account.

/(d)/ May include effect of mortgage dollar roll transactions.
/(e)/ Commencement of operations.
/(f)/ Annualized.


                    The accompanying notes are an integral
                      part of these financial statements.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1995


1.   Organization

     Trust for Credit Unions (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of six diversified portfolios: the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97). Units of the Fund are offered for sale solely to state and federally chartered credit unions. Unless extended by appropriate action of the Fund's Board of Trustees and by the unitholders, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) (the "Target Maturity Portfolios"), will be liquidated on or about June 30, 1996, February 18, 1997 and May 15, 1997, respectively, (the "Termination Date"), at which time, all units of these Portfolios that are outstanding as of the close of business on the respective Termination Date will be redeemed by the Fund at their net asset value.

2.   Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund which are in conformity with those generally accepted in the investment company industry:

   A.  Investment Valuation
   ------------------------
     For the Government Securities Portfolio, Mortgage Securities Portfolio, and Target Maturity Portfolios, investments in mortgage backed and asset backed obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Fund's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Fund's valuation procedures. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios are valued at amortized cost which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

   B.  Security Transactions and Investment Income
   -----------------------------------------------
     Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. For the Money Market Portfolio, interest income is determined on the basis of interest accrued, premium amortized and discount earned. The Mortgage Securities Portfolio and the Target Maturity Portfolios amortize market discounts and premiums on certain mortgage backed securities and treasury obligations.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


     For the Government Securities Portfolio, Mortgage Securities Portfolio and Target Maturity Portfolios, premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected life of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified in interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security.

   C.  Federal Taxes
   -----------------

     It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable income to its unitholders. Accordingly, no federal tax provisions are required. The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with income tax rules and is based upon the best available information. Therefore, in the accompanying financial statements, the source of a portfolio's distributions may be shown as (i) from net investment income, (ii) in excess of net investment income, (iii) from net realized gains on investment transactions, (iv) in excess of net realized gains on investment transactions, and/or (v) from capital. During the year ended August 31, 1995, the Mortgage Securities Portfolio distributed approximately $406,506 from paid-in capital resulting from distributions in excess of accumulated tax earnings and profits.

     As of each portfolio's most recent tax year-end, the following portfolios had approximately the following amounts of capital loss carry forward for U.S. Federal tax purposes:


             Portfolio                         Amount                   Years of Expiration
  -------------------------------    --------------------------    -----------------------------
  Government Securities.........             $15,330,000                   1999 - 2002
  Mortgage Securities...........               9,554,000                   2001 - 2003
  Target Maturity (1996)........               6,987,000                      1996*
  Target Maturity (Feb 97)......               4,476,000                      1997*
  Target Maturity (May 97)......                 661,000                      1997*

  * Represents earlier of Termination Date of portfolio or actual expiration date of capital loss carry forward.

     These amounts are available to be carried forward to offset future capital gains of the corresponding portfolios to the extent permitted by applicable laws or regulations.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


   D.  Deferred Organization Expenses
   ----------------------------------
     Organization-related costs are being amortized on a straight-line basis over a period of five years for the Government Securities and Mortgage Securities Portfolios, and over three years for the Target Maturity Portfolios.

   E.  Expenses
   ------------
     Expenses incurred by the Fund that do not specifically relate to an individual portfolio of the Fund are allocated to the portfolios based on each portfolio's relative average net assets for the period.

3.   Agreements

     Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement with the Fund. Under the Advisory Agreement, Goldman Sachs, subject to general supervision of the Fund's Trustees, manages the Fund's portfolios and provides certain administrative services for the Fund. As compensation for services rendered under the Advisory Agreement and the assumption of the expenses related thereto, Goldman Sachs is entitled to a fee, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:


          Portfolio                       Asset levels                Fee
-----------------------------      ---------------------------     ---------
Money Market................       up to $300 million                0.20%
                                   in excess of $300 million         0.15%
Government Securities.......       all                               0.20%
Mortgage Securities.........       all                               0.20%
Target Maturity Portfolios..       up to $75 million                 0.25%
                                   in excess of $75 million          0.20%

     During the fiscal year ended August 31, 1995, Goldman Sachs voluntarily agreed to waive varying levels of the advisory fees incurred by the Money Market Portfolio and Mortgage Securities Portfolio amounting to $109,898 and $140,912, respectively. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                August 31, 1995


     Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") serves as the Fund's administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, and 37 major credit unions are limited partners. Under the Administration Agreement, CUFSLP, subject to general supervision of the Fund's Trustees, provides certain administrative services to the Fund. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the following annual rates as a percentage of each respective portfolio's average daily net assets:

                              Portfolio               Fee
                    -----------------------------  ---------
                    Money Market................     0.10%
                    Government Securities.......     0.10%
                    Mortgage Securities.........     0.05%
                    Target Maturity Portfolios..     0.05%

     During the fiscal year ended August 31, 1995, CUFSLP voluntarily agreed to waive varying levels of the administration fees incurred by the Money Market Portfolio amounting to $163,831.

     Through June 30, 1995, Goldman Sachs agreed to reimburse all expenses (excluding interest, taxes, brokerage and extraordinary expenses) of the Money Market Portfolio, other than fees payable under the Administration Agreement and the Advisory Agreement. Effective July 1, 1995, CUFSLP has agreed that to the extent the total annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) (the "Operating Expenses") of the Money Market Portfolio exceed 0.20% of the average daily net assets of the Money Market Portfolio, CUFSLP will either reduce the administration fees otherwise payable or pay such Operating Expenses of the Money Market Portfolio. For the two months ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP under this agreement.

     The Government Securities Portfolio bears the fees payable under the Administration Agreement and the Advisory Agreement as well as other expenses incurred in its operations. Effective January 1, 1993, and until further notice, CUFSLP and Goldman Sachs have each voluntarily agreed to limit the other annualized ordinary operating expenses of the Government Securities Portfolio such that CUFSLP will reimburse expenses that exceed .05% up to .10% of the Government Securities Portfolio's average daily net assets, and Goldman Sachs will reimburse expenses that exceed .10% up to .15% of the Government Securities Portfolio's average daily net assets. For the year ended August 31, 1995, no expenses were required to be reimbursed by CUFSLP or Goldman Sachs under this agreement.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


     Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of units of the Fund. During the fiscal year ended August 31, 1995, neither received any compensation for this service.

4.   Investment Transactions

     Purchases and proceeds of sales or maturities of long-term securities for the Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97) , for the fiscal year ended August 31, 1995, were as follows ($ in thousands):


                                                                              Target             Target           Target
                                          Government       Mortgage          Maturity           Maturity         Maturity
                                          Securities       Securities        Portfolio          Portfolio        Portfolio
                                          Portfolio        Portfolio          (1996)            (Feb 97)         (May 97)
                                       ---------------  ---------------   ---------------   ---------------   ---------------
Purchases of U.S. Government
  and agency obligations.............      $318,764         $221,489          $176,144          $115,750          $67,667

Purchases (excluding U.S.
  Government and agency
  obligations).......................            --          115,304            66,399            41,612           25,555

Sales or maturities of U.S.
  Government and agency
  obligations........................       387,871          285,122           185,048           148,654           85,884

Sales or maturities (excluding U.S.
 Government and agency
 obligations)........................            --           39,573            30,174             4,220           13,306

5.   Repurchase Agreements

     During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank and Trust Company, the Fund's custodian, or at sub-custodians. GSAM monitors the market value of the underlying securities by pricing them daily.

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)

                                August 31, 1995


6.   Joint Repurchase Agreement Accounts

     The portfolios, together with other registered investment companies having advisory agreements with GSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in repurchase agreements. The underlying securities for the repurchase agreements include U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities.

     As of August 31, 1995, the Money Market Portfolio had a 2.85% undivided interest in the repurchase agreements in the following joint account which equaled $102,300,000 in principal amount. As of August 31, 1995, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows ($ in thousands):


                                                                                    Principal   Interest     Maturity     Amortized
                                                                                     Amount       Rate         Date         Cost
                                                                                     ------     --------     --------     ---------
Bear Stearns Companies, dated 08/31/95, repurchase price $500,081 (U.S.
  Treasury Interest-Only Strips:  $510,834, 05/15/98-08/15/01)..................    $500,000      5.85%      09/01/95    $  500,000
Chase Securities, dated 08/31/95, repurchase price $620,100 (U.S. Treasury
  Notes: $632,404, 3.88-9.25%, 09/30/95-07/31/98)...............................     620,000      5.83       09/01/95       620,000
Daiwa Securities, Inc., dated 08/31/95, repurchase price $350,057 (U.S. Treasury
  Bill: $357,000, 11/30/95).....................................................     350,000      5.84       09/01/95       350,000
First Boston Corp., dated 08/31/95, repurchase price $300,049 (U.S. Treasury
  Bills: $306,709, 11/02/95-05/02/96)...........................................     300,000      5.82       09/01/95       300,000
Goldman, Sachs & Co., dated 08/31/95, repurchase price $200,033 (U.S. Treasury
  Notes: $142,179, 4.00-8.88%, 01/31/96-11/15/01) (U.S. Treasury Interest-Only
  Strips: $26,825, 11/15/96-05/15/99) (U.S. Treasury Principal-Only Strips:
  $34,996, 11/15/96-08/15/00)...................................................     200,000      5.92       09/01/95       200,000
J.P. Morgan Securities, Inc., dated 08/31/95, repurchase price $300,049 (U.S.
  Treasury Notes: $305,666, 7.75-15.75%, 02/15/99-11/15/01).....................     300,000      5.90       09/01/95       300,000
Smith Barney, Inc., dated 08/31/95, repurchase price $422,168 (U.S. Treasury
  Notes: $417,011, 5.88-8.50%, 07/31/96-04/30/00) (U.S. Treasury Interest-Only
  Strip: $4,069, 05/15/99) (U.S. Treasury Principal-Only Strip: $9,463,
  02/15/96).....................................................................     422,100      5.84       09/01/95       422,100
Swiss Bank Corp., dated 08/31/95, repurchase price $725,118 (U.S. Treasury
  Bills: $153,523, 09/07/95-08/22/96) (U.S. Treasury Notes: $585,983,
  3.88-9.25%, 09/30/95-07/31/00)................................................     725,000      5.84       09/01/95       725,000
Union Bank of Switzerland Securities, Inc., dated 08/31/95, repurchase price:
  $175,028 (U.S. Treasury Notes: $178,742, 7.38-7.75%, 11/15/97-01/31/00).......     175,000      5.83       09/01/95       175,000
                                                                                                                         ----------
    Total Joint Repurchase Agreement Account....................................                                         $3,592,100
                                                                                                                         ==========

                            TRUST FOR CREDIT UNIONS

                              -------------------

                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                                August 31, 1995


     As of August 31, 1995, the Money Market, Government Securities, Mortgage Securities and Target Maturity (1996) Portfolios had a 7.60%, 3.01%, 0.26%, and 0.29% undivided interest, respectively, in the repurchase agreements in the following joint account, which equaled $100,000,000, $39,600,000, $3,400,000 and $3,800,000 in principal amount, respectively. As of August 31, 1995, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows ($ in thousands):

                                                                                     Principal   Interest   Maturity    Amortized
                                                                                      Amount       Rate       Date         Cost
                                                                                      ------     --------   --------    ---------
Daiwa Securities, Inc., dated 08/31/95, repurchase price $400,065 (U.S. Treasury
  Bill:  $408,000, 11/30/95).......................................................  $400,000      5.84%    09/01/95   $   400,000
Salomon Brothers, Inc., dated 08/31/95, repurchase price $701,714 (U.S. Treasury
  Bills: $97,305, 11/16/95-07/25/96) (U.S. Treasury Notes: $46,277, 4.25-8.50%,
  05/15/96-04/15/00) (U.S. Treasury Interest-Only Strips: $361,286, 02/15/96-
  05/15/01) (U.S. Treasury Principal-Only Strips:  $210,569, 08/15/97-11/15/00)....  701,600       5.84     09/01/95       701,600
Union Bank of Switzerland Securities, Inc., dated 08/31/95, repurchase price
  $215,035, (U.S. Treasury Bill: $2,922, 02/22/96) (U.S. Treasury Notes: $215,431,
  5.38-12.38%, 05/31/98-05/15/04)..................................................  215,000       5.83     09/01/95       215,000
                                                                                                                        ----------
     Total Joint Repurchase Agreement Account........................................................................   $1,316,600
                                                                                                                        ==========

7.   Redemption Units

     Unitholders of the Target Maturity Portfolios who redeem their units prior to the respective Termination Date will be charged a redemption fee equal to
 .50% of the net asset value of the redeemed units at the time of the redemption. The redemption fee is not a sales charge, but is kept by the respective portfolio for the benefit of continuing unitholders.

8.   Certain Reclassifications

     In accordance with Statement of Position 93-2, the Mortgage Securities, Target Maturity (1996), Target Maturity (Feb 97) and Target Maturity (May 97) portfolios have reclassified $415,145, $13,087, $3,490 and $1,412, respectively, which represents a reduction in paid-in capital and an increase in accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the respective portfolio and are designed to present such portfolio's capital accounts on a tax basis.

9.   Other Matters

     During the fiscal year ended August 31, 1995, Goldman Sachs contributed additional paid-in capital to the Target Maturity Portfolio (1996) as reflected in the accompanying Statements of Changes in Net Assets.

This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.

                               [LOGO OF TRUST FOR CREDIT UNIONS APPEARS HERE]


                                        Trustees
                                        John L. Ostby, Chairman
                                        Rudolf J. Hanley, Vice-Chairman
                                        Gene R. Artemenko
                                        James C. Barr
                                        Edgar F. Callahan
                                        Robert M. Coen
                                        John T. Collins
                                        Thomas S. Condit
                                        Wendell A. Sebastian

                                        Officers
                                        Marcia L. Beck
                                        President

                                        Charles W. Filson
                                        Vice President

                                        John W. Mosior
                                        Vice President

                                        Nancy L. Mucker
                                        Vice President

                                        Pauline Taylor
                                        Vice President

                                        Scott M. Gilman
                                        Treasurer

                                        Michael J. Richman
                                        Secretary

                                        William F. Connors
                                        Assistant Secretary

                                        Howard B. Surloff
                                        Assistant Secretary

                                        Administrator
                                        Callahan Credit Union Financial Services
                                        Limited Partnership

                                        Investment Advisor
                                        Goldman Sachs Asset Management,
                                        a separate operating division
                                        of Goldman, Sachs & Co.

                                        Transfer Agent
                                        Goldman, Sachs & Co.

                                        Distributors
                                        Callahan Financial Services, Inc.
                                        Goldman, Sachs & Co.


[LOGO OF GOLDMAN SACHS APPEARS HERE]

TCUANN95

                                    PART C
                                    ------

                               OTHER INFORMATION
                               -----------------


Item 24.  Financial Statements and Exhibits.
          ---------------------------------

(a) Financial Statements

Included in the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio Prospectus:

     Financial Highlights for Trust for Credit Unions Portfolios comprising
     (1) the Money Market Portfolio for the seven Years Ended August 31, 1989, 1990, 1991, 1992, 1993, 1994 and 1995 and For the Period May 17, 1988
     (Commencement of Operations) to August 31, 1988; (2) for the Government Securities Portfolio for the four Years Ended August 31, 1992, 1993, 1994 and 1995 and For the Period July 10, 1991 (Commencement of Operations) to August 31, 1991; (3) for the Mortgage Securities Portfolio For the two Years Ended August 31, 1994 and 1995 and For the Period October 9, 1992 (Commencement of Operations) to August 31, 1993; (4) for the Target Maturity Portfolio (1996) For the two Years Ended August 31, 1994 and 1995 and for the period July 1, 1993 (Commencement of Operations) to August 31, 1993; (5) for the Target Maturity Portfolio (Feb 97) for the Year Ended August 31, 1995 and for the period February 15, 1994 (Commencement of Operations) through August 31, 1994 and (6) for the Target Maturity Portfolio (May 97) For the Year Ended August 31, 1995 and For the Period May 23, 1994 (Commencement of Operations) through August 31, 1994.

Included or incorporated by reference into the Additional Statements for the Money Market Portfolio, Government Securities Portfolio, Mortgage Securities Portfolio, Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb 97) and Target Maturity Portfolio (May 97).

     Report of Independent Public Accountants on the Registrant's Annual Report to Unitholders for Year Ended August 31, 1995.

     Statement of Investments for the Money Market Portfolio, August 31, 1995.


     Statement of Investments for the Government Securities Portfolio, August 31, 1995.

     Statement of Investments for the Mortgage Securities Portfolio, August 31, 1995.

     Statement of Investments for the Target Maturity Portfolio (1996) August 31, 1995.

     Statement of Investments for the Target Maturity Portfolio (Feb 97) August 31, 1995.

     Statement of Investments for the Target Maturity Portfolio (May 97) August 31, 1995.

     Statements of Assets and Liabilities for the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb '97) and Target Maturity Portfolio (May '97) August 31, 1995.

     Statements of Operations for the Money Market Portfolio, the Government Securities Portfolio, the Mortgage Securities Portfolio, the Target Maturity Portfolio (1996), Target Maturity Portfolio (Feb '97) and Target Maturity Portfolio (May 97) For the Year Ended August 31, 1995.

     Statement of Changes in Net Assets for the Money Market Portfolio For the Years Ended August 31, 1995 and 1994.

     Statement of Changes in Net Assets for the Government Securities Portfolio For the Years Ended August 31, 1995 and 1994.

     Statement of Changes in Net Assets for the Mortgage Securities Portfolio, For the Years ended August 31, 1995 and August 31, 1994.

     Statement of Changes in Net Assets for the Target Maturity Portfolio
     (1996) For the Years ended August 31, 1995 and August 31, 1994.

     Statement of Changes in Net Assets for the Target Maturity Portfolio (Feb '97) For the Year ended August 31, 1995 and For the Period February 15, 1994 (Commencement of Operations) through August 31, 1994.


     Statement of Changes in Net Assets for the Target Maturity Portfolio (May '97) For the Year ended August 31, 1995 and For the Period May 23, 1994 (Commencement of Operations) through August 31, 1995.

     Financial Highlights for the Money Market Portfolio For the Years Ended August 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995 and For the
     Period May 17, 1988 (Commencement of Operations) to August 31, 1988.

     Financial Highlights for the Government Securities Portfolio For the Years Ended August 31, 1992, 1993, 1994, 1995 and For the Period July 10, 1991 (Commencement of Operations) to August 31, 1991.

     Financial Highlights for the Mortgage Securities Portfolio For the Years Ended August 31, 1994 and 1995 and for the Period October 9, 1992
     (Commencement of Operations) to August 31, 1993     .

     Financial Highlights for the Target Maturity Portfolio (1996) For the Years Ended August 31, 1994 and 1995 and for the period July 1, 1993 (Commencement of Operations) to August 31, 1993.

     Financial Highlights for the Target Maturity Portfolio (Feb '97) For the Year Ended August 31, 1995 and for the period February 15, 1994 (Commencement of Operations) to August 31, 1994.

     Financial Highlights for the Target Maturity Portfolio (May '97) For the Year Ended August 31, 1995 and for the period May 23, 1994 (Commencement of Operations) to August 31, 1994.

     Notes to Financial Statement.

     None.

     All other financial statements, schedules and historical financial information have been omitted as the subject matter is not required, not present, or not present in amounts sufficient to require submission.

(b) Exhibits

The following exhibits are included herein:


1 Agreement and Declaration of Trust, dated September 24, 1987, as amended and restated through December 1, 1987, of the Registrant.

1(a)   Amendment No. 1 to the Amended and Restated Agreement and
       Declaration of Trust dated April 20, 1988.

1(b) Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust dated September 21, 1992.

1(c) Amendment No. 3 to Registrant's Amended and Restated Agreement and Declaration of Trust to Establish and Designate Units of the Target Maturity Portfolio (1996).

1(d) Amendment No. 4 to Registrant's Amended and Restated Agreement and Declaration of Trust to Establish and Designate Units of the Target Maturity Portfolio (Feb 97), Target Maturity Portfolio (May 97), Target Maturity Portfolio (Aug 97) and Target Maturity Portfolio (Nov 97).

2      By-laws of the Registrant.

3      Not applicable.

4      Not applicable.

5 Advisory Agreement between Registrant and Goldman, Sachs & Co. dated June 20, 1991.

5(a) Addendum No. 1 to the Investment Advisory Agreement between the Registrant and Goldman Sachs & Co. dated October 6, 1992.

5(b) Addendum No. 2 to the Advisory Agreement between Registrant and Goldman, Sachs & Co.

5(c) Addendum No. 3 to the Advisory agreement between Registrant and Goldman, Sachs & Co. dated December 23, 1993.

5(d) Addendum No. 4 to the Advisory Agreement between the Registrant and Goldman, Sachs & Co. dated January 1, 1994.

6 Distribution Agreement between Registrant and Callahan Financial Services, Inc. dated May 10, 1988.

6(a) Amendment No. 1 to Distribution Agreement between Registrant and Callahan Financial Services, Inc. dated February 28, 1989.

6(b) Distribution Agreement between Registrant and Goldman, Sachs & Co. dated February 28, 1989.

7      Not applicable.

8 Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 10, 1988.

8(a) Amendment to the Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 18, 1989.

8(b) Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. dated May 10, 1988.

8(c)   Amendment No. 1 to Transfer Agency Agreement dated February 28,
       1989.

9 Revised and Restated Administration Agreement between Registrant and Callahan Credit Union Financial Services Limited Partnership dated March 31, 1993.

9(a) Addendum No. 1 to the Revised and Restated Administration Agreement between Registrant and Callahan Credit Union Financial Services Limited Partnership.

9(b) Addendum No. 2 to the Revised and Restated Administration Agreement between Registrant and Callahan Credit Union Financial Services Limited Partnership dated January 1, 1994.

9(c)   Addendum No. 3 to the Administration Agreement dated July 1, 1995

10 Opinion and consent of counsel of Hale and Dorr filed with 24f-2 Notice on October 31, 1995.

11     Consent of Independent Accountants.

12     Not applicable.

13     Subscription Agreement dated April 28, 1988.

14     Not applicable.

15     Not applicable.

16     Not applicable.

17 Powers of Attorney from Messrs. Artemenko, Barr, Callahan, Caen, Collins, Conduit, Hanley, Ostby, Sebastian, Beck, Connors, Gilman, Filson, Mosior, Mucker, Richman, Surloff, Taylor, Hartstein, Shanley, Uniacke, Alexander


27     Financial Data Schedules



Item 25. Persons controlled by or Under Common Control with Registrant.

See Items 28 and 29(a) below.

Item 26. Number of Holders of Securities.

                                               Number of
Title of Class                                 Record Holders
--------------                                 --------------
Money Market Portfolio Units                        130
Government Securities Portfolio Units               101
Mortgage Securities Portfolio Units                  43
Target Maturity Portfolio (1996) Units               40
Target Maturity Portfolio (Feb '97) Units            30
Target Maturity Portfolio (May '97) Units            21


(Information supplied as of October 31, 1995)

Item 27. Indemnification.
         ---------------

Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's trustees and officers under certain circumstances.

Paragraph 7 of the Advisory Agreement between the Registrant and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. or, in lieu thereof, contribution by the Registrant under certain circumstances.

Paragraph 7 of the Revised and Restated Administration Agreement between the Registrant and Callahan Credit Union Financial Services Limited Partnership provides for indemnification of Callahan Credit Union Services Limited Partnership or, in lieu thereof, contribution by the Registrant under certain circumstances.

Paragraph 6 of the Distribution Agreements between the Registrant and Callahan Financial Services, Inc. and the Registrant and Goldman, Sachs & Co. provide for indemnification of Callahan Financial Services, Inc. and Goldman, Sachs & Co. or, in lieu thereof, contribution by the Registrant under certain circumstances.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Mutual fund and directors and officers liability policies purchased by the Registrant insure Registrant and its trustees, partners, officers and employees, subject to the policies' coverage limit and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty to the extend permitted by Section 17(i) of the Investment Company Act of 1940.


Item 28. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

Goldman, Sachs & Co., a New York Limited Partnership and Registrant's investment adviser, is in the investment banking business and is a registered broker-dealer and futures commission merchant. The business and other connections of the officers and general partners who have direct responsibility for the asset management division of Goldman, Sachs & Co. are listed on the Uniform Application for Investment Adviser Registration ("Form ADV") of Goldman,
Sachs & Co. (File No. 801-16048), The Goldman Sachs Funds Management, L.P. (No. 801-37591) and Goldman Sachs Asset Management International (No. 801-38157) as applicable. These Form ADV's are currently on file with the Commission, the texts of which are hereby incorporated by reference.

Item 29. Principal Underwriters.
         ----------------------

Callahan Financial Services, Inc.

  (a) Callahan Financial Services, Inc., a Delaware Corporation, does not act as principal underwriter, depositor or investment adviser for any other investment company.


  (b) Set forth below is certain information pertaining to the directors and officers of Callahan Financial Services, Inc.

                                  Positions and
                                  Offices with               Positions and
Name and Principal                Callahan Financial         Offices With
Business Address                  Services, Inc.             Registrant
------------------                ------------------         ----------
Charles W. Filson                 Director and Vice          Vice President
Callahan Financial                President
Services, Inc
1001 Connecticut Avenue, N.W.
Suite 1022
Washington, D.C. 20036-5504

William F. Connors                President and Secretary    Assistant Secretary
Callahan Financial
Services, Inc
1001 Connecticut Avenue, N.W.
Suite 1022
Washington, D.C. 20036-5504

Goldman, Sachs & Co.

(a) Goldman, Sachs & Co., or an affiliate thereof, also serves as investment adviser and distributor of the units of Goldman Sachs Money Market
Trust, Goldman Sachs Trust, Goldman Sachs Equity Portfolios, Inc., Trust for Credit Unions and Shares of Paragon Treasury Money Market Fund. Goldman, Sachs & Co. or an affiliate or division thereof, currently serves as administrator and distributor to the units of The Benchmark Funds and shares of Paragon Portfolio.

(b) Set forth below is certain information pertaining to the general partners of Goldman, Sachs & Co., Registrant's principal underwriter. Each of the following persons is a general partner of Goldman, Sachs & Co.

Name and Principal                       Name and Principal
Business Address                         Business Address
----------------                         ----------------
Jon Corzine, Chairman (1)(2)             Hideo Ishihara (10)
Roy J. Zuckerberg (2)                    Oki Matsumoto Inc. (2)
David M. Silfen (2)                      Richard M. Hayden (2)
Eugene V. Fife (7)                       Armen A. Avanessians (2)
Robert J. Hurst (2)                      Howard C. Katz (2)
Paul M. Achleitner (7)                   Peter K. Barker (9)
Joel S. Beckman (2)                      David W. Blood (7)
Eric S. Dobkin (2)                       Henry M. Paulson, Jr.(8)
Willard J. Overlock, Jr. (2)             Zachariah Cobrinik (7)
Jonathan L. Cohen (2)                    Kevin W. Kennedy (2)
Frederic B. Garonzik(7)                  Daniel M. Neidich (2)
William C. Landreth (11)                 Edward Spiegel (2)
Gary D. Cohn (7)                         Christopher A. Cole (2)
Fischer Black (5)                        Henry Cornell (13)
Robert F. Cummings, Jr. (2)              Robert V. Delaney (2)
Angelo De Caro (7)                       Joseph DellaRosa (2)
Steven G. Einhorn (2)                    David B. Ford (2)
J. Michael Evans (7)                     Lawton W. Fitt (2)
David M. Leuschen (2)                    Michael D. McCarthy (2)
Michael R. Lynch (2)                     Joseph D. Gatto (2)
Donald C. Opatrny, Jr. (7)               Thomas E. Tuft (2)
Peter C. Gerhard (2)                     Michael P. Mortara (2)
Robert J. Katz (1) (2)                   Lloyd C. Blankfein (2)
Nomi P. Ghez (2)                         John P. Curtin, Jr. (2)
David T. Hamamoto (2)                    Dexter D. Earle (2)
Gavyn Davies (7)                         Christopher Flowers (2)
John Ehara (10)                          Walter H. Haydock (15)
Gary Gensler (2)                         Thomas J. Healey (2)
Charles T. Harris, III (2)               Robert E. Higgins (2)
Stephen Hendel (2)                       David L. Henle (2)
Ernest S. Liu (2)                        Charles B. Mayer, Jr. (2)
Eff W. Martin (11)                       Mark Schwartz (2)
Michael J. O'Brien (7)                   Robert K. Steel (7)
Stephen M. Semlitz (2)                   John A. Thain (2)

Name and Principal                       Name and Principal
Business Address                         Business Address
----------------                         ----------------
Francis J. Ingrassia (2)                 Scott B. Kapnick (7)
John L. Thornton (7)                     Joseph R. Zimmel (2)
Bracebridge H. Young, Jr. (10)           Gary L. Zwerling (2)
Barry L. Zubrow (2)                      Andrew M. Alper (2)
Jon R. Aisbitt (7)                       Frank L. Coulson, Jr. (2)
William J. Buckley (2)                   Richard A. Friedman (2)
Connie Duckworth (8)                     John H. Gleberman (2)
Alan R. Gillespie (7)                    Steven M. Heller (2)
Jacob D. Goldfield (2)                   Robert S. Kaplan (10)
Ann F. Kaplan (2)                        Kevin M. Kelly (2)
Peter D. Kiernan, III (2)                Gaetano J. Muzio (2)
T. Willem Mesdag (7)                     Timothy J. O'Neill (2)
Robin Neustein (2)                       John J. Powers (2)
Scott M. Pinkus (2)                      Arthur J. Reimers,III (7)
Stephen D. Quinn (2)                     Richard A. Sapp (7)
James P. Riley, Jr. (2)                  Donald F. Textor (2)
John C. Keinert (2)                      Patrick J. Ward (10)
Thomas B. Walker, III (2)                Jon Winkelried (2)
Jeffrey M. Weingarten (7)                Gregory K. Palm (7)
Richard E. Witten (2)                    John O. Downing (7)
Carlos A. Cordeiro (7)                   Michael D. Fascitelli (2)
W. Mark Evans (7)                        Reuben Jeffrey, III (2)
Sylvain M. Hefes (7)                     Jun Makihara (9)
Lawrence H. Linden (2)                   Robert B. Morris,III (11)
Masanori Mochida (10)                    Suzanne M. Johnson (9)
Philip D. Murphy (14)                    Carl G.E. Palmstierna (7)
Terence M. O'Toole (2)                   J. David Rogers (10)
Michael G. Rantz (2)                     Peter Savitz (10)
Joseph Sassoon (7)                       Ralph F. Severson (11)
Charles B. Seelig, Jr. (2)               Gary A. Syman (10)
Gene T. Sykes (9)                        John L. Townsend, III (2)
Leslie C. Tortora (2)                    David A. Viniar (2)
Lee G. Vance (7)                         Peter A. Weinberg (2)
John S. Weinberg (2)                     George W. Wellde, Jr. (2)
Laurence M. Weiss (2)                    Sharmin Mossavar-Rahmani (5)
Jaime E. Yordan (2)                      Robert Litterman (2)
Jonathan L. Kolatch (2)                  Thomas J. Macirowski (2)
Peter S. Kraus (2)                       Oki Matsumoto (10)
Jonathan M. Lopatin (2)                  Eric M. Mindich (2)
Peter G. Mallinson (13)                  Thomas K. Montag (2)
E. Scott Mead (7)                        Kipp M. Nelson (7)
Steven T. Mnuchin (2)                    Robert J. O'Shea (2)
Edward A. Mule (2)                       Jack L. Salzman (2)
Christopher K. Norton (14)               Michael F. Schwerin (2)
Wiet H. Pot (7)                          Richard G. Sherlund (2)
Eric S. Schwartz (2)

Name and Principal                       Name and Principal
Business Address                         Business Address
----------------                         ----------------
Richard S. Sharp (7)                     Cody J. Smith (2)
Michael S. Sherwood (7)                  Esta E. Stecher (2)
Daniel W. Stanton (2)                    Byron D. Trott (8)
Frederic E. Steck (11)                   Peter S. Wheeler (13)
Barry S. Volpert (2)                     Gary W. Williams (2)
Anthony G. Williams (7)                  Danny O. Yee (13)
Tracy R. Wolstencroft (4)                Mark A. Zurack (2)
Michael J. Zamkow (2)


------------

(1)  Management Committee

(2)  85 Broad Street, New York, NY  10004

(3)  Mellon Bank Center, 1735 Market Street, 26th Floor,
     Philadelphia, PA 19103
(4)  100 Crescent Court, Suite 1000, Dallas, TX 75201

(5)  One New York Plaza, New York, NY 10004
(6)  1000 Louisiana Street, Suite 550, Houston, TX 77002
(7)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(8)  4900 Sears Tower, Chicago, IL 60606
(9)  333 South Grand Avenue, Suite 1900, Los Angeles, CA 90071

(10) ARK Mori Bldg.,10th Floor, 12-32 Akasaka, 1-chome, Minato-ku, Tokyo 107, Japan
(11) 555 California Street, 31st Floor, San Francisco, CA 94104
(12) Exchange Place, 53 State Street, 13th Floor, Boston, MA 02109
(13) Asia Pacific Finance Tower, 35th Floor, Citibank Plaza, 3 Garden Road, Hong Kong
(14) Finanz GmbH, MesseTurm, 60308 Frankfurt am Main 1, Germany

(15) Munsterhof 4, 8022, Zurich, Switzerland

(c)  Not applicable.


Item 30. Location of Accounts and Records.
         --------------------------------

The Agreement and Declaration of Trust, By-laws and minute book of the Registrant are in the physical possession of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105.

Item 31. Management Services.
         -------------------

Not Applicable.


Item 32. Undertakings.
         ------------

(a) The Annual Report also contains performance information and is available to any recipient of the Prospectus upon request and without charge by writing to either Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606-6303 or Callahan Credit Union Financial Services Limited Partnership c/o Callahan Financial Services, Inc., 1001 Connecticut Ave., N.W., Suite 1022, Washington, D.C. 20036-5504.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 21st day of November 1995.

TRUST FOR CREDIT UNIONS

By:     Michael J. Richman
--------------------------
    Michael J. Richman
    Secretary


Pursuant to the requirements of the Securities Act of 1993, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on November 21, 1995.

       Name                                   Title
       ----                                   -----
   Marcia L. Beck              President and Chief Executive Officer
--------------------
   Marcia L. Beck

  Scott M. Gilman              Treasurer and Chief Financial Officer
--------------------
  Scott M. Gilman

        *                             Chairman and Trustee
--------------------
   John T. Ostby

        *                             Trustee
--------------------
Wendell A. Sebastian

        *                             Trustee
--------------------
 Edgar F. Callahan

        *                             Trustee
--------------------
 Gene R. Artemenko

        *                             Trustee
--------------------
   James C. Barr

        *                             Trustee
--------------------
   Robert M. Coen

        *                             Trustee
--------------------
  John T. Collins

        *                             Trustee
--------------------
  Thomas S. Condit

        *                             Trustee
--------------------
  Rudy J. Hanley

*By     Michael J. Richman
   --------------------------
        Michael J. Richman
        Attorney-In-Fact

                               INDEX TO EXHIBITS

1 Agreement and Declaration of Trust, dated September 24, 1987, as amended and restated through December 1, 1987, of the Registrant.

1(a)      Amendment No. 1 to the Amended and Restated Agreement and
          Declaration of Trust dated April 20, 1988.

1(b)      Amendment No. 2 to Amended and Restated Agreement and Declaration of
          Trust dated September 21, 1992.

1(c)      Amendment No. 3 to Registrant's Amended and Restated Agreement and
          Declaration of Trust to Establish and Designate Units of the Target
          Maturity Portfolio (1996).

1(d)      Amendment No. 4 to Registrant's Amended and Restated Agreement and
          Declaration of Trust to Establish and Designate Units of the Target
          Maturity Portfolio (Feb 97), Target Maturity Portfolio (May 97),
          Target Maturity Portfolio (Aug 97) and Target Maturity Portfolio (Nov
          97).

2         By-laws of the Registrant.

5         Advisory Agreement between Registrant and Goldman, Sachs & Co. dated
          June 20, 1991.

5(a)      Addendum No. 1 to the Investment Advisory Agreement between the
          Registrant and Goldman Sachs & Co. dated October 6, 1992.

5(b)      Addendum No. 2 to the Advisory Agreement between Registrant and
          Goldman, Sachs & Co.

5(c)      Addendum No. 3 to the Advisory agreement between Registrant and
          Goldman, Sachs & Co. dated December 23, 1993.

5(d)      Addendum No. 4 to the Advisory Agreement between the Registrant and
          Goldman, Sachs & Co. dated January 1, 1994.

6         Distribution Agreement between Registrant and Callahan Financial
          Services, Inc. dated May 10, 1988.

6(a)      Amendment No. 1 to Distribution Agreement between Registrant and
          Callahan Financial Services, Inc. dated February 28, 1989.

6(b)      Distribution Agreement between Registrant and Goldman, Sachs & Co.
          dated February 28, 1989.

8         Custodian Agreement between Registrant and State Street Bank and Trust
          Company dated May 10, 1988.B)

8(a)      Amendment to the Custodian Agreement between Registrant and State
          Street Bank and Trust Company dated September 18, 1989.

8(b)      Transfer Agency Agreement between Registrant and Goldman,
          Sachs & Co. dated May 10, 1988.  (Reference B)

8(c)      Amendment No. 1 to Transfer Agency Agreement dated February 28, 1989.
          (Reference B)

9         Revised and Restated Administration Agreement between Registrant and
          Callahan Credit Union Financial Services Limited Partnership dated
          March 31, 1993.  (Reference E)

9(a) Addendum No. 1 to the Revised and Restated Administration Agreement between Registrant and Callahan Credit Union Financial Services
          Limited Partnership.  (Reference F)

9(b) Addendum No. 2 to the Revised and Restated Administration Agreement between Registrant and Callahan Credit Union Financial Services
          Limited Partnership dated January 1, 1994.  (Reference G)

9(c)      Addendum No. 3 to the Administration Agreement dated July 1, 1995

11        Consent of Independent Accountants.

13        Subscription Agreement dated April 28, 1988.

17        Powers of Attorney from Messrs. Artemenko, Barr, Callahan, Caen,
          Collins, Conduit, Hanley, Ostby, Sebastian, Beck, Connors, Gilman,
          Filson, Mosior, Mucker, Richman, Surloff, Taylor, Hartstein, Shanley,
          Uniacke, Alexander

27        Financial Data Schedule